                                                             File Nos. 033-39702
                                                                       811-06293

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                        Post-Effective Amendment No. 40

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 93

                            SEPARATE ACCOUNT VA-K OF
                COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
                           (Exact Name of Registrant)

                COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
                              (Name of Depositor)

                                20 Guest Street
                         Brighton, Massachusetts 02135
                           Telephone: (508) 460-2400
               (Address of Depositor's Principal Executive Office

                               Sarah M. Patterson
                Managing Director, Associate General Counsel and
                              Assistant Secretary
                Commonwealth Annuity and Life Insurance Company
                                20 Guest Street
                         Brighton, Massachusetts 02135
                           Telephone: (860) 325-1538
               (Name and Address of Agent for Service of Process)

It is proposed that this filing will become effective:

/ / immediately upon filing pursuant to paragraph (b) of Rule 485
/X/ on May 1, 2019 pursuant to paragraph (b) of Rule 485
/ / 60 days after filing pursuant to paragraph (a)(1) of Rule 485
/ / on (date) pursuant to paragraph (a)(1) of Rule 485
/ / this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                           VARIABLE ANNUITY CONTRACTS

Pursuant to Reg. Section 270.24f- 2 of the Investment Company Act of 1940 ("the 1940 Act"), Registrant has registered an indefinite amount of its securities under the Securities Act of 1933 ("the 1933 Act"). The Rule 24f-2 Notice for the issuer's fiscal year ended December 31, 2018 and was filed before March 30, 2019.

               COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
                           BRIGHTON, MASSACHUSETTS

This Prospectus provides important information about the ExecAnnuity Plus '93 variable annuity policy (Form A3021-93) and the ExecAnnuity Plus '91 variable annuity policy (Form A3018-91) issued by Commonwealth Annuity and Life Insurance Company ("Commonwealth Annuity"). Information specific to ExecAnnuity Plus '91 (A3018-91) is set forth in Appendix C. As of the date of this Prospectus, the Company has effectively ceased issuing new contracts except in connection with certain preexisting contractual plans and programs.

PLEASE READ THIS PROSPECTUS CAREFULLY BEFORE INVESTING AND KEEP IT FOR FUTURE REFERENCE. ANNUITIES INVOLVE RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL.


A Statement of Additional Information ("SAI") dated May 1, 2019 containing more information about this annuity is on file with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. A copy may be obtained free of charge by calling Annuity Client Services at 1-800-533-7881. The Table of Contents of the SAI is listed on page 3 of this Prospectus. This Prospectus and the SAI can also be obtained from the Securities and Exchange Commission's website (http://www.sec.gov).


The Separate Account, known as Separate Account VA-K, is subdivided into Sub-Accounts. Each Sub-Account offered as an investment option invests exclusively in shares of one of the following funds (certain funds may not be available in all states):


AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE   Global Atlantic BlackRock Disciplined U.S. Core
INSURANCE FUNDS)(SERIES I SHARES)                Portfolio
Invesco V.I. Health Care Fund                    Global Atlantic Goldman Sachs Global Equity
FORETHOUGHT VARIABLE INSURANCE TRUST (CLASS I)   Insights Portfolio
Global Atlantic BlackRock Allocation Portfolio   Global Atlantic Goldman Sachs Mid Cap Value
Global Atlantic BlackRock Disciplined Core       Insights Portfolio
Portfolio                                        GOLDMAN SACHS VARIABLE INSURANCE TRUST (SERVICE
Global Atlantic BlackRock Disciplined            SHARES)
International Core Portfolio                     Goldman Sachs Equity Index Fund
Global Atlantic BlackRock Disciplined Mid Cap    Goldman Sachs Global Trends Allocation Fund
Growth Portfolio                                 Goldman Sachs Government Money Market Fund
Global Atlantic BlackRock Disciplined Value      Goldman Sachs High Quality Floating Rate Fund
Portfolio                                        MFS(R) VARIABLE INSURANCE TRUST (SERVICE CLASS)
Global Atlantic BlackRock High Yield Portfolio   MFS(R) Utilities Series
Global Atlantic Goldman Sachs Core Fixed         OPPENHEIMER VARIABLE ACCOUNT FUNDS (SERVICE
Income Portfolio                                 SHARES)
Global Atlantic Goldman Sachs Large Cap          Oppenheimer Conservative Balanced Fund/VA(1)
Growth Insights Portfolio                        Oppenheimer Global Strategic Income Fund/VA(2)
FORETHOUGHT VARIABLE INSURANCE TRUST (CLASS II)  PIONEER VARIABLE CONTRACTS TRUST (CLASS II)
Global Atlantic BlackRock Disciplined Small Cap  Pioneer Real Estate Shares VCT Portfolio
Portfolio



-------------------------------
(1) On or about the close of business on May 24, 2019, the Oppenheimer Conservative Balanced Fund/VA will merge into the Invesco Oppenheimer V.I. Conservative Balanced Fund.



(2) On or about the close of business on May 24, 2019, the Oppenheimer Global Strategic Income Fund/VA will merge into the Invesco Oppenheimer V.I. Global Strategic Income Fund.

Effective November 15, 2010, no new payment allocations or transfers can be made to the Sub-Account that invest in the underlying funds listed below:


EATON VANCE VARIABLE TRUST (INITIAL CLASS)
Eaton Vance VT Floating-Rate Income Fund

You may contact our Service Center at 1-800-533-7881 to request prospectuses for any of the underlying funds that are available as investment options under your Contract.

THIS ANNUITY IS NOT A BANK DEPOSIT OR OBLIGATION; IS NOT FEDERALLY INSURED; AND IS NOT ENDORSED BY ANY BANK OR GOVERNMENTAL AGENCY.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Company's General Account is also available as an investment option and offers a fixed interest rate guaranteed for one year from the time a payment is received.




                              DATED MAY 1, 2019

                             TABLE OF CONTENTS


SPECIAL TERMS.............................................................    4
SUMMARY OF FEES AND EXPENSES..............................................    5
SUMMARY OF THE POLICY FEATURES ...........................................    9
PERFORMANCE INFORMATION...................................................   12
DESCRIPTION OF THE COMPANY, THE SEPARATE ACCOUNT, AND THE
  UNDERLYING FUNDS........................................................   14
INVESTMENT OBJECTIVES AND POLICIES........................................   16
WHAT IS AN ANNUITY?.......................................................   19
CHARGES AND DEDUCTIONS....................................................   20
  SURRENDER CHARGE........................................................   20
  PREMIUM TAXES...........................................................   23
  POLICY FEE..............................................................   23
  CHARGE FOR DISCONTINUED MINIMUM GUARANTEED ANNUITY
    PAYOUT (M-GAP) RIDER..................................................   23
  ANNUAL CHARGES AGAINST SEPARATE ACCOUNT ASSETS..........................   24
THE VARIABLE ANNUITY POLICIES.............................................   25
  DISRUPTIVE TRADING......................................................   25
  PURCHASE PAYMENTS.......................................................   26
  RIGHT TO CANCEL INDIVIDUAL RETIREMENT ANNUITY...........................   27
  RIGHT TO CANCEL ALL OTHER POLICIES......................................   27
  TELEPHONE TRANSACTION PRIVILEGE.........................................   27
  TRANSFER PRIVILEGE......................................................   28
  AUTOMATIC TRANSFERS AND AUTOMATIC ACCOUNT REBALANCING OPTIONS...........   28
  SURRENDER...............................................................   29
  PARTIAL REDEMPTION......................................................   29
  DEATH BENEFIT...........................................................   30
  THE SPOUSE OF THE OWNER AS BENEFICIARY..................................   31
  ASSIGNMENT..............................................................   31
  ELECTING THE FORM OF ANNUITY AND THE ANNUITY DATE.......................   32
  DESCRIPTION OF VARIABLE ANNUITY PAYOUT OPTIONS..........................   33
  NORRIS DECISION.........................................................   34
  COMPUTATION OF POLICY VALUES AND ANNUITY BENEFIT PAYMENTS...............   34
FEDERAL TAX CONSIDERATIONS................................................   37
LOANS (QUALIFIED POLICIES ONLY)...........................................   46
STATEMENTS AND REPORTS....................................................   46
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS.........................   47
VOTING RIGHTS.............................................................   48
CHANGES TO COMPLY WITH LAW AND AMENDMENTS.................................   48
DISTRIBUTION..............................................................   48
LEGAL MATTERS.............................................................   49
FURTHER INFORMATION.......................................................   49
APPENDIX A--MORE INFORMATION ABOUT THE GENERAL ACCOUNT....................  A-1
APPENDIX B--CONDENSED FINANCIAL INFORMATION...............................  B-1
APPENDIX C--POLICY NO. A3018-91 (AND STATE VARIATIONS THEREOF)............  C-1
APPENDIX D--DISCONTINUATION OF THE MINIMUM GUARANTEED ANNUITY
  PAYOUT (M-GAP) RIDER....................................................  D-1

                   STATEMENT OF ADDITIONAL INFORMATION
                            TABLE OF CONTENTS


GENERAL INFORMATION AND HISTORY..........................................    3
TAXATION OF THE POLICY, THE SEPARATE ACCOUNT AND THE COMPANY.............    5
SERVICES.................................................................    5
UNDERWRITERS.............................................................    6
ANNUITY BENEFIT PAYMENTS.................................................    7
ENHANCED AUTOMATIC TRANSFER (DOLLAR COST AVERAGING) PROGRAM..............    7
PERFORMANCE INFORMATION..................................................    8
FINANCIAL STATEMENTS.....................................................   14
FINANCIAL STATEMENTS OF COMMONWEALTH ANNUITY AND LIFE INSURANCE
  COMPANY AND SEPARATE ACCOUNT VA-K......................................  F-1

                                SPECIAL TERMS

ACCUMULATED VALUE:    the total value of all Accumulation Units in the
Sub-Accounts plus the value of all accumulations in the General Account credited to the Policy on any date before the Annuity Date.

ACCUMULATION UNIT:    a unit of measure used to calculate the value of a
Sub-Account before annuity payments begin.

ANNUITANT:    the person designated in the Policy to whom the Annuity is to be paid.

ANNUITY DATE:    the date on which annuity payments begin. This date may not be later than the first day of the month before the Annuitant's 90th birthday.

ANNUITY UNIT:    a unit of measure used to calculate the value of the periodic annuity payments under the Policy.

COMPANY:    unless otherwise specified, any reference to the "Company" shall refer exclusively to Commonwealth Annuity and Life Insurance Company.

CUMULATIVE EARNINGS:    the Accumulated Value reduced by total payments not
previously withdrawn.

FIXED ANNUITY PAYOUT:    an annuity payout option providing for payments which
remain fixed in amount throughout the annuity payment period.

GENERAL ACCOUNT:    all the assets of the Company other than those held in a
Separate Account.

SEPARATE ACCOUNT:    Separate Account VA-K of the Company. Separate Account
VA-K consists of assets segregated from other assets of the Company. The investment performance of the assets of the Separate Account is determined separately from the other assets of the Company and are not chargeable with liabilities arising out of any other business which the Company may conduct.

SERVICE OFFICE:    Se(2), LLC (an affiliate of Security Distributors, Inc.) and its affiliates (collectively, "se(2)") provides administrative, accounting, and other services to the Company. The principal administrative offices of se(2) are located at One Security Benefit Place Topeka, KS 66675, Telephone 1-800-533-7881.

SUB-ACCOUNT:    a subdivision of the Separate Account investing exclusively in the shares of a corresponding Underlying Fund.

SURRENDER VALUE:    the Accumulated Value of the Policy on full surrender after deducting any applicable Policy fee, rider charge and surrender charge.

VALUATION DATE:    a day on which the net asset value of the shares of any of the Underlying Funds is determined and unit values of the Sub-Accounts are determined. Valuation dates currently occur on each day on which the New York Stock Exchange is open for trading, and on such other days (other than a day during which no payment, partial withdrawal, or surrender of a Policy was received) when there is a sufficient degree of trading in an Underlying Fund's portfolio securities such that the current unit value of the Sub-Accounts may be materially affected.

VALUATION PERIOD:    The time span between the close of trading on the New York
Stock Exchange from one Valuation Date to the next.

VARIABLE ANNUITY PAYOUT:    an annuity payout option providing for payments
varying in amount in accordance with the investment experience of certain Underlying Funds.

                        SUMMARY OF FEES AND EXPENSES

There are certain fees and expenses that you will bear under the ExecAnnuity Plus Policies. The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the policy. The purpose of the tables is to help you understand these various charges.



                                   TABLE I
                         OWNER TRANSACTION EXPENSES

TABLE I DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY OR SURRENDER THE POLICY AND WHEN YOU TRANSFER VALUES AMONG THE INVESTMENT OPTIONS. (NOTE: THE COMPANY DOES NOT CHARGE A TRANSACTION CHARGE WHEN YOU PURCHASE THE POLICY AND DOES NOT CURRENTLY CHARGE WHEN YOU TRANSFER AMONG INVESTMENT OPTIONS.) STATE PREMIUM TAXES ARE APPLICABLE IN SOME STATES AND ARE DEDUCTED AS DESCRIBED IN "PREMIUM TAXES" UNDER CHARGES AND DEDUCTIONS.


                                                                               MAXIMUM CHARGE
                                                                        ----------------------------
          SURRENDER CHARGE(1):
          (as a percentage of payments withdrawn).....................              8.0%

          TRANSFER CHARGE(2):.........................................       $0 on the first 12
                                                                            transfers in a Policy
                                                                             year. Up to $25 for
                                                                            subsequent transfers


           ------------------
          (1) During the accumulation phase, this charge may be assessed upon surrender, withdrawal or annuitization under any period certain option. The charge is a percentage of payments withdrawn (in excess of any amount that is free of surrender charge) within the indicated time period. For purposes of calculating the Surrender Charge on partial withdrawals and surrenders, we assume that amounts are withdrawn from Purchase Payments in the chronological order in which they were received.

             COMPLETE YEARS FROM DATE OF PAYMENT                             CHARGE
             --------------------------------------------------------------  -------
             0-2...........................................................      8%
             3.............................................................      7%
             4.............................................................      6%
             5.............................................................      5%
             6.............................................................      4%
             7.............................................................      3%
             8.............................................................      2%
             9.............................................................      1%
             Thereafter....................................................      0%

          (2) The Company currently makes no charge for processing transfers and guarantees that the first 12 transfers in a Policy year will not be subject to a transfer charge. For each subsequent transfer, the Company reserves the right to assess a charge, guaranteed never to exceed $25, to reimburse the Company for the costs of processing the transfer.

                                  TABLE II
       PERIODIC FEES AND EXPENSES OTHER THAN UNDERLYING FUND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY, NOT INCLUDING THE FEES AND EXPENSES OF EACH UNDERLYING FUND:


           ANNUAL POLICY FEE:(1)...............................................................   $30

           ANNUAL VARIABLE SUB-ACCOUNT EXPENSES:
           (on an annual basis as percentage of average daily net assets)
                Mortality and Expense Risk Charge:.............................................  1.25%
                Administrative Expense Charge:.................................................  0.20%
                                                                                                 ------
                Total Annual Expenses:.........................................................  1.45%

           OPTIONAL RIDER CHARGES:
             The charge on an annual basis as a percentage of the Accumulated Value is:
                Optional Minimum Guaranteed Annuity Payout (M-GAP) Rider with a ten-year waiting period(2)...................................................  0.25%
                Optional Minimum Guaranteed Annuity Payout (M-GAP) Rider with a fifteen-year waiting period(2)...............................................  0.15%


           ---------------
           (1) During the accumulation phase, a Policy fee equal to the lesser of $30 or 3% is deducted annually and upon surrender when Accumulated Value is $50,000 or less. The fee is waived for Policies issued to and maintained by the trustee of a 401(k) plan.

           (2) If you elected one of the M-GAP riders prior to their discontinuance on 1/31/02, 1/12th of the annual charge is deducted pro-rata on a monthly basis at the end of each month and, if applicable, at termination. For more information about the M-GAP Rider, see "APPENDIX D--DISCONTINUATION OF THE MINIMUM GUARANTEED ANNUITY PAYOUT (M-GAP) RIDER".

                                  TABLE III
           TOTAL ANNUAL OPERATING EXPENSES OF THE UNDERLYING FUNDS

TABLE III SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE UNDERLYING FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY. MORE DETAIL CONCERNING EACH UNDERLYING FUND'S FEES AND EXPENSES, INCLUDING INFORMATION ABOUT ANY EXPENSE CAPS OR REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS FOR THE UNDERLYING FUNDS. THE PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION OF THE UNDERLYING FUNDS ARE AVAILABLE FROM THE SERVICE OFFICE UPON REQUEST.


The table below shows the minimum and maximum expenses of the Funds for the year ended December 31, 2018. The levels of fees and expenses vary among the Underlying Funds, and may vary from year to year.




TOTAL ANNUAL FUND OPERATING EXPENSES                      MINIMUM                           MAXIMUM
----------------------------------------       ----------------------------       ---------------------------
Expenses that are deducted from                  Annual charge of 0.47% of          Annual charge of 1.62%
Underlying Fund assets, including                average daily net assets         of average daily net assets
management fees, distribution and/or
service (12b-1) fees and other expenses.



------------------------------
The Underlying Fund information is based on information provided by the Underlying Funds and is not independently verified by the Company.


EXAMPLES

THE FOLLOWING EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE POLICY WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE OWNER TRANSACTION EXPENSES, POLICY FEES, SEPARATE ACCOUNT ANNUAL EXPENSES, AND UNDERLYING FUND FEES AND EXPENSES. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


MAXIMUM EXPENSE EXAMPLE

The following example assumes that you invest $10,000 in the Policy for the time periods indicated and that your investment has a 5% return each year. The example also assumes the maximum fees and expenses of any of the Underlying Funds and assumes that these fees and expenses remain the same in each of the 1, 3, 5, and 10-year intervals. Finally, the example assumes that you have chosen the optional rider with the maximum possible charge, which would be the Minimum Guaranteed Annuity Payout (M-GAP) Rider with a ten-year waiting period at a charge of 0.25% annually. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

(1) If, at the end of the applicable time period, you surrender your Policy or annuitize under any period certain option:



                                                                 1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                                                -------  -------  -------  --------
     Fund with the maximum total operating expenses...........   $1,071  $1,697   $2,243    $3,658


(2) If you do NOT surrender your Policy or if you annuitize at the end of the applicable time period under a life option:



                                                                1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                                                ------  -------  -------  --------
     Fund with the maximum total operating expenses...........   $340   $1,036   $1,755    $3,658


MINIMUM EXPENSE EXAMPLE

The following example assumes that you invest $10,000 in the Policy for the time periods indicated and that your investment has a 5% return each year. The example also assumes the minimum fees and expenses of any of the Underlying Fund and assumes that these fees and expenses remain the same in each of the 1, 3, 5, and 10-year intervals. It also assumes that you have not chosen any optional riders. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

(1) If, at the end of the applicable time period, you surrender your Policy or annuitize under any period certain option:



                                                                1 YEAR   3 YEARS  5 YEARS  10 YEARS
                                                                -------  -------  -------  --------
     Fund with the minimum total operating expenses...........   $942    $1,307   $1,562    $2,296


(2) If you do NOT surrender your Policy or if you annuitize at the end of the applicable time period under a life option:



                                                                1 YEAR   3 YEARS  5 YEARS  10 YEARS
                                                                -------  -------  -------  --------
     Fund with the minimum total operating expenses...........   $200     $618    $1,062    $2,296


                       SUMMARY OF THE POLICY FEATURES

This Summary does not contain all information that may be important. States may require variations to the Contract. If a state variation applies, it will appear in the Contract, an endorsement to the Contract, or a supplement to this Prospectus. Although there may be state variations to the Contract, this prospectus discloses all the material features and benefits under the Contract.


INVESTMENT OPTIONS

Purchase payments may be allocated among the variable Sub-Accounts available under the Policies (up to seventeen Sub-Accounts, in addition to the Sub-Account investing in the Goldman Sachs Government Money Market Fund, may be utilized at any one time) and a fixed account ("General Account") of the Company (together "investment options"). The Sub-Accounts are subdivisions of Separate Account VA-K (the "Separate Account"), a separate account of the Company. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, (the "1940 Act") but such registration does not involve the supervision or management of investment practices or policies by the Securities and Exchange Commission ("SEC"). For more information about the Separate Account and the Company, see DESCRIPTION OF THE COMPANY, THE SEPARATE ACCOUNT, AND THE UNDERLYING FUNDS. For more information about the General Account see APPENDIX A--MORE INFORMATION ABOUT THE GENERAL ACCOUNT.


INVESTMENT IN THE SUB-ACCOUNT

Each Sub-Account available under the Policies invests its assets without sales charge in a corresponding investment series. You may utilize up to seventeen variable Sub-Accounts at any one time, in addition to the Sub-Account investing in the Goldman Sachs Government Money Market Fund. Each Underlying Fund operates pursuant to different investment objectives and this range of investment options enables you to allocate your money among the Underlying Funds to meet your particular investment needs. For a more detailed description of the Underlying Funds, see INVESTMENT OBJECTIVES AND POLICIES.

There can be no assurance that the investment objectives of the Underlying Funds can be achieved or that the value of the Policy will equal or exceed the aggregate amount of the purchase payments made under the Policy. For more information about the investments of the Underlying Funds, see DESCRIPTION OF THE COMPANY, THE SEPARATE ACCOUNT AND THE UNDERLYING FUNDS. The accompanying prospectuses describe the investment objectives and risks of each of the Underlying Funds.

The value of each Sub-Account will vary daily depending on the performance of the investments made by the respective Underlying Funds. Dividends or capital gains distributions received from an Underlying Fund are reinvested in additional shares of that Underlying Fund, which are retained as assets of the Sub-Account.


TRANSFERS BETWEEN INVESTMENT OPTIONS

Prior to the Annuity Date, amounts may be transferred among the Sub-Accounts and between the Sub-Accounts and the General Account subject to certain limitations described under "TRANSFER PRIVILEGE" under THE VARIABLE ANNUITY POLICIES. Automatic Transfers (Dollar Cost Averaging), which gradually moves money to one or more of the Underlying Funds, is available at no additional charge. Automatic Account Rebalancing, which ensures that assets remain allocated according to the Owner's designated percentage allocation mix, is also available at no additional charge. Automatic Transfers (Dollar Cost Averaging) and Automatic Account Rebalancing may not be in effect at the same time.

ANNUITY PAYMENTS

The owner of a Policy ("Owner") may select variable annuity benefit payments based on one or more of certain Sub-Accounts, fixed annuity payouts, or a combination of fixed and variable payments. Fixed annuity payouts are guaranteed by the Company.


CANCELLATION RIGHTS

The Owner may cancel the Policy at any time between the date of the application and the date 10 days after receipt of the Policy. For more information about cancellation rights, see "RIGHT TO CANCEL INDIVIDUAL RETIREMENT ANNUITY" and "RIGHT TO CANCEL ALL OTHER POLICIES" under THE VARIABLE ANNUITY POLICIES.


PAYMENT MINIMUMS AND MAXIMUMS

Under the Policies, purchase payments are not limited as to frequency, but no payments may be submitted within one month of the Annuity Date. Generally, the initial purchase payment must be at least $600 and subsequent payments must be at least $50. Under a monthly automatic payment plan or a payroll deduction plan, each purchase payment must be at least $50. However, in cases where the contribution on behalf of an employee under an employer-sponsored retirement plan is less than $600 but more than $300 annually, the Company may issue a Policy on the employee, if the plan's average annual contribution per eligible plan participant is at least $600.

The Company reserves the right to set maximum limits on the aggregate purchase payments made under the Policy. In addition, the Internal Revenue Code (the "Code") imposes maximum limits on contributions under qualified annuity plans.


CHARGES AND DEDUCTIONS

For a complete discussion of charges, see CHARGES AND DEDUCTIONS.

SURRENDER CHARGE.    No sales charge is deducted from purchase payments at the
time the payments are made. However, a surrender charge may be assessed on withdrawals of payments that have not been invested for nine full years.

ANNUAL POLICY FEE.    During the accumulation phase, a Policy Fee equal to the
lesser of $30 or 3% of Accumulated Value will be deducted on a Policy Anniversary or upon full surrender when the Accumulated Value on that date is $50,000 or less. The Policy Fee is waived for policies issued to and maintained by the trustee of a 401(k) plan.

PREMIUM TAXES.    A deduction for state and local premium taxes, if any, may be made as described under "Premium Taxes" under CHARGES AND DEDUCTIONS.

SEPARATE ACCOUNT ASSET CHARGES.    The Company will deduct a daily charge,
equivalent to 1.25% annually, of the average daily net assets of each Sub-Account at each Valuation Date. The charge is retained for the mortality and expense risks the Company assumes. In addition, to cover administrative expenses, the Company deducts a daily charge of 0.20% per annum of the value of the average net assets in the Sub-Accounts.

TRANSFER CHARGE.    The Company currently makes no charge for transfers. The
Company guarantees that the first twelve transfers in a Policy year will be free of charge. For each subsequent transfer, the Company reserves the right to assess a charge, guaranteed never to exceed $25, to reimburse the Company for the costs of processing the transfer. If the Owner has elected automatic transfers or automatic rebalancing, the first automatic transfer or rebalancing will count as one transfer for purposes of the twelve which are guaranteed to be free of a transfer charge in each Policy year. Each subsequent automatic transfer or rebalancing under that request in the same or a subsequent Policy year is without transfer charge and does not reduce the remaining number of transfers which may be made free of a transfer charge.

CHARGES OF THE UNDERLYING FUND.    In addition to the charges described above,
each Underlying Fund incurs certain management fees and expenses which are more fully described in the prospectuses of the Underlying Funds. These charges vary among the Underlying Funds and may change from year to year.


SURRENDER OR PARTIAL REDEMPTION

At any time before the Annuity Date, the Owner has the right either to surrender the Policy in full and receive its Surrender Value less any applicable tax withholding or to redeem a portion of the Policy's value subject to certain limits and any applicable surrender charge. There may be tax consequences for surrender or redemptions. For further information, see "SURRENDER" and "PARTIAL REDEMPTION" under THE VARIABLE ANNUITY POLICIES and "SURRENDER CHARGE" under CHARGES AND DEDUCTIONS, and FEDERAL TAX
CONSIDERATIONS.


DEATH BENEFIT

If the Annuitant or Owner should die before the Annuity Date, a death benefit will be paid to the beneficiary. Upon death of the Annuitant, the death benefit is equal to the greatest of:

(a) the Accumulated Value on the Valuation Date that the Company receives due proof of death;

(b) the sum of the gross payment(s) made under the Policy reduced proportionately to reflect the amount of all partial redemptions; or

(c) the death benefit that would have been payable on the most recent fifth year Policy Anniversary, increased for subsequent purchase payments and reduced proportionately to reflect withdrawals after that date.

Upon death of the Owner, who is not also the Annuitant, the death benefit will equal the Accumulated Value of the Policy next determined following receipt of due proof of death at the Principal Office. See "DEATH BENEFIT" under THE VARIABLE ANNUITY POLICIES.

                           PERFORMANCE INFORMATION

The Company first offered ExecAnnuity Plus '93 in 1993. The Company may advertise "total return" and "average annual total return" performance information based on (1) the periods that the Sub-Accounts have been in existence and (2) the periods that the Underlying Funds have been in existence. Performance tables are included in the SAI.

The total return of a Sub-Account refers to the total of the income generated by an investment in the Sub-Account and of the changes in the value of the principal (due to realized and unrealized capital gains or losses) for a specified period, reduced by Sub-Account charges, and expressed as a percentage. The average annual total return represents the average annual percentage change in the value of an investment in the Sub-Account over a given period of time. It represents averaged figures as opposed to the actual performance of a Sub-Account, which will vary from year to year.

The yield of the Sub-Account investing in a Money Market Fund refers to the income generated by an investment in the Sub-Account over a seven-day period (which period will be specified in the advertisement). This income is then "annualized" by assuming that the income generated in the specific week is generated over a 52-week period. This annualized yield is shown as a percentage of the investment. The "effective yield" calculation is similar but, when annualized, the income earned by an investment in the Sub-Account is assumed to be reinvested. Thus the effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The yield of a Sub-Account investing in a Fund other than the Goldman Sachs Government Money Market Fund refers to the annualized income generated by an investment in the Sub-Account over a specified 30-day or one-month period. The yield is calculated by assuming that the income generated by the investment during that 30-day or one-month period is generated each period over a 12-month period and is shown as a percentage of the investment.

PERFORMANCE INFORMATION FOR ANY SUB-ACCOUNT REFLECTS THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT IN THE SUB-ACCOUNT DURING THE TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED AS WELL AS CONTRACT LEVEL CHARGES (IF ANY) AND WITHDRAWAL CHARGES (FOR MORE INFORMATION, SEE THE SAI). PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES AND RISK CHARACTERISTICS OF THE UNDERLYING FUND IN WHICH THE SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

Performance information for a Sub-Account may be compared in reports and promotional literature to:

(1) the Standard & Poor's 500 Composite Stock Price Index (S&P 500), Dow Jones Industrial Average (DJIA), Shearson Lehman Aggregate Bond Index or other unmanaged indices, so that investors may compare the Sub-Account results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; or

(2) other groups of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment products by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons, who rank such investment products on overall performance or other criteria; or

(3) the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment in the Sub-Account. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses. In addition, relevant broad- based indices and performance from independent sources may be used to illustrate the performance of certain Policy features.

At times, the Company may also advertise the ratings and other information assigned to it by independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Service ("Moody's"),

Standard & Poor's Insurance Rating Services ("S&P") and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of the Company's relative financial strength and operating performance in comparison to the norms of the life/health insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues and do not measure the ability of such companies to meet other non-policy obligations. The ratings also do not relate to the performance of the Underlying Funds.

              DESCRIPTION OF THE COMPANY, THE SEPARATE ACCOUNT
                          AND THE UNDERLYING FUNDS

THE COMPANY.    Unless otherwise specified, any reference to the "Company"
refers to Commonwealth Annuity and Life Insurance Company ("Commonwealth Annuity"). The Company's Principal Office is located at 20 Guest Street, Brighton, MA 02135, Telephone 508-460-2400.

The Company is a life insurance company organized under the laws of Delaware in July 1974. Effective December 31, 2002, the Company became a Massachusetts domiciled insurance company. Prior to December 30, 2005, the Company was an indirect wholly-owned subsidiary of The Hanover Insurance Group ("THG"). On that date, THG completed the closing of the sale of the Company to The Goldman Sachs Group, Inc. ("Goldman Sachs"). Effective September 1, 2006, the Company changed its name from Allmerica Financial Life Insurance and Annuity Company to Commonwealth Annuity and Life Insurance Company. Effective April 30, 2013, Goldman Sachs completed the transfer of the common stock of the Company to Global Atlantic (Fin) Company, which is a wholly-owned indirect subsidiary of Global Atlantic Financial Group Limited.

The Company also originates assets through reinsurance transactions. The Company provides reinsurance solutions to meet the strategic, risk management and capital goals of retirement and life insurance companies. In order to generate reinsurance opportunities, employees supporting this origination channel target over 50 retirement and life insurance companies that management believes may seek to transact in the reinsurance market.

The Company is subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, it is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate.

The Company has primary responsibility for all administration of the Contracts and the Separate Account. The Company has entered into an administrative services agreement with se(2), LLC ("se(2)"), 5801 SW 6th Avenue, Topeka, KS, 66636, whereby se(2) provides certain business process outsourcing services with respect to the Contracts. se(2) may engage other service providers to provide certain administrative functions. These service providers may change over time, and as of December 31, 2017, consisted of the following: Donnelley Financial Solutions, Inc. (compliance mailing and printing) located at 111 South Wacker Drive, Chicago, IL 60606; DST Systems, Inc. (FANmail/Vision, positions, prices) located at 333 West 11 Street, 5th Floor, Kansas City, MO 64105; Iron Mountain Information Management, LLC (file storage and document destruction) located at 11741 Missouri Bottom Road, Hazelwood, MO 63042; NTT DATA, Inc. (administrative services) located at 100 City Square, Boston, MA 02129; Records Center of Topeka, a division of Underground Vaults & Storage, Inc. (back up tapes storage) located at 1540 N.W. Gage Boulevard, No. 6, Topeka, KS 66618; SOVOS Compliance (withholding calculations and tax statement mailing) located at 3650 Annapolis Lane, Suite 190, Plymouth, MN 55447; TierPoint, LLC (back-up printing and disaster recovery) located at 9394 West Dodge Road, Suite 100, Omaha, NE 68114; Venio LLC, d/b/a Keane (lost shareholder searches) located at PO Box 1508, Southeastern, PA 19399-1508; and Veritas Documents Solutions, LLC (compliance mailing) located at 913 Commerce Ct., Buffalo Grove, IL 60089.


In addition to se(2), the Company also directly retains Merrill Corporation (regulatory filings, policy print and mailing) located at One Merrill Circle, St. Paul, MN 55108 and Donnelley Financial Solutions, Inc. (compliance mailing and printing) located at 111 South Wacker Drive, Chicago, IL 60606.


THE SEPARATE ACCOUNT.    The Company maintains a separate account called
Separate Account VA-K. Separate Account VA-K was authorized by vote of the Board of Directors of the Company on November 1, 1990. It is registered with the SEC as a unit investment trust under the 1940 Act. This registration does not involve the supervision or management of investment practices or policies of the Separate Account or the Company by the SEC.

Each Sub-Account invests in a corresponding investment portfolio. The assets used to fund the variable portions of the Policy are set aside in the Sub-Accounts of the Separate Account, and are kept separate and apart from the general assets of the Company. Each Sub-Account is administered and accounted for as part of the general business of the Company. The income, capital gains or capital losses of each Sub-Account, however, are allocated to each Sub-Account, without regard to any other income, capital gains or capital losses of the Company. Obligations under the Policy are obligations of the Company. Under Massachusetts law, the assets of the Separate Account may not be charged with any liabilities arising out of any other business of the Company. Subject to the provisions of the Policies, units of the Sub-Accounts are offered on a continuous basis.

The Company offers other variable annuity policies investing in the Separate Account which are not discussed in this Prospectus. The Variable Account also invests in other underlying funds which are not available to the Policy described in this Prospectus.

UNDERLYING FUNDS.    Each Sub-Account invests in a corresponding investment
portfolio ("Underlying Fund") of an open-end management investment company. The Underlying Funds available through this policy are NOT publicly traded. They are only available as variable investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

The investment advisers of the Underlying Funds may manage publicly traded mutual funds with similar names and objectives. However, the Underlying Funds are NOT directly related to any publicly traded mutual fund. Consequently, the investment performance of the Underlying Funds and any similarly named publicly traded mutual fund may differ substantially.

A summary of investment objectives of each of the Underlying Funds is set forth below. Certain Underlying Funds have similar investment objectives and/or policies. Therefore, to choose the Sub-Accounts which best meet your needs and objectives, carefully read the prospectuses of the Underlying Funds, along with this Prospectus. There can be no assurance that the investment objectives of the Underlying Funds can be achieved. In some states, insurance regulations may restrict the availability of particular Funds.

                     INVESTMENT OBJECTIVES AND POLICIES

A summary of investment objectives of each of the Underlying Funds is set forth below. MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES, RESTRICTIONS AND RISKS, EXPENSES PAID BY THE UNDERLYING FUNDS AND OTHER RELEVANT INFORMATION REGARDING THE UNDERLYING FUNDS MAY BE FOUND IN THEIR RESPECTIVE PROSPECTUSES, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING. THE PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION OF THE UNDERLYING FUNDS ARE AVAILABLE FROM THE SERVICE OFFICE UPON REQUEST.

There can be no assurance that the investment objectives of the Underlying Funds can be achieved or that the value of the Policy will equal or exceed the aggregate amount of the purchase payments made under the Policy. Sub-Account values will fluctuate; even a Sub-Account investing in a money market fund may have negative returns, particularly if fees and charges are deducted at the Sub-Account level.


                                            INVESTMENT                          INVESTMENT
FUNDING OPTION                           OBJECTIVE SUMMARY                  ADVISER/SUB-ADVISER
----------------------------------  --------------------------  ------------------------------------------

AIM VARIABLE INSURANCE FUNDS
   (INVESCO VARIABLE INSURANCE FUNDS)
Invesco V.I. Health Care            Seeks long-term growth of   Invesco Advisers, Inc.
   Fund--Series I                   capital.


EATON VANCE VARIABLE TRUST
Eaton Vance VT Floating-Rate        Seeks to provide a high     Eaton Vance Management
   Income Fund--Initial Class       level of current income.


FORETHOUGHT VARIABLE INSURANCE TRUST
Global Atlantic BlackRock           Seeks to provide total      Global Atlantic Investment Advisors,
   Allocation Portfolio--Class I    return.                     LLC; Sub-advised by BlackRock
                                                                Investment Management, LLC.

Global Atlantic BlackRock           Seeks to provide long-      Global Atlantic Investment Advisors,
   Disciplined Core Portfolio--     term capital appreciation.  LLC; Sub-advised by BlackRock
   Class I                                                      Investment Management, LLC

Global Atlantic BlackRock           Seeks to provide long-      Global Atlantic Investment Advisors,
   Disciplined International Core   term capital appreciation.  LLC; Sub-advised by BlackRock
   Portfolio--Class I                                           Investment Management, LLC.

Global Atlantic BlackRock           Seeks to provide long-      Global Atlantic Investment Advisors,
   Disciplined Mid Cap Growth       term capital appreciation.  LLC; Sub-advised by BlackRock
   Portfolio--Class I                                           Investment Management, LLC.

Global Atlantic BlackRock           Seeks to provide long-      Global Atlantic Investment Advisors,
   Disciplined Small Cap            term capital appreciation.  LLC; Sub-advised by BlackRock
   Portfolio--Class II                                          Investment Management, LLC.

Global Atlantic BlackRock           Seeks to provide long-      Global Atlantic Investment Advisors,
   Disciplined Value Portfolio--    term capital appreciation.  LLC; Sub-advised by BlackRock
   Class I                                                      Investment Management, LLC.

Global Atlantic BlackRock           Seeks to provide long-      Global Atlantic Investment Advisors,
   Disciplined U.S. Core            term capital appreciation.  LLC; Sub-advised by BlackRock
   Portfolio--Class II                                          Investment Management, LLC.

Global Atlantic BlackRock High      Seeks to provide total      Global Atlantic Investment Advisors,
   Yield Portfolio--Class I         return.                     LLC; Sub-advised by BlackRock
                                                                Investment Management, LLC.


                                           INVESTMENT                         INVESTMENT
FUNDING OPTION                          OBJECTIVE SUMMARY                 ADVISER/SUB-ADVISER
---------------------------------  --------------------------  ----------------------------------------
Global Atlantic Goldman Sachs      Seeks to provide total      Global Atlantic Investment Advisors,
   Core Fixed Income Portfolio--   return consisting of        LLC; Sub-advised by Goldman Sachs
   Class I                         capital appreciation and    Asset Management, LLC.
                                   income.

Global Atlantic Goldman Sachs      Seeks to provide long-      Global Atlantic Investment Advisors,
   Global Equity Insights          term capital appreciation.  LLC; Sub-advised by Goldman Sachs
   Portfolio--Class II                                         Asset Management, LLC.

Global Atlantic Goldman Sachs      Seeks to provide long-      Global Atlantic Investment Advisors,
   Large Cap Growth Insights       term capital appreciation.  LLC; Sub-advised by Goldman Sachs
   Portfolio--Class I                                          Asset Management, LLC.

Global Atlantic Goldman Sachs      Seeks to provide long-      Global Atlantic Investment Advisors,
   Mid Cap Value Insights          term capital appreciation.  LLC; Sub-advised by Goldman Sachs
   Portfolio--Class II                                         Asset Management, LLC.


GOLDMAN SACHS VARIABLE INSURANCE TRUST
Goldman Sachs Equity Index         Seeks to achieve            Goldman Sachs Asset Management, L.P.
   Fund--Service Shares            investment results that     Sub-advised by SSgA Funds
                                   correspond to the           Management, Inc.
                                   aggregate price and yield
                                   performance of the
                                   benchmark index that
                                   measures the investment
                                   returns of large
                                   capitalization stocks.

Goldman Sachs Global Trends        Seeks total return while    Goldman Sachs Asset Management, L.P.
   Allocation Fund--Service        seeking to provide
   Shares                          volatility management.

Goldman Sachs Government           Seeks to maximize current   Goldman Sachs Asset Management, L.P.
   Money Market Fund--Service      income to the extent
   Shares                          consistent with the
                                   preservation of capital
                                   and the maintenance of
                                   liquidity by investing
                                   exclusively in high
                                   quality money market
                                   instruments.

Goldman Sachs High Quality         Seeks to provide a high     Goldman Sachs Asset Management, L.P.
   Floating Rate Fund--Service     level of current income,
   Shares                          consistent with low
                                   volatility of principal.


MFS(R) VARIABLE INSURANCE TRUST
MFS(R) Utilities Series--Service   Seeks total return.         MFS(R) Investment Management
   Class


                                             INVESTMENT                          INVESTMENT
FUNDING OPTION                            OBJECTIVE SUMMARY                  ADVISER/SUB-ADVISER
-----------------------------------  ---------------------------  -----------------------------------------

OPPENHEIMER VARIABLE ACCOUNT FUNDS
Oppenheimer Conservative             Seeks total return.          OFI Global Asset Management Inc.
   Balanced Fund/VA--Service                                      Sub-advised by OppenheimerFunds, Inc.
   Shares(1)

Oppenheimer Global Strategic         Seeks total return.          OFI Global Asset Management Inc.
   Income Fund/VA--Service                                        Sub-advised by OppenheimerFunds, Inc.
   Shares(2)


PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT       Seek long-term growth of     Amundi Pioneer Management, Inc.
   Portfolio--Class II               capital. Current income is
                                     a secondary objective.



(1) On or about the close of business on May 24, 2019, the Oppenheimer Conservative Balanced Fund/VA will merge into the Invesco Oppenheimer V.I. Conservative Balanced Fund.



(2) On or about the close of business on May 24, 2019, the Oppenheimer Global Strategic Income Fund/VA will merge into the Invesco Oppenheimer V.I. Global Strategic Income Fund.



PLEASE NOTE THAT THERE CAN BE NO ASSURANCE THAT ANY MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE PER SHARE. DURING EXTENDED PERIODS OF LOW INTEREST RATES, AND DUE IN PART TO CONTRACT FEES AND EXPENSES, THE YIELDS OF ANY SUBACCOUNT INVESTING IN A MONEY MARKET FUND MAY ALSO BECOME EXTREMELY LOW AND POSSIBLY NEGATIVE. If, pursuant to SEC rules, the Goldman Sachs Government Money Market Fund suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from the Goldman Sachs Government Money Market Sub-Account until the Fund is liquidated.


CERTAIN UNDERLYING FUNDS HAVE INVESTMENT OBJECTIVES AND/OR POLICIES SIMILAR TO THOSE OF OTHER UNDERLYING FUNDS. THEREFORE, TO CHOOSE SUB-ACCOUNTS WHICH BEST MEET INDIVIDUAL NEEDS AND OBJECTIVES, CAREFULLY READ THE UNDERLYING FUND PROSPECTUSES.

If there is a material change in the investment policy of a Sub-Account or the Fund in which it invests, the Owner will be notified of the change. If the Owner has Accumulated Value allocated to that Fund, he or she may have the Accumulated Value reallocated without charge to another Fund or to the Fixed Account, where available, on written request received by the Company within sixty (60) days of the later of (1) the effective date of such change in the investment policy, or (2) the receipt of the notice of the Owner's right to transfer.

                             WHAT IS AN ANNUITY?

In general, an annuity is a policy designed to provide retirement income in the form of periodic annuity payments for the lifetime of the purchaser or an individual chosen by the purchaser. The retirement income payments are called "annuity payments" and the individual receiving the payments is called the "Annuitant." Annuity payments may begin immediately after a lump sum purchase is made or may begin after an investment period during which the amount necessary to provide the desired amount of retirement income is accumulated.

Under an annuity policy, the insurance company assumes a mortality risk and an expense risk. The mortality risk arises from the insurance company's guarantee that annuity payments will continue for the life of the Annuitant, regardless of how long the Annuitant lives or how long all Annuitants as a group live. The expense risk arises from the insurance company's guarantee that charges will not be increased beyond the limits specified in the policy, regardless of actual costs of operations.

The Owner's purchase payments, less any applicable deductions, are invested by the insurance company. After retirement, annuity payments are paid to the Annuitant for life or for such other period chosen by the Owner. In the case of a "fixed" payout annuity, the value of these annuity payments is guaranteed by the insurance company, which assumes the risk of making the investments to enable it to make the guaranteed payments. For more information about fixed payout annuities see APPENDIX A--MORE INFORMATION ABOUT THE GENERAL ACCOUNT. With a variable annuity payout, the value of the Policy and the annuity payments are not guaranteed but will vary depending on the investment performance of a portfolio of securities. Any investment gains or losses are reflected in the value of the Policy and in the annuity benefit payments. If the portfolio increases in value, the value of the Policy increases. If the portfolio decreases in value, the value of the Policy decreases.

                           CHARGES AND DEDUCTIONS

Deductions under the Policy and charges against the assets of the Sub-Accounts are described below. Other deductions and expenses paid out of the assets of the Underlying Funds are described in the Prospectuses and Statements of Additional Information of the Underlying Funds.


SURRENDER CHARGE

No charge for sales expense is deducted from purchase payments at the time the payments are made. However, a surrender charge is deducted from the Accumulated Value of the Policy in the case of surrender and/or partial redemption of the Policy or at the time annuity payments begin, within certain time limits described below.

For purposes of determining the surrender charge, the Policy's Accumulated Value is divided into three categories:

(1) New Payments--purchase payments received by the Company during the nine years preceding the date of the surrender;

(2) Old Payments--purchase payments invested in the Policy for more than nine years; and

(3)  the amount available under the Free Withdrawal Provision.

See "Free Withdrawal Amounts" below. For purposes of determining the amount of any surrender charge, surrenders will be deemed to be taken first from Free Withdrawal Amounts and then Old Payments, and finally from New Payments. Free Withdrawal Amounts and Old Payments may be withdrawn from the Policy at any time without the imposition of a surrender charge. If a withdrawal is attributable all or in part to New Payments, a surrender charge may apply.

Where permitted by law, no surrender charge is imposed, and no commissions are paid, on Policies issued after December 31, 1992, where the Owner and Annuitant as of the date of application were both within the following class of individuals:

     All employees and directors of First Allmerica; all retired employees; all spouses and immediate family members of such employees, directors and retirees, who resided in the same household; and beneficiaries who receive a death benefit under a deceased employee's or retiree's progress sharing plan.

For purposes of the above class of individuals, "First Allmerica" includes its affiliates and subsidiaries; "immediate family members" means children, siblings, parents and grandparents; "retirement date" means an employee's early, normal or late retirement date, as defined in the First Allmerica's Companies Pension Plan or any successor plan; and "progress sharing plan" means the First Allmerica Financial Life Insurance Company Incentive and Profit Sharing Plan or any successor plan.

Any elimination of or reduction in the amount of duration of the surrender charge will not discriminate unfairly among purchasers. The Company will not make any changes to the charge where prohibited by law.

CHARGE FOR SURRENDER AND PARTIAL REDEMPTION.    If a Policy is surrendered, or
if New Payments are redeemed, while the Policy is in force and before the Annuity Date, a surrender charge may be imposed. The amount of the charge will depend upon the number of years that any New Payments to which the withdrawal is attributed have remained credited under the Policy. Amounts withdrawn are then deducted first from Old Payments. Thereafter, for the purpose of calculating surrender charges for New Payments, all amounts withdrawn are assumed to be deducted first from the oldest New Payment and then from the next oldest New Payment and so on, until all New Payments have been exhausted pursuant to the first-in-first-out ("FIFO") method of accounting. (See FEDERAL TAX CONSIDERATIONS for a discussion of how withdrawals are treated for income tax purposes.)

The Surrender Charge is as follows:


                                                                   CHARGE AS PERCENTAGE OF
         YEARS FROM DATE OF PAYMENT TO DATE OF WITHDRAWAL          NEW PAYMENTS WITHDRAWN
         -------------------------------------------------------  ------------------------
         0-2....................................................             8%
         3......................................................             7%
         4......................................................             6%
         5......................................................             5%
         6......................................................             4%
         7......................................................             3%
         8......................................................             2%
         9......................................................             1%
         more than 9............................................             0%

The amount redeemed equals the amount requested by the Owner plus the charge, if any. The charge is applied as a percentage of the New Payments redeemed, but in no event will the total surrender charge exceed a maximum limit of 8% of total gross New Payments. Such total charge equals the aggregate of all applicable surrender charges for surrender, partial redemptions, and annuitization.

FREE WITHDRAWAL AMOUNTS.    In each calendar year, the Company will waive the
surrender charge, if any, on an amount ("Free Withdrawal Amount") equal to the greatest of (1), (2) or (3):

Where (1) is:    100% of Cumulative Earnings (calculated as the Accumulated
                 Value as of the Valuation Date coincident with or next following the date of receipt of the request for withdrawal, reduced by total gross payments not previously redeemed);

Where (2) is:    10% of the Accumulated Value as of the Valuation Date
                 coincident with or next following the date of receipt of the request for withdrawal, reduced by the total amount of any prior partial redemptions made in the same calendar year to which no surrender charge was applied;

Where (3) is:    The amount calculated under the Company's life expectancy
                 distribution (see "Life Expectancy Distributions," below), whether or not the withdrawal was part of such distribution
                 (applies only if the Owner and Annuitant are the same individual).

For example, an 81-year-old Owner/Annuitant with an Accumulated Value of $15,000, of which $1,000 is Cumulative Earnings, would have a Free Withdrawal Amount of $1,530, which is equal to the greatest of:

(1)  Cumulative Earnings ($1,000);

(2)  10% of Accumulated Value ($1,500); or

(3)  LED of 10.2% of Accumulated Value ($1,530).

The Free Withdrawal Amount will be deducted first from Cumulative Earnings. If the Free Withdrawal Amount exceeds Cumulative Earnings, the excess amount will be deemed withdrawn from payments not previously redeemed on a last-in-first-out ("LIFO") basis. This means that the last payments credited to the Policy will be withdrawn first. If more than one partial withdrawal is made during the year, on each subsequent withdrawal the Company will waive the surrender charge, if any, until the entire Free Withdrawal Amount has been redeemed.

LIFE EXPECTANCY DISTRIBUTIONS.    Each calendar year prior to the Annuity Date,
an Owner who also is the Annuitant may take without surrender charge a series of systematic withdrawals from the Policy according to the Company's life expectancy distribution ("LED") option. The Owner must return a properly signed LED request form to the Principal Office.

The Owner may elect monthly, bi-monthly, quarterly, semi-annual, or annual LED distributions, and may terminate the LED option at any time.

If an Owner elects the Company's LED option, (based on the applicable IRS table), in each calendar year a fraction of the Accumulated Value is withdrawn without a surrender charge based on the Owner's then life expectancy (or the joint life expectancy of the Owner and a beneficiary.) The numerator of the fraction is 1 (one) and the denominator of the fraction is the remaining life expectancy of the Owner, as determined annually by the Company. The resulting fraction, expressed as a percentage, is applied to the Accumulated Value at the beginning of the year to determine the amount to be distributed during the year. Under the Company's LED option, the amount withdrawn from the Policy changes each year, because life expectancy changes each year that a person lives. For example, actuarial tables indicate that a person age 70 has a life expectancy of 16 years, but a person who attains age 86 has a life expectancy of another 6.5 years. Where the Owner is a trust or other nonnatural person, the Owner may elect the LED option based on the Annuitant's life expectancy.

(Note: this option may not produce annual distributions that meet the definition of "substantially equal periodic payments" as defined under Code
Section 72(t). As such, the withdrawals may be treated by the Internal Revenue Service (IRS) as premature distributions from the Policy and be subject to a 10% federal tax penalty. Owners seeking distributions over their life under this definition should consult their tax advisor. For more information, see FEDERAL TAX CONSIDERATIONS. In addition, if the amount necessary to meet the substantially equal periodic payment definition is greater than the amount of the Company's LED amount, a surrender charge may apply to the amount in excess of the LED amount.)

SURRENDERS.    In the case of a complete surrender, the amount received by the
Owner is equal to the Surrender Value less any applicable tax withholding. Subject to the same rules that are applicable to partial redemptions, the Company will not assess a surrender charge on a Free Withdrawal Amount. Because Old Payments count in the calculation of the Free Withdrawal Amount, if Old Payments equal or exceed the Free Withdrawal Amount, the Company may assess the full applicable surrender charge on New Payments.

Where an Owner who is trustee under a pension plan surrenders, in whole or in part, a Policy on a terminating employee, the trustee will be permitted to reallocate all or a part of the total Accumulated Value under the Policy to other policies issued by the Company and owned by the trustee, with no deduction for any otherwise applicable surrender charge. Any such reallocation will be at the unit values for the Sub-Accounts as of the valuation date on which a written, signed request is received at the Principal Office.

For further information on surrender and partial redemption, including minimum limits on amount redeemed and amount remaining under the Policy in the case of partial redemption, and important tax considerations, see "SURRENDER" and "PARTIAL REDEMPTION" under THE VARIABLE ANNUITY POLICIES, and see FEDERAL TAX CONSIDERATIONS.

CHARGE AT THE TIME ANNUITY BENEFIT PAYMENTS BEGIN.    If the Owner chooses a
period certain option (Option V or the comparable fixed annuity option), a surrender charge will be deducted from the Accumulated Value of the Policy if the Annuity Date occurs at any time during the surrender charge period. Such charge is the same as that which would apply had the policy been surrendered on the Annuity Date.

No surrender charge is imposed at the time of annuitization in any policy year under an option involving a life contingency (Options I, II, III, IV-A, IV-B or the comparable fixed annuity options).

SALES EXPENSE.    The Company paid sales commissions, not to exceed 6% of
initial purchase payments, to entities which sold the Policies. Certain representatives may receive commissions of up to 6% of subsequent purchase payments. The Company intends to recoup the commissions and other sales expenses through a combination of anticipated surrender charges, described above, and the investment earnings on amounts allocated to accumulate on a fixed basis in excess of the interest credited on fixed accumulations by the


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
Company which may include amounts derived from mortality and expense risk charges. There is no additional charge to Owners or to the Separate Account. Any surrender charges assessed on a Policy will be retained by the Company. Alternative commission schedules are available with lower initial commission amounts based on purchase payments, plus ongoing annual compensation of up to 1% of the Policy's Accumulated Value.


PREMIUM TAXES

Some states and municipalities impose a premium tax on variable annuity policies. State premium taxes currently range up to 3.5%.

The Company makes a charge for state and municipal premium taxes, when applicable, and deducts the amount paid as a premium tax charge. The current practice of the Company is to deduct the premium tax charge in one of two ways:

(1) if the premium tax was paid by the Company when purchase payments were received, to the extent permitted in the Policy the premium tax charge may be deducted on a pro-rata basis when partial withdrawals are made, upon surrender of the Policy, or when annuity benefit payments begin (the Company reserves the right instead to deduct the premium tax charge for these Policies at the time the purchase payments are received); or

(2) the premium tax charge is deducted in total when annuity benefit payments begin.

If no amount for premium tax was deducted at the time the purchase payment was received, but subsequently tax is determined to be due prior to the Annuity Date, the Company reserves the right to deduct the premium tax from the Policy's Accumulated Value at the time such determination is made.


POLICY FEE

A $30 Policy fee currently is deducted on the Policy anniversary date and upon full surrender of the Policy if the Accumulated Value on any of these dates is $50,000 or less. The Policy fee is not deducted after annuitization. The Policy fee is waived for Policies issued to and maintained by a trustee of a 401(k) plan.

Where amounts have been allocated to more than one investment option (General Account and/or one or more of the Sub-Accounts), a percentage of the total Policy fee will be deducted from the value in each investment option. The portion of the charge deducted from each will be equal to the percentage which the value in that investment option bears to the total Accumulated Value under the Policy. The deduction of the Policy fee from a Sub-Account will result in cancellation of a number of Accumulation Units equal in value to the percentage of the charge deducted from that Sub-Account.


CHARGE FOR DISCONTINUED MINIMUM GUARANTEED ANNUITY PAYOUT (M-GAP) RIDER

If you elected one of the M-GAP Riders prior to their discontinuance on January 31, 2002, the following charges apply:


     Minimum Guaranteed Annuity Payout (M-GAP) Rider with a ten-year
       waiting period                                                                   0.25%

     Minimum Guaranteed Annuity Payout (M-GAP) Rider with a fifteen-year
       waiting period                                                                   0.15%

FOR A DESCRIPTION OF THIS RIDER, SEE "APPENDIX D--DISCONTINUATION OF THE MINIMUM GUARANTEED ANNUITY PAYOUT (M-GAP) RIDER".

ANNUAL CHARGES AGAINST SEPARATE ACCOUNT ASSETS

MORTALITY AND EXPENSE RISK CHARGE.    The Company assesses a daily charge
against the assets of each Sub-Account to compensate for certain mortality and expense risks which it has assumed. The charge is imposed during both the accumulation period and the annuity period. The mortality risk arises from the Company's guarantee that it will make annuity payments in accordance with annuity rate provisions established at the time the Policy is issued for the life of the Annuitant (or in accordance with the annuity option selected), no matter how long the Annuitant (or other payee) lives and no matter how long all Annuitants as a class live. Therefore, the mortality charge is deducted during the annuity phase on all Policies, including those that do not involve a life contingency, even though the Company does not bear direct mortality risk with respect to variable annuity settlement options that do not involve life contingencies. The expense risk arises from the Company's guarantee that the charges it makes will not exceed the limits described in the Policies and in this Prospectus.

If the charge for mortality and expense risks is not sufficient to cover actual mortality experience and expenses, the Company will absorb the losses. If expenses are less than the amounts provided to the Company by the charge, the difference will be a profit to the Company. To the extent this charge results in a profit to the Company, such profit will be available for use by the Company for, among other things, the payment of distribution, sales and other expenses.

The mortality and expense risk charge is assessed daily at an annual rate of 1.25% of each Sub-Account's assets. This charge may not be increased. Since mortality and expense risks involve future contingencies which are not subject to precise determination in advance, it is not feasible to identify specifically the portion of the charge which is applicable to each. The Company estimates that a reasonable allocation might be 0.80% for mortality risk and 0.45% for expense risk.

ADMINISTRATIVE EXPENSE CHARGE.    The Company assesses each Sub-Account with a
daily charge at an annual rate of 0.20% of the average daily net assets of the Sub-Account. This charge may not be increased. The charge is imposed during both the accumulation period and the annuity period. The daily Administrative Expense Charge is assessed to help defray administrative expenses actually incurred in the administration of the Sub-Account, without profits. However, there is no direct relationship between the amount of administrative expenses imposed on a given policy and the amount of expenses actually attributable to that policy.

Deductions for the Policy and for the Administrative Expense Charge are designed to reimburse the Company for the cost of administration and related expenses and are not expected to be a source of profit. The administrative functions and expense assumed by the Company in connection with the Separate Account and the Policies include, but are not limited to, clerical, accounting, actuarial and legal services, rent, postage, telephone, office equipment and supplies, expenses of preparing and printing registration statements, expense of preparing and typesetting prospectuses and the cost of printing prospectuses not allocable to sales expense, filing and other fees.

TRANSFER CHARGE.    The Company currently makes no charge for transfers. The
Company guarantees that the first twelve transfers in a Policy Year will be free of a transfer charge. For each subsequent transfer, it reserves the right to assess a charge, guaranteed never to exceed $25, to reimburse it for the costs of processing transfers. If the Owner has elected automatic transfers or automatic rebalancing, the first automatic transfer or rebalancing will count as one transfer for purposes of the twelve which are guaranteed to be free of a transfer charge in each Policy year. Each subsequent automatic transfer or rebalancing under that request in the same or a subsequent Policy year is without transfer charge and does not reduce the remaining number of transfers which may be made free of a transfer charge.

OTHER CHARGES.    Because the Sub-Accounts purchase shares of the Underlying
Funds, the value of the net assets of the Sub-Accounts will reflect the investment advisory fee and other expenses incurred by the Underlying Funds. Management fee waivers and/or reimbursements may be in effect for certain or all of the Underlying Funds. The prospectuses and SAIs of the Underlying Funds contain additional information concerning expenses of the Underlying Funds and should be read in conjunction with this Prospectus.

                        THE VARIABLE ANNUITY POLICIES

AS OF THE DATE OF THIS PROSPECTUS, THE COMPANY HAS EFFECTIVELY CEASED ISSUING NEW POLICIES EXCEPT IN CONNECTION WITH CERTAIN PRE-EXISTING CONTRACTUAL PLANS AND PROGRAMS. REFERENCES TO ISSUE REQUIREMENTS AND INITIAL PAYMENTS ARE INCLUDED AS INFORMATION REGARDING GENERAL COMPANY PROCEDURES. This Prospectus provides only a very brief overview of the more significant aspects of the Policy and of the Company's administrative procedures for the benefit of the Company's current Owners.


DISRUPTIVE TRADING

This Policy is not designed for use by individuals, professional market timing organizations, or other entities that engage in short-term trading, frequent transfers, programmed transfers or transfers that are large in relation to the total assets of an Underlying Fund (collectively, "Disruptive Trading"). These activities may require the Underlying Fund to maintain undesirable large cash positions or frequently buy or sell portfolio securities. Such transfers may dilute the value of the Underlying Fund's shares, interfere with the efficient management of the Underlying Fund's portfolio, and increase brokerage and administrative costs of the Underlying Funds. As a result, Disruptive Trading may adversely affect an Underlying Fund's ability to invest effectively in accordance with its investment objectives and policies, and may harm other Policy Owners.

In order to protect our Policy Owners and the Underlying Funds from potentially harmful trading activity, we utilize certain policies and procedures that are designed to detect and prevent disruptive trading among the Underlying Funds (the "Disruptive Trading Procedures"). Our Disruptive Trading Procedures consider certain factors in order to identify Disruptive Trading activity, including the following:

      - the number of transfers made over a period of time;

      - the length of time between transfers;

      - whether the transfers follow a pattern that appears to be designed to take advantage of short term market fluctuations, particularly within certain Underlying Funds;

      - the dollar amount(s) requested for transfers; and

      - whether the transfers are part of a group of transfers made by a third party on behalf of several individual Policy Owners; and

      - the investment objectives and/or size of the Underlying Funds.

We may increase our monitoring of Policy Owners who engage in what we perceive to be disruptive trading, including investigating the transfer patterns within multiple policies owned by the same Policy Owners. We may also investigate any patterns of disruptive trading identified by the Underlying Funds that may not have been captured by our Disruptive Trading Procedures.

Our Disruptive Trading Procedures may vary from Sub-Account to Sub-Account. The Disruptive Trading Procedures limit the number of transfers a Policy Owner may make during a given period, limit the number of times a Policy Owner may transfer into particular funds during a given period, and place restrictions as to the time or means of transfers (for example, transfer instructions are required by a certain daily time cutoff), among other things. Subject to the terms of the Policy, the Company reserves the right to impose, without prior notice, additional or alternate restrictions on allocations and transfers that it determines, in its sole discretion, will disadvantage or potentially hurt the rights or interests of other Policy Owners or other holders of the Underlying Funds.

Some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from the Company if, in the judgment of the Underlying Fund's investment adviser, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. If an Underlying Fund refuses a transfer request from the Company, the Company may not be able to effect certain allocations or transfers that a Policy Owner has requested. In the future, some Underlying Funds may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the Underlying Funds.

We will apply our Disruptive Trading Procedures consistently without special arrangement, waiver, or exception. However, the Company's ability to detect and deter Disruptive Trading and to consistently apply the Disruptive Trading Procedures may be limited by operational systems and technological limitations. Policy Owners seeking to engage in such transfer activities may employ a variety of strategies to avoid detection. Because identifying Disruptive Trading involves judgments that are inherently subjective, the Company cannot provide assurances that its Disruptive Trading Procedures will detect every Policy Owner who engages in disruptive trading. In addition, the terms of some policies previously issued by the Company, historical practices or actions, litigation, or certain regulatory restrictions may limit the Company's ability to apply transfer or other restrictions.

If we are unable to detect Disruptive Trading or are unable to restrict Disruptive Trading because of contract provisions or other reasons, you may experience dilution in the value of your Underlying Fund shares. There may be increased brokerage and administrative costs within the Underlying Funds, which may result in lower long-term returns for your investments. Additionally, because other insurance companies and/or retirement plans may invest in the Underlying Funds, we cannot guarantee that the Underlying Funds will not suffer harm from disruptive trading within the variable policies issued by other insurance companies or among investment options available to retirement plan participants.

Under rules recently adopted by the Securities and Exchange Commission, effective April 16, 2007, we will be required to: (1) enter into a written agreement with each Underlying Fund or its principal underwriter that will obligate us to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Contract Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the frequent trading policies established by the Underlying Fund.


PURCHASE PAYMENTS

Purchase payments are to be made payable to the Company. A net payment is equal to the payment received less the amount of any applicable premium tax. The initial payment is credited to the Policy as of the date that the properly completed application that accompanies the payment is received by the Company at its Service Office. If an application is not completed within five business days of the Company's receipt of the initial payment, or does not specify how payments are to be allocated among the investment options, the initial purchase payment will be returned within five business days. After a policy is issued, Accumulation Units will be credited to the Policy at the unit value computed as of the Valuation Date that a purchase payment is received at the Company's Service Office on the basis of accumulation unit value next determined after receipt.

Payments may be made to the Policy prior to the Annuity Date. Purchase payments are not limited as to frequency and number, but there are certain limitations as to amount. Generally, the initial payment must be at least $600. Under a salary deduction or a monthly automatic payment plan, the minimum initial payment is $50. In all cases, each subsequent payment must be at least $50. Where the contribution on behalf of an employee under an employer-sponsored retirement plan is less than $600 but more than $300 annually, the Company may issue a Policy on the employee, if the plan's average annual contribution per eligible plan participant is at least $600. Total payments may not exceed the maximum limit specified in the Policy. If the payments are divided among two or more investment option, a net amount of at least $10 of each payment must be allocated to each option.

Generally, unless otherwise requested, all payments will be allocated among investment options in the same proportion that the initial net payment is allocated or, if subsequently changed, according to the most recent allocation instructions. Prior to the Annuity Date, you may utilize up to seventeen variable Sub-Accounts at any one time, in addition to the Goldman Sachs Government Money Market Fund.


RIGHT TO CANCEL INDIVIDUAL RETIREMENT ANNUITY

An individual purchasing a Policy intended to qualify as an IRA may cancel the Policy at any time within ten days after receipt of the Policy and receive a refund. In order to cancel the Policy, the Owner must mail or deliver the Policy to the Service Office, of se(2), Inc., (an affiliate of Security Benefit Life Insurance Company), located at One Security Benefit Place, Topeka, KS 66675, Telephone 1-800-533-7881 or to an authorized representative. Mailing or delivery must occur within ten days after receipt of the Policy for cancellation to be effective.

Within seven days, the Company will provide a refund equal to gross payments received. In some states, however, the refund may equal the greater of (1) gross payments, or (2) the difference between the payment received and any amount allocated to the Separate Account plus the Accumulated Value of the Sub-Accounts plus any amounts deducted under the Policy or by the Underlying Funds for taxes, charges or fees. The "Right to Examine" provision on the cover of the Policy will specifically indicate whether the refund will be equal to gross payments or equal to the greater of (1) or (2) as set forth above.

The liability of the Separate Account under this provision is limited to the Owner's Accumulated Value in the Sub-Accounts on the date of cancellation. Any additional amounts refunded to the Owner will be paid by the Company.


RIGHT TO CANCEL ALL OTHER POLICIES

An Owner may cancel the Policy at any time within ten days after receipt of the Policy (or longer if required by state law) and receive a refund. In most states, the Company will pay the Owner an amount equal to the sum of (1) the difference between the payment received, including fees, and any amount allocated to the Separate Account, and (2) the Accumulated Value of amounts allocated to the Separate Account as of the date the request is received. If the Policy was purchased as an IRA or issued in a state that requires a full refund of the initial payment(s), the IRA cancellation right described above will be used. At the time the Policy is issued, the "Right to Examine" provision on the cover of the Policy will specifically indicate what the refund will be and the time period allowed to exercise the right to cancel.


TELEPHONE TRANSACTION PRIVILEGE

The Owner, or anyone authorized by the Owner, may change allocation instructions for new payments pursuant to a written or telephone request. The policy of the Company and its agents and affiliates is that they will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, the Company may be liable for any losses due to unauthorized or fraudulent instructions. The procedures may include, among other things, requiring some form of personal identification prior to acting upon instructions received by telephone. All telephone instructions are tape-recorded.

The Company cannot guarantee that it can always be reached to complete a telephone transaction. Under these circumstances, the Owner should submit the request in writing or other form acceptable to the Company.

TRANSFER PRIVILEGE

Subject to the Company's then current rules including the Disruptive Trading restrictions described above under THE VARIABLE ANNUITY POLICIES, prior to the Annuity Date, an Owner may have amounts transferred among the Sub-Accounts or from the Sub-Account to the General Account, where available. Currently, transfers may be made to and among all of the available Sub-Accounts as long as no more than seventeen Sub-Accounts, in addition to the Goldman Sachs Government Money Market Fund, are utilized at any one time. Transfer values will be based on the Accumulated Value next computed after receipt of the transfer order. Transfers to and from the Fixed Account may be subject to the restrictions set forth under APPENDIX A--MORE INFORMATION ABOUT THE FIXED ACCOUNT.

If an Owner requests a transfer of an amount from a Sub-Account that is higher than the amount in the Sub-Account on the Valuation Date (for example, if a request is made to transfer $100 from a Sub-Account but the Accumulated Value in the Sub-Account on the Valuation Date is only $98), the Company will transfer all of the Accumulated Value in the Sub-Account.

Currently, the Company makes no charge for transfers. The first 12 transfers in a Policy year are guaranteed to be free of any transfer charge. For each subsequent transfer in a Policy year, the Company reserves the right to assess a charge, guaranteed not to exceed $25, to reimburse it for the expense of processing these additional transfers. If you authorize periodic transfers under an Automatic Transfer option (Dollar Cost Averaging) or an Automatic Account Rebalancing option, the first automatic transfer or rebalancing under a request counts as one transfer for purposes of the 12 transfers guaranteed to be free of a transfer charge in each Policy year. Each subsequent transfer or rebalancing under that request in the same or a subsequent Policy year is without charge and does not reduce the remaining number of transfers which may be made free of charge.


AUTOMATIC TRANSFERS AND AUTOMATIC ACCOUNT REBALANCING OPTIONS

AUTOMATIC TRANSFERS (DOLLAR COST AVERAGING) OPTION.    The Owner may elect
automatic transfers of a pre-determined dollar amount (sometimes called "Dollar Cost Averaging"), of not less than $100, on a periodic basis (monthly, bi-monthly, quarterly, semi-annually or annually) from the Sub-Account investing in the Goldman Sachs Government Money Market Fund or the Goldman Sachs Government Income Fund ("source account") to one or more of the Sub-Accounts. Automatic transfers may not be made into the General Account or to a Sub-Account being used as the source account. If an automatic transfer would reduce the balance in the source account to less than $100, the entire balance will be transferred proportionately to the chosen Sub-Accounts. Automatic transfers will continue until the amount in the source account on a transfer date is zero or the Owner's request to terminate the option is received by the Company. If additional amounts are allocated to the source account after its balance has fallen to zero, this option will not restart automatically and the Owner must provide a new request to the Company.

The General Account may be used as the source account from which automatic transfers can be made provided that:

(1) the amount of each monthly transfer cannot exceed 10% of the value in the General Account as of the date of the first transfer;

(2) the amount of each bi-monthly transfer cannot exceed 20% of the value of the General Account as of the date of the first transfer; and

(3) each quarterly transfer cannot exceed 25% of the value in the General Account as of the date of the first transfer.

AUTOMATIC ACCOUNT REBALANCING OPTION.    The Owner may request automatic
rebalancing of Sub-Account allocations on a monthly, quarterly, semi-annual or annual basis in accordance with percentage allocations specified by the Owner. As frequently as requested by the Owner, the Company will review the percentage allocations in the Sub-Accounts and, if necessary, transfer amounts to ensure conformity with the designated percentage allocation mix. If the amount necessary to re-establish the mix on any scheduled date is less than $100, no transfer will be made. Automatic Account Rebalancing will continue until the Owner's request to terminate or change the option is received by the Company. As such, subsequent payments allocated in a manner different from the percentage allocation mix in effect on the date the payment is received will be allocated in accordance with the existing mix on the next scheduled date unless the Owner's timely request to change the allocation mix is received by the Company.

LIMITATIONS.    The Company reserves the right to limit the number of
Sub-Accounts that may be used for automatic transfers and rebalancing, and to discontinue either option upon advance written notice. Currently, automatic transfers and automatic rebalancing may not be in effect simultaneously. Either option may be elected at no additional charge when the Policy is purchased or at a later date.


SURRENDER

At any time prior to the Annuity Date, a Owner may surrender the Policy and receive its Surrender Value.

The request for surrender must be made on Company forms. You may obtain Company forms by calling 1-800-533-7881.

The Owner must return the Policy and a signed, written request for surrender on a Company surrender form to the Company to the Service Office. The Surrender Value will be calculated based on the Accumulated Value of the Policy as of the Valuation Date on which the request and the Policy are received at the Service Office.

Before the Annuity Date, a surrender charge may be deducted when a Policy is surrendered if payments have been credited to the Policy during the last nine full Policy years. See CHARGES AND DEDUCTIONS. The Policy fee will be deducted upon surrender of the Policy.

After the Annuity Date, only Policies annuitized under a commutable period certain option (as specified in Annuity Option V) may be surrendered. The amount payable is the commuted value of any unpaid installments, computed on the basis of the assumed interest rate incorporated in such annuity benefit payments. No surrender charge is imposed after the Annuity Date.

Any amount surrendered is normally payable within seven days following the Company's receipt of the surrender request. The Company reserves the right to defer surrenders and partial redemptions of amounts in each Sub-Account during any period which (1) trading on the New York Stock Exchange is restricted as determined by the SEC or such Exchange is closed for other than weekends and holidays, (2) the SEC has by order permitted such suspension, or (3) an emergency, as determined by the SEC, exists such that disposal of portfolio securities or valuation of assets of each Separate Account is not reasonably practicable.

The Company reserves the right to defer surrenders and partial redemptions of amounts allocated to the Company's General Account for a period not to exceed six months.

The surrender rights of Owners who are participants under Section 403(b) plans or who are participants in the Texas Optional Retirement Program ("Texas ORP") are restricted. Pursuant to new tax regulations, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that withdrawals, transfers or surrenders you request from a 403(b) Contract comply with applicable tax requirements before we process your request.


PARTIAL REDEMPTION

At any time prior to the Annuity Date, an Owner may redeem a portion of the Accumulated Value of his or her Policy, subject to the limits stated below. The request for withdrawal must be made on Company forms.

You may obtain Company forms by calling 1-800-533-7881. You may also obtain a Company withdrawal form at our Company web site: HTTPS://CWANNUITY.SE2.COM.

The Owner must file a signed, written request for redemption on a Company withdrawal form at the Service Office. The written request must indicate the dollar amount the Owner wishes to receive and the account from which such amount is to be redeemed. The amount redeemed equals the amount requested by the Owner plus any applicable surrender charge, as described under CHARGES AND DEDUCTIONS.

Where allocations have been made to more than one investment option, a percentage of the partial redemption may be allocated to each. A partial redemption from a Sub-Account will result in cancellation of a number of units equivalent in value to the amount redeemed, computed as of the Valuation Date that the request is received at the Service Office. Each partial redemption must be a minimum of $100.

Partial redemptions will be paid in accordance with the time limitations described above under "SURRENDER."


DEATH BENEFIT

If the Annuitant dies (or an Owner predeceases the Annuitant) prior to the Annuity Date while the Policy is in force, a death benefit will be paid to the beneficiary, except where the Policy continues as provided below in "THE SPOUSE OF THE OWNER AS BENEFICIARY." Upon death of the Annuitant (including an Owner who is also the Annuitant), the death benefit is equal to the greatest of:

(1) the Accumulated Value on the Valuation Date that the Company receives both the death certificate and all necessary claim paperwork at the Service Office;

(2) the total amount of gross payments made under the Policy reduced proportionately to reflect the amount of all prior partial withdrawals; or

(3) the death benefit that would have been payable on the most recent fifth year Policy anniversary, increased for subsequent purchase payments and reduced proportionally to reflect withdrawals after that date.

A partial withdrawal will reduce the gross payments available as a death benefit under (2) above in the same proportion that the Accumulated Value was reduced on the date of withdrawal. For each withdrawal, the reduction is calculated by multiplying the total amount of gross payments by a fraction, the numerator of which is the amount of the partial withdrawal and the denominator of which is the Accumulated Value immediately prior to the withdrawal. For example, if gross payments total $8,000 and a $3,000 withdrawal is made when the Accumulated Value is $12,000, the proportional reduction of gross payments available as a death benefit is calculated as follows: The Accumulated Value is reduced by 1/4 (3,000 divided by 12,000); therefore, the gross amount available as a death benefit under (2) also will be reduced by 1/4 (8,000 times 1/4 equals $2,000), so that the $8,000 gross payments are reduced to $6,000. Payments made after a withdrawal will increase the death benefit available under (2) by the amount of the payment.

A partial withdrawal after the most recent fifth year Policy anniversary will decrease the death benefit available under (3) in the same proportion that the Accumulated Value was reduced on the date of the withdrawal. For example, if the death benefit that would have been payable on the most recent fifth year Policy anniversary is $12,000 and partial withdrawals totaling $5,000 are made thereafter when the Accumulated Value is $15,000, the proportional reduction of death benefit available under (3) is calculated as follows: The Accumulated Value is reduced by 1/3 (5,000 divided by 15,000); therefore, the death benefit that would have been payable on the most recent fifth year Policy anniversary will also be reduced by 1/3 (12,000 times 1/3 or $4,000), so that the death benefit available under (3) will be $8,000 ($12,000 minus $4,000). Payments made after the most recent fifth year Policy anniversary will increase the death benefit available under (3) by the amount of the payment. Upon death of an Owner who is not the Annuitant, the


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
death benefit is equal to the Accumulated Value of the Policy next determined following receipt of due proof of death received at the Service Office.

Upon death of an Owner who is not the Annuitant, the death benefit is equal to the Accumulated Value on the Valuation Date that the Company receives due proof of death received at the Service Office.

The death benefit generally will be paid to the beneficiary in one sum. The beneficiary may, however, by written request, elect one of the following options:

(1) The payment of the one sum may be delayed for a period not to exceed five years from the date of death.

(2) The death benefit may be paid in installments. Payments must begin within one year from the date of death and are payable over a period certain not extended beyond the life expectancy of the beneficiary.

However, if the Owner has specified a death benefit annuity option, the death benefit will be paid out accordingly. Any death benefit annuity option specified by the Owner must comply with the requirements set forth in paragraph
(2) above.

If there is more than one beneficiary, the death benefit will be paid to such beneficiaries in one sum unless the Company consents to pay an annuity option chosen by the beneficiaries.

With respect to any death benefit, the Accumulated Value under the Policy shall be based on the unit values next computed after due proof of death has been received at the Service Office. If the beneficiary elects to receive the death benefit in one sum, the death benefit will be paid within seven business days. If the beneficiary (other than a spousal beneficiary under an IRA) has not elected an annuity option within one year from the date notice of death is received by the Company, the Company will pay the death benefit in one sum. The death benefit will reflect any earnings or losses experienced during the period and any withdrawals.

If the Annuitant's death occurs on or after the Annuity Date but before the completion of all guaranteed monthly annuity benefit payments, any unpaid amounts or installments will be paid to the beneficiary. The Company must pay the remaining payments at least as rapidly as under the payment option in effect on the date of the Annuitant's death. If there is more than one beneficiary, the commuted value of the payments, computed on the basis of the assumed interest rate incorporated in the annuity option table on which such payments are based, shall be paid to the beneficiaries in one sum.


THE SPOUSE OF THE OWNER AS BENEFICIARY

The Owner's spouse, if named as sole beneficiary ("spousal beneficiary"), may by written request continue the Policy in force rather than receive the death benefit. The spousal beneficiary will become the new Owner (and, if the deceased Owner was also the Annuitant, the new Annuitant). All other rights and benefits provided in the Policy will continue, except that any subsequent spouse of such new Owner will not be entitled to continue the Policy upon such new Owner's death.


ASSIGNMENT

The Policy provides that it may be assigned by the Owner at any time prior to the Annuity Date and while the Annuitant is alive. Policies sold in connection with IRA plans and certain other qualified plans, however, are not assignable. For more information about these plans, see FEDERAL TAX CONSIDERATIONS.

The Company will not be deemed to have knowledge of an assignment unless it is made in writing and filed at the Service Office. The Company will not assume responsibility for determining the validity of any assignment. If an assignment of the Policy is in effect on the Annuity Date, the Company reserves the right to pay to the assignee, in one sum, that portion of the Surrender Value of the Policy to which the assignee


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
appears to be entitled. The Company will pay the balance, if any, in one sum to the Owner in full settlement of all liability under the Policy. The interest of the Owner and of any beneficiary will be subject to any assignment.


ELECTING THE FORM OF ANNUITY AND THE ANNUITY DATE

Subject to certain restrictions described below, the Owner has the right (1) to select the annuity option under which annuity benefit payments are to be made, and (2) to determine whether payments are to be made on a fixed basis, a variable basis, or a combination fixed and variable basis. Certain annuity options may be commutable or noncommutable. A commutable option provides the Owner with the right to request a lump sum payment of any remaining balance after annuity payments have commenced. Under a noncommutable option, the Owner may not request a lump sum payment. Annuity benefit payments are determined according to the annuity tables in the Policy, by the annuity option selected, and by the investment performance of the investment options selected.

To the extent a fixed annuity is selected, Accumulated Value will be transferred to the General Account of the Company, and the annuity benefit payments will be fixed in amount. See APPENDIX A--MORE INFORMATION ABOUT THE GENERAL ACCOUNT.

Under a variable annuity, a payment equal to the value of the fixed number of Annuity Units in the Sub-Accounts is made each month. Since the value of an Annuity Unit in a Sub-Account will reflect the investment performance of the Sub-Account, the amount of each monthly payment will vary.

The annuity option selected must produce an initial payment of at least $50. If a combination of fixed and variable payments is selected, the initial payment on each basis must be at least $50. The Company reserves the right to increase these minimum amounts. If the annuity option selected does not produce initial payments which meet these minimums, the Company will pay the Accumulated Value in one sum. Once the Company begins making annuity payments, the Annuitant cannot make partial redemptions or surrender the annuity benefit, except in the case where a commutable period certain option (Option V or a comparable fixed option) has been chosen. Beneficiaries entitled to receive remaining payments for a "period certain" may elect to instead receive a lump sum settlement.

The Owner selects the Annuity Date. To the extent permitted by law, the Annuity Date may be the first day of any month (1) before the Annuitant's 85th birthday, if the Annuitant's age at the date of issue of the Policy is 75 or under, or (2) within ten years from the date of issue of the Policy and before the Annuitant's 90th birthday, if the Annuitant's age at the date of issue is between 76 and 90. The Owner may elect to change the Annuity Date by sending a request to the Service Office at least one month before the Annuity Date. The new Annuity Date must be the first day of any month occurring before the Annuitant's 90th birthday. The new Annuity Date must be within the life expectancy of the Annuitant. The Company shall determine such life expectancy at the time a change in Annuity Date is requested. In no event will the latest possible annuitization age exceed 90.

If the Annuity Date under a non-qualified Policy is deferred until the Owner reaches an age that is significantly beyond the Owner's life expectancy, it is possible that the Policy will not be considered an annuity for federal tax purposes. In addition, the Internal Revenue Code ("the Code") and the terms of qualified plans impose limitations on the age at which annuity benefit payments may commence and the type of annuity option selected. The Owner should carefully review the selection of the Annuity Date with his/her tax adviser. See FEDERAL TAX CONSIDERATIONS for further information.

If the Owner does not elect otherwise, annuity benefit payments will be made in accordance with Option I, a variable life annuity with 120 monthly payments guaranteed. Changes in either the Annuity Date or annuity option can be made up to one month prior to the Annuity Date.



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

DESCRIPTION OF VARIABLE ANNUITY PAYOUT OPTIONS

The Company currently provides the variable annuity payout options described below. Currently, variable annuity payout options may be funded through the Sub-Accounts investing in the Goldman Sachs Equity Index Fund, the Goldman Sachs U.S. Equity Insights Fund, and the Goldman Sachs Government Money Market Fund.

The Company also provides fixed annuity payout options which are comparable to the variable annuity options. Regardless of how payments were allocated during the accumulation period, any one of the variable annuity payout options or the fixed-payout options may be selected, or any one of the variable annuity options may be selected in combination with any one of the fixed-amount annuity options. Other annuity options may be offered by the Company.

OPTION I--VARIABLE LIFE ANNUITY WITH 120 MONTHLY PAYMENTS GUARANTEED.    A
variable annuity payable periodically during the lifetime of the Annuitant with the guarantee that if the Annuitant should die before 120 monthly payments have been paid, the monthly annuity benefit payments will continue to the beneficiary until a total of 120 monthly payments have been paid.

OPTION II--VARIABLE LIFE ANNUITY. A variable annuity payable only during the lifetime of the Annuitant. It would be possible under this option for the payee to receive only one annuity benefit payment if the Annuitant dies prior to the due date of the second annuity benefit payment, two annuity benefit payments if the Annuitant dies before the due date of the third annuity benefit payment, and so on. Payments will continue, however, during the Annuitant's lifetime, no matter how long he or she lives.

OPTION III--UNIT REFUND VARIABLE LIFE ANNUITY.    A variable annuity payable
periodically during the lifetime of the Annuitant with the guarantee that if
(1) exceeds (2), then monthly variable annuity benefit payments will continue to the beneficiary until the number of such payments equals the number determined in (1).

     Where:    (1)   is the dollar amount of the Accumulated Value divided by
                     the dollar amount of the first monthly payment (which determines the greatest number of payments payable to the beneficiary), and

               (2) is the number of monthly payments paid prior to the death of the Annuitant.

OPTION IV-A--JOINT AND SURVIVOR VARIABLE LIFE ANNUITY.    A variable annuity
payable jointly to the Annuitant and another individual during their joint lifetime, and then continuing during the lifetime of the survivor. The amount of each payment to the survivor is based on the same number of Annuity Units which applied during the joint lifetime of the two payees. One of the payees must be either the person designated as the Annuitant in the Policy or the beneficiary. There is no minimum number of payments under this option. See Option IV-B, below.

OPTION IV-B--JOINT AND TWO-THIRDS SURVIVOR VARIABLE LIFE ANNUITY.    A variable
annuity payable jointly to the Annuitant and another individual during their joint lifetime, and then continuing thereafter during the lifetime of the survivor. The amount of each periodic payment to the survivor, however, is based upon two-thirds of the number of Annuity Units which applied during the joint lifetime of the two payees. One of the payees must be the person designated as the Annuitant in the Policy or the beneficiary. There is no minimum number of payments under this option. See Option IV-A, above.

OPTION V--PERIOD CERTAIN VARIABLE ANNUITY (PAYMENTS GUARANTEED FOR A SPECIFIC
NUMBER OF YEARS).    A monthly variable annuity payable for a stipulated number of years ranging from one to 30 years. If the Annuitant dies before the end of the period, remaining payments will continue to be paid. A fixed period certain annuity may be either commutable or noncom-mutable. A variable period certain option is automatically commutable.

It should be noted that Option V does not involve a life contingency. In the computation of the payments under this option, the Company deducts a charge for annuity rate guarantees, which includes a factor for


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
mortality risks. Although not contractually required to do so, the Company currently follows a practice of permitting persons receiving payments under Option V to elect to convert to a variable annuity involving a life contingency. The Company may discontinue or change this practice at any time, but not with respect to Owners who have elected Option V prior to the date of any change in this practice.


NORRIS DECISION

In the case of ARIZONA GOVERNING COMMITTEE V. NORRIS, the United States Supreme Court ruled that, in connection with retirement benefit options offered under certain employer-sponsored employee benefit plans, annuity options based on sex-distinct actuarial tables are not permissible under Title VII of the Civil Rights Act of 1964. The ruling requires that benefits derived from contributions paid into a plan after August 1, 1983 be calculated without regard to the sex of the employee. Annuity benefits attributable to payments received by the Company under a policy issued in connection with an employer-sponsored benefit plan affected by the NORRIS decision will be based on the greater of (1) the Company's unisex Non-Guaranteed Current Annuity Option Rates, or (2) the guaranteed male rates described in such Policy, regardless of whether the Annuitant is male or female.

Although the Company believes that the Supreme Court ruling does not affect Policies funding IRA plans that are not employer-sponsored, the Company will apply certain aspects of the ruling to annuity benefits under such Policies, except in those states in which it is prohibited. Such benefits will be based on (1) the greater of the guaranteed unisex annuity rates described in the Policies, or (2) the Company's sex-distinct Non-Guaranteed Current Annuity Option Rates.


COMPUTATION OF POLICY VALUES AND ANNUITY BENEFIT PAYMENTS

THE ACCUMULATION UNIT.    Each net purchase payment is allocated to the
investment options selected by the Owner. Allocations to the Sub-Accounts are credited to the Policy in the form of Accumulation Units. Accumulation Units are credited separately for each Sub-Account. The number of Accumulation Units of each Sub-Account credited to the Policy is equal to the portion of the net purchase payment allocated to the Sub-Account, divided by the dollar value of the applicable Accumulation Unit as of the Valuation Date the payment is received at the Service Office. The number of Accumulation Units resulting from each payment will remain fixed unless changed by a subsequent split of Accumulation Unit value, a transfer, a partial redemption, or surrender. The dollar value of an Accumulation Unit of each Sub-Account varies from Valuation Date to Valuation Date based on the investment experience of that Sub-Account and will reflect the investment performance, expenses and charges of its Underlying Fund. The value of an Accumulation Unit was set at $1.00 on the first Valuation Date for each Sub-Account.

Allocations to the General Account are not converted into Accumulation Units, but are credited interest at a rate periodically set by the Company. See APPENDIX A--MORE INFORMATION ABOUT THE GENERAL ACCOUNT. The Accumulated Value under the Policy is determined by (1) multiplying the number of Accumulation Units in each Sub-Account by the value of an Accumulation Unit of that Sub-Account on the Valuation Date, (2) adding the products, and (3) adding the amount of the accumulations in the General Account, if any.

NET INVESTMENT FACTOR.    The net investment factor is an index that measures
the investment performance of a Sub-Account from one Valuation Period to the next. This factor is determined by the following formula:

      (1)  divided by (2) minus 3, where:

           (1)    is:

                 - the net asset value per share of the Fund held in the
                   Subaccount as of the end of the current Valuation Period;
                   plus



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
                - the per share amount of any dividend or capital gain
                  distributions made by the Fund held in the Subaccount, if the "ex-dividend" date occurs during the current Valuation Period; plus or minus

                - a charge or credit for any taxes reserved for the current
                  Valuation Period which we determine have resulted from the investment operations of the Subaccount;

           (2) is the net asset value per share of the Fund held in the Subaccount as of the end of the preceding Valuation Period; and

           (3) is the factor representing asset-based charges (the mortality and expense risk charge, and the administration charge)

The dollar value of an Accumulation Unit as of a given Valuation Date is determined by multiplying the dollar value of the corresponding Accumulation Unit as of the immediately preceding Valuation Date by the appropriate net investment factor.

DETERMINATION OF THE FIRST VARIABLE ANNUITY BENEFIT PAYMENT.    The amount of
the first monthly payment depends upon the selected variable annuity option, the sex (however, see "NORRIS DECISION" above) and age of the Annuitant, and the value of the amount applied under the annuity option ("annuity value"). The Policy provides annuity rates that determine the dollar amount of the first periodic payment under each variable annuity option for each $1,000 of applied value. From time to time, the Company may offer its Owners both fixed and variable annuity rates more favorable than those contained in the Policy. Any such rates will be applied uniformly to all Owners of the same class.

The dollar amount of the first periodic annuity benefit payment is calculated based upon the type of annuity option chosen, as follows:

      - For life annuity options the dollar amount is determined by multiplying
        (1) the Accumulated Value applied under that option (less premium tax, if any) divided by $1,000, by (2) the applicable amount of the first monthly payment per $1,000 of value.

      - For all period certain options the dollar amount is determined by multiplying (1) the Surrender Value less premium taxes, if any, applied under that option (less premium tax, if any) divided by $1,000, by (2) the applicable amount of the first monthly payment per $1,000 of value.

      - For a death benefit annuity, the annuity value will be the amount of the death benefit.

The first periodic annuity benefit payment is based upon the Accumulated Value as of a date not more than four weeks preceding the date that the first annuity benefit payment is due. The Company transmits variable annuity benefit payments for receipt by the payee by the first of a month. Variable annuity benefit payments are currently based on unit values as of the 15th day of the preceding month.

THE ANNUITY UNIT.    On and after the Annuity Date, the Annuity Unit is a
measure of the value of the monthly annuity benefit payments under a variable annuity option. The value of an Annuity Unit in each Sub-Account initially was set at $1.00. The value of an Annuity Unit under a Sub-Account on any Valuation Date thereafter is equal to the value of such unit on the immediately preceding Valuation Date, multiplied by the net investment factor of the Sub-Account for the current Valuation Period and divided by the assumed interest rate for the current Valuation Period. The assumed interest rate is incorporated in the variable annuity options offered in the Policy.

DETERMINATION OF THE NUMBER OF ANNUITY UNITS.    The dollar amount of the first
variable annuity benefit payment is divided by the value of an Annuity Unit of the selected Sub-Account(s) to determine the number of Annuity Units represented by the first payment. This number of Annuity Units remains fixed under all annuity options except the joint and two-thirds survivor annuity option.



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
DOLLAR AMOUNT OF SUBSEQUENT VARIABLE ANNUITY BENEFIT PAYMENTS.    The dollar
amount of each periodic variable annuity benefit payment after the first will vary with the value of the Annuity Units of the selected Sub-Account(s). The dollar amount of each subsequent variable annuity benefit payment is determined by multiplying the fixed number of Annuity Units (derived from the dollar amount of the first payment, as described above) with respect to a Sub-Account by the value of an annuity unit of that Sub-Account on the applicable Valuation Date.

The variable annuity options offered by the Company are based on a 3.5% assumed interest rate, which affects the amounts of the variable annuity benefit payments. Variable annuity benefit payments with respect to a Sub-Account will increase over periods when the actual net investment result of the Sub-Account exceeds the equivalent of the assumed interest rate. Variable annuity benefit payments will decrease over periods when the actual net investment results are less than the equivalent of the assumed interest rate.

For an illustration of a calculation of a variable annuity benefit payment using a hypothetical example, see "ANNUITY BENEFIT PAYMENTS AND ACCUMULATION UNIT CALCULATION" in the SAI.




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

                         FEDERAL TAX CONSIDERATIONS


A. INTRODUCTION

This discussion is not exhaustive and is not intended as tax advice. A qualified tax adviser should always be consulted with regard to the application of the law to individual circumstances. This discussion is based on the Code, Treasury Department regulations, and interpretations existing on the date of this Prospectus.

These authorities, however, are subject to change by Congress, the Treasury Department, and the courts.

This discussion does not address state or local tax consequences, nor federal estate or gift tax consequences, associated with buying a Contract. IN ADDITION, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT--FEDERAL, STATE, OR LOCAL--OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.


B. OUR TAX STATUS

We are taxed as a life insurance company and the operations of the Separate Account are treated as a part of our total operations. The Separate Account is not separately taxed as a "regulated investment company." Investment income and capital gains of the Separate Account are not taxed to the extent they are applied under a contract. We do not anticipate that we will incur federal income tax liability attributable to the income and gains of the Separate Account, and therefore we do not intend to provide for these taxes. If we are taxed on investment income or capital gains of the Separate Account, then we may charge the Separate Account to pay these taxes.


C. TAXATION OF ANNUITIES IN GENERAL

1. TAX DEFERRAL DURING ACCUMULATION PERIOD

Under the Code, except as described below, increases in the Contract Value of a Non-Qualified Contract are generally not taxable to the Owner or Annuitant until received as annuity payments or otherwise distributed. However, certain requirements must be satisfied for this general rule to apply, including:

      - the Contract must be owned by an individual;

      - Separate Account investments must be "adequately diversified";

      - we, rather than you, must be considered the Owner of Separate Account assets for federal tax purposes; and

      - annuity payments must appropriately amortize Purchase Payments and Contract earnings.

NON-NATURAL OWNER.    As a general rule, deferred annuity contracts held by
"non-natural persons", such as corporations, trusts or similar entities, are not annuity contracts for federal income tax purposes. The investment income on these contracts is taxed each year as ordinary income received or accrued by the non-natural Owner. There are exceptions to this general rule for non-natural Owners. Contracts are generally treated as held by a natural person if the nominal Owner is a trust or other entity holding the contract as an agent for a natural person. However, this special exception does not apply to an employer who is the nominal Owner of a contract under a non-qualified deferred compensation plan for its employees.

Additional exceptions to this rule include:

      - certain Contracts acquired by a decedent's estate due to the death of the decedent;

      - certain Qualified Contracts;

      - certain Contracts used with structured settlement agreements; and

      - certain Contracts purchased with a single premium when the Annuity Date is no later than one year from Contract purchase and substantially equal periodic payments are made at least annually.



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
DIVERSIFICATION REQUIREMENTS.    For a Contract to be treated as an annuity for
federal income tax purposes, separate account investments must be "adequately diversified". The Treasury Secretary issued regulations prescribing standards for adequately diversifying separate account investments. If the Separate Account failed to comply with these diversification standards, the contract would not be treated as an annuity contract for federal income tax purposes and the Owner would generally be taxed on the difference between the contract value and the Purchase Payments.

Although we do not control Fund investments, we expect that each Fund will comply with these regulations so that each Subaccount of the Separate Account will be considered "adequately diversified."

OWNERSHIP TREATMENT.    In some circumstances, owners of variable contracts who
retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax currently on income and gains produced by those assets. Although published guidance in this area does not address certain aspects of the Contracts, we believe that the Owner of a Contract should generally not be treated as the owner of any assets in the Separate Account, see, however, the discussion below on Publicly Available Funds. We reserve the right to modify the Contracts to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Contracts from being treated as the owners of the underlying Separate Account assets.

REQUIRED DISTRIBUTIONS.    In order to be treated as an annuity contract for
federal income tax purposes, Section 72(s) of the Code requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of an Owner. Specifically, Section 72(s) requires that (a) if any Owner dies on or after the Annuity Date, but prior to the time the entire interest in the Contract has been distributed, the entire interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such Owner's death; and (b) if any Owner dies prior to the Annuity Date, the entire interest in the Contract will be distributed within five years after the date of such Owner's death. These requirements will be considered satisfied as to any portion of an Owner's interest which is payable to or for the benefit of a designated Beneficiary and which is distributed over the life of such designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of the Owner's death. The designated Beneficiary refers to a natural person designated by the Owner as a Beneficiary and to whom ownership of the Contract passes by reason of death. However, if the designated Beneficiary is the surviving spouse of the deceased Owner, the Contract may be continued with the surviving spouse as the new Owner.

The Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Other rules may apply to Qualified Contracts.

DEFINITION OF SPOUSE UNDER FEDERAL LAW.    The right of a spouse to continue
the Contract and all Contract provisions relating to spousal continuation are available only to a person who meets the definition of "spouse" under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.

TRANSFERS, ASSIGNMENTS, OR EXCHANGES OF A CONTRACT.    A transfer or assignment
of ownership of a Contract, the designation of an Annuitant, the selection of certain Annuity Dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. An Owner contemplating any such transfer, assignment, or exchange, should consult a tax advisor as to the tax consequences.



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
DELAYED ANNUITY DATES.    If the Annuity Date occurs (or is scheduled to occur)
when the Annuitant has reached an advanced age, the Contract might not be treated as an annuity for federal income tax purposes. In that event, the income and gains under the Contract would be currently includible in your income.

The following discussion assumes that the Contract is treated as an annuity contract for tax purposes and that we are treated as the Owner of Separate Account assets.


2. TAXATION OF PARTIAL AND FULL WITHDRAWALS

Partial withdrawals from a Non-Qualified Contract are includible in income to the extent the Contract Value exceeds the "investment in the contract". This amount is referred to as the "income on the contract". Full withdrawals are also includible in income to the extent they exceed the "investment in the contract." Investment in the contract equals the total of Purchase Payments minus any amounts previously received from the Contract that were not includible in your income. All amounts includible in income with respect to the Contract are taxed as ordinary income.

Any assignment or pledge (or agreement to assign or pledge) of Contract Value is treated as a withdrawal. Investment in the contract is increased by the amount includible in income with respect to such assignment or pledge. If you transfer a contract interest, without adequate consideration, to someone other than your spouse (or to a former spouse incident to divorce), you will be taxed on the income on the contract. In this case, the transferee's investment in the contract is increased to reflect the increase in your income.

There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to one another. A tax adviser should be consulted in those situations.

Other rules may apply to Qualified Contracts.


3. TAXATION OF ANNUITY PAYMENTS

Normally, the portion of each annuity payment taxable as ordinary income equals the payment minus the exclusion amount. The exclusion amount for annuity payments is the payment times the ratio of the investment in the contract allocated to the Annuity Option and adjusted for any period certain or refund feature, to the expected value of the annuity payments.

Once the total amount of the investment in the contract has been recovered, annuity payments will be fully taxable. If annuity payments stop because the Annuitant dies before the total amount of the investment in the contract is recovered, the unrecovered amount generally is allowed as a deduction to the Annuitant in the last taxable year.


4. TAXATION OF DEATH BENEFIT

Amounts may be distributed upon your or the Annuitant's death. A death benefit is includible in income and:

      - if distributed in a lump sum is taxed like a full withdrawal, or

      - if distributed under an Annuity Option is taxed like annuity payments.


5. PENALTY TAX ON PREMATURE DISTRIBUTIONS

A 10% penalty tax applies to a taxable payment from a Non-Qualified Contract unless:

      - received on or after you reach age 59 1/2;

      - received due to your disability;

      - made to a Beneficiary after your death or, for non-natural Owners, after the primary Annuitant's death;



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
      - made as a series of substantially equal periodic payments (at least annually) for your life (or life expectancy) or for the joint lives (or joint life expectancies) of you and a designated Beneficiary (within the meaning of the tax law);

      - made under a Contract purchased with a single premium when the Annuity Date is no later than one year from Contract purchase and substantially equal periodic payments are made at least annually;

      - made with annuities used with certain structured settlement agreements.

Other exceptions may apply.


6. AGGREGATION OF CONTRACTS

The taxable amount of an annuity payment or withdrawal from a Non-Qualified Contract may be determined by combining some or all of the Non-Qualified Contracts you own. For example, if you purchase a Contract and also purchase an immediate annuity at approximately the same time, the IRS may treat the two contracts as one contract. Similarly, if a person transfers part of his interest in one annuity contract to purchase another annuity contract, the IRS might treat the two contracts as one contract. In addition, if you purchase two or more Non-Qualified deferred annuity contracts from the same company (or its affiliates) during any calendar year, these contracts are treated as one contract. The effects of this aggregation are not always clear. However, it could affect the taxable amount of an annuity payment or withdrawal and the amount which might be subject to the 10% penalty tax.


7. EXCHANGE OF ANNUITY CONTRACTS

We may issue the Contract in exchange for all or part of another annuity contract that you own. Such an exchange will be tax free if certain requirements are satisfied. If the exchange is tax free, your investment in the contract immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any additional Purchase Payment made as part of the exchange. Your Contract Value immediately after the exchange may exceed your investment in the contract. That excess may be includible in income should amounts subsequently be withdrawn or distributed from the Contract (e.g., as a partial surrender, full surrender, annuity income payment, or death benefit). If you exchange part of an existing annuity contract for the Contract, the IRS might treat the two contracts as one annuity contract in certain circumstances. (See "Aggregation of Contracts") You should consult your tax adviser in connection with an exchange of all or part of an annuity contract for the Contract.


8. PARTIAL ANNUITIZATION

Under a new tax provision enacted in 2010, if part of an annuity contract's value is applied to an annuity option that provides payments for one or more lives or for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this "partial annuitization" treatment and, if you apply only part of the value of the Contract to a payment option, we will treat those payments as withdrawals for tax purposes.


D. QUALIFIED PLANS

Currently, the Contracts are also available for use in connection with retirement plans which receive favorable treatment under Sections 401, 403, 408, 408A or 457 of the Code. Contracts offered for use in connection with retirement plans that receive favorable treatment under Sections 401, 403, 408, 408A or 457 of the Code ("Qualified Plans") are referred to as "Qualified Contracts." Numerous special tax rules apply to the participants in Qualified Plans and to Qualified Contracts. We make no attempt in this Prospectus to provide more than general information about use of the Contract with the various types of Qualified Plans. PERSONS INTENDING TO USE THE CONTRACT IN CONNECTION WITH QUALIFIED PLANS SHOULD CONSULT A TAX ADVISER.



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Under the Code, qualified plans generally enjoy tax-deferred accumulation amounts invested in the plan. Therefore, in considering whether or not to purchase a Contract in a qualified plan, you should consider the Contract's features other than tax deferral, including the availability of lifetime annuity payments.

The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan. For example, for both withdrawals and annuity payments under certain Qualified Contracts, there may be no "investment in the contract" and the total amount received may be taxable. Both the amount of the contribution that may be made, and the tax deduction or exclusion that you may claim for such contribution, are limited under Qualified Plans. If the Contract is used with a Qualified Plan, you and the Annuitant must be the same individual. If a joint Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. Also, if a joint Annuitant is named who is not the Annuitant's spouse, the Annuity Options which are available may be limited, depending on the difference in their ages. Furthermore, the length of any guarantee period may be limited in some circumstances to satisfy certain minimum distribution requirements under the Code.

Qualified Contracts are subject to special rules specifying the time at which distributions must begin and the amount that must be distributed each year. In the case of Individual Retirement Annuities, distributions of minimum amounts must generally begin by April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2. The required beginning date for 401, 403 and 457 plans is the April 1 of the calendar year following the later of the year in which the Owner attains age 70 1/2 or retires. There are no required minimum distributions during the Owner's lifetime under Roth IRAs. An excise tax is imposed for the failure to comply with the minimum distribution requirements. This excise tax generally equals 50% of the amount by which a minimum required distribution exceeds the actual distribution. The death benefit or other optional benefits under your Contract may affect the amount of the minimum required distribution that must be taken from your Contract.

A 10% penalty tax may apply to the taxable amount of payments from Qualified Contracts. For Individual Retirement Annuities, the penalty tax does not apply, for example, to a payment:

      - received after you reach age 59 1/2;

      - received after your death or because of your disability; or

      - made as a series of substantially equal periodic payments (at least annually) for your life (or life expectancy) or for the joint lives (or joint life expectancies) of you and your designated Beneficiary.

In addition, the penalty tax does not apply to certain distributions used for qualified first time home purchases, higher education expenses or qualified military reservist distributions. Special conditions must be met to qualify for these exceptions. If you wish to take a distribution for these purposes you should consult your tax adviser. Other exceptions may also be available.

Qualified Contracts are amended to conform to tax qualification requirements. However, you are cautioned that the rights of any person to any benefits under Qualified Plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract. In addition, we are not bound by terms and conditions of Qualified Plans if they are inconsistent with the Contract.


1. QUALIFIED PLAN TYPES

INDIVIDUAL RETIREMENT ANNUITIES.    The Code permits eligible individuals to
contribute to an individual retirement annuity known as an "IRA." IRAs limit the amounts contributed, the persons eligible and the time when distributions start. Also, subject to direct rollover and mandatory withholding requirements, distributions from other types of qualified plans generally may be "rolled over" on a tax-deferred basis into an IRA. The Contract may not fund a "Coverdell Education Savings Account" (formerly known as an "Education IRA").



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Distributions that are rolled over to an IRA within 60 days are not immediately taxable, however only one such rollover is permitted each year. Beginning in 2015, an individual can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned. The limit will apply by aggregating all of an individual's IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This limit does not apply to direct trustee-to-trustee transfers or conversions to Roth IRAs.

SIMPLIFIED EMPLOYEE PENSIONS (SEP IRAS).    The Code allows employers to
establish simplified employee pension plans, using the employees' IRAs. Under these plans the employer may make limited deductible contributions on behalf of the employees to IRAs. Employers and employees intending to use the Contract in connection with these plans should consult a tax adviser.

SIMPLE IRAS.    The Code permits certain small employers to establish "SIMPLE retirement accounts," including SIMPLE IRAs, for their employees. Under SIMPLE IRAs, certain deductible contributions are made by both employees and employers. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. Employers and employees intending to use the Contract in connection with these plans should consult a tax adviser.

ROTH IRAS.    The Code permits contributions to an IRA known as a "Roth IRA."
Roth IRAs differ from other IRAs in certain respects, including:

      - Roth IRA contributions are never deductible;

      - "qualified distributions" from a Roth IRA are excludable from income;

      - mandatory distribution rules do not apply before death;

      - a rollover to a Roth IRA must be a "qualified rollover contribution," under the Code;

      - special eligibility requirements apply; and

      - contributions to a Roth IRA can be made after the Owner has reached age 70 1/2.

All or part of an IRA may be converted into a Roth IRA without taking an actual distribution. You may convert by notifying the IRA issuer or trustee. A conversion typically results in the inclusion of some or all of the IRA value in gross income, except that the 10% penalty tax does not apply on the conversion.

Any "qualified distribution", as defined in Code Section 408A, from a Roth IRA is excludible from gross income. A qualified distribution includes a distribution made after you reach age 59 1/2, after your death, because of your disability, or made to a first-time homebuyer. A qualified distribution can only be made after the first five tax years after the year for which you (or your spouse) made a contribution to any Roth IRA established for your benefit.

CORPORATE AND SELF-EMPLOYED ("H.R. 10" AND "KEOGH") PENSION AND PROFIT-SHARING
PLANS.    The Code permits corporate employers to establish types of tax-favored retirement plans for employees. The Self-Employed Individuals Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh" permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the Contracts in order to provide benefits under the plans. Employers intending to use the Contract in connection with such plans should seek competent advice.

TAX-SHELTERED ANNUITIES.    Code Section 403(b) permits public school employees
and employees of certain types of charitable, educational and scientific organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the amount of Purchase Payments from taxable gross income. These annuity contracts are commonly referred to as "tax-sheltered annuities". If you


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
purchase a Contract for such purposes, you should seek competent advice as to eligibility, limitations on permissible amounts of Purchase Payments and other tax consequences associated with the Contracts.

Tax-sheltered annuity contracts must contain restrictions on withdrawals of:

      - contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;

      - earnings on those contributions; and

      - earnings after December 31, 1988 on amounts attributable to salary reduction contributions held as of December 31, 1988.

These amounts can be paid only if you have reached age 59 1/2, severed employment, died, or becomes disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). Amounts permitted to be distributed in the event of hardship are limited to actual contributions; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to Section 403(b)(7) custodial accounts may be subject to more stringent restrictions. (These limitations on withdrawals generally do not apply to the extent you direct us to transfer some or all of the Contract Value to the issuer of another tax-sheltered annuity or into a Section 403(b)(7) custodial account.)

For Contracts issued after December 31, 2008, amounts attributable to contributions other than salary reduction contributions generally may not be distributed before severance of employment or occurrence of an event specified in the employer's Section 403(b) plan.

Pursuant to new tax regulations, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that withdrawals, transfers, or surrenders you request from a 403(b) Contract comply with applicable tax requirements.

DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT
ORGANIZATIONS.    The Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for federal income tax purposes. Those who intend to use the Contracts in connection with such plans should seek competent advice.


2. DIRECT ROLLOVERS

If the Contract is used with a retirement plan that is qualified under Sections 401(a), 403(a), or 403(b) of the Code or with an eligible government deferred compensation plan that is qualified under Section 457(b), any "eligible rollover distribution" from the Contract will be subject to "direct rollover" and mandatory withholding requirements. An eligible rollover distribution generally is any distribution from such a qualified retirement plan, excluding certain amounts such as:

      - minimum distributions required under Section 401(a)(9) of the Code;

      - certain distributions for life, life expectancy, or for ten years or more which are part of a "series of substantially equal periodic payments;" and

      - hardship distributions.

Under these requirements, federal income tax equal to 20% of the taxable portion of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the Contract, discussed below, you cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if, instead of receiving the eligible rollover distribution, you (or your beneficiary) elect to have it directly transferred to certain types of qualified retirement plans. Prior to receiving an eligible rollover distribution, a notice will be provided


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
explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct rollover.


E. FEDERAL INCOME TAX WITHHOLDING

We withhold and send to the U.S. Government a part of the taxable portion of each distribution unless you notify us before distribution of an available election not to have any amounts withheld. In certain circumstances, we may be required to withhold tax. The withholding rates for the taxable portion of periodic annuity payments are the same as the withholding rates for wage payments. In addition, the withholding rate for the taxable portion of non-periodic payments (including withdrawals prior to the maturity date and conversions of, or rollovers from, non-Roth IRAs to Roth IRAs) is 10%. The withholding rate for eligible rollover distributions is 20%.


F. OTHER TAX ISSUES

1. FEDERAL ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES

While no attempt is being made to discuss the federal estate tax implications of the Contract in detail, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Under certain circumstances, the Code may impose a "generation skipping transfer tax" ("GST") when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.


2. MEDICARE TAX.

Distributions from non-qualified annuity contracts will be considered "investment income" for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax advisor for more information.


3. ANNUITY PURCHASES BY RESIDENTS OF PUERTO RICO

The Internal Revenue Service has ruled that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.


4. ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence.



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
Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.


5. FOREIGN TAX CREDITS

We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under federal tax law.


6. POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract. We have the right to modify the contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract Owners currently receive. We make no guarantee regarding the tax status of any contact and do not intend the above discussion as tax advice.




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

                       LOANS (QUALIFIED POLICIES ONLY)

Loans will be permitted only for TSAs and Policies issued to a plan qualified under Section 401(a) and 401(k) of the Code. You must use a Company form to request a loan. You may obtain Company forms by calling 1-800-533-7881. Loans are made from the Policy's value on a pro-rata basis from all investment options. The maximum loan amount is the amount determined under the Company's maximum loan formula for qualified plans. The minimum loan amount is $1,000. Loans will be secured by a security interest in the Policy. Loans are subject to applicable retirement legislation and their taxation is determined under the federal income tax laws. The amount borrowed will be transferred to a fixed, minimum guarantee loan assets account in the Company's General Account, where it will accrue interest at a specified rate below the then current loan interest rate. Generally, loans must be repaid within five years and must be made at least quarterly in substantially equal amounts. When repayments are received, they will be allocated pro-rata in accordance with the Owner's most recent allocation instructions.

The amount of the death benefit, the amount payable on a full surrender and the amount applied to provide an annuity on the Annuity Date will be reduced to reflect any outstanding loan balance (plus accrued interest thereon). Partial withdrawals may be restricted by the maximum loan limitation.

While a loan is outstanding, you may continue to make purchase payments to the Contract through your TSA or qualified plan.


                           STATEMENTS AND REPORTS

An Owner is sent a report semi-annually which provides certain financial information about the Underlying Funds. At least annually, the Company will furnish a statement to the Owner containing information about his or her policy, including Accumulation Unit Values and other information as required by applicable law, rules and regulations. The Company will also send a confirmation statement to Owners each time a transaction is made affecting the Policy's Accumulated Value. (Certain transactions made under recurring payment plans such as Dollar Cost Averaging may in the future be confirmed quarterly rather than by immediate confirmations.) The Owner should review the information in all statements carefully. All errors or corrections must be reported to the Company immediately to assure proper crediting to the Policy. The Company will assume that all transactions are accurately reported on confirmation statements and other statements unless the Owner notifies the Service Office in writing within 30 days after receipt of the statement.




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

              ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

The Company reserves the right, subject to applicable law, to close Sub-Accounts to new investments or transfers, and to make substitutions for the shares of the funds that are held in the Sub-Accounts or that the Sub-Accounts may purchase. If the shares of any Underlying Fund are no longer available for investment or if, in the Company's judgment further investment in any Underlying Fund should become inappropriate in view of the purposes of the Separate Account or the affected Sub-Account, the Company may redeem the shares of that Underlying Fund and substitute shares of another registered open-end management company. The Company will not substitute any shares attributable to a Policy interest in a Sub-Account without notice to the Owner and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law. The Separate Account may, to the extent permitted by law, purchase other securities for other policies or permit a conversion between policies upon request by an Owner.

The Company also reserves the right to establish additional Sub-Accounts of the Separate Account, each of which would invest in shares corresponding to a new Underlying Fund or in shares of another investment company having a specified investment objective. Subject to applicable law and any required SEC approval, the Company may, in its sole discretion, establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new Sub-Accounts may be made available to existing Owners on a basis to be determined by the Company.

Shares of the Underlying Funds are sold to separate accounts of unaffiliated insurance companies ("shared funding") which issue variable annuity and variable life policies ("mixed funding"). It is conceivable that in the future such shared funding or mixed funding may be disadvantageous for variable life insurance owners or variable annuity owners. Although neither the Company nor any of the underlying investment companies currently foresees any such disadvantages to either variable life insurance owners or variable annuity owners, the Company and the respective trustees intend to monitor events in order to identify any material conflicts and to determine what action, if any, should be taken in response thereto.

The Company reserves the right, subject to compliance with applicable law, to:

(1) transfer assets from the Separate Account or any of its Sub-Accounts to another of the Company's separate accounts or Sub-Accounts having assets of the same class;

(2) to operate the Separate Account or any Sub-Account as a management investment company under the 1940 Act or in any other form permitted by law;

(3) to deregister the Separate Account under the 1940 Act in accordance with the requirements of the 1940 Act;

(4) to substitute the shares of any other registered investment company for the Underlying Fund shares held by a Sub-Account, in the event that Underlying Fund shares are unavailable for investment, or if the Company determines that further investment in such Underlying Fund shares is inappropriate in view of the purpose of the Sub-Account;

(5)  to change the methodology for determining the net investment factor;

(6)  to change the names of the Separate Account or of the Sub-Accounts; and

(7) to combine with other Sub-Accounts or other separate accounts of the Company.

If any of these substitutions or changes are made, the Company may endorse the Policy to reflect the substitution or change, and will notify Owners of all such changes. In no event will the changes described above be made without notice to Owners in accordance with the 1940 Act.



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

                                VOTING RIGHTS

The Company will vote Underlying Fund shares held by each Sub-Account in accordance with instructions received from Owners and, after the Annuity Date, from the Annuitants. Each person having a voting interest in a Sub-Account will be provided with proxy materials of the Underlying Funds, together with a form with which to give voting instructions to the Company. Shares for which no timely instructions are received will be voted in proportion to the instructions which are received. The Company also will vote shares in a Sub-Account that it owns and which are not attributable to the Policies in the same proportion. If the 1940 Act or any rules thereunder should be amended, or if the present interpretation of the 1940 Act or such rules should change and, as a result the Company determines that it is permitted to vote shares in its own right, whether or not such shares are attributable to the Policies, the Company reserves the right to do so.

The number of votes which an Owner or Annuitant may cast will be determined by the Company as of the record date established by the Underlying Funds.

During the accumulation period, the number of Underlying Fund shares attributable to each Owner will be determined by dividing the dollar value of the Accumulation Units of the Sub-Account credited to the Policy by the net asset value of one Underlying Fund share. During the annuity period, the number of Underlying Fund shares attributable to each Annuitant will be determined by dividing the reserve held in each Sub-Account for the Annuitant's variable annuity by the net asset value of one Underlying Fund share. Ordinarily, the Annuitant's voting interest in the Underlying Fund will decrease as the reserve for the variable annuity is depleted.


                  CHANGES TO COMPLY WITH LAW AND AMENDMENTS

The Company reserves the right, without the consent of Owners, to suspend sales of the Policies as presently offered and to make any change to provisions of the Policy to comply with, or give Owners the benefit of, any federal or state statute, rule or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Code and pertinent regulations or any state statute or regulation.


                                DISTRIBUTION


Global Atlantic Distributors LLC ("Global" or "Principal Underwriter"), a Delaware company located at One Financial Plaza, 755 Main Street, 24th Floor, Hartford, CT 06103, is principal underwriter for the Policies. Global is a wholly-owned subsidiary of Global Atlantic (Fin) Company.


The Company paid commissions, not to exceed 6.0% of payments, to registered representatives who sold the contracts. Certain registered representatives may receive commissions of up to 6.0% of subsequent purchase payments. However, alternative commission schedules may be in effect that paid lower initial commission amounts but with ongoing annual compensation of up to 1% of Accumulated Value.

The Company intends to recoup commissions and other sales expenses through a combination of anticipated surrender charges and profits from the Company's General Account, which may include amounts derived from mortality and expense risk charges. Commissions paid on the Policy, including additional incentives or payments, do not result in any additional charge to Owners or to the Variable Account. Any surrender charges assessed on the Policy will be retained by the Company except for amounts it may pay to Global for services it performs and expenses it may incur as principal underwriter and general distributor.



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

                                LEGAL MATTERS

Currently, there are no legal proceedings to which we, the Separate Account or the Principal Underwriter is a party, or to which the assets of the Separate Account are subject, that are likely to have a material adverse effect on:

      - the Separate Account; or

      - the ability of the principal underwriter to perform its contract with the Separate Account; or

      - our ability to meet our obligations under the variable annuity contracts funded through the Separate Account.

In connection with the process of converting over 500,000 in-force life insurance policies (representing policies for the Company's subsidiaries First Allmerica Life Insurance Company and Accordia Life Insurance Company) from systems managed by Athene Holdings Limited to the platform of one of our third party service providers DXC, ("the Conversion") the Company's subsidiaries expect to incur a variety of litigation-related costs. The Company's subsidiaries have received formal and informal inquiries from state regulators concerning policyholder complaints and possible violations of state insurance laws, which may result in fines, monetary settlements or proceedings. The Company's subsidiaries have also received an indemnification notice related to regulatory matters and also have been named in lawsuits involving conversion-related issues and may face additional filed or threatened claims, including from policyholders or agents. Although the ultimate legal and financial responsibility cannot be estimated at this time and the actual future expenditures to address Conversion related matters may be materially different from the amount accrued or reserved, certain liabilities are probable and can be reasonably estimated. Accordingly, Global Atlantic has recorded litigation reserve in its consolidated financial statements.


                             FURTHER INFORMATION

A Registration Statement under the Securities Act of 1933 relating to this offering has been filed with the SEC. Certain portions of the Registration Statement and amendments have been omitted from this Prospectus pursuant to the rules and regulations of the SEC. The omitted information may be obtained from the SEC's principal office in Washington, DC, upon payment of the SEC's prescribed fees.



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
                                 APPENDIX A

                 MORE INFORMATION ABOUT THE GENERAL ACCOUNT

Because of exemption and exclusionary provisions in the securities laws, interests in the General Account are not generally subject to regulation under the provisions of the 1933 Act or the 1940 Act. Disclosures regarding the fixed portion of the annuity policy and the General Account may be subject to the provisions of the 1933 Act concerning the accuracy and completeness of statements made in the Prospectus. The disclosures in this APPENDIX A have not been reviewed by the SEC.

The Fixed Account is part of the Company's General Account which is made up of all of the general assets of the Company other than those allocated to separate accounts. Allocations to the Fixed Account become part of the assets of the Company and are used to support insurance and annuity obligations. The General Account is not segregated or insulated from the claims of the insurance company's creditors. Any amounts allocated to the Fixed Account or amounts that we guarantee in excess of your Contract Value are subject to our financial strength and claim's paying ability, and are subject to the risk that the insurance company may not be able to cover, or may default on, its obligations under those guarantees. A portion or all of net purchase payments may be allocated to accumulate at a fixed rate of interest in the General Account. Such net amounts are guaranteed by the Company as to principal and a minimum rate of interest. Currently, the Company will credit amounts allocated to the General Account with interest at an effective annual rate of at least 3%, compounded daily. Additional "Excess Interest" may or may not be credited at the sole discretion of the Company.

If a Policy is surrendered, or if an Excess Amount is redeemed, while the Policy is in force and before the Annuity Date, a surrender charge is imposed if such event occurs before the payments attributable to the surrender or withdrawal have been credited to the Policy less than nine full policy years.

TRANSFERS TO OR FROM THE FIXED ACCOUNT.    Transfers to or from the Fixed
Account are subject to the Company's then-current rules on Disruptive Trading, as may be amended from time to time. In addition, the Company reserves the right to impose reasonable rules on transfers, including but not limited to the frequency, timing, and amount of transfers to or from the Fixed Account. The Company reserves the right to amend its Disruptive Trading and/or other transfer rules in its sole discretion. Certain states may also impose restrictions on payments and transfers to the Fixed Account.

                                 APPENDIX B

                       CONDENSED FINANCIAL INFORMATION
               COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
                            SEPARATE ACCOUNT VA-K


THE FOLLOWING TABLES PROVIDE CONDENSED FINANCIAL INFORMATION FOR THE SUB-ACCOUNTS OF THE COMPANY FOR THE 10-YEAR PERIOD ENDING
DECEMBER 31, 2018.



                                                         YEAR ENDED DECEMBER 31ST
                                       -----------------------------------------------------------
SUB-ACCOUNTS                              2018        2017         2016        2015        2014
-------------------------------------  ----------  ----------  -----------  ----------  ----------

GOLDMAN SACHS VIT EQUITY INDEX
  FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period................       7.239       6.055        5.513       5.542       4.967
  End of Period......................       6.786       7.239        6.055       5.513       5.542
Number of Units Outstanding at End of
  Period (in thousands)..............   8,980.623   9,830.865   10,740.427  12,001.772  13,566.816
GOLDMAN SACHS VIT GLOBAL TRENDS
  ALLOCATION FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period................       1.277       1.146        1.114       1.201       1.172
  End of Period......................       1.204       1.277        1.146       1.114       1.201
Number of Units Outstanding at End of
  Period (in thousands)..............     125.048     163.048      199.626     233.692      61.643
GOLDMAN SACHS VIT GOVERNMENT MONEY
  MARKET FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period................       1.342       1.355        1.374       1.395       1.415
  End of Period......................       1.342       1.342        1.355       1.374       1.395
Number of Units Outstanding at End of
  Period (in thousands)..............  14,611.355  15,807.488   13,066.890  13,899.946  13,393.847
GOLDMAN SACHS VIT HIGH QUALITY
  FLOATING RATE FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period................       2.196       2.196        2.207       2.248       2.284
  End of Period......................       2.197       2.196        2.196       2.207       2.248
Number of Units Outstanding at End of
  Period (in thousands)..............   3,683.738   4,110.743    4,468.155   5,069.975   5,758.545



                                                         YEAR ENDED DECEMBER 31ST
                                       ------------------------------------------------------------
SUB-ACCOUNTS                              2013         2012        2011        2010         2009
-------------------------------------  -----------  ----------  ----------  ----------  -----------

GOLDMAN SACHS VIT EQUITY INDEX
  FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period................        3.823       3.358       3.348       2.956        2.376
  End of Period......................        4.967       3.823       3.358       3.348        2.956
Number of Units Outstanding at End of
  Period (in thousands)..............   15,337.884  16,918.081  19,613.211  22,190.905   25,376.629
GOLDMAN SACHS VIT GLOBAL TRENDS
  ALLOCATION FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period................        1.047         N/A         N/A         N/A          N/A
  End of Period......................        1.172       1.047         N/A         N/A          N/A
Number of Units Outstanding at End of
  Period (in thousands)..............        8.106      10.343         N/A         N/A          N/A
GOLDMAN SACHS VIT GOVERNMENT MONEY
  MARKET FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period................        1.436       1.457       1.478       1.500        1.520
  End of Period......................        1.415       1.436       1.457       1.478        1.500
Number of Units Outstanding at End of
  Period (in thousands)..............   15,235.383  16,132.012  18,259.678  21,624.950   22,501.192
GOLDMAN SACHS VIT HIGH QUALITY
  FLOATING RATE FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period................        2.308       2.278       2.174       2.097        1.999
  End of Period......................        2.284       2.308       2.278       2.174        2.097
Number of Units Outstanding at End of
  Period (in thousands)..............    6,797.295   7,814.680   9,207.515  12,089.461   13,501.679



                                                         YEAR ENDED DECEMBER 31ST
                                       ------------------------------------------------------------
SUB-ACCOUNTS                               2018         2017        2016        2015        2014
-------------------------------------  -----------  -----------  ----------  ----------  ----------

EATON VANCE VT FLOATING-RATE INCOME
  FUND
Unit Value:
  Beginning of Period................        1.382        1.356       1.263       1.294       1.306
  End of Period......................        1.360        1.382       1.356       1.263       1.294
Number of Units Outstanding at End of
  Period (in thousands)..............    1,990.931    2,208.652   2,311.137   2,656.649   3,165.219
GLOBAL ATLANTIC BLACKROCK ALLOCATION
  PORTFOLIO (CLASS I)
Unit Value:
  Beginning of Period................       10.167       10.000         N/A         N/A         N/A
  End of Period......................        9.504       10.167         N/A         N/A         N/A
Number of Units Outstanding at End of
  Period (in thousands)..............    1,164.008      968.006         N/A         N/A         N/A
GLOBAL ATLANTIC BLACKROCK DISCIPLINED
  CORE PORTFOLIO (CLASS I)
Unit Value:
  Beginning of Period................       10.357       10.000         N/A         N/A         N/A
  End of Period......................        9.721       10.357         N/A         N/A         N/A
Number of Units Outstanding at End of
  Period (in thousands)..............   17,274.311    9,003.660         N/A         N/A         N/A
GLOBAL ATLANTIC BLACKROCK DISCIPLINED
  INTERNATIONAL CORE PORTFOLIO (CLASS I)
Unit Value:
  Beginning of Period................       10.177       10.000         N/A         N/A         N/A
  End of Period......................        8.545       10.177         N/A         N/A         N/A
Number of Units Outstanding at End of
  Period (in thousands)..............    5,608.218    2,796.334         N/A         N/A         N/A
GLOBAL ATLANTIC BLACKROCK DISCIPLINED
  MID CAP GROWTH PORTFOLIO (CLASS I)
Unit Value:
  Beginning of Period................       10.327       10.000         N/A         N/A         N/A
  End of Period......................        9.864       10.327         N/A         N/A         N/A
Number of Units Outstanding at End of
  Period (in thousands)..............    3,970.852    1,637.214         N/A         N/A         N/A



                                                        YEAR ENDED DECEMBER 31ST
                                       ----------------------------------------------------------
SUB-ACCOUNTS                              2013        2012        2011        2010        2009
-------------------------------------  ----------  ----------  ----------  ----------  ----------

EATON VANCE VT FLOATING-RATE INCOME
  FUND
Unit Value:
  Beginning of Period................       1.276       1.206       1.194       1.110       0.780
  End of Period......................       1.306       1.276       1.206       1.194       1.110
Number of Units Outstanding at End of
  Period (in thousands)..............   3,227.302   3,168.253   4,154.252   3,744.031   3,475.488
GLOBAL ATLANTIC BLACKROCK ALLOCATION
  PORTFOLIO (CLASS I)
Unit Value:
  Beginning of Period................         N/A         N/A         N/A         N/A         N/A
  End of Period......................         N/A         N/A         N/A         N/A         N/A
Number of Units Outstanding at End of
  Period (in thousands)..............         N/A         N/A         N/A         N/A         N/A
GLOBAL ATLANTIC BLACKROCK DISCIPLINED
  CORE PORTFOLIO (CLASS I)
Unit Value:
  Beginning of Period................         N/A         N/A         N/A         N/A         N/A
  End of Period......................         N/A         N/A         N/A         N/A         N/A
Number of Units Outstanding at End of
  Period (in thousands)..............         N/A         N/A         N/A         N/A         N/A
GLOBAL ATLANTIC BLACKROCK DISCIPLINED
  INTERNATIONAL CORE PORTFOLIO (CLASS I)
Unit Value:
  Beginning of Period................         N/A         N/A         N/A         N/A         N/A
  End of Period......................         N/A         N/A         N/A         N/A         N/A
Number of Units Outstanding at End of
  Period (in thousands)..............         N/A         N/A         N/A         N/A         N/A
GLOBAL ATLANTIC BLACKROCK DISCIPLINED
  MID CAP GROWTH PORTFOLIO (CLASS I)
Unit Value:
  Beginning of Period................         N/A         N/A         N/A         N/A         N/A
  End of Period......................         N/A         N/A         N/A         N/A         N/A
Number of Units Outstanding at End of
  Period (in thousands)..............         N/A         N/A         N/A         N/A         N/A



                                                           YEAR ENDED DECEMBER 31ST
                                       ---------------------------------------------------------------
SUB-ACCOUNTS                               2018         2017         2016         2015         2014
-------------------------------------  -----------  -----------  -----------  -----------  -----------

GLOBAL ATLANTIC BLACKROCK DISCIPLINED
  SMALL CAP PORTFOLIO (CLASS II)
Unit Value:
  Beginning of Period................       10.197       10.000          N/A          N/A          N/A
  End of Period......................        9.069       10.197          N/A          N/A          N/A
Number of Units Outstanding at End of
  Period (in thousands)..............      291.337        3.948          N/A          N/A          N/A
GLOBAL ATLANTIC BLACKROCK DISCIPLINED
  U.S. CORE PORTFOLIO (CLASS II)
Unit Value:
  Beginning of Period................       10.367       10.000          N/A          N/A          N/A
  End of Period......................        9.687       10.367          N/A          N/A          N/A
Number of Units Outstanding at End of
  Period (in thousands)..............      111.257       14.177          N/A          N/A          N/A
GLOBAL ATLANTIC BLACKROCK DISCIPLINED
  VALUE PORTFOLIO (CLASS I)
Unit Value:
  Beginning of Period................       10.417       10.000          N/A          N/A          N/A
  End of Period......................        9.447       10.417          N/A          N/A          N/A
Number of Units Outstanding at End of
  Period (in thousands)..............    6,969.144    7,692.851          N/A          N/A          N/A
GLOBAL ATLANTIC BLACKROCK HIGH YIELD
  PORTFOLIO (CLASS I)
Unit Value:
  Beginning of Period................        9.898       10.000          N/A          N/A          N/A
  End of Period......................        9.332        9.898          N/A          N/A          N/A
Number of Units Outstanding at End of
  Period (in thousands)..............    1,377.651    1,528.015          N/A          N/A          N/A
GLOBAL ATLANTIC GOLDMAN SACHS CORE
  FIXED INCOME PORTFOLIO (CLASS I)
Unit Value:
  Beginning of Period................        9.958       10.000          N/A          N/A          N/A
  End of Period......................        9.758        9.958          N/A          N/A          N/A
Number of Units Outstanding at End of
  Period (in thousands)..............    1,903.996           --          N/A          N/A          N/A



                                                           YEAR ENDED DECEMBER 31ST
                                       ---------------------------------------------------------------
SUB-ACCOUNTS                               2013         2012         2011         2010         2009
-------------------------------------  -----------  -----------  -----------  -----------  -----------

GLOBAL ATLANTIC BLACKROCK DISCIPLINED
  SMALL CAP PORTFOLIO (CLASS II)
Unit Value:
  Beginning of Period................          N/A          N/A          N/A          N/A          N/A
  End of Period......................          N/A          N/A          N/A          N/A          N/A
Number of Units Outstanding at End of
  Period (in thousands)..............          N/A          N/A          N/A          N/A          N/A
GLOBAL ATLANTIC BLACKROCK DISCIPLINED
  U.S. CORE PORTFOLIO (CLASS II)
Unit Value:
  Beginning of Period................          N/A          N/A          N/A          N/A          N/A
  End of Period......................          N/A          N/A          N/A          N/A          N/A
Number of Units Outstanding at End of
  Period (in thousands)..............          N/A          N/A          N/A          N/A          N/A
GLOBAL ATLANTIC BLACKROCK DISCIPLINED
  VALUE PORTFOLIO (CLASS I)
Unit Value:
  Beginning of Period................          N/A          N/A          N/A          N/A          N/A
  End of Period......................          N/A          N/A          N/A          N/A          N/A
Number of Units Outstanding at End of
  Period (in thousands)..............          N/A          N/A          N/A          N/A          N/A
GLOBAL ATLANTIC BLACKROCK HIGH YIELD
  PORTFOLIO (CLASS I)
Unit Value:
  Beginning of Period................          N/A          N/A          N/A          N/A          N/A
  End of Period......................          N/A          N/A          N/A          N/A          N/A
Number of Units Outstanding at End of
  Period (in thousands)..............          N/A          N/A          N/A          N/A          N/A
GLOBAL ATLANTIC GOLDMAN SACHS CORE
  FIXED INCOME PORTFOLIO (CLASS I)
Unit Value:
  Beginning of Period................          N/A          N/A          N/A          N/A          N/A
  End of Period......................          N/A          N/A          N/A          N/A          N/A
Number of Units Outstanding at End of
  Period (in thousands)..............          N/A          N/A          N/A          N/A          N/A



                                                          YEAR ENDED DECEMBER 31ST
                                       ---------------------------------------------------------------
SUB-ACCOUNTS                               2018        2017         2016         2015         2014
-------------------------------------  -----------  -----------  -----------  -----------  -----------

GLOBAL ATLANTIC GOLDMAN SACHS GLOBAL
  EQUITY INSIGHTS PORTFOLIO (CLASS II)
Unit Value:
  Beginning of Period................       10.257      10.000           N/A          N/A          N/A
  End of Period......................        9.050      10.257           N/A          N/A          N/A
Number of Units Outstanding at End of
  Period (in thousands)..............      351.124          --           N/A          N/A          N/A
GLOBAL ATLANTIC GOLDMAN SACHS LARGE
  CAP GROWTH INSIGHTS PORTFOLIO (CLASS I)
Unit Value:
  Beginning of Period................       10.277      10.000           N/A          N/A          N/A
  End of Period......................        9.733      10.277           N/A          N/A          N/A
Number of Units Outstanding at End of
  Period (in thousands)..............      694.175     296.021           N/A          N/A          N/A
GLOBAL ATLANTIC GOLDMAN SACHS MID CAP
  VALUE INSIGHTS PORTFOLIO (CLASS II)
Unit Value:
  Beginning of Period................       10.397      10.000           N/A          N/A          N/A
  End of Period......................        8.989      10.397           N/A          N/A          N/A
Number of Units Outstanding at End of
  Period (in thousands)..............    3,353.189     581.854           N/A          N/A          N/A
INVESCO V.I. GLOBAL HEALTH CARE
  FUND (SERIES I SHARES)
Unit Value:
  Beginning of Period................        2.154       1.887         2.162        2.127        1.803
  End of Period......................        2.142       2.154         1.887        2.162        2.127
Number of Units Outstanding at End of
  Period (in thousands)..............    1,450.038   1,614.224     1,804.720    1,961.979    3,199.275
MFS(R) UTILITIES SERIES (SERVICE CLASS)
Unit Value:
  Beginning of Period................        3.824       3.389         3.092        3.680        3.321
  End of Period......................        3.799       3.824         3.389        3.092        3.680
Number of Units Outstanding at End of
  Period (in thousands)..............      578.961     738.290       851.059      951.129    1,435.699



                                                          YEAR ENDED DECEMBER 31ST
                                       ---------------------------------------------------------------
SUB-ACCOUNTS                              2013         2012         2011          2010         2009
-------------------------------------  -----------  -----------  -----------  -----------  -----------

GLOBAL ATLANTIC GOLDMAN SACHS GLOBAL
  EQUITY INSIGHTS PORTFOLIO (CLASS II)
Unit Value:
  Beginning of Period................          N/A          N/A          N/A          N/A          N/A
  End of Period......................          N/A          N/A          N/A          N/A          N/A
Number of Units Outstanding at End of
  Period (in thousands)..............          N/A          N/A          N/A          N/A          N/A
GLOBAL ATLANTIC GOLDMAN SACHS LARGE
  CAP GROWTH INSIGHTS PORTFOLIO (CLASS I)
Unit Value:
  Beginning of Period................          N/A          N/A          N/A          N/A          N/A
  End of Period......................          N/A          N/A          N/A          N/A          N/A
Number of Units Outstanding at End of
  Period (in thousands)..............          N/A          N/A          N/A          N/A          N/A
GLOBAL ATLANTIC GOLDMAN SACHS MID CAP
  VALUE INSIGHTS PORTFOLIO (CLASS II)
Unit Value:
  Beginning of Period................          N/A          N/A          N/A          N/A          N/A
  End of Period......................          N/A          N/A          N/A          N/A          N/A
Number of Units Outstanding at End of
  Period (in thousands)..............          N/A          N/A          N/A          N/A          N/A
INVESCO V.I. GLOBAL HEALTH CARE
  FUND (SERIES I SHARES)
Unit Value:
  Beginning of Period................        1.302        1.093        1.067        1.028        0.817
  End of Period......................        1.803        1.302        1.093        1.067        1.028
Number of Units Outstanding at End of
  Period (in thousands)..............    2,795.850    2,864.495    2,583.177    3,051.769    3,480.735
MFS(R) UTILITIES SERIES (SERVICE CLASS)
Unit Value:
  Beginning of Period................        2.803        2.512        2.393        2.140        1.634
  End of Period......................        3.321        2.803        2.512        2.393        2.140
Number of Units Outstanding at End of
  Period (in thousands)..............    1,065.933    1,197.647    1,280.885    1,426.959    1,598.029



                                                          YEAR ENDED DECEMBER 31ST
                                       --------------------------------------------------------------
SUB-ACCOUNTS                              2018         2017         2016         2015        2014
-------------------------------------  ----------  -----------  -----------  -----------  -----------

OPPENHEIMER CONSERVATIVE BALANCED
  FUND/VA (SERVICE SHARES)
Unit Value:
  Beginning of Period................       1.429        1.331        1.287        1.298        1.220
  End of Period......................       1.331        1.429        1.331        1.287        1.298
Number of Units Outstanding at End of
  Period (in thousands)..............     529.988      611.608      548.034      490.982      564.751
OPPENHEIMER GLOBAL STRATEGIC INCOME
  FUND/VA (SERVICE SHARES)
Unit Value:
  Beginning of Period................       0.439        0.420        0.401        0.417        0.413
  End of Period......................       0.413        0.439        0.420        0.401        0.417
Number of Units Outstanding at End of
  Period (in thousands)..............   1,923.805    1,954.666    2,097.833    2,303.821    2,551.411
PIONEER REAL ESTATE SHARES VCT PORTFOLIO
  (CLASS II)
Unit Value:
  Beginning of Period................       4.013        3.942        3.780        3.670        2.852
  End of Period......................       3.657        4.013        3.942        3.780        3.670
Number of Units Outstanding at End of
  Period (in thousands)..............   1,112.249    1,157.584    1,378.438    1,588.388    1,850.230


                                                         YEAR ENDED DECEMBER 31ST
                                       ------------------------------------------------------------
SUB-ACCOUNTS                              2013         2012        2011        2010         2009
-------------------------------------  -----------  ----------  ----------  ----------  -----------

OPPENHEIMER CONSERVATIVE BALANCED
  FUND/VA (SERVICE SHARES)
Unit Value:
  Beginning of Period................        1.097       0.993       1.004       0.904        0.754
  End of Period......................        1.220       1.097       0.993       1.004        0.904
Number of Units Outstanding at End of
  Period (in thousands)..............      738.544     796.063   1,692.052   1,752.568    1,977.873
OPPENHEIMER GLOBAL STRATEGIC INCOME
  FUND/VA (SERVICE SHARES)
Unit Value:
  Beginning of Period................        0.421         N/A         N/A         N/A          N/A
  End of Period......................        0.413       0.421         N/A         N/A          N/A
Number of Units Outstanding at End of
  Period (in thousands)..............    3,048.329   3,227.077         N/A         N/A          N/A
PIONEER REAL ESTATE SHARES VCT PORTFOLIO
  (CLASS II)
Unit Value:
  Beginning of Period................        2.850       2.491       2.303       1.818        1.402
  End of Period......................        2.852       2.850       2.491       2.303        1.818
Number of Units Outstanding at End of
  Period (in thousands)..............    2,240.580   2,333.629   2,631.585   3,004.438    3,248.806

                                 APPENDIX C

             POLICY NO. A3018-91 (AND STATE VARIATIONS THEREOF)
                 COMMONWEALTH ANNUITY LIFE INSURANCE COMPANY

If your Policy is issued on Form No. A3018-91, your Policy is substantially similar to the Policy described in this Prospectus (A3021-93), except as follows:

1. The minimum interest rate credited to amounts allocated to the General Account under Form A3021-93 is 3% compounded annually. For A3018-91, the minimum interest rate guarantees are 5% compounded annually for the first five Policy years, 4% for the next five Policy years and 3.5% thereafter.

2. The stepped-up death benefit under A3018-91 applies to the most recent fifth year Policy anniversary and gross payments are simply reduced by subsequent withdrawals by subtracting the amount of the withdrawal from the total gross payments. The stepped-up death benefit under A3021-93 applies to the most recent fifth year Policy anniversary; however the guaranteed death benefit is reduced proportionately to reflect partial withdrawals (in the same proportion that the Accumulated Value was reduced by the withdrawals).

3. Under A3018-91, the Free Withdrawal Amount is equal to the greater of (1) 10% of the Accumulated Value as of December 31 of the previous calendar year, or (2) the life expectancy distribution, if applicable. The Free Withdrawal Amount is deducted first from Old Payments, then from the earliest New Payments and so on until all New Payments have been exhausted pursuant to the first-in-first-out ("FIFO") method of accounting (LIFO or last-in-first-out method in New Jersey).

4. Because of the differences in the amount of the Free Withdrawal (see 3. above), the following expense examples apply to Owners of A3018-91 and should be referred to rather than example (1) under MAXIMUM EXPENSE EXAMPLE and under MINIMUM EXPENSE EXAMPLE on page 9 and 10 of the Prospectus. Example (2) is correct for all Policies.


MAXIMUM EXPENSE EXAMPLE

The following example assumes that you invest $10,000 in the Policy for the time periods indicated and that your investment has a 5% return each year. The example also assumes the maximum fees and expenses of any of the Underlying Funds and assumes that these fees and expenses remain the same in each of the 1, 3, 5, and 10-year intervals. Finally, the example assumes that you have chosen the optional rider with the maximum possible charge, which would be the Minimum Guaranteed Annuity Payout (M-GAP) Rider with a ten-year waiting period at a charge of 0.25% annually. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

(1) If, at the end of the applicable time period, you surrender your Policy or annuitize under any period certain option:



                                                                 1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                                                -------  -------  -------  --------
     Fund with the maximum total operating expenses...........   $1,060  $1,664   $2,202    $3,658


(2) If you do NOT surrender your Policy or if you annuitize at the end of the applicable time period under a life option:



                                                                1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                                                ------  -------  -------  --------
     Fund with the maximum total operating expenses...........   $340   $1,063   $1,755    $3,658


MINIMUM EXPENSE EXAMPLE

The following example assumes that you invest $10,000 in the Policy for the time periods indicated and that your investment has a 5% return each year. The example also assumes the minimum fees and expenses of any of the Underlying Fund and assumes that these fees and expenses remain the same in each of the 1, 3, 5, and 10-year intervals. It also assumes that you have not chosen any optional riders. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

(1) If, at the end of the applicable time period, you surrender your Policy or annuitize under any period certain option:



                                                                1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                                                ------  -------  -------  --------
     Fund with the minimum total operating expenses...........   $920   $1,244   $1,506    $2,296


(2) If you do NOT surrender your Policy or if you annuitize at the end of the applicable time period under a life option:



                                                                1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                                                ------  -------  -------  --------
     Fund with the minimum total operating expenses ..........   $200    $618    $1,062    $2,296


                                 APPENDIX D

   DISCONTINUATION OF THE MINIMUM GUARANTEED ANNUITY PAYOUT (M-GAP) RIDER

Effective January 31, 2002, the Company terminated the availability of the optional Minimum Guaranteed Annuity Payout (M-GAP) Rider. This termination does not affect M-GAP Riders issued prior to January 31, 2002 except that Owners who have previously elected the M-GAP Rider will not be able to purchase a new M-GAP Rider under the repurchase feature.

The M-GAP Rider provides a guaranteed minimum amount of fixed annuity lifetime income during the annuity payout phase, after a ten year or fifteen year waiting period, subject to the conditions described below. On each Contract anniversary a Minimum Guaranteed Annuity Payout Benefit Base (less any applicable premium taxes) is determined. The Minimum Guaranteed Annuity Payout Benefit Base is the value that will be annuitized should you exercise the Rider. In order to exercise the Rider, a fixed annuitization option involving a life contingency must be selected. Annuitization under this Rider will occur at the Company's guaranteed annuity option rates listed under the Annuity Option Tables in the Contract. The Minimum Guaranteed Annuity Payout Benefit Base is equal to the greatest of:

(a) the Accumulated Value increased by any positive Market Value Adjustment, if applicable, on the Contract Anniversary that the M-GAP Benefit Base is being determined;

(b) the Accumulated Value on the effective date of the Rider accumulated daily at an effective annual yield of 5% plus gross payments made thereafter accumulated daily at an effective annual yield of 5%, starting on the date each payment is applied, proportionately reduced to reflect withdrawals; or

(c) the highest Accumulated Value on any Contract anniversary since the Rider effective date, as determined after being increased for subsequent payments and any positive Market Value Adjustment, if applicable, and proportionately reduced for subsequent withdrawals.

For each withdrawal described in (b) and (c) above, the proportionate reduction is calculated by multiplying the (b) or (c) value, whichever is applicable, determined immediately prior to the withdrawal by the following fraction:

                          Amount of the withdrawal
        --------------------------------------------------------

           Accumulated Value determined immediately prior to the
                                 withdrawal

EXERCISING THE M-GAP RIDER.

      - The Owner may only exercise the M-GAP Rider within thirty days after any Contract anniversary following the expiration of a ten or fifteen-year waiting period from the effective date of the Rider.

      - The Owner may only annuitize under a fixed annuity payout option involving a life contingency as provided under "DESCRIPTION OF ANNUITY PAYOUT OPTIONS" in the Prospectus.

      - The Owner may only annuitize at the Company's guaranteed fixed annuity option rates listed under the Annuity Option Tables in the Contract.

TERMINATING THE M-GAP RIDER.

The Owner may not terminate the M-GAP Rider prior to the seventh Contract anniversary after the effective date of the Rider. The Owner may terminate the Rider at any time after the seventh Contract anniversary following the effective date of the Rider. The Rider will terminate automatically upon surrender of the Contract or the date that a death benefit is payable if the Contract is not continued under "THE SPOUSE OF THE OWNER AS BENEFICIARY" under DESCRIPTION OF THE CONTRACT in the Prospectus.

From time to time the Company may illustrate minimum guaranteed income amounts under the M-GAP Rider for individuals based on a variety of assumptions, including varying rates of return on the value of the Contract during the accumulation phase, annuity payout periods, annuity payout options and M-GAP Rider waiting periods. Any assumed rates of return are for purposes of illustration only and are not intended as a representation of past or future investment rates of return.

For example, the illustration below assumes an initial payment of $100,000 for an Annuitant age 60 (at issue) and exercise of an M-GAP Rider with a ten-year waiting period. The illustration assumes that no subsequent payments or withdrawals are made and that the annuity payout option is a Life Annuity With Payments Guaranteed for 10 Years. The values below have been computed based on a 5% net rate of return and are the guaranteed minimums that would be received under the M-GAP Rider. The minimum guaranteed benefit base amounts are the values that will be annuitized. Minimum guaranteed annual income values are based on a fixed annuity payout.


             CONTRACT                      MINIMUM                          MINIMUM
            ANNIVERSARY                  GUARANTEED                       GUARANTEED
            AT EXERCISE                 BENEFIT BASE                   ANNUAL INCOME(1)
         ----------------              ---------------              ----------------------
                10                        $162,889                          $12,153
                15                        $207,892                          $17,695

               COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
                           BRIGHTON, MASSACHUSETTS

This Prospectus provides important information about the Commonwealth Annuity's Advantage variable annuity contracts issued by Commonwealth Annuity and Life Insurance Company ("Commonwealth Annuity") in all jurisdictions except Hawaii and New York. The contract is a flexible payment tax-deferred combination variable and fixed annuity offered on both a group and individual basis.

As of the date of this Prospectus, the Company has ceased issuing new contracts except in connection with certain preexisting contractual plans and programs. PLEASE READ THIS PROSPECTUS CAREFULLY BEFORE INVESTING AND KEEP IT FOR FUTURE REFERENCE.


A Statement of Additional Information ("SAI") dated May 1, 2019 containing more information about this annuity is on file with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. A copy may be obtained free of charge by calling Annuity Client Services at 1-800-533-7881. The Table of Contents of the SAI is listed on page 3 of this Prospectus. This Prospectus and the SAI can also be obtained from the Securities and Exchange Commission's website (http://www.sec.gov).


The Variable Account, known as Separate Account VA-K, is subdivided into Sub-Accounts. Each Sub-Account offered as an investment option invests exclusively in shares of the following funds (certain funds may not be available in all states):


AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE   Global Atlantic Goldman Sachs Global Equity
INSURANCE FUNDS)(SERIES I SHARES)                Insights Portfolio
Invesco V.I. Health Care Fund                    Global Atlantic Goldman Sachs Mid Cap Value
FORETHOUGHT VARIABLE INSURANCE TRUST (CLASS I)   Insights Portfolio
Global Atlantic BlackRock Allocation Portfolio   GOLDMAN SACHS VARIABLE INSURANCE TRUST (SERVICE
Global Atlantic BlackRock Disciplined Core       SHARES)
Portfolio                                        Goldman Sachs Equity Index Fund
Global Atlantic BlackRock Disciplined            Goldman Sachs Global Trends Allocation Fund
International Core Portfolio                     Goldman Sachs Government Money Market Fund
Global Atlantic BlackRock Disciplined Mid Cap    Goldman Sachs High Quality Floating Rate Fund
Growth Portfolio                                 MFS(R) VARIABLE INSURANCE TRUST (SERVICE CLASS)
Global Atlantic BlackRock Disciplined Value      MFS(R) Utilities Series
Portfolio                                        OPPENHEIMER VARIABLE ACCOUNT FUNDS (SERVICE
Global Atlantic BlackRock High Yield Portfolio   SHARES)
Global Atlantic Goldman Sachs Core Fixed         Oppenheimer Conservative Balanced Fund/VA(1)
Income Portfolio                                 Oppenheimer Global Strategic Income Fund/VA(2)
Global Atlantic Goldman Sachs Large Cap          PIONEER VARIABLE CONTRACTS TRUST (CLASS II)
Growth Insights Portfolio                        Pioneer Real Estate Shares VCT Portfolio
FORETHOUGHT VARIABLE INSURANCE TRUST (CLASS II)
Global Atlantic BlackRock Disciplined Small Cap
Portfolio
Global Atlantic BlackRock Disciplined U.S. Core
Portfolio



-----------------------------
(1) On or about the close of business on May 24, 2019, the Oppenheimer Conservative Balanced Fund/VA will merge into the Invesco Oppenheimer V.I. Conservative Balanced Fund.



(2) On or about the close of business on May 24, 2019, the Oppenheimer Global Strategic Income Fund/VA will merge into the Invesco Oppenheimer V.I. Global Strategic Income Fund.

Effective November 15, 2010, no new payment allocations or transfers can be made to the Sub-Account that invests in the underlying fund listed below:

EATON VANCE VARIABLE TRUST (INITIAL CLASS)
Eaton Vance VT Floating-Rate Income Fund

You may contact our Service Center at 1-800-533-7881 to request prospectuses for any of the underlying funds that are available as investment options under your Contract.

THIS ANNUITY IS NOT A BANK DEPOSIT OR OBLIGATION; IS NOT FEDERALLY INSURED; AND IS NOT ENDORSED BY ANY BANK OR GOVERNMENTAL AGENCY. ANNUITIES INVOLVE RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

In most jurisdictions, values may be allocated to the Fixed Account which is part of the Company's General Account. The Fixed Account is an investment option that pays an interest rate guaranteed for one year from the time a payment is received. Another investment option available in most jurisdictions, the Guarantee Period Accounts, offers fixed rates of interest for specified periods ranging from 2 to 10 years. A Market Value Adjustment is applied to payments removed from a Guarantee Period Account before the end of the specified period. The Market Value Adjustment may be positive or negative. Payments allocated to a Guarantee Period Account are held in the Company's Separate Account GPA (except in California where they are allocated to the General Account).




                              DATED MAY 1, 2019

                           TABLE OF CONTENTS


SPECIAL TERMS..........................................................    4
SUMMARY OF FEES AND EXPENSES...........................................    6
SUMMARY OF CONTRACT FEATURES...........................................   10
DESCRIPTION OF THE COMPANY, THE VARIABLE ACCOUNT, AND THE
  UNDERLYING FUNDS.....................................................   15
INVESTMENT OBJECTIVES AND POLICIES.....................................   17
PERFORMANCE INFORMATION................................................   20
DESCRIPTION OF THE CONTRACT............................................   22
  DISRUPTIVE TRADING...................................................   22
  PAYMENTS.............................................................   23
  RIGHT TO CANCEL INDIVIDUAL RETIREMENT ANNUITY........................   24
  RIGHT TO CANCEL ALL OTHER CONTRACTS..................................   24
  TELEPHONE TRANSACTIONS PRIVILEGE.....................................   24
  TRANSFER PRIVILEGE...................................................   25
  AUTOMATIC TRANSFERS AND AUTOMATIC ACCOUNT REBALANCING OPTIONS........   25
  SURRENDER............................................................   26
  WITHDRAWALS..........................................................   27
  DEATH BENEFIT........................................................   28
  THE SPOUSE OF THE OWNER AS BENEFICIARY...............................   29
  OPTIONAL ENHANCED EARNINGS RIDER.....................................   30
  ASSIGNMENT...........................................................   32
  ELECTING THE FORM OF ANNUITY AND THE ANNUITY DATE....................   33
  DESCRIPTION OF VARIABLE ANNUITY PAYOUT OPTIONS.......................   34
  ANNUITY BENEFIT PAYMENTS.............................................   35
  NORRIS DECISION......................................................   36
  COMPUTATION OF VALUES................................................   36
CHARGES AND DEDUCTIONS.................................................   38
  VARIABLE ACCOUNT DEDUCTIONS..........................................   38
  CONTRACT FEE.........................................................   39
  OPTIONAL RIDER CHARGES...............................................   39
  PREMIUM TAXES........................................................   39
  SURRENDER CHARGE.....................................................   40
  WAIVER OF SURRENDER CHARGE AND ADDITIONAL AMOUNTS CREDITED...........   41
  TRANSFER CHARGE......................................................   43
GUARANTEE PERIOD ACCOUNTS..............................................   44
FEDERAL TAX CONSIDERATIONS.............................................   46
STATEMENTS AND REPORTS.................................................   55
LOANS (QUALIFIED CONTRACTS ONLY).......................................   55
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS......................   56
CHANGES TO COMPLY WITH LAW AND AMENDMENTS..............................   57
VOTING RIGHTS..........................................................   57
DISTRIBUTION...........................................................   57
LEGAL MATTERS..........................................................   58
FURTHER INFORMATION....................................................   58
APPENDIX A--MORE INFORMATION ABOUT THE FIXED ACCOUNT...................  A-1
APPENDIX B--SURRENDER CHARGES AND THE MARKET VALUE ADJUSTMENT..........  B-1
APPENDIX C--THE DEATH BENEFIT..........................................  C-1
APPENDIX D--CONDENSED FINANCIAL INFORMATION............................  D-1
APPENDIX E--DISCONTINUATION OF THE MINIMUM GUARANTEED ANNUITY
  PAYOUT (M-GAP) RIDER.................................................  E-1

                   STATEMENT OF ADDITIONAL INFORMATION
                            TABLE OF CONTENTS


GENERAL INFORMATION AND HISTORY..........................................    3
TAXATION OF THE CONTRACT, THE VARIABLE ACCOUNT AND THE COMPANY...........    5
SERVICES.................................................................    5
UNDERWRITERS.............................................................    6
ANNUITY BENEFIT PAYMENTS.................................................    7
ENHANCED AUTOMATIC TRANSFER (DOLLAR COST AVERAGING) PROGRAM..............    7
PERFORMANCE INFORMATION..................................................    8
FINANCIAL STATEMENTS.....................................................   14
FINANCIAL STATEMENTS OF COMMONWEALTH ANNUITY AND LIFE INSURANCE
  COMPANY AND SEPARATE ACCOUNT VA-K......................................  F-1

                                SPECIAL TERMS

ACCUMULATED VALUE:    the total value of all Accumulation Units in the
Sub-Accounts plus the value of all accumulations in the Fixed Account and Guarantee Period Accounts credited to the Contract on any date before the Annuity Date.

ACCUMULATION UNIT:    a unit of measure used to calculate the value of a
Sub-Account before annuity benefit payments begin.

ANNUITANT:    the person designated in the Contract upon whose life annuity benefit payments are to be made.

ANNUITY DATE:    the date on which annuity benefit payments begin. This date may not be later than the first day of the month before the Annuitant's 90th birthday.

ANNUITY UNIT:    a unit of measure used to calculate the value of the periodic annuity benefit payments under the Contract.

COMPANY:    unless otherwise specified, any reference to the "Company" shall refer exclusively to Commonwealth Annuity and Life Insurance Company.

CUMULATIVE EARNINGS:    the Accumulated Value reduced by total payments not
previously withdrawn.

FIXED ACCOUNT:    an investment option under the Contract that guarantees
principal and a fixed minimum interest rate and which is part of the Company's General Account.

FIXED ANNUITY PAYOUT:    an annuity payout option providing for annuity benefit
payments which remain fixed in amount throughout the annuity benefit payment period selected.

GENERAL ACCOUNT:    all the assets of the Company other than those held in a
separate account.

GUARANTEE PERIOD:    the number of years that a Guaranteed Interest Rate is
credited.

GUARANTEE PERIOD ACCOUNT:    an account which corresponds to a Guaranteed
Interest Rate for a specified Guarantee Period.

GUARANTEED INTEREST RATE:    the annual effective rate of interest, after daily
compounding, credited to a Guarantee Period Account.

MARKET VALUE ADJUSTMENT:    a positive or negative adjustment assessed if any
portion of a Guarantee Period Account is withdrawn or transferred prior to the end of its Guarantee Period.

OWNER (YOU):    the person, persons or entity entitled to exercise the rights and privileges under this Contract. Joint Owners are permitted if one of the two is the Annuitant.

SERVICE OFFICE:    Se(2), LLC (an affiliate of Security Distributors, Inc.) and its affiliates (collectively, "se(2)") provides administrative, accounting, and other services to the Company. The principal administrative offices of se(2) are located at One Security Benefit Place Topeka, KS 66675, Telephone 1-800-533-7881.

SUB-ACCOUNT:    a subdivision of the Variable Account investing exclusively in the shares of a corresponding Underlying Fund.

SURRENDER VALUE:    the Accumulated Value of the Contract on full surrender
after application of any applicable Contract fee, surrender charge, rider charge and Market Value Adjustment.

VALUATION DATE:    a day on which the net asset value of the shares of any of the Underlying Funds is determined and unit values of the Sub-Accounts are determined. Valuation Dates currently occur on each day on which the New York Stock Exchange is open for trading, as well as each day otherwise required.

VALUATION PERIOD:    The time span between the close of trading on the New York
Stock Exchange from one Valuation Date to the next.

VARIABLE ACCOUNT:    Separate Account VA-K, one of the Company's separate
accounts, consisting of assets segregated from other assets of the Company. The investment performance of the assets of the Variable Account is determined separately from the other assets of the Company. Assets of the Variable Account are not chargeable with liabilities arising out of any other business which the Company may conduct.

VARIABLE ANNUITY PAYOUT:    an annuity payout option providing for payments
varying in amount in accordance with the investment experience of certain Underlying Funds.

                        SUMMARY OF FEES AND EXPENSES

There are certain fees and expenses that you will incur directly or indirectly under the Commonwealth Annuity Advantage Contract. The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the contract. The purpose of the tables is to help you understand these various charges.



                                   TABLE I
                         OWNER TRANSACTION EXPENSES

TABLE I DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY OR SURRENDER THE CONTRACT AND WHEN YOU TRANSFER VALUES AMONG THE INVESTMENT OPTIONS. (NOTE: THE COMPANY DOES NOT CHARGE A TRANSACTION CHARGE WHEN YOU PURCHASE THE CONTRACT AND DOES NOT CURRENTLY CHARGE WHEN YOU TRANSFER AMONG INVESTMENT OPTIONS.) STATE PREMIUM TAXES ARE APPLICABLE IN SOME STATES AND ARE DEDUCTED AS DESCRIBED IN "PREMIUM TAXES" UNDER CHARGES AND DEDUCTIONS.


                                                                         MAXIMUM CHARGE
                                                                   ---------------------------
         SURRENDER CHARGE(1):
         (as a percentage of payments withdrawn).................             8.0%

         TRANSFER CHARGE:........................................            None(2)


           ------------------
          (1) During the accumulation phase, this charge may be assessed upon surrender, withdrawal or annuitization under any commutable period certain option or a noncommutable fixed period certain option of less than ten years. The charge is a percentage ranging from 8.0% to 1.0% of payments withdrawn (in excess of any amount that is free of surrender charge) within the indicated time period. For purposes of calculating the Surrender Charge on partial withdrawals and surrenders, we assume that amounts are withdrawn from payments in the chronological order in which they were received.

              COMPLETE YEARS FROM DATE OF PAYMENT                                  CHARGE
              -----------------------------------------------------------------   -------
              Less than 2......................................................      8.0%
              Less than 3......................................................      7.0%
              Less than 4......................................................      6.0%
              Less than 5......................................................      5.0%
              Less than 6......................................................      4.0%
              Less than 7......................................................      3.0%
              Less than 8......................................................      2.0%
              Less than 9......................................................      1.0%
              Thereafter.......................................................        0%

          (2) The Company currently does not charge for processing transfers and guarantees that the first 12 transfers in a Contract year will not be subject to a transfer charge. For each subsequent transfer, the Company reserves the right to assess a charge, guaranteed never to exceed $25, to reimburse the Company for the costs of processing the transfer.

                                  TABLE II
       PERIODIC FEES AND EXPENSES OTHER THAN UNDERLYING FUND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING THE FEES AND EXPENSES OF EACH UNDERLYING FUND.


           ANNUAL CONTRACT FEE(1):.............................................................   $30

           ANNUAL VARIABLE SUB-ACCOUNT EXPENSES:
           (on an annual basis as percentage of average daily net assets)
                Mortality and Expense Risk Charge:.............................................  1.25%
                Administrative Expense Charge:.................................................  0.20%
                                                                                                 ------
                Total Annual Expenses:.........................................................  1.45%

           OPTIONAL RIDER CHARGES:
             The charge on an annual basis as a percentage of the Accumulated Value is:
                Enhanced Earnings Rider........................................................  0.25%
                Optional Minimum Guaranteed Annuity Payout (M-GAP) Rider with a ten-year waiting period(2)...................................................  0.25%
                Optional Minimum Guaranteed Annuity Payout (M-GAP) Rider with a fifteen-year waiting period(2)...............................................  0.15%


           -----------------
           (1) During the accumulation phase, the fee is deducted annually and upon surrender when Accumulated Value is less than $50,000. The fee is waived for Contracts issued to and maintained by the trustee of a 401(k) plan.

           (2) If you elected one of the M-GAP riders prior to their discontinuance on 1/31/02, 1/12th of the annual charge is deducted pro-rata on a monthly basis at the end of each month and, if applicable, at termination. For more information about the M-GAP Rider, see "APPENDIX E--DISCONTINUATION OF THE MINIMUM GUARANTEED ANNUITY PAYOUT (M-GAP) RIDER".

                                  TABLE III
           TOTAL ANNUAL OPERATING EXPENSES OF THE UNDERLYING FUNDS

TABLE III SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE UNDERLYING FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH UNDERLYING FUNDS' FEES AND EXPENSES, INCLUDING INFORMATION ABOUT ANY EXPENSE CAPS OR REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS FOR THE UNDERLYING FUNDS.


The table below shows the minimum and maximum expenses of the Funds for the year ended December 31, 2018. The levels of fees and expenses vary among the Underlying Funds, and may vary from year to year.




TOTAL ANNUAL FUND OPERATING EXPENSES                     MINIMUM                           MAXIMUM
----------------------------------------       --------------------------        ---------------------------
Expenses that are deducted from                 Annual charge of 0.47% of         Annual charge of 1.62% of
Underlying Fund assets, including               average daily net assets          average daily net assets
management fees, distribution and/or
service (12b-1) fees and other expenses.



------------------------------
The advisers and/or other service providers of certain Funds have agreed to reduce their fees and/or reimburse the Funds' expenses in order to keep the Funds' expenses below specified limits. The expenses of certain Funds are reduced by contractual fee reduction and expense reimbursement arrangements. Other Funds may have voluntary fee reduction and/or expense reimbursement arrangements, which may be guaranteed for periods of up to a year or more or which may be terminated at any time.

The Underlying Fund information is based on information provided by the Underlying Funds and is not independently verified by the Company.


EXAMPLES

THE FOLLOWING EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE CONTRACT OWNER TRANSACTION EXPENSES, CONTRACT FEES, SEPARATE ACCOUNT ANNUAL EXPENSES, AND UNDERLYING FUND FEES AND EXPENSES. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


MAXIMUM EXPENSE EXAMPLE

The following example assumes that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. The example also assumes the maximum fees and expenses of any of the Underlying Funds and assumes that these fees and expenses remain the same in each of the 1, 3, 5, and 10-year intervals. Finally, the example also assumes that you have chosen the combination of optional riders with the maximum possible charges, which are the Enhanced Earnings Rider with a charge of 0.25% annually and the Minimum Guaranteed Annuity Payout (M-GAP) Rider with a ten-year waiting period at a charge of 0.25% annually. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

(1) If, at the end of the applicable time period, you surrender your Contract or annuitize under any commutable period certain option or a noncommutable fixed period certain option of less than ten years:



                                                                 1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                                                -------  -------  -------  --------
     Fund with the maximum total operating expenses...........   $1,071  $1,697   $2,243    $3,658


(2) If you do NOT surrender your Contract or if you annuitize at the end of the applicable time period under a life option or a noncommutable fixed period certain option of ten years or longer:



                                                                 1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                                                -------  -------  -------  --------
     Fund with the maximum total operating expenses...........    $340   $1,036   $1,755    $3,658



MINIMUM EXPENSE EXAMPLE

The following example assumes that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. The example also assumes the minimum fees and expenses of any of the Underlying Funds and assumes that these fees and expenses remain the same in each of the 1, 3, 5, and 10-year intervals. It also assumes that you have not chosen any optional riders. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

(1) If, at the end of the applicable time period, you surrender your Contract or annuitize under any commutable period certain option or a noncommutable fixed period certain option of less than ten years:



                                                                1 YEAR   3 YEARS  5 YEARS  10 YEARS
                                                                -------  -------  -------  --------
     Fund with the minimum total operating expenses...........   $942    $1,307   $1,562    $2,296


(2) If you do NOT surrender your Contract or if you annuitize at the end of the applicable time period under a life option or a noncommutable fixed period certain option of ten years or longer:



                                                                1 YEAR   3 YEARS  5 YEARS  10 YEARS
                                                                -------  -------  -------  --------
     Fund with the minimum total operating expenses...........   $200     $618    $1,062    $2,296


                        SUMMARY OF CONTRACT FEATURES

This Summary does not contain all information that may be important. States may require variations to the Contract. If a state variation applies, it will appear in the Contract, an endorsement to the Contract, or a supplement to this Prospectus. Although there may be state variations to the Contract, this prospectus discloses all the material features and benefits under the Contract.


WHAT IS THE COMMONWEALTH ANNUITY ADVANTAGE VARIABLE ANNUITY?

The Commonwealth Annuity Advantage variable annuity contract or certificate ("Contract") is an insurance contract designed to help you, the Owner, accumulate assets for your retirement or other important financial goals on a tax-deferred basis. The Contract combines the concept of professional money management with the attributes of an annuity contract. Features available through the Contract include:

      - A customized investment portfolio;

      - Experienced professional investment advisers;

      - Tax deferral on earnings;

      - Guarantees that can protect your beneficiaries during the accumulation phase; and

      - Income payments that you can receive for life.


WHAT HAPPENS IN THE ACCUMULATION PHASE?

The Contract has two phases, an accumulation phase and, if you choose to annuitize, an annuity payout phase. During the accumulation phase, you may allocate payments among the combination of portfolios of securities ("Underlying Funds") (up to seventeen Sub-Accounts, in addition to the Goldman Sachs Government Money Market Fund, may be utilized at any one time) and, in most jurisdictions, the Guarantee Period Accounts and the Fixed Account (collectively "the investment options.") You select the investment options most appropriate for your investment needs. As those needs change, you may also change your allocation without incurring any tax consequences. Your Contract's Accumulated Value is based on the investment performance of the Underlying Funds and any accumulations in the Guarantee Period and Fixed Accounts. You do not pay taxes on any earnings under the Contract until you withdraw money. In addition, during the accumulation phase, your beneficiaries receive certain protections in the event of the Annuitant's death. See discussion below WHAT HAPPENS UPON DEATH DURING THE ACCUMULATION PHASE?


WHAT HAPPENS IN THE ANNUITY PAYOUT PHASE?

During the annuity payout phase, the Annuitant can receive income based on several annuity payout options. You choose the annuity payout option and the date for annuity benefit payments to begin. You also decide whether you want variable annuity benefit payments based on the investment performance of certain Underlying Funds, fixed annuity benefit payments with payment amounts guaranteed by the Company, or a combination of fixed and variable annuity benefit payments. Among the payout options available during the annuity payout phase are:

      - periodic payments for the Annuitant's lifetime;

      - periodic payments for the Annuitant's life and the life of another person selected by you;

      - periodic payments for the Annuitant's lifetime with any remaining guaranteed payments continuing to your beneficiary for ten years in the event that the Annuitant dies before the end of ten years;

      - periodic payments over a specified number of years (1 to 30)--under the fixed version of this option you may reserve the right to convert remaining payments to a lump-sum payout by electing a "commutable" option. Variable period certain options are automatically commutable.

WHO ARE THE KEY PERSONS UNDER THE CONTRACT?

The Contract is between you, (the "Owner") and us, Commonwealth Annuity and Life Insurance Company. Each Contract has an Owner (or an Owner and a Joint Owner, in which case one of the two also must be the Annuitant), an Annuitant and one or more beneficiaries. As Owner, you make payments, choose investment allocations and select the Annuitant and beneficiary. The Annuitant is the individual who receives annuity benefit payments under the Contract. The beneficiary is the person who receives any payment on the death of the Owner or Annuitant.


HOW MUCH CAN I INVEST AND HOW OFTEN?

The number and frequency of your payments are flexible, subject only to a $5000 minimum for your initial payment ($2,000 for IRAs) and a $50 minimum for any additional payments. (A lower initial payment amount may be permitted where monthly payments are being forwarded directly from a financial institution.) In addition, a minimum of $1,000 is always required to establish a Guarantee Period Account.


WHAT ARE MY INVESTMENT CHOICES?

Prior to the Annuity Date, you may allocate payments among the Sub-Accounts investing in the Underlying Funds (up to a total of seventeen at any one time in addition to the Goldman Sachs Government Money Market Fund), the Guarantee Period Accounts and the Fixed Account. Each Underlying Fund operates pursuant to different investment objectives and this range of investment options enables you to allocate your money among the Underlying Funds to meet your particular investment needs. For a more detailed description of the Underlying Funds, see INVESTMENT OBJECTIVES AND POLICIES.

Assets supporting the guarantees under the Guarantee Period Accounts are held in the Company's Separate Account GPA, a non-unitized insulated separate account, except in California where assets are held in the Company's General Account. Values and benefits calculated on the basis of Guarantee Period Account allocations, however, are obligations of the Company's General Account. Amounts allocated to a Guarantee Period Account earn a Guaranteed Interest Rate declared by the Company. The level of the Guaranteed Interest Rate depends on the number of years of the Guarantee Period selected. The Company may offer up to nine Guarantee Periods ranging from two to ten years in duration. Once declared, the Guaranteed Interest Rate will not change during the duration of the Guarantee Period. If amounts allocated to a Guarantee Period Account are transferred, surrendered or applied to any annuity option at any time other than the day following the last day of the applicable Guarantee Period, a Market Value Adjustment will apply that may increase or decrease the Account's value; however, this adjustment will never be applied against your principal. In addition, earnings in the GPA after application of the Market Value Adjustment will not be less than an effective annual rate of 3%. For more information about the Guarantee Period Accounts and the Market Value Adjustment, see GUARANTEE PERIOD ACCOUNTS.

The Fixed Account is part of the General Account, which consists of all the Company's assets other than those allocated to the Variable Account and any other separate account. Allocations to the Fixed Account are guaranteed as to principal and a minimum rate of interest. Additional excess interest may be declared periodically at the Company's discretion. Furthermore, the initial rate in effect on the date an amount is allocated to the Fixed Account is guaranteed for one year from that date. For more information about the Fixed Account see APPENDIX A--MORE INFORMATION ABOUT THE FIXED ACCOUNT.

THE FIXED ACCOUNT AND/OR THE GUARANTEE PERIOD ACCOUNTS MAY NOT BE AVAILABLE IN ALL STATES.


CAN I MAKE TRANSFERS AMONG THE INVESTMENT OPTIONS?

Yes. Prior to the Annuity Date, you may transfer among the Sub-Accounts investing in the Underlying Funds, the Guarantee Period Accounts, and the Fixed Account. You will incur no current taxes on transfers while your money remains in the Contract. The first 12 transfers in a Contract year are guaranteed to be free of a transfer charge. For each subsequent transfer in a Contract year, the Company does not currently charge but reserves the right to assess a processing charge guaranteed never to exceed $25. Transfers may be made to and among all of the available Sub-Accounts as long as no more than seventeen Sub-Accounts, in addition to the Goldman Sachs Government Money Market Fund, are utilized at any one time. See "TRANSFER PRIVILEGE" under DESCRIPTION OF THE CONTRACT.

You also may elect at no additional charge Automatic Transfers (Dollar Cost Averaging) to gradually move money to one or more of the Underlying Funds or Automatic Account Rebalancing to ensure assets remain allocated according to your designated percentage allocation mix.


WHAT IF I NEED MY MONEY BEFORE THE ANNUITY PAYOUT PHASE BEGINS?

You may surrender the Contract or make withdrawals any time before the annuity payout phase begins. Each calendar year you can take without a surrender charge the greatest of 100% of cumulative earnings, 10% of the Contract's Accumulated Value or, if you are both an Owner and the Annuitant, an amount based on your life expectancy. (Similarly, no surrender charge will apply if an amount is withdrawn based on the Annuitant's life expectancy and the Owner is a trust or other nonnatural person.) A 10% federal tax penalty may apply to amounts deemed to be income if you are under age 59 1/2. Additional amounts may be withdrawn at any time but payments that have not been invested in the Contract for more than nine years may be subject to a surrender charge. (A Market Value Adjustment may apply to any withdrawal made from a Guarantee Period Account prior to the expiration of the Guarantee Period.)

In addition, you may withdraw all or a portion of your money without a surrender charge if, after the Contract is issued and before age 65, you become disabled. Also, except in New Jersey (where not permitted by state law), you may withdraw money without surrender charge if, after the Contract is issued, you are admitted to a medical care facility or diagnosed with a fatal illness. For details and restrictions, see "Reduction or Elimination of Surrender Charge and Additional Amounts Credited" under "SURRENDER CHARGE" under DESCRIPTION OF THE CONTRACT.


WHAT HAPPENS UPON DEATH DURING THE ACCUMULATION PHASE?

If the Annuitant, Owner or Joint Owner should die before the Annuity Date, a death benefit will be paid to the beneficiary. Upon the death of the Annuitant (or an Owner who is also an Annuitant), the death benefit is equal to the GREATEST of:

      - The Accumulated Value on the Valuation Date that the Company receives the death certificate and all necessary claim paperwork, increased by any positive Market Value Adjustment;

      - Gross payments compounded daily at the effective annual yield of 5%, starting on the date each payment was applied, decreased proportionately to reflect withdrawals; or

      - The death benefit that would have been payable on the most recent Contract anniversary, increased for subsequent payments and decreased proportionately for subsequent withdrawals.

This guaranteed death benefit works in the following way assuming no withdrawals are made. On the first anniversary, the death benefit will be equal to the greater of (a) the Accumulated Value (increased by any positive Market Value Adjustment) or (b) gross payments compounded daily at the effective annual yield of 5%.

The higher of (a) or (b) will then be locked in until the second anniversary, at which time the death benefit will be equal to the greatest of:

(a) the Contract's then current Accumulated Value increased by any positive Market Value Adjustment;

(b)   gross payments compounded daily at the effective annual yield of 5%; or

(c)   the locked-in value of the death benefit at the first anniversary.

The greatest of (a), (b) or (c) will be locked in until the next Contract anniversary. This calculation will then be repeated on each anniversary while the Contract remains in force and prior to the Annuity Date. As noted above, the values of (b) and (c) will be decreased proportionately if withdrawals are taken.

At the death of an Owner who is not also the Annuitant during the accumulation phase, the death benefit will equal the Contract's Accumulated Value on the Valuation Date that the Company receives the death certificate and all necessary paperwork, increased by any positive Market Value Adjustment.

If the Annuitant dies after the Annuity Date but before all guaranteed annuity benefit payments have been made, the remaining payments will be paid to the beneficiary at least as rapidly as under the annuity option in effect. See "DEATH BENEFIT" under DESCRIPTION OF THE CONTRACT.

In addition, if you elected the optional Enhanced Earnings Rider at issue, additional amounts may be payable to your beneficiary if the Annuitant dies prior to the Annuity Date. For a detailed discussion of the benefits under the Enhanced Earnings Rider, see OPTIONAL ENHANCED EARNINGS RIDER" under DESCRIPTION OF THE CONTRACT.


WHAT CHARGES WILL I INCUR UNDER MY CONTRACT?

If the Accumulated Value on a Contract anniversary or at surrender is less than $50,000, the Company will deduct a $30 Contract fee from the Contract. The Contract fee is currently waived for a Contract issued to and maintained by a trustee of a 401(k) plan.

Should you decide to surrender the Contract, make withdrawals, or receive payments under certain annuity options, you may be subject to a surrender charge. If applicable, this charge will be between 1% and 8% of payments withdrawn, based on when the payments were originally made.

Depending upon the state in which you live, a deduction for state and/or local premium taxes may be made as described in "PREMIUM TAXES" under CHARGES AND DEDUCTIONS.

The Company will deduct, on a daily basis, an annual mortality and expense risk charge and administrative expense charge equal to 1.25% and 0.20%, respectively, of the average daily net assets invested in each. The Funds will incur certain management fees and expenses which are described in the prospectuses of the Underlying Funds, which accompany this Prospectus. These charges vary among the Underlying Funds and may change from year to year.

If you elected the optional Enhanced Earnings Rider at issue, a separate monthly charge is deducted from the Contract's Accumulated Value, see "OPTIONAL RIDER CHARGES" under CHARGES AND DEDUCTIONS.


CAN I EXAMINE THE CONTRACT?

Yes. Your Contract will be delivered to you after your purchase. If you return the Contract to the Company within ten days of receipt, the Contract will be canceled. (There may be a longer period in certain states; see the "Right to Examine" provision on the cover of your Contract.) If you cancel the Contract, you will receive a refund of any amounts allocated to the Fixed and Guarantee Period Accounts and the Accumulated Value of any amounts allocated to the Sub-Accounts (plus any fees or charges that may have been deducted.) However, if state law requires or if the Contract was issued as an Individual Retirement Annuity ("IRA"), you will receive the greater of the amount described above or your entire payment. See "RIGHT TO CANCEL INDIVIDUAL RETIREMENT ANNUITY" and "RIGHT TO CANCEL ALL OTHER CONTRACTS" under DESCRIPTION OF THE CONTRACT.

CAN I MAKE FUTURE CHANGES UNDER MY CONTRACT?

You can make several changes after receiving your Contract:

      - You may assign your ownership to someone else, except under certain qualified plans.

      - You may change the beneficiary, unless you have designated a beneficiary irrevocably.

      - You may change your allocation of payments.

      - You may make transfers of accumulated value among your current investments without any tax consequences.

      - You may cancel the Contract within ten days of delivery (or longer if required by state law).

              DESCRIPTION OF THE COMPANY, THE VARIABLE ACCOUNT
                          AND THE UNDERLYING FUNDS

THE COMPANY.    Unless otherwise specified, any reference to the "Company"
refers to Commonwealth Annuity and Life Insurance Company ("Commonwealth Annuity"). The Company's Principal Office is located at 20 Guest Street, Brighton, MA 02135, Telephone 508-460-2400.

The Company is a life insurance company organized under the laws of Delaware in July 1974. Effective December 31, 2002, the Company became a Massachusetts domiciled insurance company. Prior to December 30, 2005, the Company was an indirect wholly-owned subsidiary of The Hanover Insurance Group ("THG"). On that date, THG completed the closing of the sale of the Company to The Goldman Sachs Group, Inc. ("Goldman Sachs"). Effective September 1, 2006, the Company changed its name from Allmerica Financial Life Insurance and Annuity Company to Commonwealth Annuity and Life Insurance Company. Effective April 30, 2013, Goldman Sachs completed the transfer of the common stock of the Company to Global Atlantic (Fin) Company, which is a wholly-owned indirect subsidiary of Global Atlantic Financial Group Limited.

The Company also originates assets through reinsurance transactions. The Company provides reinsurance solutions to meet the strategic, risk management and capital goals of retirement and life insurance companies. In order to generate reinsurance opportunities, employees supporting this origination channel target over 50 retirement and life insurance companies that management believes may seek to transact in the reinsurance market.

The Company is subject to the laws of the state of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, it is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate.

The Company has primary responsibility for all administration of the Contracts and the Separate Account. The Company has entered into an administrative services agreement with se(2), LLC ("se(2)"), 5801 SW 6th Avenue, Topeka, KS, 66636, whereby se(2) provides certain business process outsourcing services with respect to the Contracts. se(2) may engage other service providers to provide certain administrative functions. These service providers may change over time, and as of December 31, 2017, consisted of the following: Donnelley Financial Solutions, Inc. (compliance mailing and printing) located at 111 South Wacker Drive, Chicago, IL 60606; DST Systems, Inc. (FANmail/Vision, positions, prices) located at 333 West 11 Street, 5th Floor, Kansas City, MO 64105; Iron Mountain Information Management, LLC (file storage and document destruction) located at 11741 Missouri Bottom Road, Hazelwood, MO 63042; NTT DATA, Inc. (administrative services) located at 100 City Square, Boston, MA 02129; Records Center of Topeka, a division of Underground Vaults & Storage, Inc. (back up tapes storage) located at 1540 N.W. Gage Boulevard, No. 6, Topeka, KS 66618; SOVOS Compliance (withholding calculations and tax statement mailing) located at 3650 Annapolis Lane, Suite 190, Plymouth, MN 55447; TierPoint, LLC (back-up printing and disaster recovery) located at 9394 West Dodge Road, Suite 100, Omaha, NE 68114; Venio LLC, d/b/a Keane (lost shareholder searches) located at PO Box 1508, Southeastern, PA 19399-1508; and Veritas Documents Solutions, LLC (compliance mailing) located at 913 Commerce Ct., Buffalo Grove, IL 60089.

In addition to se(2), the Company also directly retains Merrill Corporation (regulatory filings, policy print and mailing) located at One Merrill Circle, St. Paul, MN 55108 and Donnelley Financial Solutions, Inc. (compliance mailing and printing) located at 111 South Wacker Drive, Chicago, IL 60606.


THE VARIABLE ACCOUNT.    The Company maintains a separate account called
Separate Account VA-K (the "Variable Account"). The Variable Account of Commonwealth Annuity was authorized by vote of the Board of Directors of the Company on November 1, 1990. Each Variable Account is registered with the SEC as a unit investment trust under the 1940 Act. This registration does not involve the supervision or management of investment practices or policies of the Variable Account or the Company by the SEC.

Separate Account VA-K is a separate investment account of the Company. The assets used to fund the variable portions of the Contracts are set aside in the Sub-Accounts of the Variable Account, and are kept separate and apart from the general assets of the Company. Each Sub-Account is administered and accounted for as part of the general business of the Company, but the income, capital gains, or capital losses of each Sub-Account are allocated to such Sub-Account, without regard to other income, capital gains, or capital losses of the Company. Obligations under the Contracts are obligations of the Company. Under Massachusetts law, the assets of the Variable Account may not be charged with any liabilities arising out of any other business of the Company. Subject to the provisions of the Contract, units of the Sub-Accounts are offered on a continuous basis.

The Company reserves the right, subject to compliance with applicable law, to change the names of the Variable Account and the Sub-Accounts. The Company also offers other variable annuity contracts investing in the Variable Account which are not discussed in this Prospectus. In addition the Variable Account may invest in other underlying funds which are not available to the Contracts described in this Prospectus.

UNDERLYING FUNDS.    Each Sub-Account invests in a corresponding investment
portfolio ("Underlying Fund") of an open-end management investment company. The Underlying Funds available through this policy are NOT publicly traded. They are only available as variable investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

The investment advisers of the Underlying Funds may manage publicly traded mutual funds with similar names and objectives. However, the Underlying Funds are NOT directly related to any publicly traded mutual fund. Consequently, the investment performance of the Underlying Funds and any similarly named publicly traded mutual fund may differ substantially.

A summary of investment objectives of each of the Underlying Funds is set forth below. Certain Underlying Funds have similar investment objectives and/or policies. Therefore, to choose the Sub-Accounts which best meet your needs and objectives, carefully read the Underlying Fund prospectuses along with this Prospectus. There can be no assurance that the investment objectives of the Underlying Funds can be achieved. In some states, insurance regulations may restrict the availability of particular Funds.

                     INVESTMENT OBJECTIVES AND POLICIES

A summary of investment objectives of each of the Underlying Funds is set forth below. MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES, RESTRICTIONS AND RISKS, EXPENSES PAID BY THE UNDERLYING FUNDS AND OTHER RELEVANT INFORMATION REGARDING THE FUNDS MAY BE FOUND IN THEIR RESPECTIVE PROSPECTUSES, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING. THE PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION OF THE UNDERLYING FUNDS ARE AVAILABLE FROM THE SERVICE OFFICE UPON REQUEST.

There can be no assurance that the investment objectives of the Underlying Funds can be achieved or that the value of the Contract will equal or exceed the aggregate amount of the purchase payments made under the Contract. Sub-Account values will fluctuate; even a Sub-Account investing in a money market fund may have negative returns, particularly if fees and charges are deducted at the Sub-Account level.


                                            INVESTMENT                          INVESTMENT
FUNDING OPTION                           OBJECTIVE SUMMARY                  ADVISER/SUB-ADVISER
----------------------------------  --------------------------  ------------------------------------------

AIM VARIABLE INSURANCE FUNDS
   (INVESCO VARIABLE INSURANCE FUNDS)
Invesco V.I. Health Care Fund       Seeks long-term growth of   Invesco Advisers, Inc.
                                    capital.


EATON VANCE VARIABLE TRUST
Eaton Vance VT Floating-Rate        Seeks to provide a high     Eaton Vance Management
   Income Fund--Initial Class       level of current income.


FORETHOUGHT VARIABLE INSURANCE TRUST
Global Atlantic BlackRock           Seeks to provide total      Global Atlantic Investment Advisors,
   Allocation Portfolio--Class I    return.                     LLC; Sub-advised by BlackRock
                                                                Investment Management, LLC.

Global Atlantic BlackRock           Seeks to provide long-      Global Atlantic Investment Advisors,
   Disciplined Core                 term capital appreciation.  LLC; Sub-advised by BlackRock
   Portfolio--Class I                                           Investment Management, LLC

Global Atlantic BlackRock           Seeks to provide long-      Global Atlantic Investment Advisors,
   Disciplined International Core   term capital appreciation.  LLC; Sub-advised by BlackRock
   Portfolio--Class I                                           Investment Management, LLC.

Global Atlantic BlackRock           Seeks to provide long-      Global Atlantic Investment Advisors,
   Disciplined Mid Cap Growth       term capital appreciation.  LLC; Sub-advised by BlackRock
   Portfolio--Class I                                           Investment Management, LLC.

Global Atlantic BlackRock           Seeks to provide long-      Global Atlantic Investment Advisors,
   Disciplined Small Cap            term capital appreciation.  LLC; Sub-advised by BlackRock
   Portfolio--Class II                                          Investment Management, LLC.

Global Atlantic BlackRock           Seeks to provide long-      Global Atlantic Investment Advisors,
   Disciplined Value                term capital appreciation.  LLC; Sub-advised by BlackRock
   Portfolio--Class I                                           Investment Management, LLC.

Global Atlantic BlackRock           Seeks to provide long-      Global Atlantic Investment Advisors,
   Disciplined U.S. Core            term capital appreciation.  LLC; Sub-advised by BlackRock
   Portfolio--Class II                                          Investment Management, LLC.

Global Atlantic BlackRock High      Seeks to provide total      Global Atlantic Investment Advisors,
   Yield Portfolio--Class I         return.                     LLC; Sub-advised by BlackRock
                                                                Investment Management, LLC.


                                           INVESTMENT                          INVESTMENT
FUNDING OPTION                          OBJECTIVE SUMMARY                  ADVISER/SUB-ADVISER
---------------------------------  ---------------------------  ----------------------------------------
Global Atlantic Goldman Sachs      Seeks to provide total       Global Atlantic Investment Advisors,
   Core Fixed Income               return consisting of         LLC; Sub-advised by Goldman Sachs
   Portfolio--Class I              capital appreciation and     Asset Management, LLC.
                                   income.

Global Atlantic Goldman Sachs      Seeks to provide long-       Global Atlantic Investment Advisors,
   Global Equity Insights          term capital appreciation.   LLC; Sub-advised by Goldman Sachs
   Portfolio--Class II                                          Asset Management, LLC.

Global Atlantic Goldman Sachs      Seeks to provide long-       Global Atlantic Investment Advisors,
   Large Cap Growth Insights       term capital appreciation.   LLC; Sub-advised by Goldman Sachs
   Portfolio--Class I                                           Asset Management, LLC.

Global Atlantic Goldman Sachs      Seeks to provide long-       Global Atlantic Investment Advisors,
   Mid Cap Value Insights          term capital appreciation.   LLC; Sub-advised by Goldman Sachs
   Portfolio--Class II                                          Asset Management, LLC.


GOLDMAN SACHS VARIABLE INSURANCE TRUST
Goldman Sachs Equity Index         Seeks to achieve             Goldman Sachs Asset Management, L.P.
   Fund--Service Shares            investment results that      Sub-advised by SSgA Funds
                                   correspond to the            Management, Inc.
                                   aggregate price and yield
                                   performance of the
                                   benchmark index that
                                   measures the investment
                                   returns of large
                                   capitalization stocks.

Goldman Sachs Global Trends        Seeks total return while     Goldman Sachs Asset Management, L.P.
   Allocation Fund--Service        seeking to provide
   Shares                          volatility management.

Goldman Sachs Government           Seeks to maximize current    Goldman Sachs Asset Management, L.P.
   Money Market Fund--Service      income to the extent
   Shares                          consistent with the
                                   preservation of capital
                                   and the maintenance of
                                   liquidity by investing
                                   exclusively in high quality
                                   money market
                                   instruments.

Goldman Sachs High Quality         Seeks to provide a high      Goldman Sachs Asset Management, L.P.
   Floating Rate Fund--Service     level of current income,
   Shares                          consistent with low
                                   volatility of principal.


MFS(R) VARIABLE INSURANCE TRUST
MFS(R) Utilities Series--Service   Seeks total return.          MFS(R) Investment Management
   Class


                                             INVESTMENT                          INVESTMENT
FUNDING OPTION                            OBJECTIVE SUMMARY                  ADVISER/SUB-ADVISER
-----------------------------------  ---------------------------  -----------------------------------------

OPPENHEIMER VARIABLE ACCOUNT FUNDS
Oppenheimer Conservative             Seeks total return.          OFI Global Asset Management Inc.
   Balanced Fund/VA--Service                                      Sub-advised by OppenheimerFunds, Inc.
   Shares(1)

Oppenheimer Global Strategic         Seeks total return.          OFI Global Asset Management Inc.
   Income Fund/VA--Service                                        Sub-advised by OppenheimerFunds, Inc.
   Shares(2)


PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT       Seek long-term growth of     Amundi Pioneer Management, Inc.
   Portfolio--Class II               capital. Current income is
                                     a secondary objective.




-----------------------------
(1) On or about the close of business on May 24, 2019, the Oppenheimer Conservative Balanced Fund/VA will merge into the Invesco Oppenheimer V.I. Conservative Balanced Fund.



(2) On or about the close of business on May 24, 2019, the Oppenheimer Global Strategic Income Fund/VA will merge into the Invesco Oppenheimer V.I. Global Strategic Income Fund.


PLEASE NOTE THAT THERE CAN BE NO ASSURANCE THAT ANY MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE PER SHARE. DURING EXTENDED PERIODS OF LOW INTEREST RATES, AND DUE IN PART TO CONTRACT FEES AND EXPENSES, THE YIELDS OF ANY SUBACCOUNT INVESTING IN A MONEY MARKET FUND MAY ALSO BECOME EXTREMELY LOW AND POSSIBLY NEGATIVE. If, pursuant to SEC rules, the Goldman Sachs Government Money Market Fund suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from the Goldman Sachs Government Money Market Sub-Account until the Fund is liquidated.

CERTAIN UNDERLYING FUNDS HAVE INVESTMENT OBJECTIVES AND/OR POLICIES SIMILAR TO THOSE OF OTHER UNDERLYING FUNDS. THEREFORE, TO CHOOSE SUB-ACCOUNTS WHICH BEST MEET INDIVIDUAL NEEDS AND OBJECTIVES, CAREFULLY READ THE UNDERLYING FUND PROSPECTUSES.

If there is a material change in the investment policy of a Sub-Account or the Fund in which it invests, the Owner will be notified of the change. If the Owner has Accumulated Value allocated to that Fund, he or she may have the Accumulated Value reallocated without charge to another Fund or to the Fixed Account, where available, on written request received by the Company within sixty (60) days of the later of (1) the effective date of such change in the investment policy, or (2) the receipt of the notice of the Owner's right to transfer.

                           PERFORMANCE INFORMATION

The Contract was first offered to the public by Commonwealth Annuity and Life Insurance Company in 1996. The Company, however, may advertise "total return" and "average annual total return" performance information based on (1) the periods that the Sub-Accounts have been in existence and (2) the periods that the Underlying Funds have been in existence. Both the total return and yield figures are based on historical earnings and are not intended to indicate future performance. Performance tables are included in the SAI.

The total return of a Sub-Account refers to the total of the income generated by an investment in the Sub-Account and of the changes in the value of the principal (due to realized and unrealized capital gains or losses) for a specified period, reduced by Variable Account charges, and expressed as a percentage.

The average annual total return represents the average annual percentage change in the value of an investment in the Sub-Account over a given period of time. It represents averaged figures as opposed to the actual performance of a Sub-Account, which will vary from year to year.

The yield of the Sub-Account investing in the Goldman Sachs Government Money Market Fund refers to the income generated by an investment in the Sub-Account over a seven-day period (which period will be specified in the advertisement). This income is then "annualized" by assuming that the income generated in the specific week is generated over a 52-week period. This annualized yield is shown as a percentage of the investment. The "effective yield" calculation is similar but, when annualized, the income earned by an investment in the Sub-Account is assumed to be reinvested. Thus the effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The yield of a Sub-Account investing in a Fund other than the Goldman Sachs Government Money Market Fund refers to the annualized income generated by an investment in the Sub-Account over a specified 30-day or one-month period. The yield is calculated by assuming that the income generated by the investment during that 30-day or one-month period is generated each period over a 12-month period and is shown as a percentage of the investment.

PERFORMANCE INFORMATION FOR ANY SUB-ACCOUNT REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT IN THE SUB-ACCOUNT DURING THE TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED AS WELL AS CONTRACT LEVEL CHARGES (IF ANY) AND WITHDRAWAL CHARGES (FOR MORE INFORMATION, SEE THE SAI). PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES AND RISK CHARACTERISTICS OF THE UNDERLYING FUND IN WHICH THE SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

Performance information for a Sub-Account may be compared in reports and promotional literature to:

(1) the Standard & Poor's 500 Composite Stock Price Index (S&P 500), Dow Jones Industrial Average (DJIA), Shearson Lehman Aggregate Bond Index or other unmanaged indices, so that investors may compare the Sub-Account results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; or

(2) other groups of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment products by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons, who rank such investment products on overall performance or other criteria; or

(3) the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment in the Sub-Account. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses. In addition, relevant broad-based indices and performance from independent sources may be used to illustrate the performance of certain Contract features.



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
At times, the Company may also advertise the ratings and other information assigned to it by independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Service ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P") and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of the Company's relative financial strength and operating performance in comparison to the norms of the life/health insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues and do not measure the ability of such companies to meet other non-policy obligations. The ratings also do not relate to the performance of the Underlying Funds.





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

                         DESCRIPTION OF THE CONTRACT

As of the date of this Prospectus, the Company has ceased issuing new Contracts except in connection with certain pre-existing contractual plans and programs. References to issue requirements and initial payments are included as information regarding general Company procedures. This Prospectus provides only a very brief overview of the more significant aspects of the Policy and of the Company's administrative procedures for the benefit of the Company's current Owners.


DISRUPTIVE TRADING

This Contract is not designed for use by individuals, professional market timing organizations, or other entities that engage in short-term trading, frequent transfers, programmed transfers or transfers that are large in relation to the total assets of an Underlying Fund (collectively, "Disruptive Trading"). These activities may require the Underlying Fund to maintain undesirable large cash positions or frequently buy or sell portfolio securities. Such transfers may dilute the value of the Underlying Fund's shares, interfere with the efficient management of the Underlying Fund's portfolio, and increase brokerage and administrative costs of the Underlying Funds. As a result, Disruptive Trading may adversely affect an Underlying Fund's ability to invest effectively in accordance with its investment objectives and policies, and may harm other Contract Owners.

In order to protect our Contract Owners and the Underlying Funds from potentially harmful trading activity, we utilize certain policies and procedures that are designed to detect and prevent disruptive trading among the Underlying Funds (the "Disruptive Trading Procedures"). Our Disruptive Trading Procedures consider certain factors in order to identify Disruptive Trading activity, including the following:

      - the number of transfers made over a period of time;

      - the length of time between transfers;

      - whether the transfers follow a pattern that appears to be designed to take advantage of short term market fluctuations, particularly within certain Underlying Funds;

      - the dollar amount(s) requested for transfers; and

      - whether the transfers are part of a group of transfers made by a third party on behalf of several individual Contract Owners; and

      - the investment objectives and/or size of the Underlying Funds.

We may increase our monitoring of Contract Owners who engage in what we perceive to be disruptive trading, including investigating the transfer patterns within multiple contracts owned by the same Contract Owners. We may also investigate any patterns of disruptive trading identified by the Underlying Funds that may not have been captured by our Disruptive Trading Procedures.

Our Disruptive Trading Procedures may vary from Sub-account to Sub-account. The Disruptive Trading Procedures limit the number of transfers a Contract Owner may make during a given period, limit the number of times a Contract Owner may transfer into particular funds during a given period, and place restrictions as to the time and means of transfers (for example, transfer instructions are required by a certain daily time cutoff), among other things. Subject to the terms of the Contract, the Company reserves the right to impose, without prior notice, additional or alternate restrictions on allocations and transfers that it determines, in its sole discretion, will disadvantage or potentially hurt the rights or interests of other Contract Owners or other holders of the Underlying Funds.

Some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from the Company if, in the judgment of the Underlying Fund's investment adviser, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. If an Underlying Fund refuses a transfer


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
request from the Company, the Company may not be able to effect certain allocations or transfers that a Contract Owner has requested. In the future, some Underlying Funds may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the Underlying Funds.

We will apply our Disruptive Trading Procedures consistently without special arrangement, waiver, or exception. However, the Company's ability to detect and deter Disruptive Trading and to consistently apply the Disruptive Trading Procedures may be limited by operational systems and technological limitations. Contract Owners seeking to engage in such transfer activities may employ a variety of strategies to avoid detection. Because identifying Disruptive Trading involves judgments that are inherently subjective, the Company cannot provide assurances that its Disruptive Trading Procedures will detect every Contract Owner who engages in disruptive trading. In addition, the terms of some contracts previously issued by the Company, historical practices or actions, litigation, or certain regulatory restrictions may limit the Company's ability to apply transfer or other restrictions.

If we are unable to detect Disruptive Trading or are unable to restrict Disruptive Trading because of contract provisions or other reasons, you may experience dilution in the value of your Underlying Fund shares. There may be increased brokerage and administrative costs within the Underlying Funds, which may result in lower long-term returns for your investments. Additionally, because other insurance companies and/or retirement plans may invest in the Underlying Funds, we cannot guarantee that the Underlying Funds will not suffer harm from disruptive trading within the variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

Under rules recently adopted by the Securities and Exchange Commission, effective April 16, 2007, we will be required to: (1) enter into a written agreement with each Underlying Fund or its principal underwriter that will obligate us to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Contract Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the frequent trading policies established by the Underlying Fund.


PAYMENTS

The Company issues a Contract when its underwriting requirements, which include receipt of the initial payment and allocation instructions by the Company at its Service Office, are met. These requirements also may include the proper completion of an application; however, where permitted, the Company may issue a Contract without completion of an application and/or signature for certain classes of annuity Contracts. If all issue requirements are not completed within five business days of the Company's receipt of the initial payment, the payment will be returned immediately unless the applicant authorizes the Company to retain it pending completion of all issue requirements. The Company reserves the right to reject an application or request to issue a Contract. Any such rejection will not discriminate unfairly among purchasers.

Payments may be made to the Contract at any time prior to the Annuity Date or prior to payment of a death benefit, subject to certain minimums:

     - Currently, the initial payment must be at least $5000 ($2,000 for IRAs). A lower minimum amount may be permitted if monthly automatic payments are being forwarded directly from a financial institution.

     -  Each subsequent payment must be at least $50.

     - The minimum allocation to a Guarantee Period Account is $1,000. If less than $1,000 is allocated to a Guarantee Period Account, the Company reserves the right to apply that amount to the Goldman Sachs Government Money Market Fund.



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
Payments are to be made payable to the Company. A net payment is equal to the payment received less the amount of any applicable premium tax. The initial net payment is credited to the Contract and allocated among the requested investment options as of the date that all issue requirements are met. To the extent permitted by law, however, if the Contract is issued as an IRA or is issued in certain states, any portion of the initial net payment and additional net payments received during the Contract's first 15 days measured from the issue date, allocated to any Sub-Account and/or any Guarantee Period Account, will be held in the Sub-Account investing in the Goldman Sachs Government Money Market Fund until the end of the 15-day period. Thereafter, these amounts will be allocated as requested.

Generally, unless otherwise requested, all subsequent payments will be allocated among the investment options in the same proportion that the initial net payment is allocated or, if subsequently changed, according to the most recent allocation instructions. Subsequent payments will be credited as of the Valuation Date received at the Service Office on the basis of accumulation unit value next determined after receipt. Prior to the Annuity Date, you may utilize up to seventeen variable Sub-Accounts at any one time, in addition to the Sub-Account investing in the Goldman Sachs Government Money Market Fund.


RIGHT TO CANCEL INDIVIDUAL RETIREMENT ANNUITY

An individual purchasing a Contract intended to qualify as an IRA may cancel the Contract at any time within ten days after receipt of the Contract and receive a refund. In order to cancel the Contract, the Owner must mail or deliver the Contract to the agent through whom the Contract was purchased, to the Service Office at Service Office, se(2), Inc., an affiliate of Security Benefit Life Insurance Company, located at One Security Benefit Place, Topeka, KS 66675, Telephone 1-800-533-7881, or to an authorized representative. Mailing or delivery must occur within ten days after receipt of the Contract for cancellation to be effective.

Within seven days, the Company will provide a refund equal to the gross payment(s) received. In some states, however, the refund may equal the greater of (1) gross payments, or (2) gross payments allocated to the Fixed Account and the Guarantee Period Accounts plus the Accumulated Value of any amounts allocated to the Variable Account plus any amounts deducted under the Contract or by the Underlying Funds for taxes, charges or fees. At the time the Contract is issued, the "Right to Examine" provision on the cover of the Contract will specifically indicate whether the refund will be equal to gross payments or equal to the greater of (a) or (b) as set forth above.

The liability of the Variable Account under this provision is limited to the Owner's Accumulated Value in the Sub-Accounts on the date of cancellation. Any additional amounts refunded to the Owner will be paid by the Company.


RIGHT TO CANCEL ALL OTHER CONTRACTS

An Owner may cancel the Contract at any time within ten days after receipt of the Contract (or longer if required by state law) and receive a refund. In most states, the Company will pay the Owner an amount equal to the sum of (1) the difference between the payment received, including fees, and any amount allocated to the Variable Account, and (2) the Accumulated Value of amounts allocated to the Variable Account as of the date the request is received. If the Contract was purchased as an IRA or issued in a state that requires a full refund of the initial payment(s), the IRA cancellation right described above will be used. At the time the Contract is issued, the "Right to Examine" provision on the cover of the Contract will specifically indicate what the refund will be and the time period allowed to exercise the right to cancel.


TELEPHONE TRANSACTIONS PRIVILEGE

Subject to state law, you, or anyone you authorize, may initiate transactions over the telephone, unless you notify the Company of your election not to have this privilege. The policy of the Company and its agents and affiliates is that it will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, the Company may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among other things, requiring some form of personal identification prior to acting upon instructions received by telephone. All telephone instructions are tape-recorded. The Company reserves the right to modify or discontinue this privilege at any time without prior notice.

The Company cannot guarantee that you, or any other person you authorize, will always be able to reach us to complete a telephone transaction. Under these circumstances, you should submit your request in writing or other form acceptable to us.


TRANSFER PRIVILEGE

At any time prior to the Annuity Date and subject to the Disruptive Trading limitations described above under DESCRIPTION OF THE CONTRACT, an Owner may transfer amounts among investment options upon written or, in most jurisdictions, telephone request to the Company. Transfers may be made to or among all of the available Sub-Accounts as long as no more than seventeen Sub-Accounts (in addition to the Sub-Account investing in the Goldman Sachs Government Money Market Account) are utilized at any one time. Transfer values will be based on the Accumulated Value next computed after receipt of the transfer request.

Transfers to a Guarantee Period Account must be at least $1,000. If the amount to be transferred to a Guarantee Period Account is less than $1,000, the Company may transfer that amount to the Sub-Account investing in the Goldman Sachs Government Money Market Fund. Transfers from a Guarantee Period Account prior to the expiration of the Guarantee Period will be subject to a Market Value Adjustment.

If the Owner requests a transfer of an amount from a Sub-Account that is higher than the amount in the Sub-Account on the Valuation Date (for example, if a request is made to transfer $100 from a Sub-Account but the Accumulated Value in the Sub-Account on the Valuation Date is only $98), the Company will transfer all of the Accumulated Value in the Sub-Account.

The first 12 transfers in a Contract year are guaranteed to be free of any transfer charge. The Company does not currently charge for additional transfers but reserves the right to assess a charge, guaranteed never to exceed $25, to reimburse it for the expense of processing these additional transfers. If you authorize periodic transfers under an Automatic Transfer option (Dollar Cost Averaging) or Automatic Account Rebalancing option, the first automatic transfer or rebalancing under a request counts as one transfer for purposes of the 12 transfers guaranteed to be free of a transfer charge in each Contract year. Each subsequent transfer or rebalancing under that request in the same or a subsequent Contract year is without charge and does not reduce the remaining number of transfers which may be made free of charge.

To the extent permitted by law, the Company reserves the right, from time to time, to credit an enhanced interest rate to an initial and/or subsequent payment made to the Fixed Account when it is being used as the source account from which to process automatic transfers. For more information see ENHANCED AUTOMATIC TRANSFER (DOLLAR COST AVERAGING) PROGRAM in the SAI.


AUTOMATIC TRANSFERS AND AUTOMATIC ACCOUNT REBALANCING OPTIONS.

AUTOMATIC TRANSFERS (DOLLAR COST AVERAGING) OPTION.    The Owner may elect
automatic transfers of a predetermined dollar amount, not less than $100, on a periodic basis (monthly, bi-monthly, quarterly, semi-annually or annually) from either the Fixed Account, the Sub-Account investing in the Goldman Sachs Government Money Market Fund or the Sub-Account investing in the Goldman Sachs Government Income Fund (the "source accounts") to one or more available Sub-Accounts. Automatic transfers may not be made into the Fixed Account, the Guarantee Period Accounts or, if applicable, the Underlying Fund being used as the source account. If an automatic transfer would reduce the balance in the source account to less than $100, the entire balance will be transferred proportionately to the chosen Sub-Accounts.



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
Automatic transfers will continue until the amount in the source account on a transfer date is zero or the Owner's request to terminate the option is received by the Company. If additional amounts are allocated to the source account after its balance has fallen to zero, this option will not restart automatically, and the Owner must provide a new request to the Company.

AUTOMATIC ACCOUNT REBALANCING OPTION.    The Owner may request automatic
rebalancing of Sub-Account allocations on a monthly, quarterly, semi-annual or annual basis in accordance with percentage allocations specified by the Owner. As frequently as specified by the Owner, the Company will review the percentage allocations in the Funds and, if necessary, transfer amounts to ensure conformity with the designated percentage allocation mix. If the amount necessary to re-establish the mix on any scheduled date is less than $100, no transfer will be made. Automatic Account Rebalancing will continue until the Owner's request to terminate or change the option is received by the Company. As such, subsequent payments allocated in a manner different from the percentage allocation mix in effect on the date the payment is received will be allocated in accordance with the existing mix on the next scheduled date unless the Owner's timely request to change the allocation mix is received by the Company.

LIMITATIONS.    The Company reserves the right to limit the number of
Sub-Accounts that may be used for automatic transfers and rebalancing, and to discontinue either option upon advance written notice. Currently, Dollar Cost Averaging and Automatic Account Rebalancing may not be in effect simultaneously. Either option may be elected at no additional charge when the Contract is purchased or at a later date.


SURRENDER

At any time prior to the Annuity Date, the Owner may surrender the Contract and receive its Surrender Value, less any tax withholding. The request for surrender must be made on Company forms. You may obtain Company forms by calling 1-800-533-7881.

The Owner must return the Contract and a signed, written request for surrender on a Company surrender form to the Service Office. The Surrender Value will be calculated based on the Contract's Accumulated Value as of the Valuation Date on which the request and the Contract are received at the Service Office.

Before the Annuity Date, a surrender charge may be deducted when a Contract is surrendered if payments have been credited to the Contract during the last nine full Contract years. See CHARGES AND DEDUCTIONS. The Contract fee will be deducted upon surrender of the Contract.

After the Annuity Date, only Contracts annuitized under a commutable period certain option may be surrendered. The amount payable is the commuted value of any unpaid installments, computed on the basis of the assumed interest rate incorporated in such annuity benefit payments. No surrender charge is imposed after the Annuity Date.

Any amount surrendered is normally payable within seven days following the Company's receipt of the surrender request. The Company reserves the right to defer surrenders and withdrawals of amounts in each Sub-Account in any period during which (1) trading on the New York Stock Exchange is restricted as determined by the SEC or such Exchange is closed for other than weekends and holidays, (2) the SEC has, by order, permitted such suspension, or (3) an emergency, as determined by the SEC, exists such that disposal of portfolio securities or valuation of assets of a separate account is not reasonably practicable.

The Company reserves the right to defer surrenders and withdrawals of amounts allocated to the Company's Fixed Account and Guarantee Period Accounts for a period not to exceed six months.

The surrender rights of Owners who are participants under Section 403(b) plans or who are participants in the Texas Optional Retirement Program ("Texas ORP") are restricted. Pursuant to new tax regulations, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that withdrawals, transfers or surrenders you request from a 403(b) Contract comply with applicable tax requirements before we process your request.



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
For important tax consequences, generally which may result from surrender, see FEDERAL TAX CONSIDERATIONS.


WITHDRAWALS

At any time prior to the Annuity Date, the Owner may withdraw a portion of the Accumulated Value of his or her Contract, subject to the limits stated below. The request for withdrawal must be made on Company forms. You may obtain Company forms by calling 1-800-533-7881. You may also obtain a Company withdrawal form at our Company web site, https://cwannuity.se2.com.

The Owner must submit to the Service Office a signed, written request for withdrawal on a Company withdrawal form. The written request must indicate the dollar amount the Owner wishes to receive and the investment options from which such amount is to be withdrawn. Each withdrawal must be in a minimum amount of $100.

The amount withdrawn equals the amount requested by the Owner plus any applicable surrender charge, as described under CHARGES AND DEDUCTIONS. In addition, amounts withdrawn from a Guarantee Period Account prior to the end of the applicable Guarantee Period will be subject to a Market Value Adjustment, as described under GUARANTEE PERIOD ACCOUNTS.

Where allocations have been made to more than one investment option, a percentage of the withdrawal may be allocated to each such option. A withdrawal from a Sub-Account will result in cancellation of a number of units equivalent in value to the amount withdrawn, computed as of the Valuation Date that the request is received at the Service Office.

Withdrawals will be paid in accordance with the time limitations described under "SURRENDER" above.

For important tax consequences which may result from withdrawals, see FEDERAL TAX CONSIDERATIONS.

SYSTEMATIC WITHDRAWALS.    The Owner may elect an automatic schedule of
withdrawals (systematic withdrawals) from amounts in the Sub-Accounts and/or the Fixed Account on a monthly, bi-monthly, quarterly, semi-annual or annual basis. Systematic withdrawals from Guarantee Period Accounts are not available. The minimum amount of each automatic withdrawal is $100, and will be subject to any applicable withdrawal charges.

If elected at the time of purchase, the Owner must designate in writing the specific dollar amount of each withdrawal and the percentage of this amount which should be taken from each designated Sub-Account and/or the Fixed Account. Systematic withdrawals then will begin on the date indicated on the application. If elected after the issue date, the Owner may specify in writing a specific dollar amount and the percentage of this amount to be taken from each designated Sub-Account and/or the Fixed Account, or the Owner may elect to withdraw a specific percentage of the Accumulated Value calculated as of the withdrawal dates, and may designate the percentage of this amount which should be taken from each account. The first withdrawal will take place on the date the written request is received at the Service Office or, if later, on a date specified by the Owner.

If a withdrawal would cause the remaining Accumulated Value to be less than $1,000, systematic withdrawals may be discontinued. Systematic withdrawals will cease automatically on the Annuity Date. The Owner may change or terminate systematic withdrawals only by written request to the Service Office.

LIFE EXPECTANCY DISTRIBUTIONS.    Each calendar year prior to the Annuity Date,
an Owner who also is the Annuitant may take without surrender charge a series of systematic withdrawals from the Contract according to the Company's life expectancy distribution ("LED") option. The Owner must return a properly signed LED request form to the Service Office.



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
The Owner may elect monthly, bi-monthly, quarterly, semi-annual, or annual LED distributions, and may terminate the LED option at any time.

If an Owner elects the Company's LED option, (based on the applicable IRS table), in each calendar year a fraction of the Accumulated Value is withdrawn without a surrender charge based on the Owner's then life expectancy (or the joint life expectancy of the Owner and a beneficiary.) The numerator of the fraction is 1 (one) and the denominator of the fraction is the remaining life expectancy of the Owner, as determined annually by the Company. The resulting fraction, expressed as a percentage, is applied to the Accumulated Value at the beginning of the year to determine the amount to be distributed during the year. Under the Company's LED option, the amount withdrawn from the Contract changes each year, because life expectancy changes each year that a person lives. For example, actuarial tables indicate that a person age 70 has a life expectancy of 17 years, but a person who attains age 87 has a life expectancy of another 6.7 years. Where the Owner is a trust or other nonnatural person, the Owner may elect the LED option based on the Annuitant's life expectancy.

(Note: this option may not produce annual distributions that meet the definition of "substantially equal periodic payments" as defined under Code
Section 72(t). As such, the withdrawals may be treated by the Internal Revenue Service (IRS) as premature distributions from the Contract and may be subject to a 10% federal tax penalty. Owners seeking distributions over their life under this definition should consult their tax advisor. In addition, if the amount necessary to meet the substantially equal periodic payment definition is greater than the Company's LED amount, a surrender charge may apply to the amount in excess of the LED amount.)

The Company may discontinue or change the LED option at any time, but not with respect to election of the option made prior to the date of any change in the LED option.


DEATH BENEFIT

In the event that the Annuitant, Owner or Joint Owner, if applicable, dies while the Contract is in force, the Company will pay the beneficiary a death benefit, except where the Contract is continued as provided below in "THE SPOUSE OF THE OWNER AS BENEFICIARY." The amount of the death benefit and the time requirements for receipt of payment may vary depending upon whether the Annuitant or an Owner dies first, and whether death occurs prior to or after the Annuity Date.

DEATH OF THE ANNUITANT PRIOR TO THE ANNUITY DATE.    At the death of the
Annuitant (including an Owner who is also the Annuitant), the death benefit is equal to the greatest of:

(a) the Contract's Accumulated Value on the Valuation Date that the Company receives the death certificate and all necessary claim paperwork, increased by any positive Market Value Adjustment;

(b) gross payments compounded daily at the effective annual yield of 5% starting on the date each payment is applied, decreased proportionately to reflect withdrawals; or

(c) the death benefit that would have been payable on the most recent contract anniversary, increased for subsequent payments and decreased proportionately for subsequent withdrawals.

For each withdrawal under (a) or (b) above, the proportionate reduction is calculated as the death benefit under this option immediately prior to the withdrawal multiplied by the withdrawal amount and divided by the Accumulated Value immediately prior to the withdrawal.

This guaranteed death benefit works in the following way assuming no withdrawals are made. On the first anniversary, the death benefit will be equal to the greater of:

(a) the Accumulated Value on the Valuation Date that the Company receives the death certificate and all necessary claim paperwork (increased by any positive Market Value Adjustment); or

(b)  gross payments compounded daily at the effective annual yield of 5%



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
The higher of (a) or (b) will then be locked in until the second anniversary, at which time the death benefit will be equal to the greatest of:

(a) the Contract's then current Accumulated Value increased by any positive Market Value Adjustment;

(b)   gross payments compounded daily at the effective annual yield of 5%; or

(c)   the locked-in value of the death benefit at the first anniversary.

The greatest of (a), (b) or (c) will be locked in until the next Contract anniversary. This calculation will then be repeated on each anniversary while the Contract remains in force and prior to the Annuity Date. As noted above, the values of (b) and (c) will be decreased proportionately if withdrawals are taken. See APPENDIX C--THE DEATH BENEFIT for specific examples of death benefit calculations.

DEATH OF AN OWNER WHO IS NOT ALSO THE ANNUITANT PRIOR TO THE ANNUITY DATE.
If an Owner who is not also the Annuitant dies before the Annuity Date, the death benefit will be the Accumulated Value increased by any positive Market Value Adjustment. The death benefit never will be reduced by a negative Market Value Adjustment.

PAYMENT OF THE DEATH BENEFIT PRIOR TO THE ANNUITY DATE.    The death benefit
generally will be paid to the beneficiary in one sum within seven business days of the receipt of due proof of death at the Service Office. Instead of payment in one sum, the beneficiary may, by written request, elect to:

(1) defer distribution of the death benefit for a period no more than five years from the date of death; or

(2) receive distributions over the life of the beneficiary or for a period certain not extending beyond the beneficiary's life expectancy, with annuity benefit payments beginning one year from the date of death.

However, if the Owner has specified a death benefit annuity option, the death benefit will be paid out accordingly. Any death benefit annuity option specified by the Owner must comply with the requirements set forth in paragraph
(2) above.

If distribution of the death benefit is deferred under (1) or (2), any value in the Guarantee Period Accounts will be transferred to the Sub-Account investing in the Goldman Sachs Government Money Market Fund. The excess, if any, of the death benefit over the Accumulated Value also will be added to the Goldman Sachs Government Money Market Fund. The beneficiary may, by written request, effect transfers and withdrawals during the deferral period and prior to annuitization under (2), but may not make additional payments. The death benefit will reflect any earnings or losses experienced during the deferral period. If there are multiple beneficiaries, the consent of all is required.

With respect to the death benefit, the Accumulated Value under the Contract will be based on the unit values next computed after due proof of the death has been received.

DEATH OF THE ANNUITANT ON OR AFTER THE ANNUITY DATE.    If the Annuitant's
death occurs on or after the Annuity Date but before completion of all guaranteed annuity benefit payments, any unpaid amounts or installments will be paid to the beneficiary. The Company must pay out the remaining payments at least as rapidly as under the payment option in effect on the date of the Annuitant's death.


THE SPOUSE OF THE OWNER AS BENEFICIARY

The Owner's spouse, if named as the sole beneficiary, may by written request continue the Contract rather than receiving payment of the death benefit. Upon such election, the spouse will become the Owner and Annuitant subject to the following: (1) any value in the Guarantee Period Accounts will be transferred to the Sub-Account investing in the Goldman Sachs Government Money Market Fund;
(2) the excess, if any, of the death benefit over the Contract's Accumulated Value also will be added to the Sub-Account investing in the Goldman Sachs Government Money Market Fund. The resulting value never will be subject to a surrender charge when withdrawn. The new Owner may also make additional payments; however, a


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
surrender charge will apply to these amounts if they are withdrawn before they have been invested in the Contract for at least nine years. All other rights and benefits provided in the Contract will continue, except that any subsequent spouse of such new Owner will not be entitled to continue the Contract when the new Owner dies.

FEDERAL DEFENSE OF MARRIAGE ACT.    The right of a spouse to continue the
Contract, and all Contract provisions relating to spousal continuation are available only to a person who meets the definition of "spouse" under Federal law. The U.S. Supreme Court has held Section 3 of the Federal Defense of Marriage Act (which purportedly did not recognize same-sex marriages, even those which are permitted under individual state laws) to be unconstitutional. Therefore, same-sex marriages recognized under state law will be recognized for federal law purposes. The Department of Treasury and the Internal Revenue Service have recently determined that for federal tax purposes, same-sex spouses will be determined based on the law of the state in which the marriage was celebrated irrespective of the law of the state in which the person resides. However, as some uncertainty remains regarding the treatment of same-sex spouses, you should consult a tax advisor for more information on this subject.


OPTIONAL ENHANCED EARNINGS RIDER (EER)

The Enhanced Earnings Rider (EER) may have been elected at issue in most jurisdictions as long as the Annuitant had not yet attained age 76. The Rider provides for additional amounts to be paid to the beneficiary under certain circumstances in the event that the Annuitant dies prior to the Annuity Date.

The Company reserves the right to terminate the availability of the EER at any time; however, such a termination would not effect Riders issued prior to the termination date.


CONDITIONS FOR PAYMENT OF THE EER BENEFIT

For any benefit to be payable under the EER, certain conditions must be met, as follows:

1.    The Annuitant's death must occur prior to the Annuity Date.

2. The difference between (a) and (b) must be greater than zero, where: (a) is the Accumulated Value, and is gross payments not previously withdrawn. IF (A) MINUS (B) IS ZERO OR LESS, NO BENEFIT WILL BE PAYABLE.

Under the EER, Accumulated Value is determined on the Valuation Date on which due proof of death and all necessary documentation have been received at the Service Office.

For purposes of the EER, withdrawals will be considered withdrawn from earnings first and then withdrawn from gross payments on a last-in, first-out basis. Therefore, the value of the EER largely depends on the amount of earnings that accumulate under the Contract. If you expect to withdraw the earnings from your Accumulated Value, electing the EER may not be appropriate. Your financial representative can help you determine if the EER is appropriate in your circumstances.


AMOUNT OF EER BENEFIT

ANNUITANT'S AGE AT ISSUE--0 TO 70--If a benefit is payable under the EER and the Contract was issued prior to the Annuitant's 71st birthday, the benefit will be equal to the LESSER of:

(a) 50% of gross payments not previously withdrawn. (For purposes of this calculation only, except for the Initial Payment, gross payments shall not include payments made under the Contract during the 12-month period immediately prior to the date of death.); or

(b) 50% of the difference between the Accumulated Value and gross payments not previously withdrawn.




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
ANNUITANT'S AGE AT ISSUE--71 TO 75--If a benefit is payable under the EER and the Contract was issued on or after the Annuitant's 71st birthday and before his/her 76th birthday, the benefit will be equal to the LESSER of:

(a) 25% of gross payments not previously withdrawn. (For purposes of this calculation only, except for the Initial Payment, gross payments shall not include payments made under the Contract during the 12-month period immediately prior to the date of death.); or

(b) 25% of the difference between the Accumulated Value and gross payments not previously withdrawn. The EER benefit shall be paid in the same manner that the death benefit is paid prior to the Annuity Date.


EXAMPLES

EXAMPLE 1.    Assume that the Annuitant is 67 years old at the time the
Contract is issued and the Enhanced Earnings Rider is selected. The Owner makes an initial payment of $100,000 and does not make any subsequent payments or take any withdrawals. Further assume that the Annuitant dies five years later and on the date that due proof of death and all necessary documentation are received by the Company the Accumulated Value is equal to $150,000.

The EER benefit on that date is equal to the LESSER of:

(a) 50% of the gross payments (not previously withdrawn) made to the Contract (excluding payments made in the 12 months prior to the date of death) = (50% x 100,000) = $50,000; or

(b) 50% of the difference between the Accumulated Value and the gross payments (not previously withdrawn) made to the contract = (50% x (150,000 - 100,000)) = $25,000

The EER benefit is equal to $25,000 under (b), which is the lesser of $50,000 (50% x 100,000) and $25,000 (50% x (150,000 - 100,000)).

EXAMPLE 2.    Assume that the Annuitant is 67 years old at the time the
Contract is issued and the Enhanced Earnings Rider is selected. The Owner makes an initial payment of $100,000 and does not make any subsequent payments or take any withdrawals. Further assume that the Annuitant dies ten years later and on the date that due proof of death and all necessary documentation are received by the Company the Accumulated Value is equal to $250,000.

The EER benefit on that date is equal to the LESSER of:

(a) 50% of the gross payments (not previously withdrawn) made to the Contract (excluding payments made in the 12 months prior to the date of death) = (50% x $100,000) = $50,000; or

(b) 50% of the difference between the Accumulated Value and the gross payments (not previously withdrawn) made to the Contract = (50% x ($250,000 - $100,000)) = $75,000

The EER benefit is equal to $50,000 under (a), which is the lesser of $50,000 (50% x $100,000) and $75,000 (50% x ($250,000 - $100,000)).

EXAMPLE 3.    Assume that the Annuitant is 67 years old at the time the
Contract is issued and the Enhanced Earnings Rider is selected. The Owner makes an initial payment of $100,000 and does not make any subsequent payments. Further assume that the Owner takes a $15,000 withdrawal and that the Accumulated Value was equal to $150,000 before the withdrawal was taken. Since there was $50,000 of earnings in the Contract at the time of withdrawal, for purposes of the Enhanced Earnings Rider the withdrawal is considered to be a withdrawal of $15,000 of earnings. Immediately after the withdrawal, the Accumulated Value is $135,000 and the gross payments (not previously withdrawn) is $100,000.




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
Immediately after the withdrawal, the EER benefit is equal to the LESSER of:

(a) 50% of the gross payments (not previously withdrawn) made to the Contract (excluding payments made in the 12 months prior to the date of death) = (50% x $100,000) = $50,000; or

(b) 50% of the difference between the Accumulated Value and the gross payments (not previously withdrawn) made to the contract = (50% x ($135,000 - $100,000)) = $17,500

The EER benefit is equal to $17,500 under (b), which is the lesser of $50,000 (50% x 100,000) and $17,500 (50% x ($135,000 - $100,000)).

EXAMPLE 4.    Assume that the Annuitant is 67 years old at the time the
Contract is issued and the Enhanced Earnings Rider is selected. The Owner makes an initial payment of $100,000 and does not make any subsequent payments. Further assume that the Owner takes a $65,000 withdrawal and that the Accumulated Value was equal to $150,000 before the withdrawal was taken. Since there was $50,000 of earnings in the Contract at the time of the withdrawal, for purposes of the Enhanced Earnings Rider the withdrawal of $65,000 is considered to be a withdrawal of $50,000 earnings and $15,000 of gross payments. Immediately after the withdrawal, the Accumulated Value is $85,000 and the gross payments (not previously withdrawn) is $85,000.

Immediately after the withdrawal, the EER benefit is equal to the LESSER of:

(a) 50% of the gross payments (not previously withdrawn) made to the Contract (excluding payments made in the 12 months prior to the date of death) = (50% x $85,000) = $42,500; or

(b) 50% of the difference between the Accumulated Value and the gross payments (not previously withdrawn) made to the contract = (50% x ($85,000 - $85,000)) = $0

The EER benefit is equal to $0 under (b), which is the lesser of $42,500 (50% x $85,000) and $0 (50% x ($85,000 - $85,000)).


TERMINATING THE EER

Once the EER is chosen, it cannot be discontinued unless the underlying Contract is surrendered, annuitized, or a death benefit is payable. The EER will terminate on the earliest of the following:

1.    the Annuity Date;

2.    the date the Contract is surrendered;

3.    the date the Company determines a death benefit is payable; or

4. if the deceased Owner's spouse, who is the sole beneficiary, continues the Contract.

If the payment of the death benefit is deferred under the Contract or if the Contract is continued by the deceased Owner's spouse, the amount of the EER benefit, if any, will be applied to the Contract through an allocation to the Sub-Account investing in the Goldman Sachs Government Money Market Fund and the Rider will terminate.


ASSIGNMENT

The Contract, other than one sold in connection with certain qualified plans, provide that it may be assigned by the Owner at any time prior to the Annuity Date and while the Annuitant is alive. The Company will not be deemed to have knowledge of an assignment unless it is made in writing and filed at the Service Office. The Company will not assume responsibility for determining the validity of any assignment. If an assignment of the Contract is in effect on the Annuity Date, the Company reserves the right to pay to the assignee, in one sum, that portion of the Surrender Value of the Contract to which the assignee appears to be entitled. The Company will pay the balance, if any, in one sum to the Owner in full


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
settlement of all liability under the Contract. The interest of the Owner and of any beneficiary will be subject to any assignment.

For important tax liability which may result from assignments, see FEDERAL TAX CONSIDERATIONS.


ELECTING THE FORM OF ANNUITY AND THE ANNUITY DATE

The Owner selects the Annuity Date. To the extent permitted by law, the Annuity Date may be the first day of any month (1) before the Annuitant's 85th birthday, if the Annuitant's age on the issue date of the Contract is 75 or under, or (2) within ten years from the issue date of the Contract and before the Annuitant's 90th birthday, if the Annuitant's age on the issue date is between 76 and 90.

The Owner may elect to change the Annuity Date by sending a request to the Service Office at least one month before the Annuity date. The new Annuity Date must be the first day of any month occurring before the Annuitant's 90th birthday, and must be within the life expectancy of the Annuitant. The Company shall determine such life expectancy at the time a change in Annuity Date is requested. In no event will the latest possible annuitization age exceed 90.

If the Annuity Date under a non-qualified Contract is deferred until the Owner reaches an age that is significantly beyond the Owner's life expectancy, it is possible that the Contract will not be considered an annuity for federal tax purposes. In addition, the Internal Revenue Code ("the Code") and the terms of qualified plans impose limitations on the age at which annuity benefit payments may commence and the type of annuity option selected. The Owner should carefully review the selection of the Annuity Date with his/her tax adviser. See FEDERAL TAX CONSIDERATIONS for further information.

Subject to certain restrictions described below, the Owner has the right (1) to select the annuity option under which annuity benefit payments are to be made, and (2) to determine whether payments are to be made on a fixed basis, a variable basis, or a combination fixed and variable basis. Certain annuity options may be commutable or noncommutable. A commutable option provides the payee with the right to request a lump sum payment of any remaining balance after annuity payments have commenced. Under a noncommutable option, the payee may not request a lump sum payment. Annuity benefit payments are determined according to the annuity tables in the Contract, by the annuity option selected, and by the investment performance of the Sub-Accounts selected. See "Annuity Benefit Payments" in the SAI.

To the extent a fixed annuity payout is selected, Accumulated Value will be transferred to the Fixed Account of the Company, and the annuity benefit payments will be fixed in amount. See APPENDIX A--MORE INFORMATION ABOUT THE FIXED ACCOUNT.

Under a variable annuity payout option, a payment equal to the value of the fixed number of Annuity Units in the Sub-Accounts is made monthly, quarterly, semi-annually or annually. Since the value of an Annuity Unit in a Sub-Account will reflect the investment performance of the Sub-Account, the amount of each annuity benefit payment will vary.

The annuity option selected must produce an initial payment of at least $50 (a lower amount may be required in some states). The Company reserves the right to increase this minimum amount. If the annuity option selected does not produce an initial payment which meets this minimum, a single payment may be made. Once the Company begins making annuity benefit payments, the Annuitant cannot make withdrawals or surrender the annuity benefit, except where a commutable period certain option has been elected. Beneficiaries entitled to receive remaining payments under either a commutable or non-commutable "period certain" option may elect instead to receive a lump sum settlement. See "DESCRIPTION OF VARIABLE ANNUITY OPTIONS" below.

If the Owner does not elect an option, a variable life annuity with periodic payments guaranteed for ten years will be purchased. Changes in either the Annuity Date or annuity option can be made up to one month prior to the Annuity Date.



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

DESCRIPTION OF VARIABLE ANNUITY PAYOUT OPTIONS

The Company provides the variable annuity payout options described below. Currently, variable annuity payout options may be funded through the Sub-Accounts investing in the Goldman Sachs Equity Index Fund, the Goldman Sachs U.S. Equity Insights Fund and the Goldman Sachs Government Money Market Fund.

The Company also provides these same options funded through the Fixed Account (fixed annuity payout). Regardless of how payments were allocated during the accumulation period, any of the variable payout options or the fixed payout options may be selected, or any of the variable payout options may be selected in combination with any of the fixed annuity payout options. The Company may offer other annuity options. IRS regulations may not permit certain of the available annuity options when used in connection with certain qualified Contracts.

VARIABLE LIFE ANNUITY WITH PAYMENTS GUARANTEED FOR TEN YEARS.    This variable
annuity is payable periodically during the lifetime of the Annuitant with the guarantee that if the Annuitant should die before all payments have been made, the remaining annuity benefit payments will continue to the beneficiary.

VARIABLE LIFE ANNUITY PAYABLE PERIODICALLY DURING LIFETIME OF THE ANNUITANT
ONLY.    This variable annuity is payable during the payee's life. It would be possible under this option for the Annuitant to receive only one annuity benefit payment if the Annuitant dies prior to the due date of the second annuity benefit payment, two annuity benefit payments if the Annuitant dies before the due date of the third annuity benefit payment, and so on. Payments will continue, however, during the lifetime of the Annuitant, no matter how long he or she lives.

UNIT REFUND VARIABLE LIFE ANNUITY.    This is an annuity payable periodically
during the lifetime of the Annuitant with the guarantee that if (1) exceeds
(2), then periodic variable annuity benefit payments will continue to the beneficiary until the number of such payments equals the number determined in
(1).

     Where:    (1)   is the dollar amount of the Accumulated Value at
                     annuitization divided by the dollar amount of the first payment, and

               (2) is the number of payments paid prior to the death of the Annuitant.

JOINT AND SURVIVOR VARIABLE LIFE ANNUITY.    This variable annuity is payable
jointly to the Annuitant and another individual during their joint lifetime, and then continues thereafter during the lifetime of the survivor. The amount of each payment to the survivor is based on the same number of Annuity Units which applied during the joint lifetime of the two payees. One of the payees must be either the person designated as the Annuitant in the Contract or the beneficiary. There is no minimum number of payments under this option.

JOINT AND TWO-THIRDS SURVIVOR VARIABLE LIFE ANNUITY.    This variable annuity
is payable jointly to the Annuitant and another individual during their joint lifetime, and then continues during the lifetime of the survivor. The amount of each periodic payment to the survivor, however, is based upon two-thirds of the number of Annuity Units which applied during the joint lifetime of the two payees. One of the payees must be the person designated as the Annuitant in the Contract or the beneficiary. There is no minimum number of payments under this option.

PERIOD CERTAIN VARIABLE ANNUITY (PAYMENTS GUARANTEED FOR A SPECIFIC NUMBER OF
YEARS).    This variable annuity has periodic payments for a stipulated number of years ranging from one to thirty. If the Annuitant dies before the end of the period, remaining payments will continue to be made. A fixed period certain annuity may be either commutable or noncommutable. A variable period certain annuity is automatically commutable.

It should be noted that the period certain option does not involve a life contingency. In computing payments under this option, the Company deducts a charge for annuity rate guarantees, which includes a



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
factor for mortality risks. Although not contractually required to do so, the Company currently follows a practice of permitting persons receiving payments under a period certain option to elect to convert to a variable annuity involving a life contingency. The Company may discontinue or change this practice at any time, but not with respect to election of the option made prior to the date of any change in this practice.


ANNUITY BENEFIT PAYMENTS

DETERMINATION OF THE FIRST VARIABLE ANNUITY BENEFIT PAYMENT.    The amount of
the first monthly payment depends upon the selected variable annuity option, the sex (however, see "NORRIS DECISION" below) and age of the Annuitant, and the value of the amount applied under the annuity option ("annuity value"). The Contract provides annuity rates that determine the dollar amount of the first periodic payment under each variable annuity option for each $1,000 of applied value. From time to time, the Company may offer its Owners both fixed and variable annuity rates more favorable than those contained in the Contract. Any such rates will be applied uniformly to all Owners of the same class.

The dollar amount of the first periodic annuity benefit payment is calculated based upon the type of annuity option chosen, as follows:

      - For LIFE ANNUITY OPTIONS AND NONCOMMUTABLE FIXED PERIOD CERTAIN OPTIONS OF TEN YEARS OR MORE, the dollar amount is determined by multiplying
        (1) the Accumulated Value applied under that option (after application of any Market Value Adjustment and less premium tax, if any) divided by $1,000, by (2) the applicable amount of the first monthly payment per $1,000 of value.

      - For ALL COMMUTABLE FIXED PERIOD CERTAIN OPTIONS, ANY NONCOMMUTABLE FIXED PERIOD CERTAIN OPTION OF LESS THAN TEN YEARS AND ALL VARIABLE PERIOD CERTAIN OPTIONS, the dollar amount is determined by multiplying
        (1) the Surrender Value less premium taxes, if any, applied under that option (after application of any Market Value Adjustment and less premium tax, if any) divided by $1,000, by (2) the applicable amount of the first monthly payment per $1,000 of value.

      - For a death benefit annuity, the annuity value will be the amount of the death benefit.

The first periodic annuity benefit payment is based upon the Accumulated Value as of a date not more than four weeks preceding the date that the first annuity benefit payment is due. The Company transmits variable annuity benefit payments for receipt by the payee by the first of a month. Variable annuity benefit payments are currently based on unit values as of the 15th day of the preceding month.

THE ANNUITY UNIT.    On and after the Annuity Date, the Annuity Unit is a
measure of the value of the monthly annuity benefit payments under a variable annuity option. The value of an Annuity Unit in each Sub-Account initially was set at $1.00. The value of an Annuity Unit under a Sub-Account on any Valuation Date thereafter is equal to the value of such unit on the immediately preceding Valuation Date, multiplied by the net investment factor of the Sub-Account for the current Valuation Period and divided by the assumed interest rate for the current Valuation Period The assumed interest rate, discussed below, is incorporated in the variable annuity options offered in the Contract.

DETERMINATION OF THE NUMBER OF ANNUITY UNITS.    The dollar amount of the first
variable annuity benefit payment is divided by the value of an Annuity Unit of the selected Sub-Account(s) to determine the number of Annuity Units represented by the first payment. This number of Annuity Units remains fixed under all annuity options except the joint and two-thirds survivor annuity option.

DOLLAR AMOUNT OF SUBSEQUENT VARIABLE ANNUITY BENEFIT PAYMENTS.    The dollar
amount of each periodic variable annuity benefit payment after the first will vary with the value of the Annuity Units of the selected Sub-Account(s). The dollar amount of each subsequent variable annuity benefit payment is determined by multiplying the fixed number of Annuity Units (derived from the dollar amount of the first payment, as described above) with respect to a Sub-Account by the value of an Annuity Unit of that Sub-Account on the applicable Valuation Date.



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
The variable annuity options offered by the Company are based on a 3.5% assumed interest rate, which affects the amounts of the variable annuity benefit payments. Variable annuity benefit payments with respect to a Sub-Account will increase over periods when the actual net investment result of the Sub-Account exceeds the equivalent of the assumed interest rate. Variable annuity benefit payments will decrease over periods when the actual net investment results are less than the equivalent of the assumed interest rate.

For an illustration of a calculation of a variable annuity benefit payment using a hypothetical example, see "Annuity Benefit Payments" in the SAI.


NORRIS DECISION

In the case of ARIZONA GOVERNING COMMITTEE V. NORRIS, the United States Supreme Court ruled that, in connection with retirement benefit options offered under certain employer-sponsored employee benefit plans, annuity options based on sex-distinct actuarial tables are not permissible under Title VII of the Civil Rights Act of 1964. The ruling requires that benefits derived from contributions paid into a plan after August 1, 1983 be calculated without regard to the sex of the employee. Annuity benefits attributable to payments received by the Company under a Contract issued in connection with an employer-sponsored benefit plan affected by the NORRIS decision will be based on the greater of (1) the Company's unisex non-guaranteed current annuity option rates, or (2) the guaranteed unisex rates described in such Contract, regardless of whether the Annuitant is male or female.


COMPUTATION OF VALUES

THE ACCUMULATION UNIT.    Each net payment is allocated to the investment
options selected by the Owner. Allocations to the Sub-Accounts are credited to the Contract in the form of Accumulation Units. Accumulation Units are credited separately for each Sub-Account. The number of Accumulation Units of each Sub-Account credited to the Contract is equal to the portion of the net payment allocated to the Sub-Account, divided by the dollar value of the applicable Accumulation Unit as of the Valuation Date the payment is received at the Service Office. The number of Accumulation Units resulting from each payment will remain fixed unless changed by a subsequent split of Accumulation Unit value, a transfer, a withdrawal or surrender. The dollar value of an Accumulation Unit of each Sub-Account varies from Valuation Date to Valuation Date based on the investment experience of that Sub-Account, and will reflect the investment performance, expenses and charges of its Underlying Funds. The value of an Accumulation Unit was set at $1.00 on the first Valuation Date for each Sub-Account.

Allocations to the Guarantee Period Accounts and the Fixed Account are not converted into Accumulation Units, but are credited interest at a rate periodically set by the Company. See GUARANTEE PERIOD ACCOUNTS and APPENDIX A--MORE INFORMATION ABOUT THE FIXED ACCOUNT.

The Accumulated Value under the Contract is determined by (1) multiplying the number of Accumulation Units in each Sub-Account by the value of an Accumulation Unit of that Sub-Account on the Valuation Date, (2) adding the products, and (3) adding the amount of the accumulations in the Fixed Account and Guarantee Period Accounts, if any.




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
NET INVESTMENT FACTOR.    The Net Investment Factor is an index that measures
the investment performance of a Sub-Account from one Valuation Period to the next. This factor is determined by the following formula:

      (1)  divided by (2) minus 3, where:

           (1)    is:

                 - the net asset value per share of the Fund held in the
                   Subaccount as of the end of the current Valuation Period;
                   plus

                 - the per share amount of any dividend or capital gain
                   distributions made by the Fund held in the Subaccount, if the "ex-dividend" date occurs during the current Valuation Period; plus or minus

                 - a charge or credit for any taxes reserved for the current
                   Valuation Period which we determine have resulted from the investment operations of the Subaccount;

           (2) is the net asset value per share of the Fund held in the Subaccount as of the end of the preceding Valuation Period; and

           (3) is the factor representing asset-based charges (the mortality and expense risk charge, and the administration charge)

The dollar value of an Accumulation Unit as of a given Valuation Date is determined by multiplying the dollar value of the corresponding Accumulation Unit as of the immediately preceding Valuation Date by the appropriate net investment factor.




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

                           CHARGES AND DEDUCTIONS

Deductions under the Contract and charges against the assets of the Sub-Accounts are described below. Other deductions and expenses paid out of the assets of the Underlying Funds are described in the prospectuses and SAIs of the Underlying Funds.


VARIABLE ACCOUNT DEDUCTIONS

MORTALITY AND EXPENSE RISK CHARGE.    The Company assesses a charge against the
assets of each Sub-Account to compensate for certain mortality and expense risks it has assumed. The charge is imposed during both the accumulation phase and the annuity payout phase. The mortality risk arises from the Company's guarantee that it will make annuity benefit payments in accordance with annuity rate provisions established at the time the Contract is issued for the life of the Annuitant (or in accordance with the annuity payout option selected), no matter how long the Annuitant (or other payee) lives and no matter how long all Annuitants as a class live. Therefore, the mortality charge is deducted during the annuity payout phase on all Contracts, including those that do not involve a life contingency, even though the Company does not bear direct mortality risk with respect to variable annuity settlement options that do not involve life contingencies. The expense risk arises from the Company's guarantee that the charges it makes will not exceed the limits described in the Contract and in this Prospectus.

If the charge for mortality and expense risks is not sufficient to cover actual mortality experience and expenses, the Company will absorb the losses. If expenses are less than the amounts provided to the Company by the charge, the difference will be a profit to the Company. To the extent this charge results in a profit to the Company, such profit will be available for use by the Company for, among other things, the payment of distribution, sales and other expenses.

The mortality and expense risk charge is assessed daily at an annual rate of 1.25% of each Sub-Account's assets. This charge may not be increased. Since mortality and expense risks involve future contingencies which are not subject to precise determination in advance, it is not feasible to identify specifically the portion of the charge which is applicable to each. The Company estimates that a reasonable allocation might be 0.80% for mortality risk and 0.45% for expense risk.

ADMINISTRATIVE EXPENSE CHARGE.    The Company assesses each Sub-Account with a
daily charge equal to an annual rate of 0.20% of the average daily net assets of the Sub-Account. This charge may not be increased. The charge is imposed during both the accumulation phase and the annuity payout phase. The daily administrative expense charge is assessed to help defray administrative expenses actually incurred in the administration of the Sub-Account, without profits. There is no direct relationship, however, between the amount of administrative expenses imposed on a given Contract and the amount of expenses actually attributable to that Contract.

Deductions for the Contract fee (described below under "CONTRACT FEE") and for the administrative expense charge are designed to reimburse the Company for the cost of administration and related expenses and are not expected to be a source of profit. The administrative functions and expense assumed by the Company in connection with the Variable Account and the Contract include, but are not limited to, clerical, accounting, actuarial and legal services, rent, postage, telephone, office equipment and supplies, expenses of preparing and printing registration statements, expense of preparing and typesetting prospectuses and the cost of printing prospectuses not allocable to sales expense, filing and other fees.

OTHER CHARGES.    Because the Sub-Accounts purchase shares of the Underlying
Funds, the value of the net assets of the Sub-Accounts will reflect the investment advisory fee and other expenses incurred by the Underlying Funds. Management fee waivers and/or reimbursements may be in effect for certain or all of the Underlying Funds. The prospectuses and SAI's of the Underlying Funds contain additional information concerning expenses of the Underlying Funds and should be read in conjunction with this Prospectus.

CONTRACT FEE

A $30 Contract fee currently is deducted on the Contract anniversary date and upon full surrender of the Contract if the Accumulated Value on any of these dates is less than $50,000. The Contract fee is currently waived for Contracts issued to and maintained by the trustee of a 401(k) plan. The Company reserves the right to impose a Contract fee up to $30 on Contracts issued to 401(k) plans but only with respect to Contracts issued after the date the waiver is no longer available. Where amounts have been allocated to more than one investment option, a percentage of the total Contract fee will be deducted from the value in each. The portion of the charge deducted from each investment option will be equal to the percentage which the value in that investment option bears to the Accumulated Value under the Contract. The deduction of the Contract fee from a Sub-Account will result in cancellation of a number of Accumulation Units equal in value to the percentage of the charge deducted from that Sub-Account.

Where permitted by law, the Contract fee also may be waived for Contracts where, on the date of issue, either the Owner or the Annuitant is within the class of "eligible persons" as defined in "Reduction or Elimination of Surrender Charge and Additional Amounts Credited" under "SURRENDER CHARGE" below.


OPTIONAL RIDER CHARGES

Subject to state availability, the Company offers an optional Enhanced Earnings Rider that the Owner may elect at issue if the Annuitant has not yet attained age 76. A separate monthly charge is made for the Rider through a pro-rata reduction of the Accumulated Value of the Sub-Accounts, the Fixed Account and the Guarantee Period Accounts. The pro-rata reduction is based on the relative value that the Accumulation Units of the Sub-Accounts, the dollar amounts in the Fixed Account and the dollar amounts in the Guarantee Period Accounts bear to the total Accumulated Value.

The applicable monthly charge is equal to the Accumulated Value on the last day of each month within which the Rider has been in effect multiplied by 1/12th of 0.25%. For a description of the Rider, see "OPTIONAL ENHANCED EARNINGS RIDER" under DESCRIPTION OF THE CONTRACT.

For a description of the Rider, see "OPTIONAL ENHANCED EARNINGS RIDER" under DESCRIPTION OF THE CONTRACT.

If you elected one of the M-GAP Riders prior to their discontinuance on January 31, 2002, the applicable monthly charge is equal to the Accumulated Value on the last day of each month within which the Rider has been in effect multiplied by 1/12th of the following:


   1.  Optional Minimum Guaranteed Annuity Payout Rider (M-GAP) with a ten-year
       waiting period:                                                                  0.25%

   2.  Optional Minimum Guaranteed Annuity Payout Rider (M-GAP) with a fifteen-year
       waiting period:                                                                  0.15%

For more information about the M-GAP Rider, see "APPENDIX E--DISCONTINUATION OF THE MINIMUM GUARANTEED ANNUITY PAYOUT (M-GAP) RIDER".


PREMIUM TAXES

Some states and municipalities impose a premium tax on variable annuity contracts. State premium taxes currently range up to 3.5%.

The Company makes a charge for state and municipal premium taxes, when applicable, and deducts the amount paid as a premium tax charge. The current practice of the Company is to deduct the premium tax charge in one of two ways:

1. if the premium tax was paid by the Company when payments were received, the premium tax charge may be deducted on a pro-rata basis when withdrawals are made, upon surrender of the Contract, or when annuity benefit payments begin (the Company reserves the right instead to deduct the premium tax charge for these Contracts at the time the payments are received); or

2. the premium tax charge is deducted in total when annuity benefit payments begin.

In no event will a deduction be taken before the Company has incurred a tax liability under applicable state law. If no amount for premium tax was deducted at the time the payment was received, but subsequently tax is determined to be due prior to the Annuity Date, the Company reserves the right to deduct the premium tax from the Contracts Accumulated Value at the time such determination is made.


SURRENDER CHARGE

No charge for sales expense is deducted from payments at the time the payments are made. A surrender charge, however, is deducted from the Accumulated Value in the case of surrender and/or a withdrawal or at the time annuity benefit payments begin, within certain time limits described below.

For purposes of determining the surrender charge, the Accumulated Value is divided into three categories:

(1) New Payments--payments received by the Company during the nine years preceding the date of the surrender;

(2) Old Payments--accumulated payments invested in the Contract for more than nine years; and

(3) the amount available under the Withdrawal Without Surrender Charge provision.

See "Withdrawal Without Surrender Charge" below. For purposes of determining the amount of any surrender charge, surrenders will be deemed to be taken first from amounts available as a Withdrawal Without Surrender Charge, if any, then from Old Payments, and then from New Payments. Amounts available as a Withdrawal Without Surrender Charge, followed by Old Payments, may be withdrawn from the Contract at any time without the imposition of a surrender charge. If a withdrawal is attributable all or in part to New Payments, a surrender charge may apply.

CHARGES FOR SURRENDER AND WITHDRAWAL.    If the Contract is surrendered, or if
New Payments are withdrawn while the Contract is in force and before the Annuity Date, a surrender charge may be imposed. The amount of the charge will depend upon the number of years that any New Payments to which the withdrawal is attributed have remained credited under the Contract. For the purpose of calculating surrender charges for New Payments, all amounts withdrawn are assumed to be deducted first from the oldest New Payment and then from the next oldest New Payment and so on, until all New Payments have been exhausted pursuant to the first-in-first-out ("FIFO") method of accounting. (See FEDERAL TAX CONSIDERATIONS for a discussion of how withdrawals are treated for income tax purposes.)

The surrender charge is as follows:


                                                                  CHARGE AS PERCENTAGE OF
         COMPLETE YEARS FROM DATE OF PAYMENT                      NEW PAYMENTS WITHDRAWN
         ------------------------------------------------------  ------------------------
         Less than 2...........................................             8%
         Less than 3...........................................             7%
         Less than 4...........................................             6%
         Less than 5...........................................             5%
         Less than 6...........................................             4%
         Less than 7...........................................             3%
         Less than 8...........................................             2%
         Less than 9...........................................             1%
         Thereafter............................................             0%


The amount withdrawn equals the amount requested by the Owner plus the surrender charge, if any. The charge is applied as a percentage of the New Payments withdrawn, but in no event will the total surrender charge exceed a maximum limit of 8.0% of total gross New Payments. Such total charge equals the aggregate of all applicable surrender charges for surrender, withdrawals and annuitization.


WAIVER OF SURRENDER CHARGE(S) AND ADDITIONAL AMOUNTS CREDITED

PHYSICAL DISABILITY OR ADMISSION TO MEDICAL CARE FACILITY.    Where permitted
by law, the Company will waive the surrender charge in the event that the Owner (or the Annuitant, if the Owner is not an individual) becomes physically disabled after the issue date of the Contract and before attaining age 65. The Company may require proof of such disability and continuing disability, including written confirmation of receipt and approval of any claim for Social Security Disability Benefits and reserves the right to obtain an examination by a licensed physician of its choice and at its expense.

In addition, except in New Jersey (where not permitted by state law), the Company will waive the surrender charge in the event that an Owner (or the Annuitant, if the Owner is not an individual) is:

(1) admitted to a medical care facility after the issue date and remains confined there until the later of one year after the issue date or 90 consecutive days; or

(2) first diagnosed by a licensed physician as having a fatal illness after the issue date of the Contract.

For purposes of the above provision, "medical care facility" means any state-licensed facility or, in a state that does not require licensing, a facility that is operating pursuant to state law, providing medically necessary inpatient care, which is prescribed by a licensed "physician" in writing and based on physical limitations which prohibit daily living in a non-institutional setting; "fatal illness" means a condition diagnosed by a licensed physician which is expected to result in death within two years of the diagnosis; and "physician" means a person other than the Owner, Annuitant or a member of one of their families who is state licensed to give medical care or treatment and is acting within the scope of that license.

WHERE SURRENDER CHARGES HAVE BEEN WAIVED UNDER ANY OF THE SITUATIONS DISCUSSED ABOVE, NO ADDITIONAL PAYMENTS UNDER THE CONTRACT WILL BE ACCEPTED UNLESS REQUIRED BY STATE LAW.

OTHER REDUCTIONS OR ELIMINATIONS OF SURRENDER CHARGES.    From time to time the
Company may allow a reduction in or elimination of the surrender charges, the period during which the charges apply, or both, and/or credit additional amounts on Contracts, when Contracts are sold to individuals or groups of individuals in a manner that reduces sales expenses. The Company will consider factors such as the following:

(1) the size and type of group or class, and the persistency expected from that group or class;

(2) the total amount of payments to be received, and the manner in which payments are remitted;

(3) the purpose for which the Contracts are being purchased, and whether that purpose makes it likely that costs and expenses will be reduced;

(4)   other transactions where sales expenses are likely to be reduced; or

(5) the level of commissions paid to registered representatives, selling broker-dealers or certain financial institutions with respect to Contracts within the same group or class (for example, broker-dealers who offer the Contract in connection with financial planning services offered on a fee-for-service basis).

The Company also may reduce or waive the surrender charge, and/or credit additional amounts on contracts, where either the Owner or the Annuitant on the date of issue is within the following classes of individuals ("eligible persons"):

(1)   any employee and director of the Company;

(2)   any retiree who elected to retire on his/her retirement date;

(3) the immediate family members of those persons identified in (1) and (2) above residing in the same household; and

(4) any beneficiary who receives a death benefit under a deceased employees or retiree's progress sharing plan.

For purposes of the above class of individuals, "the Company" includes affiliates and subsidiaries; "immediate family members" means children, siblings, parents and grandparents; "retirement date" means an employee's early, normal or late retirement date as defined in the Company's pension plan or any successor plan, and "progress sharing" means the First Allmerica Financial Life Insurance Company Employee's Matched Savings Plan or any successor plan.

Finally, if permitted under state law, surrender charges will be waived under a
Section 403(b) Contract where the amount withdrawn is being contributed to a life insurance policy issued by the Company as part of the individual's Section 403(b) plan.

Any reduction or elimination in the amount or duration of the surrender charge will not discriminate unfairly among purchasers of the Contract.

WITHDRAWAL WITHOUT SURRENDER CHARGE.    In each calendar year, the Company will
waive the surrender charge, if any, on an amount ("Withdrawal Without Surrender Charge Amount") equal to the greatest of (1), (2) or (3):

Where (1) is:    100% of Cumulative Earnings (calculated as the Accumulated
                 Value as of the Valuation Date the Company receives the withdrawal request, or the following day, reduced by total gross payments not previously withdrawn);

Where (2) is:    10% of the Accumulated Value as of the Valuation Date the
                 Company receives the withdrawal request, or the following day, reduced by the total amount of any prior withdrawals made in the same calendar year to which no surrender charge was applied; and

Where (3) is:    The amount calculated under the Company's life expectancy
                 distribution option (see "Life Expectancy Distributions" above) whether or not the withdrawal was part of such distribution (applies only if Annuitant is also an Owner).

For example, an 81-year-old Owner/Annuitant with an Accumulated Value of $15,000, of which $1,000 is Cumulative Earnings, would have a Withdrawal Without Surrender Charge Amount of $1,530 which is equal to the greatest of:

(1)  Cumulative Earnings ($1,000);

(2)  10% of Accumulated Value ($1,500); or

(3)  LED of 10.2% of Accumulated Value ($1,530).

The Withdrawal Without Surrender Charge Amount first will be deducted from Cumulative Earnings. If the Withdrawal Without Surrender Charge Amount exceeds Cumulative Earnings, the excess amount will be deemed withdrawn from payments not previously withdrawn on a last-in first-out ("LIFO") basis. This means that the last payments credited to the Contract will be withdrawn first. If more than one withdrawal is made during the year, on each subsequent withdrawal the Company will waive the surrender charge, if any, until the entire Withdrawal Without Surrender Charge Amount has been withdrawn. Amounts withdrawn from a Guarantee Period Account prior to the end of the applicable Guarantee Period will be subject to a Market Value Adjustment.

SURRENDERS.    In the case of a complete surrender, the amount received by the
Owner is equal to the Surrender Value net of any applicable tax withholding. Subject to the same rules applicable to withdrawals, the Company will not assess a surrender charge on an amount equal to the Withdrawal Without Surrender Charge Amount described above.

Where an Owner who is trustee under a pension plan surrenders, in whole or in part, a Contract on a terminating employee, the trustee will be permitted to reallocate all or a part of the Accumulated Value under the Contract to other contracts issued by the Company and owned by the trustee, with no deduction for any otherwise applicable surrender charge. Any such reallocation will be at the unit values for the Sub-Accounts as of the Valuation Date on which a written, signed request is received at the Service Office.

For further information on surrender and withdrawal, including minimum limits on amount withdrawn and amount remaining under the Contract in the case of withdrawal, and important tax considerations, see "SURRENDER" and "WITHDRAWALS" under DESCRIPTION OF THE CONTRACT, and see FEDERAL TAX CONSIDERATIONS.

CHARGE AT THE TIME ANNUITY BENEFIT PAYMENTS BEGIN.    If the Owner chooses any
commutable period certain option or a noncommutable fixed period certain option for less than ten years, a surrender charge will be deducted from the Accumulated Value of the Contract if the Annuity Date occurs at any time when a surrender charge would still apply had the Contract been surrendered on the Annuity Date.

No surrender charge is imposed at the time of annuitization in any Contract year under an option involving a life contingency or for any noncommutable fixed period certain option for ten years or more. A Market Value Adjustment, however, may apply. See GUARANTEE PERIOD ACCOUNTS. If the Owner of a fixed annuity contract issued by the Company wishes to elect a variable annuity option, the Company may permit such Owner to exchange, at the time of annuitization, the fixed contract for a Contract offered in this Prospectus. The proceeds of the fixed contract, minus any surrender charge applicable under the fixed contract if a period certain option is chosen, will be applied towards the variable annuity option desired by the Owner. The number of Annuity Units under the option will be calculated using the Annuity Unit values as of the 15th of the month preceding the Annuity Date.


TRANSFER CHARGE

The Company currently makes no charge for processing transfers. The Company guarantees that the first 12 transfers in a Contract year will be free of transfer charge, but reserves the right to assess a charge, guaranteed never to exceed $25, for each subsequent transfer in a Contract year to reimburse it for the expense of processing transfers. For more information, see "TRANSFER PRIVILEGE" under DESCRIPTION OF THE CONTRACT.

                          GUARANTEE PERIOD ACCOUNTS

Due to certain exemptive and exclusionary provisions in the securities laws, interests in the Guarantee Period Accounts and the Company's Fixed Account are not registered as an investment company under the provisions of the Securities Act of 1933 (the "1933 Act") or the 1940 Act. Accordingly, the staff of the SEC has not reviewed the disclosures in this Prospectus relating to the Guarantee Period Accounts or the Fixed Account. Nevertheless, disclosures regarding the Guarantee Period Accounts and the Fixed Account of the Contract or any fixed benefits offered under these accounts may be subject to the provisions of the 1933 Act relating to the accuracy and completeness of statements made in the Prospectus.

INVESTMENT OPTIONS.    In most jurisdictions, Guarantee Periods ranging from
two through ten years may be available. Each Guarantee Period established for the Owner is accounted for separately in a non-unitized segregated account, except in California where it is accounted for in the Company's General Account. Each Guarantee Period Account provides for the accumulation of interest at a Guaranteed Interest Rate. The Guaranteed Interest Rate on amounts allocated or transferred to a Guarantee Period Account is determined from time to time by the Company in accordance with market conditions. Once an interest rate is in effect for a Guarantee Period Account, however, the Company may not change it during the duration of the Guarantee Period. In no event will the Guaranteed Interest Rate be less than 3%.

To the extent permitted by law, the Company reserves the right at any time to offer Guarantee Periods with durations that differ from those which were available when a Contract initially was issued and to stop accepting new allocations, transfers or renewals to a particular Guarantee Period.

Owners may allocate net payments or make transfers from any of the Sub-Accounts, the Fixed Account or an existing Guarantee Period Account to establish a new Guarantee Period Account at any time prior to the Annuity Date. Transfers from a Guarantee Period Account, on any date other than on the day following the expiration of that Guarantee Period, will be subject to a Market Value Adjustment. The Company establishes a separate investment account each time the Owner allocates or transfers amounts to a Guarantee Period except that amounts allocated to the same Guarantee Period on the same day will be treated as one Guarantee Period Account. The minimum that may be allocated to establish a Guarantee Period Account is $1,000. If less than $1,000 is allocated, the Company reserves the right to apply that amount to the Sub-Account investing in the Goldman Sachs Government Money Market Fund. The Owner may allocate amounts to any of the Guarantee Periods available.

At least 45 days (but not more than 75 days) prior to the end of a Guarantee Period, the Company will notify the Owner in writing of the expiration of that Guarantee Period. At the end of a Guarantee Period the Owner may transfer amounts to the Sub-Accounts, the Fixed Account or establish a new Guarantee Period Account of any duration then offered by the Company without a Market Value Adjustment. If reallocation instructions are not received at the Service Office before the end of a Guarantee Period, the account value automatically will be applied to a new Guarantee Period Account with the same duration unless
(1) less than $1,000 would remain in the Guarantee Period Account on the expiration date, or (2) the Guarantee Period would extend beyond the Annuity Date or is no longer available. In such cases, the Guarantee Period Account value will be transferred to the Sub-Account investing in the Goldman Sachs Government Money Market Fund. Where amounts have been renewed automatically in a new Guarantee Period, the Company currently gives the Owner an additional 30 days to transfer out of the Guarantee Period Account without application of a Market Value Adjustment. This practice may be discontinued or changed with notice at the Company's discretion.

MARKET VALUE ADJUSTMENT.    No Market Value Adjustment will be applied to
transfers, withdrawals, or a surrender from a Guarantee Period Account on the expiration of its Guarantee Period. No Market Value Adjustment will apply to amounts deducted for Contract fees or rider charges. In addition, no negative Market Value Adjustment will be applied to a death benefit although a positive Market Value Adjustment, if any, will be applied to increase the value of the death benefit when based on the Contract's Accumulated Value. See "DEATH BENEFIT" under DESCRIPTION OF THE CONTRACT. All other transfers, withdrawals, or a surrender prior to the end of a Guarantee Period will be subject to a Market Value Adjustment, which may increase or decrease the account value. Amounts applied under an annuity option are treated as withdrawals when calculating the Market Value Adjustment. The Market Value Adjustment will be determined by multiplying the amount taken from each Guarantee Period Account before deduction of any Surrender Charge by the market value factor. The market value factor for each Guarantee Period Account is equal to:

                          [(1+i)/(1+j)]^(n/365) - 1

     where:   i    is the Guaranteed Interest Rate expressed as a decimal for
                   (example: 3% = 0.03) being credited to the current Guarantee
                   Period;

              j is the new Guaranteed Interest Rate, expressed as a decimal, for a Guarantee Period with a duration equal to the number of years remaining in the current Guarantee Period, rounded to the next higher number of whole years. If that rate is not available, the Company will use a suitable rate or index allowed by the Department of Insurance; and

              n is the number of days remaining from the Effective Valuation Date to the end of the current Guarantee Period.

Based on the application of this formula, if the then current market rates are lower than the rate being credited to the Guarantee Period Account, the value of a Guarantee Period Account will INCREASE after the Market Value Adjustment is applied. If the then current market rates are higher than the rate being credited to the Guarantee Period Account, the value of a Guarantee Period Account will DECREASE after the Market Value Adjustment is applied.

The Market Value Adjustment is limited, however, so that even if the account value is decreased after application of a Market Value Adjustment, it will equal or exceed the Owner's principal plus 3% earnings per year less applicable Contract fees. Conversely, if the then current market rates are lower and the account value is increased after the Market Value Adjustment is applied, the increase in value is also affected by the minimum guaranteed rate of 3%. In this situation, the amount that will be added to the Guarantee Period Account is limited to the difference between the amount earned and the 3% minimum guaranteed earnings. For examples of how the Market Value Adjustment works, see APPENDIX B--SURRENDER CHARGES AND THE MARKET VALUE ADJUSTMENT.

PROGRAM TO PROTECT PRINCIPAL AND PROVIDE GROWTH POTENTIAL.    Under this
feature, the Owner elects a Guarantee Period and one or more Sub-Accounts. The Company will then compute the proportion of the initial payment that must be allocated to the Guarantee Period selected, assuming no transfers or withdrawals, in order to ensure that the value in the Guarantee Period Account on the last day of the Guarantee Period will equal the amount of the initial payment, LESS ANY CONTRACT FEES OR CHARGES THAT ARE APPLICABLE TO THE GUARANTEE PERIOD ACCOUNTS. The required amount then will be allocated to the pre-selected Guarantee Period Account and the remaining balance to the other investment options selected by the Owner in accordance with the procedures described in "PAYMENTS" under DESCRIPTION OF THE CONTRACT.

WITHDRAWALS.    Prior to the Annuity Date, the Owner may make withdrawals of amounts held in the Guarantee Period Accounts. Withdrawals from these accounts will be made in the same manner and be subject to the same rules as set forth under "SURRENDER" and "WITHDRAWALS" under DESCRIPTION OF THE CONTRACT. In addition, the following provisions also apply to withdrawals from a Guarantee Period Account: (1) a Market Value Adjustment will apply to all withdrawals, including Withdrawals Without Surrender Charge, unless made at the end of the Guarantee Period; and (2) the Company reserves the right to defer payments of amounts withdrawn from a Guarantee Period Account for up to six months from the date it receives the withdrawal request. If deferred for 30 days or more, the Company will pay interest on the amount deferred at a rate of at least 3%.

In the event that a Market Value Adjustment applies to a withdrawal of a portion of the value of a Guarantee Period Account, it will be calculated on the amount requested and deducted or added to the amount remaining in the Guarantee Period Account. If the entire amount in a Guarantee Period Account is requested, the adjustment will be made to the amount payable. If a surrender charge applies to the withdrawal, it will be calculated as set forth under "SURRENDER CHARGE" under CHARGES AND DEDUCTIONS after application of the Market Value Adjustment.

                         FEDERAL TAX CONSIDERATIONS


A. INTRODUCTION

This discussion is not exhaustive and is not intended as tax advice. A qualified tax adviser should always be consulted with regard to the application of the law to individual circumstances. This discussion is based on the Code, Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and the courts.

This discussion does not address state or local tax consequences, nor federal estate or gift tax consequences, associated with buying a Contract. IN ADDITION, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT--FEDERAL, STATE, OR LOCAL--OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.


B. OUR TAX STATUS

We are taxed as a life insurance company and the operations of the Separate Account are treated as a part of our total operations. The Separate Account is not separately taxed as a "regulated investment company." Investment income and capital gains of the Separate Account are not taxed to the extent they are applied under a contract. We do not anticipate that we will incur federal income tax liability attributable to the income and gains of the Separate Account, and therefore we do not intend to provide for these taxes. If we are taxed on investment income or capital gains of the Separate Account, then we may charge the Separate Account to pay these taxes.


C. TAXATION OF ANNUITIES IN GENERAL

1. TAX DEFERRAL DURING ACCUMULATION PERIOD

Under the Code, except as described below, increases in the Contract Value of a Non-Qualified Contract are generally not taxable to the Owner or Annuitant until received as annuity payments or otherwise distributed. However, certain requirements must be satisfied for this general rule to apply, including:

      - the Contract must be owned by an individual;

      - Separate Account investments must be "adequately diversified";

      - we, rather than you, must be considered the Owner of Separate Account assets for federal tax purposes; and

      - annuity payments must appropriately amortize Purchase Payments and Contract earnings.

NON-NATURAL OWNER.    As a general rule, deferred annuity contracts held by
"non-natural persons", such as corporations, trusts or similar entities, are not annuity contracts for federal income tax purposes. The investment income on these contracts is taxed each year as ordinary income received or accrued by the non-natural Owner. There are exceptions to this general rule for non-natural Owners. Contracts are generally treated as held by a natural person if the nominal Owner is a trust or other entity holding the contract as an agent for a natural person. However, this special exception does not apply to an employer who is the nominal Owner of a contract under a non-qualified deferred compensation plan for its employees.

Additional exceptions to this rule include:

      - certain Contracts acquired by a decedent's estate due to the death of the decedent;

      - certain Qualified Contracts;

      - certain Contracts used with structured settlement agreements; and

      - certain Contracts purchased with a single premium when the Annuity Date is no later than one year from Contract purchase and substantially equal periodic payments are made at least annually.



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
DIVERSIFICATION REQUIREMENTS.    For a Contract to be treated as an annuity for
federal income tax purposes, separate account investments must be "adequately diversified". The Treasury Secretary issued regulations prescribing standards for adequately diversifying separate account investments. If the Separate Account failed to comply with these diversification standards, the contract would not be treated as an annuity contract for federal income tax purposes and the Owner would generally be taxed on the difference between the contract value and the Purchase Payments.

Although we do not control Fund investments, we expect that each Fund will comply with these regulations so that each Subaccount of the Separate Account will be considered "adequately diversified."

OWNERSHIP TREATMENT.    In some circumstances, owners of variable contracts who
retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax currently on income and gains produced by those assets. Although published guidance in this area does not address certain aspects of the Contracts, we believe that the Owner of a Contract should generally not be treated as the owner of any assets in the Separate Account, see, however, the discussion below on Publicly Available Funds. We reserve the right to modify the Contracts to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Contracts from being treated as the owners of the underlying Separate Account assets.

REQUIRED DISTRIBUTIONS.    In order to be treated as an annuity contract for
federal income tax purposes, Section 72(s) of the Code requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of an Owner. Specifically, Section 72(s) requires that (a) if any Owner dies on or after the Annuity Date, but prior to the time the entire interest in the Contract has been distributed, the entire interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such Owner's death; and (b) if any Owner dies prior to the Annuity Date, the entire interest in the Contract will be distributed within five years after the date of such Owner's death. These requirements will be considered satisfied as to any portion of an Owner's interest which is payable to or for the benefit of a designated Beneficiary and which is distributed over the life of such designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of the Owner's death. The designated Beneficiary refers to a natural person designated by the Owner as a Beneficiary and to whom ownership of the Contract passes by reason of death. However, if the designated Beneficiary is the surviving spouse of the deceased Owner, the Contract may be continued with the surviving spouse as the new Owner.

The Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Other rules may apply to Qualified Contracts.

DEFINITION OF SPOUSE UNDER FEDERAL LAW.    The right of a spouse to continue
the Contract and all Contract provisions relating to spousal continuation are available only to a person who meets the definition of "spouse" under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.

TRANSFERS, ASSIGNMENTS, OR EXCHANGES OF A CONTRACT.    A transfer or assignment
of ownership of a Contract, the designation of an Annuitant, the selection of certain Annuity Dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. An Owner contemplating any such transfer, assignment, or exchange, should consult a tax advisor as to the tax consequences.



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DELAYED ANNUITY DATES.    If the Annuity Date occurs (or is scheduled to occur)
when the Annuitant has reached an advanced age, the Contract might not be treated as an annuity for federal income tax purposes. In that event, the income and gains under the Contract would be currently includible in your income.

The following discussion assumes that the Contract is treated as an annuity contract for tax purposes and that we are treated as the Owner of Separate Account assets.


2. TAXATION OF PARTIAL AND FULL WITHDRAWALS

Partial withdrawals from a Non-Qualified Contract are includible in income to the extent the Contract Value exceeds the "investment in the contract". This amount is referred to as the "income on the contract". Full withdrawals are also includible in income to the extent they exceed the "investment in the contract." Investment in the contract equals the total of Purchase Payments minus any amounts previously received from the Contract that were not includible in your income. All amounts includible in income with respect to the Contract are taxed as ordinary income.

Any assignment or pledge (or agreement to assign or pledge) of Contract Value is treated as a withdrawal. Investment in the contract is increased by the amount includible in income with respect to such assignment or pledge. If you transfer a contract interest, without adequate consideration, to someone other than your spouse (or to a former spouse incident to divorce), you will be taxed on the income on the contract. In this case, the transferee's investment in the contract is increased to reflect the increase in your income.

There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to one another. A tax adviser should be consulted in those situations.

Other rules may apply to Qualified Contracts.


3. TAXATION OF ANNUITY PAYMENTS

Normally, the portion of each annuity payment taxable as ordinary income equals the payment minus the exclusion amount. The exclusion amount for annuity payments is the payment times the ratio of the investment in the contract allocated to the Annuity Option and adjusted for any period certain or refund feature, to the expected value of the annuity payments.

Once the total amount of the investment in the contract has been recovered, annuity payments will be fully taxable. If annuity payments stop because the Annuitant dies before the total amount of the investment in the contract is recovered, the unrecovered amount generally is allowed as a deduction to the Annuitant in the last taxable year.


4. TAXATION OF DEATH BENEFIT

Amounts may be distributed upon your or the Annuitant's death. A death benefit is includible in income and:

      - if distributed in a lump sum is taxed like a full withdrawal, or

      - if distributed under an Annuity Option is taxed like annuity payments.


5. PENALTY TAX ON PREMATURE DISTRIBUTIONS

A 10% penalty tax applies to a taxable payment from a Non-Qualified Contract unless:

      - received on or after you reach age 59 1/2,

      - received due to your disability,

      - made to a Beneficiary after your death or, for non-natural Owners, after the primary Annuitant's death,



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      - made as a series of substantially equal periodic payments (at least annually) for your life (or life expectancy) or for the joint lives (or joint life expectancies) of you and a designated Beneficiary (within the meaning of the tax law),

      - made under a Contract purchased with a single premium when the Annuity Date is no later than one year from Contract purchase and substantially equal periodic payments are made at least annually,

      - made with annuities used with certain structured settlement agreements.

Other exceptions may apply.


6. AGGREGATION OF CONTRACTS

The taxable amount of an annuity payment or withdrawal from a Non-Qualified Contract may be determined by combining some or all of the Non-Qualified Contracts you own. For example, if you purchase a Contract and also purchase an immediate annuity at approximately the same time, the IRS may treat the two contracts as one contract. Similarly, if a person transfers part of his interest in one annuity contract to purchase another annuity contract, the IRS might treat the two contracts as one contract. In addition, if you purchase two or more Non-Qualified deferred annuity contracts from the same company (or its affiliates) during any calendar year, these contracts are treated as one contract. The effects of this aggregation are not always clear. However, it could affect the taxable amount of an annuity payment or withdrawal and the amount which might be subject to the 10% penalty tax.


7. EXCHANGE OF ANNUITY CONTRACTS

We may issue the Contract in exchange for all or part of another annuity contract that you own. Such an exchange will be tax free if certain requirements are satisfied. If the exchange is tax free, your investment in the contract immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any additional Purchase Payment made as part of the exchange. Your Contract Value immediately after the exchange may exceed your investment in the contract. That excess may be includible in income should amounts subsequently be withdrawn or distributed from the Contract (e.g., as a partial surrender, full surrender, annuity income payment, or death benefit). If you exchange part of an existing annuity contract for the Contract, the IRS might treat the two contracts as one annuity contract in certain circumstances. (See "Aggregation of Contracts") You should consult your tax adviser in connection with an exchange of all or part of an annuity contract for the Contract.


8. PARTIAL ANNUITIZATION

Under a tax provision enacted in 2010, if part of an annuity contract's value is applied to an annuity option that provides payments for one or more lives or for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this "partial annuitization" treatment and, if you apply only part of the value of the Contract to a payment option, we will treat those payments as withdrawals for tax purposes.


D. QUALIFIED PLANS

Currently, the Contracts are also available for use in connection with retirement plans which receive favorable treatment under Sections 401, 403, 408, 408A or 457 of the Code. Contracts offered for use in connection with retirement plans that receive favorable treatment under Sections 401, 403, 408, 408A or 457 of the Code ("Qualified Plans") are referred to as "Qualified Contracts." Numerous special tax rules apply to the participants in Qualified Plans and to Qualified Contracts. We make no attempt in this Prospectus to provide more than general information about use of the Contract with the various types of Qualified Plans. PERSONS INTENDING TO USE THE CONTRACT IN CONNECTION WITH QUALIFIED PLANS SHOULD CONSULT A TAX ADVISER.



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Under the Code, qualified plans generally enjoy tax-deferred accumulation amounts invested in the plan. Therefore, in considering whether or not to purchase a Contract in a qualified plan, you should consider the Contract's features other than tax deferral, including the availability of lifetime annuity payments.

The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan. For example, for both withdrawals and annuity payments under certain Qualified Contracts, there may be no "investment in the contract" and the total amount received may be taxable. Both the amount of the contribution that may be made, and the tax deduction or exclusion that you may claim for such contribution, are limited under Qualified Plans. If the Contract is used with a Qualified Plan, you and the Annuitant must be the same individual. If a joint Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. Also, if a joint Annuitant is named who is not the Annuitant's spouse, the Annuity Options which are available may be limited, depending on the difference in their ages. Furthermore, the length of any guarantee period may be limited in some circumstances to satisfy certain minimum distribution requirements under the Code.

Qualified Contracts are subject to special rules specifying the time at which distributions must begin and the amount that must be distributed each year. In the case of Individual Retirement Annuities, distributions of minimum amounts must generally begin by April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2. The required beginning date for 401, 403 and 457 plans is the April 1 of the calendar year following the later of the year in which the Owner attains age 70 1/2 or retires. There are no required minimum distributions during the Owner's lifetime under Roth IRAs. An excise tax is imposed for the failure to comply with the minimum distribution requirements. This excise tax generally equals 50% of the amount by which a minimum required distribution exceeds the actual distribution. The death benefit or other optional benefits under your Contract may affect the amount of the minimum required distribution that must be taken from your Contract.

A 10% penalty tax may apply to the taxable amount of payments from Qualified Contracts. For Individual Retirement Annuities, the penalty tax does not apply, for example, to a payment:

      - received after you reach age 59 1/2,

      - received after your death or because of your disability, or

      - made as a series of substantially equal periodic payments (at least annually) for your life (or life expectancy) or for the joint lives (or joint life expectancies) of you and your designated Beneficiary.

In addition, the penalty tax does not apply to certain distributions used for qualified first time home purchases, higher education expenses or qualified military reservist distributions. Special conditions must be met to qualify for these exceptions. If you wish to take a distribution for these purposes you should consult your tax adviser. Other exceptions may also be available.

Qualified Contracts are amended to conform to tax qualification requirements. However, you are cautioned that the rights of any person to any benefits under Qualified Plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract. In addition, we are not bound by terms and conditions of Qualified Plans if they are inconsistent with the Contract.


1. QUALIFIED PLAN TYPES

INDIVIDUAL RETIREMENT ANNUITIES.    The Code permits eligible individuals to
contribute to an individual retirement annuity known as an "IRA." IRAs limit the amounts contributed, the persons eligible and the time when distributions start. Also, subject to direct rollover and mandatory withholding requirements, distributions from other types of qualified plans generally may be "rolled over" on a tax-deferred basis into an IRA. The Contract may not fund a "Coverdell Education Savings Account" (formerly known as an "Education IRA").



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Distributions that are rolled over to an IRA within 60 days are not immediately taxable, however only one such rollover is permitted each year. Beginning in 2015, an individual can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned. The limit will apply by aggregating all of an individual's IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This limit does not apply to direct trustee-to-trustee transfers or conversions to Roth IRAs.

SIMPLIFIED EMPLOYEE PENSIONS (SEP IRAS).    The Code allows employers to
establish simplified employee pension plans, using the employees' IRAs. Under these plans the employer may make limited deductible contributions on behalf of the employees to IRAs. Employers and employees intending to use the Contract in connection with these plans should consult a tax adviser.

SIMPLE IRAS.    The Code permits certain small employers to establish "SIMPLE retirement accounts," including SIMPLE IRAs, for their employees. Under SIMPLE IRAs, certain deductible contributions are made by both employees and employers. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. Employers and employees intending to use the Contract in connection with these plans should consult a tax adviser.

ROTH IRAS.    The Code permits contributions to an IRA known as a "Roth IRA."
Roth IRAs differ from other IRAs in certain respects, including:

      - Roth IRA contributions are never deductible,

      - "qualified distributions" from a Roth IRA are excludable from income,

      - mandatory distribution rules do not apply before death,

      - a rollover to a Roth IRA must be a "qualified rollover contribution," under the Code,

      - special eligibility requirements apply, and

      - contributions to a Roth IRA can be made after the Owner has reached age 70 1/2.

All or part of an IRA may be converted into a Roth IRA without taking an actual distribution. You may convert by notifying the IRA issuer or trustee. A conversion typically results in the inclusion of some or all of the IRA value in gross income, except that the 10% penalty tax does not apply on the conversion.

Any "qualified distribution", as defined in Code Section 408A, from a Roth IRA is excludible from gross income. A qualified distribution includes a distribution made after you reach age 59 1/2, after your death, because of your disability, or made to a first-time homebuyer. A qualified distribution can only be made after the first five tax years after the year for which you (or your spouse) made a contribution to any Roth IRA established for your benefit.

CORPORATE AND SELF-EMPLOYED ("H.R. 10" AND "KEOGH") PENSION AND PROFIT-SHARING
PLANS.    The Code permits corporate employers to establish types of tax-favored retirement plans for employees. The Self-Employed Individuals Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh" permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the Contracts in order to provide benefits under the plans. Employers intending to use the Contract in connection with such plans should seek competent advice.

TAX-SHELTERED ANNUITIES.    Code Section 403(b) permits public school employees
and employees of certain types of charitable, educational and scientific organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the amount of Purchase Payments from taxable gross income. These annuity contracts are commonly referred to as "tax-sheltered annuities". If you purchase a Contract for such purposes, you should seek competent advice as to eligibility, limitations on permissible amounts of Purchase Payments and other tax consequences associated with the Contracts.



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Tax-sheltered annuity contracts must contain restrictions on withdrawals of:

      - contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;

      - earnings on those contributions; and

      - earnings after December 31, 1988 on amounts attributable to salary reduction contributions held as of December 31, 1988.

These amounts can be paid only if you have reached age 59 1/2, severed employment, died, or becomes disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). Amounts permitted to be distributed in the event of hardship are limited to actual contributions; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to Section 403(b)(7) custodial accounts may be subject to more stringent restrictions. (These limitations on withdrawals generally do not apply to the extent you direct us to transfer some or all of the Contract Value to the issuer of another tax-sheltered annuity or into a Section 403(b)(7) custodial account.)

For Contracts issued after December 31, 2008, amounts attributable to contributions other than salary reduction contributions generally may not be distributed before severance of employment or occurrence of an event specified in the employer's Section 403(b) plan.

Pursuant to new tax regulations, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that withdrawals, transfers, or surrenders you request from a 403(b) Contract comply with applicable tax requirements and decline that are not.

DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT
ORGANIZATIONS.    The Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for federal income tax purposes. Those who intend to use the Contracts in connection with such plans should seek competent advice.


2. DIRECT ROLLOVERS

If the Contract is used with a retirement plan that is qualified under Sections 401(a), 403(a), or 403(b) of the Code or with an eligible government deferred compensation plan that is qualified under Section 457(b), any "eligible rollover distribution" from the Contract will be subject to "direct rollover" and mandatory withholding requirements. An eligible rollover distribution generally is any distribution from such a qualified retirement plan, excluding certain amounts such as:

      - minimum distributions required under Section 401(a)(9) of the Code;

      - certain distributions for life, life expectancy, or for ten years or more which are part of a "series of substantially equal periodic payments;" and

      - hardship distributions.

Under these requirements, federal income tax equal to 20% of the taxable portion of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the Contract, discussed below, you cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if, instead of receiving the eligible rollover distribution, you (or your beneficiary) elect to have it directly transferred to certain types of qualified retirement plans. Prior to receiving an eligible rollover distribution, a notice will be provided explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct rollover.



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E. FEDERAL INCOME TAX WITHHOLDING

We withhold and send to the U.S. Government a part of the taxable portion of each distribution unless you notify us before distribution of an available election not to have any amounts withheld. In certain circumstances, we may be required to withhold tax. The withholding rates for the taxable portion of periodic annuity payments are the same as the withholding rates for wage payments. In addition, the withholding rate for the taxable portion of non-periodic payments (including withdrawals prior to the maturity date and conversions of, or rollovers from, non-Roth IRAs to Roth IRAs) is 10%. The withholding rate for eligible rollover distributions is 20%.


F. OTHER TAX ISSUES

1. FEDERAL ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES

While no attempt is being made to discuss the federal estate tax implications of the Contract in detail, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Under certain circumstances, the Code may impose a "generation skipping transfer tax" ("GST") when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.


2. MEDICARE TAX

Distributions from non-qualified annuity contracts will be considered "investment income" for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax advisor for more information.


3. ANNUITY PURCHASES BY RESIDENTS OF PUERTO RICO

The Internal Revenue Service has ruled that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.


4. ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.



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

5. FOREIGN TAX CREDITS

We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under federal tax law.


6. POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract. We have the right to modify the contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract Owners currently receive. We make no guarantee regarding the tax status of any contact and do not intend the above discussion as tax advice.




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                           STATEMENTS AND REPORTS

An Owner is sent a report semi-annually which provides certain financial information about the Underlying Funds. At least annually, the Company will furnish a statement to the Owner containing information about his or her Contract, including Accumulation Unit Values and other information as required by applicable law, rules and regulations. The Company will also send a confirmation statement to Owners each time a transaction is made affecting the Contract's Accumulated Value. (Certain transactions made under recurring payment plans such as Dollar Cost Averaging may in the future be confirmed quarterly rather than by immediate confirmations.) The Owner should review the information in all statements carefully. All errors or corrections must be reported to the Company immediately to assure proper crediting to the Contract. The Company will assume that all transactions are accurately reported on confirmation statements and other statements unless the Owner notifies the Service Office in writing within 30 days after receipt of the statement.


                      LOANS (QUALIFIED CONTRACTS ONLY)

Loans are available to Owners of TSA Contracts (i.e., contracts issued under Section 403(b) of the Code) and to Contracts issued to plans qualified under Sections 401(a) and 401(k) of the Code. You must use a Company form to request a loan. You may obtain Company forms by calling 1-800-533-7881. Loans are subject to provisions of the Code and to applicable qualified retirement plan rules. Tax advisors and plan fiduciaries should be consulted prior to exercising loan privileges.

Loaned amounts will be withdrawn first from Sub-Account and Fixed Account values on a pro-rata basis until exhausted. Thereafter, any additional amounts will be withdrawn from the Guarantee Period Accounts (pro rata by duration and LIFO within each duration), subject to any applicable Market Value Adjustments. The maximum loan amount will be determined under the Company's maximum loan formula. The minimum loan amount is $1,000. Loans will be secured by a security interest in the Contract and the amount borrowed will be transferred to a loan asset account within the Company's General Account, where it will accrue interest at a specified rate below the then-current loan rate. Generally, loans must be repaid within five years or less, and repayments must be made quarterly and in substantially equal amounts. Repayments will be allocated pro rata in accordance with the most recent payment allocation, except that any allocations to a Guarantee Period Account will be allocated instead to the Sub-Account investing in the Goldman Sachs Government Money Market Fund.

While a loan is outstanding, you may continue to make purchase payments to the Contract through your 403(b) or qualified plan.




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

              ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

The Company reserves the right, subject to applicable law, to close Sub-Accounts to new investments or transfers, and to make substitutions for the shares of the funds that are held in the Sub-Accounts or that the Sub-Accounts may purchase. If the shares of any Underlying Funds no longer are available for investment or if, in the Company's judgment, further investment in any Underlying Fund should become inappropriate in view of the purposes of the Variable Account or the affected Sub-Account, the Company may withdraw the shares of that Underlying Fund and substitute shares of another registered open-end management company. The Company will not substitute any shares attributable to the Contract interest in a Sub-Account without notice to the Owner and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law. The Variable Account may, to the extent permitted by law, purchase other securities for other contracts or permit a conversion between contracts upon request by an Owner.

The Company also reserves the right to establish additional Sub-Accounts of the Variable Account, each of which would invest in shares corresponding to a new underlying fund or in shares of another investment company having a specified investment objective. Subject to applicable law and any required SEC approval, the Company may, in its sole discretion, establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new Sub-Accounts may be made available to existing Owners on a basis to be determined by the Company.

Shares of the Underlying Funds also are issued to separate accounts of the Company and its affiliates which issue variable life contracts ("mixed funding"). Shares of the Funds also are issued to other unaffiliated insurance companies ("shared funding"). It is conceivable that in the future such mixed funding or shared funding may be disadvantageous for variable life owners or variable annuity owners. Although neither the Company nor any of the underlying investment companies currently foresee any such disadvantages to either variable life owners or variable annuity owners, the Company and the respective trustees intend to monitor events in order to identify any material conflicts between such owners, and to determine what action, if any, should be taken in response thereto. If the trustees were to conclude that separate funds should be established for variable life and variable annuity separate accounts, the Company will bear the attendant expenses.

The Company reserves the right, subject to compliance with applicable law, to:

     (1) transfer assets from the Variable Account or any of its Sub-Accounts to another of the Company's separate accounts or Sub-Accounts having assets of the same class;

     (2) to operate the Variable Account or any Sub-Account as a management investment company under the 1940 Act or in any other form permitted by law;

     (3) to deregister the Variable Account under the 1940 Act in accordance with the requirements of the 1940 Act;

     (4) to substitute the shares of any other registered investment company for the Underlying Fund shares held by a Sub-Account, in the event that Underlying Fund shares are unavailable for investment, or if the Company determines that further investment in such Underlying Fund shares is inappropriate in view of the purpose of the Sub-Account;

     (5) to change the methodology for determining the net investment factor;

     (6)  to change the names of the Variable Account or of the Sub-Accounts;
          and

     (7) to combine with other Sub-Accounts or other Separate Accounts of the Company.

If any of these substitutions or changes are made, the Company may endorse the Contract to reflect the substitution or change, and will notify Owners of all such changes. In no event will the changes described above be made without notice to Owners in accordance with the 1940 Act.

                  CHANGES TO COMPLY WITH LAW AND AMENDMENTS

The Company reserves the right, without the consent of Owners, to make any change to provisions of the Contract to comply with, or give Owners the benefit of, any federal or state statute, rule or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Code and pertinent regulations or any state statute or regulation. Any such changes will apply uniformly to all Contracts that are affected. You will be given written notice of such changes.


                                VOTING RIGHTS

The Company will vote Underlying Fund shares held by each Sub-Account in accordance with instructions received from Owners and, after the Annuity Date, from the Annuitants. Each person having a voting interest in a Sub-Account will be provided with proxy materials of the Underlying Fund, together with a form with which to give voting instructions to the Company. Shares for which no timely instructions are received will be voted in proportion to the instructions which are received. The Company also will vote shares in a Sub-Account that it owns and which are not attributable to Contract in the same proportion. If the 1940 Act or any rules thereunder should be amended or if the present interpretation of the 1940 Act or such rules should change, and as a result the Company determines that it is permitted to vote shares in its own right, whether or not such shares are attributable to the Contract, the Company reserves the right to do so.

The number of votes which an Owner or Annuitant may cast will be determined by the Company as of the record date established by the Underlying Fund. During the accumulation period, the number of Underlying Fund shares attributable to each Owner will be determined by dividing the dollar value of the Accumulation Units of the Sub-Account credited to the Contract by the net asset value of one Underlying Fund share. During the annuity period, the number of Underlying Fund shares attributable to each Annuitant will be determined by dividing the reserve held in each Sub-Account for the Annuitant's Variable Annuity by the net asset value of one Underlying Fund share. Ordinarily, the Annuitant's voting interest in the Underlying Fund will decrease as the reserve for the Variable Annuity is depleted.


                                DISTRIBUTION


Global Atlantic Distributors LLC ("Global" or "Principal Underwriter"), a Delaware company located at One Financial Plaza, 755 Main Street, 24th Floor, Hartford, CT, 06103, is principal underwriter for the Policies. Global is a wholly-owned subsidiary of Global Atlantic (Fin) Company.


The Company paid commissions not to exceed 6.0% of payments to registered representatives who sold the contracts. Certain registered representatives may receive commissions not to exceed 6.0% on subsequent payments. Alternative commission schedules may be in effect that paid lower initial commission amounts based on payments, plus ongoing annual compensation of up to 1% of Accumulated Value. Certain managers were paid overriding commissions ranging up to no more than 2% of payments.

The Company intends to recoup commissions and other sales expenses through a combination of anticipated surrender charges and profits from the Company's General Account, which may include amounts derived from mortality and expense risk charges. Commissions paid on the Contract, including additional incentives or payments, do not result in any additional charge to Owners or to the Variable Account. Any surrender charges assessed on the Contract will be retained by the Company except for amounts it may pay to Global for services it performs and expenses it may incur as principal underwriter and general distributor.

                                LEGAL MATTERS

Currently, there are no legal proceedings to which we, the Separate Account or the Principal Underwriter is a party, or to which the assets of the Separate Account are subject, that are likely to have a material adverse effect on:

      - the Separate Account; or

      - the ability of the principal underwriter to perform its contract with the Separate Account; or

      - our ability to meet our obligations under the variable annuity contracts funded through the Separate Account.

In connection with the process of converting over 500,000 in-force life insurance policies (representing policies for the Company's subsidiaries First Allmerica Life Insurance Company and Accordia Life Insurance Company) from systems managed by Athene Holdings Limited to the platform of one of our third party service providers DXC, ("the Conversion") the Company's subsidiaries expect to incur a variety of litigation-related costs. The Company's subsidiaries have received formal and informal inquiries from state regulators concerning policyholder complaints and possible violations of state insurance laws, which may result in fines, monetary settlements or proceedings. The Company's subsidiaries have also received an indemnification notice related to regulatory matters and also have been named in lawsuits involving conversion-related issues and may face additional filed or threatened claims, including from policyholders or agents. Although the ultimate legal and financial responsibility cannot be estimated at this time and the actual future expenditures to address Conversion related matters may be materially different from the amount accrued or reserved, certain liabilities are probable and can be reasonably estimated. Accordingly, Global Atlantic has recorded litigation reserve in its consolidated financial statements.


                             FURTHER INFORMATION

A Registration Statement under the 1933 Act relating to this offering has been filed with the SEC. Certain portions of the Registration Statement and amendments have been omitted in this Prospectus pursuant to the rules and regulations of the SEC. The omitted information may be obtained from the SEC's principal office in Washington, D.C., upon payment of the SEC's prescribed fees.

                                 APPENDIX A

                  MORE INFORMATION ABOUT THE FIXED ACCOUNT

Because of exemption and exclusionary provisions in the securities laws, interests in the Fixed Account are not generally subject to regulation under the provisions of the Securities Act of 1933 or the Investment Company Act of 1940. Disclosures regarding the fixed portion of the annuity contract and the Fixed Account may be subject to the provisions of the Securities Act of 1933 concerning the accuracy and completeness of statements made in the Prospectus. The disclosures in this APPENDIX A have not been reviewed by the Securities and Exchange Commission.

The Fixed Account is part of the Company's General Account which is made up of all of the general assets of the Company other than those allocated to separate accounts. Allocations to the Fixed Account become part of the assets of the Company and are used to support insurance and annuity obligations. The General Account is not segregated or insulated from the claims of the insurance company's creditors. Any amounts allocated to the Fixed Account or amounts that we guarantee in excess of your Contract Value are subject to our financial strength and claim's paying ability, and are subject to the risk that the insurance company may not be able to cover, or may default on, its obligations under those guarantees. A portion or all of net payments may be allocated to accumulate at a fixed rate of interest in the Fixed Account. Such net amounts are guaranteed by the Company as to principal and a minimum rate of interest. Currently, the Company will credit amounts allocated to the Fixed Account with interest at an effective annual rate of at least 3%, compounded daily. Additional "Excess Interest" may or may not be credited at the sole discretion of the Company.

If a Contract is surrendered, or if an amount in excess of the Withdrawal Without Surrender Charge is withdrawn while the Contract is in force and before the Annuity Date, a surrender charge is imposed if such event occurs before the payments attributable to the surrender or withdrawal have been credited to the Contract for at least nine full Contract years.

TRANSFERS TO OR FROM THE FIXED ACCOUNT.    Transfers to or from the Fixed
Account are subject to the Company's then-current rules on Disruptive Trading, as may be amended from time to time. In addition, the Company reserves the right to impose reasonable rules on transfers, including but not limited to the frequency, timing, and amount of transfers to or from the Fixed Account. The Company reserves the right to amend its Disruptive Trading and/or other transfer rules in its sole discretion. Certain states may also impose restrictions on payments and transfers to the Fixed Account.

                                 APPENDIX B

              SURRENDER CHARGES AND THE MARKET VALUE ADJUSTMENT


PART 1: SURRENDER CHARGES

FULL SURRENDER--Assume a payment of $50,000 is made on the issue date and no additional payments are made. Assume there are no withdrawals and that the Withdrawal Without Surrender Charge Amount is equal to the greater of 10% of the current Accumulated Value or the accumulated earnings in the Contract. The table below presents examples of the surrender charge resulting from a full surrender, based on Hypothetical Accumulated Values.


                                                                WITHDRAWAL
                                              HYPOTHETICAL        WITHOUT       SURRENDER
                                               ACCUMULATED       SURRENDER       CHARGE     SURRENDER
CONTRACT YEAR                                     VALUE        CHARGE AMOUNT   PERCENTAGE    CHARGE
--------------------------------------------  -------------  ---------------   ----------  ----------
1...........................................   $ 54,000.00      $5,400.00         8%       $3,888.00
2...........................................     58,320.00       8,320.00         8%        4,000.00
3...........................................     62,985.60      12,985.60         7%        3,500.00
4...........................................     68,024.45      18,024.45         6%        3,000.00
5...........................................     73,466.40      23,466.40         5%        2,500.00
6...........................................     79,343.72      29,343.72         4%        2,000.00
7...........................................     85,691.21      35,691.21         3%        1,500.00
8...........................................     92,546.51      42,546.51         2%        1,000.00
9...........................................     99,950.23      49,950.23         1%          500.00
10..........................................    107,946.25      57,946.25         0%            0.00

WITHDRAWALS--Assume a payment of $50,000 is made on the issue date and no additional payments are made. Assume that the Withdrawal Without Surrender Charge Amount is equal to the greater of 10% of the current Accumulated Value or the accumulated earnings in the Contract and there are withdrawals as detailed below. The table below presents examples of the surrender charge resulting from withdrawals, based on Hypothetical Accumulated Value.


                                                                WITHDRAWAL
                                 HYPOTHETICAL                     WITHOUT       SURRENDER
                                  ACCUMULATED                    SURRENDER       CHARGE     SURRENDER
CONTRACT YEAR                        VALUE      WITHDRAWALS    CHARGE AMOUNT   PERCENTAGE    CHARGE
-------------------------------  ------------  ------------   --------------   ----------  ----------
1..............................   $54,000.00    $     0.00      $ 5,400.00        8%        $   0.00
2..............................    58,320.00          0.00        8,320.00        8%            0.00
3..............................    62,985.60          0.00       12,985.60        7%            0.00
4..............................    68,024.45     30,000.00       18,024.45        6%          718.53
5..............................    41,066.40     10,000.00        4,106.68        5%          294.67
6..............................    33,551.72      5,000.00        3,355.17        4%           65.79
7..............................    30,835.85     10,000.00        3,083.59        3%          207.49
8..............................    22,502.72     15,000.00        2,250.27        2%          254.99
9..............................     8,102.94          0.00          810.29        1%            0.00
10.............................     8,751.17          0.00        1,248.45        0%            0.00

PART 2: MARKET VALUE ADJUSTMENT

The market value factor is: [(1+i)/(1+j)]^(n/365) - 1

For purposes of the examples below:

     i = the guaranteed interest rate being credited to the guarantee period.

     j = the guaranteed interest rate on the date of surrender for the guarantee period with a duration equal to the number of years remaining in the current guarantee period, rounded to the next higher number of whole years.

     n = the number of days from the date of surrender to the expiration date of the guarantee period.

The following examples assume:

     1. The payment was allocated to a ten-year Guarantee Period Account with a Guaranteed Interest Rate of 8%.

     2. The date of surrender is seven years (2,555 days) from the expiration date.

     3. The value of the Guarantee Period Account is equal to $62,985.60 at the end of three years.

     4. No transfers or withdrawals affecting this Guarantee Period Account have been made.

     5. Surrender charges, if any, are calculated in the same manner as shown in the examples in Part 1.


NEGATIVE MARKET VALUE ADJUSTMENT (CAPPED)*

Assume that on the date of surrender, the current rate (j) is 11.00% or 0.11


      The market value factor                    =    [(1+i)/(1+j)]^(n/365) - 1

                                                 =    [(1+.08)/(1+.11)]^(2555/365) - 1

                                                 =    (.97297)^(7) - 1

                                                 =    - .17452

      The Market Value Adjustment                =    Maximum of the market value factor multiplied by the
                                                      withdrawal or the negative of the excess interest earned over 3%

                                                 =    Maximum ( - .17452  x  $62,985.60 or -$8,349.25)

                                                 =    Maximum ( - $10,992.38 or -$8,349.25)

                                                 =    $8,349.25


--------------------------------
* Capped takes into account the excess interest part of the Market Value Adjustment formula when the value produced is greater than the cap.

NEGATIVE MARKET VALUE ADJUSTMENT (UNCAPPED)**

Assume that on the date of surrender, the current rate (j) is 10.00% or 0.10


      The market value factor                    =    [(1+i)/(1+j)]^(n/365) - 1

                                                 =    [(1+.08)/(1+.10)]^(2555/365) - 1

                                                 =    (.98182)^(7) - 1

                                                 =    - .12054

      The Market Value Adjustment                =    the market value factor multiplied by the withdrawal

                                                 =    .12054  x  $62,985.60

                                                 =    - $7,592.11


--------------------------------
** Uncapped is a straight application of the Market Value Adjustment formula when the value produced is less than the cap.


POSITIVE MARKET VALUE ADJUSTMENT (CAPPED)*

Assume that on the date of surrender, the current rate (j) is 5.00% or 0.05


      The market value factor                    =    [(1+i)/(1+j)]^(n/365) - 1

                                                 =    [(1+.08)/(1+.05)]^(2555/365) - 1

                                                 =    (1.02857)^(7) - 1

                                                 =    .21798

      The Market Value Adjustment                =    Minimum of the market value factor multiplied by the
                                                      withdrawal or the excess interest earned over 3%

                                                 =    Minimum of (.21798  x  $62,985.60 or $8,349.25)

                                                 =    Minimum of ($13,729.78 or $8,349.25)

                                                 =    $8,349.25


--------------------------------
* Capped takes into account the excess interest part of the Market Value Adjustment formula when the value produced is greater than the cap.

POSITIVE MARKET VALUE ADJUSTMENT (UNCAPPED)**

Assume that on the date of surrender, the current rate (j) is 7.00% or 0.07


      The market value factor                    =    [(1+i)/(1+j)]^(n/365) - 1

                                                 =    [(1+.08)/(1+.07)]^(2555/365) - 1

                                                 =    (1.00935)^(7) - 1

                                                 =    .06728

      The Market Value Adjustment                =    the market value factor multiplied by the withdrawal

                                                 =    .06728  x  $62,985.60

                                                 =    $4,237.90


--------------------------------
** Uncapped is a straight application of the Market Value Adjustment formula when the value produced is less than the cap.

                                 APPENDIX C

                              THE DEATH BENEFIT


PART 1: DEATH OF THE ANNUITANT

DEATH BENEFIT ASSUMING NO WITHDRAWALS

Assume a payment of $50,000 is made on the issue date and no additional payments are made. Assume there are no withdrawals and that the Death Benefit Effective Annual Yield is equal to 5%. The table below presents examples of the Death Benefit based on the Hypothetical Accumulated Values.


                                      WITHDRAWAL
                      HYPOTHETICAL      MARKET                                            HYPOTHETICAL
                       ACCUMULATED       VALUE        DEATH        DEATH        DEATH         DEATH
CONTRACT YEAR             VALUE       ADJUSTMENT   BENEFIT (a)  BENEFIT (b)  BENEFIT (c)     BENEFIT
--------------------  -------------  ------------  -----------  -----------  -----------  -------------
1...................   $53,000.00      $  0.00     $53,000.00   $52,500.00   $50,000.00    $53,000.00
2...................    53,530.00       500.00      54,030.00    55,125.00    53,000.00     55,125.00
3...................    58,883.00         0.00      58,883.00    57,881.25    55,125.00     58,883.00
4...................    52,994.70       500.00      53,494.70    60,775.31    58,883.00     60,775.31
5...................    58,294.17         0.00      58,294.17    63,814.08    60,775.31     63,814.08
6...................    64,123.59       500.00      64,623.59    67,004.78    63,814.08     67,004.78
7...................    70,535.95         0.00      70,535.95    70,355.02    67,004.78     70,535.95
8...................    77,589.54       500.00      78,089.54    73,872.77    70,535.95     78,089.54
9...................    85,348.49         0.00      85,348.49    77,566.41    78,089.54     85,348.49
10..................    93,883.34         0.00      93,883.34    81,444.73    85,348.49     93,883.34

Death Benefit (a) is the Accumulated Value increased by any positive Market Value Adjustment. Death Benefit (b) is the gross payments accumulated daily at the Death Benefit Effective Annual Yield reduced proportionately to reflect withdrawals. Death Benefit (c) is the death benefit that would have been payable on the most recent Contract anniversary, increased for subsequent payments, and decreased proportionately for subsequent withdrawals.

The Hypothetical Death Benefit is equal to the greatest of Death Benefits (a),
(b), or (c).

DEATH BENEFIT ASSUMING WITHDRAWALS

Assume a payment of $50,000 is made on the issue date and no additional payments are made. Assume there are withdrawals as detailed in the table below and that the Death Benefit Effective Annual Yield is equal to 5%. The table below presents examples of the Death Benefit based on the Hypothetical Accumulated Values.


                                               HYPOTHETICAL                   WITHDRAWAL
                                                ACCUMULATED                  MARKET VALUE      DEATH
YEAR                                               VALUE       WITHDRAWALS    ADJUSTMENT    BENEFIT (a)
---------------------------------------------  ------------   ------------  -------------   -----------
1............................................   $53,000.00     $     0.00      $  0.00      $53,000.00
2............................................    53,530.00           0.00       500.00       54,030.00
3............................................     3,883.00      50,000.00         0.00        3,883.00
4............................................     3,494.70           0.00       500.00        3,994.70
5............................................     3,844.17           0.00         0.00        3,844.17
6............................................     4,228.59           0.00       500.00        4,728.59
7............................................     4,651.45           0.00         0.00        4,651.45
8............................................     5,116.59           0.00       500.00        5,616.59
9............................................     5,628.25           0.00         0.00        5,628.25
10...........................................       691.07       5,000.00         0.00          691.07

                                                                  DEATH        DEATH     HYPOTHETICAL
YEAR                                                           BENEFIT (b)  BENEFIT (c)  DEATH BENEFIT
-------------------------------------------------------------  -----------  -----------  -------------
1............................................................  $52,500.00   $50,000.00    $53,000.00
2............................................................   55,125.00    53,000.00     55,125.00
3............................................................    4,171.13     3,972.50      4,171.13
4............................................................    4,379.68     4,171.13      4,379.68
5............................................................    4,598.67     4,379.68      4,598.67
6............................................................    4,828.60     4,598.67      4,828.60
7............................................................    5,070.03     4,828.60      5,070.03
8............................................................    5,323.53     5,070.03      5,616.59
9............................................................    5,589.71     5,616.59      5,628.25
10...........................................................      712.70       683.44        712.70

Death Benefit (a) is the Accumulated Value increased by any positive Market Value Adjustment. Death Benefit (b) is the gross payments accumulated daily at the Death Benefit Effective Annual Yield reduced proportionately to reflect withdrawals. Death Benefit (c) is the death benefit that would have been payable on the most recent Contract anniversary, increased for subsequent payments, and decreased proportionately for subsequent withdrawals.

The Hypothetical Death Benefit is equal to the greatest of Death Benefits (a),
(b), or (c).

PART 2: DEATH OF THE OWNER WHO IS NOT THE ANNUITANT

Assume a payment of $50,000 is made on the issue date and no additional payments are made. Assume there are no withdrawals. The table below presents examples of the Death Benefit based on the Hypothetical Accumulated Values.

                                                          HYPOTHETICAL   HYPOTHETICAL
                                                           ACCUMULATED   MARKET VALUE    HYPOTHETICAL
YEAR                                                          VALUE       ADJUSTMENT     DEATH BENEFIT
--------------------------------------------------------  ------------   -------------   -------------
1.......................................................   $53,000.00       $  0.00       $53,000.00
2.......................................................    53,530.00        500.00        54,030.00
3.......................................................    58,883.00          0.00        58,883.00
4.......................................................    52,994.70        500.00        53,494.70
5.......................................................    58,294.17          0.00        58,294.17
6.......................................................    64,123.59        500.00        64,623.59
7.......................................................    70,535.95          0.00        70,535.95
8.......................................................    77,589.54        500.00        78,089.54
9.......................................................    85,348.49          0.00        85,348.49
10......................................................    93,883.34          0.00        93,883.34

The Hypothetical Death Benefit is the Accumulated Value increased by any positive Market Value Adjustment.

                                 APPENDIX D

                       CONDENSED FINANCIAL INFORMATION
               COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
                            SEPARATE ACCOUNT VA-K


THE FOLLOWING TABLES PROVIDE CONDENSED FINANCIAL INFORMATION FOR THE SUB-ACCOUNTS OF THE COMPANY FOR THE 10-YEAR PERIOD ENDING DECEMBER 31, 2018.



                                                         YEAR ENDED DECEMBER 31ST
                                       -----------------------------------------------------------
SUB-ACCOUNTS                              2018        2017        2016         2015        2014
-------------------------------------  ----------  ----------  -----------  ----------  ----------

GOLDMAN SACHS VIT EQUITY INDEX FUND
  (SERVICE SHARES)
Unit Value:
  Beginning of Period................       7.239       6.055        5.513       5.542       4.967
  End of Period......................       6.786       7.239        6.055       5.513       5.542
Number of Units Outstanding at End of
  Period (in thousands)..............   8,980.623   9,830.865   10,740.427  12,001.772  13,566.816
GOLDMAN SACHS VIT GLOBAL TRENDS
  ALLOCATION FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period................       1.277       1.146        1.114       1.201       1.172
  End of Period......................       1.204       1.277        1.146       1.114       1.201
Number of Units Outstanding at End of
  Period (in thousands)..............     125.048     163.048      199.626     233.692      61.643
GOLDMAN SACHS VIT GOVERNMENT MONEY
  MARKET FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period................       1.342       1.355        1.374       1.395       1.415
  End of Period......................       1.342       1.342        1.355       1.374       1.395
Number of Units Outstanding at End of
  Period (in thousands)..............  14,611.355  15,807.488   13,066.890  13,899.946  13,393.847
GOLDMAN SACHS VIT HIGH QUALITY
  FLOATING RATE FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period................       2.196       2.196        2.207       2.248       2.284
  End of Period......................       2.197       2.196        2.196       2.207       2.248
Number of Units Outstanding at End of
  Period in thousands)...............   3,683.738   4,110.743    4,468.155   5,069.975   5,758.545



                                                         YEAR ENDED DECEMBER 31ST
                                       ------------------------------------------------------------
SUB-ACCOUNTS                              2013         2012        2011        2010         2009
-------------------------------------  -----------  ----------  ----------  ----------  -----------

GOLDMAN SACHS VIT EQUITY INDEX FUND
  (SERVICE SHARES)
Unit Value:
  Beginning of Period................        3.823       3.358       3.348       2.956        2.376
  End of Period......................        4.967       3.823       3.358       3.348        2.956
Number of Units Outstanding at End of
  Period (in thousands)..............   15,337.884  16,918.081  19,613.211  22,190.905   25,376.629
GOLDMAN SACHS VIT GLOBAL TRENDS
  ALLOCATION FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period................        1.047         N/A         N/A         N/A          N/A
  End of Period......................        1.172       1.047         N/A         N/A          N/A
Number of Units Outstanding at End of
  Period (in thousands)..............        8.106      10.343         N/A         N/A          N/A
GOLDMAN SACHS VIT GOVERNMENT MONEY
  MARKET FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period................        1.436       1.457       1.478       1.500        1.520
  End of Period......................        1.415       1.436       1.457       1.478        1.500
Number of Units Outstanding at End of
  Period (in thousands)..............   15,235.383  16,132.012  18,259.678  21,624.950   22,501.192
GOLDMAN SACHS VIT HIGH QUALITY
  FLOATING RATE FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period................        2.308       2.278       2.174       2.097        1.999
  End of Period......................        2.284       2.308       2.278       2.174        2.097
Number of Units Outstanding at End of
  Period in thousands)...............    6,797.295   7,814.680   9,207.515  12,089.461   13,501.679



                                                           YEAR ENDED DECEMBER 31ST
                                       --------------------------------------------------------------
SUB-ACCOUNTS                               2018         2017         2016         2015        2014
-------------------------------------  -----------  -----------  -----------  -----------  ----------

EATON VANCE VT FLOATING-RATE
  INCOME FUND
Unit Value:
  Beginning of Period................        1.382        1.356        1.263        1.294       1.306
  End of Period......................        1.360        1.382        1.356        1.263       1.294
Number of Units Outstanding at End of
  Period (in thousands)..............    1,990.931    2,208.652    2,311.137    2,656.649   3,165.219
GLOBAL ATLANTIC BLACKROCK ALLOCATION
  PORTFOLIO (CLASS I)
Unit Value:
  Beginning of Period................       10.167       10.000          N/A          N/A         N/A
  End of Period......................        9.504       10.167          N/A          N/A         N/A
Number of Units Outstanding at End of
  Period (in thousands)..............    1,164.008      968.006          N/A          N/A         N/A
GLOBAL ATLANTIC BLACKROCK DISCIPLINED
  CORE PORTFOLIO (CLASS I)
Unit Value:
  Beginning of Period................       10.357       10.000          N/A          N/A         N/A
  End of Period......................        9.721       10.357          N/A          N/A         N/A
Number of Units Outstanding at End of
  Period (in thousands)..............   17,274.311    9,003.660          N/A          N/A         N/A
GLOBAL ATLANTIC BLACKROCK DISCIPLINED
  INTERNATIONAL CORE PORTFOLIO (CLASS I)
Unit Value:
  Beginning of Period................       10.177       10.000          N/A          N/A         N/A
  End of Period......................        8.545       10.177          N/A          N/A         N/A
Number of Units Outstanding at End of
  Period (in thousands)..............    5,608.218    2,796.334          N/A          N/A         N/A
GLOBAL ATLANTIC BLACKROCK DISCIPLINED
  MID CAP GROWTH PORTFOLIO (CLASS I)
Unit Value:
  Beginning of Period................       10.327       10.000          N/A          N/A         N/A
  End of Period......................        9.864       10.327          N/A          N/A         N/A
Number of Units Outstanding at End of
  Period (in thousands)..............    3,970.852    1,637.214          N/A          N/A         N/A



                                                         YEAR ENDED DECEMBER 31ST
                                       ----------------------------------------------------------
SUB-ACCOUNTS                              2013        2012        2011        2010        2009
-------------------------------------  ----------  ----------  ----------  ----------  ----------

EATON VANCE VT FLOATING-RATE
  INCOME FUND
Unit Value:
  Beginning of Period................       1.276       1.206       1.194       1.110       0.780
  End of Period......................       1.306       1.276       1.206       1.194       1.110
Number of Units Outstanding at End of
  Period (in thousands)..............   3,227.302   3,168.253   4,154.252   3,744.031   3,475.488
GLOBAL ATLANTIC BLACKROCK ALLOCATION
  PORTFOLIO (CLASS I)
Unit Value:
  Beginning of Period................         N/A         N/A         N/A         N/A         N/A
  End of Period......................         N/A         N/A         N/A         N/A         N/A
Number of Units Outstanding at End of
  Period (in thousands)..............         N/A         N/A         N/A         N/A         N/A
GLOBAL ATLANTIC BLACKROCK DISCIPLINED
  CORE PORTFOLIO (CLASS I)
Unit Value:
  Beginning of Period................         N/A         N/A         N/A         N/A         N/A
  End of Period......................         N/A         N/A         N/A         N/A         N/A
Number of Units Outstanding at End of
  Period (in thousands)..............         N/A         N/A         N/A         N/A         N/A
GLOBAL ATLANTIC BLACKROCK DISCIPLINED
  INTERNATIONAL CORE PORTFOLIO (CLASS I)
Unit Value:
  Beginning of Period................         N/A         N/A         N/A         N/A         N/A
  End of Period......................         N/A         N/A         N/A         N/A         N/A
Number of Units Outstanding at End of
  Period (in thousands)..............         N/A         N/A         N/A         N/A         N/A
GLOBAL ATLANTIC BLACKROCK DISCIPLINED
  MID CAP GROWTH PORTFOLIO (CLASS I)
Unit Value:
  Beginning of Period................         N/A         N/A         N/A         N/A         N/A
  End of Period......................         N/A         N/A         N/A         N/A         N/A
Number of Units Outstanding at End of
  Period (in thousands)..............         N/A         N/A         N/A         N/A         N/A



                                                           YEAR ENDED DECEMBER 31ST
                                       ---------------------------------------------------------------
SUB-ACCOUNTS                               2018        2017          2016         2015         2014
-------------------------------------  -----------  -----------  -----------  -----------  -----------

GLOBAL ATLANTIC BLACKROCK DISCIPLINED
  SMALL CAP PORTFOLIO (CLASS II)
Unit Value:
  Beginning of Period................       10.197       10.000          N/A          N/A          N/A
  End of Period......................        9.069       10.197          N/A          N/A          N/A
Number of Units Outstanding at End of
  Period (in thousands)..............      291.337        3.948          N/A          N/A          N/A
GLOBAL ATLANTIC BLACKROCK DISCIPLINED
  U.S. CORE PORTFOLIO (CLASS II)
Unit Value:
  Beginning of Period................       10.367       10.000          N/A          N/A          N/A
  End of Period......................        9.687       10.367          N/A          N/A          N/A
Number of Units Outstanding at End of
  Period (in thousands)..............      111.257       14.177          N/A          N/A          N/A
GLOBAL ATLANTIC BLACKROCK DISCIPLINED
  VALUE PORTFOLIO (CLASS I)
Unit Value:
  Beginning of Period................       10.417       10.000          N/A          N/A          N/A
  End of Period......................        9.447       10.417          N/A          N/A          N/A
Number of Units Outstanding at End of
  Period (in thousands)..............    6,969.144    7,692.851          N/A          N/A          N/A
GLOBAL ATLANTIC BLACKROCK HIGH
  YIELD PORTFOLIO (CLASS I)
Unit Value:
  Beginning of Period................        9.898       10.000          N/A          N/A          N/A
  End of Period......................        9.332        9.898          N/A          N/A          N/A
Number of Units Outstanding at End of
  Period (in thousands)..............    1,377.651    1,528.015          N/A          N/A          N/A
GLOBAL ATLANTIC GOLDMAN SACHS CORE
  FIXED INCOME PORTFOLIO (CLASS I)
Unit Value:
  Beginning of Period................        9.958       10.000          N/A          N/A          N/A
  End of Period......................        9.758        9.958          N/A          N/A          N/A
Number of Units Outstanding at End of
  Period (in thousands)..............    1,903.996           --          N/A          N/A          N/A



                                                           YEAR ENDED DECEMBER 31ST
                                       ---------------------------------------------------------------
SUB-ACCOUNTS                               2013         2012         2011         2010         2009
-------------------------------------  -----------  -----------  -----------  -----------  -----------

GLOBAL ATLANTIC BLACKROCK DISCIPLINED
  SMALL CAP PORTFOLIO (CLASS II)
Unit Value:
  Beginning of Period................          N/A          N/A          N/A          N/A          N/A
  End of Period......................          N/A          N/A          N/A          N/A          N/A
Number of Units Outstanding at End of
  Period (in thousands)..............          N/A          N/A          N/A          N/A          N/A
GLOBAL ATLANTIC BLACKROCK DISCIPLINED
  U.S. CORE PORTFOLIO (CLASS II)
Unit Value:
  Beginning of Period................          N/A          N/A          N/A          N/A          N/A
  End of Period......................          N/A          N/A          N/A          N/A          N/A
Number of Units Outstanding at End of
  Period (in thousands)..............          N/A          N/A          N/A          N/A          N/A
GLOBAL ATLANTIC BLACKROCK DISCIPLINED
  VALUE PORTFOLIO (CLASS I)
Unit Value:
  Beginning of Period................          N/A          N/A          N/A          N/A          N/A
  End of Period......................          N/A          N/A          N/A          N/A          N/A
Number of Units Outstanding at End of
  Period (in thousands)..............          N/A          N/A          N/A          N/A          N/A
GLOBAL ATLANTIC BLACKROCK HIGH
  YIELD PORTFOLIO (CLASS I)
Unit Value:
  Beginning of Period................          N/A          N/A          N/A          N/A          N/A
  End of Period......................          N/A          N/A          N/A          N/A          N/A
Number of Units Outstanding at End of
  Period (in thousands)..............          N/A          N/A          N/A          N/A          N/A
GLOBAL ATLANTIC GOLDMAN SACHS CORE
  FIXED INCOME PORTFOLIO (CLASS I)
Unit Value:
  Beginning of Period................          N/A          N/A          N/A          N/A          N/A
  End of Period......................          N/A          N/A          N/A          N/A          N/A
Number of Units Outstanding at End of
  Period (in thousands)..............          N/A          N/A          N/A          N/A          N/A



                                                          YEAR ENDED DECEMBER 31ST
                                       ---------------------------------------------------------------
SUB-ACCOUNTS                               2018         2017        2016         2015         2014
-------------------------------------  -----------  -----------  -----------  -----------  -----------

GLOBAL ATLANTIC GOLDMAN SACHS GLOBAL
  EQUITY INSIGHTS PORTFOLIO (CLASS II)
Unit Value:
  Beginning of Period................       10.257       10.000          N/A          N/A          N/A
  End of Period......................        9.050       10.257          N/A          N/A          N/A
Number of Units Outstanding at End of
  Period (in thousands)..............      351.124           --          N/A          N/A          N/A
GLOBAL ATLANTIC GOLDMAN SACHS LARGE CAP
  GROWTH INSIGHTS PORTFOLIO (CLASS I)
Unit Value:
  Beginning of Period................       10.277       10.000          N/A          N/A          N/A
  End of Period......................        9.733       10.277          N/A          N/A          N/A
Number of Units Outstanding at End of
  Period (in thousands)..............      694.175      296.021          N/A          N/A          N/A
GLOBAL ATLANTIC GOLDMAN SACHS MID CAP
  VALUE INSIGHTS PORTFOLIO (CLASS II)
Unit Value:
  Beginning of Period................       10.397       10.000          N/A          N/A          N/A
  End of Period......................        8.989       10.397          N/A          N/A          N/A
Number of Units Outstanding at End of
  Period (in thousands)..............    3,353.189      581.854          N/A          N/A          N/A
INVESCO V.I. GLOBAL HEALTH CARE FUND
  (SERIES I SHARES)
Unit Value:
  Beginning of Period................        2.154        1.887        2.162        2.127        1.803
  End of Period......................        2.142        2.154        1.887        2.162        2.127
Number of Units Outstanding at End of
  Period (in thousands)..............    1,450.038    1,614.224    1,804.720    1,961.979    3,199.275
MFS(R) UTILITIES SERIES (SERVICE CLASS)
Unit Value:
  Beginning of Period................        3.824        3.389        3.092        3.680        3.321
  End of Period......................        3.799        3.824        3.389        3.092        3.680
Number of Units Outstanding at End of
  Period (in thousands)..............      578.961      738.290      851.059      951.129    1,435.699



                                                          YEAR ENDED DECEMBER 31ST
                                       ---------------------------------------------------------------
SUB-ACCOUNTS                              2013         2012         2011          2010         2009
-------------------------------------  -----------  -----------  -----------  -----------  -----------

GLOBAL ATLANTIC GOLDMAN SACHS GLOBAL
  EQUITY INSIGHTS PORTFOLIO (CLASS II)
Unit Value:
  Beginning of Period................          N/A          N/A          N/A          N/A          N/A
  End of Period......................          N/A          N/A          N/A          N/A          N/A
Number of Units Outstanding at End of
  Period (in thousands)..............          N/A          N/A          N/A          N/A          N/A
GLOBAL ATLANTIC GOLDMAN SACHS LARGE CAP
  GROWTH INSIGHTS PORTFOLIO (CLASS I)
Unit Value:
  Beginning of Period................          N/A          N/A          N/A          N/A          N/A
  End of Period......................          N/A          N/A          N/A          N/A          N/A
Number of Units Outstanding at End of
  Period (in thousands)..............          N/A          N/A          N/A          N/A          N/A
GLOBAL ATLANTIC GOLDMAN SACHS MID CAP
  VALUE INSIGHTS PORTFOLIO (CLASS II)
Unit Value:
  Beginning of Period................          N/A          N/A          N/A          N/A          N/A
  End of Period......................          N/A          N/A          N/A          N/A          N/A
Number of Units Outstanding at End of
  Period (in thousands)..............          N/A          N/A          N/A          N/A          N/A
INVESCO V.I. GLOBAL HEALTH CARE FUND
  (SERIES I SHARES)
Unit Value:
  Beginning of Period................        1.302        1.093        1.067        1.028        0.817
  End of Period......................        1.803        1.302        1.093        1.067        1.028
Number of Units Outstanding at End of
  Period (in thousands)..............    2,795.850    2,864.495    2,583.177    3,051.769    3,480.735
MFS(R) UTILITIES SERIES (SERVICE CLASS)
Unit Value:
  Beginning of Period................        2.803        2.512        2.393        2.140        1.634
  End of Period......................        3.321        2.803        2.512        2.393        2.140
Number of Units Outstanding at End of
  Period (in thousands)..............    1,065.933    1,197.647    1,280.885    1,426.959    1,598.029



                                                         YEAR ENDED DECEMBER 31ST
                                       --------------------------------------------------------------
SUB-ACCOUNTS                              2018         2017         2016         2015        2014
-------------------------------------  ----------  -----------  -----------  -----------  -----------

OPPENHEIMER CONSERVATIVE BALANCED
  FUND/VA (SERVICE SHARES)
Unit Value:
  Beginning of Period................       1.429        1.331        1.287        1.298        1.220
  End of Period......................       1.331        1.429        1.331        1.287        1.298
Number of Units Outstanding at End of
  Period (in thousands)..............     529.988      611.608      548.034      490.982      564.751
OPPENHEIMER GLOBAL STRATEGIC INCOME
  FUND/VA (SERVICE SHARES)
Unit Value:
  Beginning of Period................       0.439        0.420        0.401        0.417        0.413
  End of Period......................       0.413        0.439        0.420        0.401        0.417
Number of Units Outstanding at End of
  Period (in thousands)..............   1,923.805    1,954.666    2,097.833    2,303.821    2,551.411
PIONEER REAL ESTATE SHARES VCT PORTFOLIO
  (CLASS II)
Unit Value:
  Beginning of Period................       4.013        3.942        3.780        3.670        2.852
  End of Period......................       3.657        4.013        3.942        3.780        3.670
Number of Units Outstanding at End of
  Period (in thousands)..............   1,112.249    1,157.584    1,378.438    1,588.388    1,850.230


                                                         YEAR ENDED DECEMBER 31ST
                                       -------------------------------------------------------------
SUB-ACCOUNTS                              2013         2012        2011         2010         2009
-------------------------------------  -----------  ----------  ----------  -----------  -----------

OPPENHEIMER CONSERVATIVE BALANCED
  FUND/VA (SERVICE SHARES)
Unit Value:
  Beginning of Period................        1.097       0.993       1.004        0.904        0.754
  End of Period......................        1.220       1.097       0.993        1.004        0.904
Number of Units Outstanding at End of
  Period (in thousands)..............      738.544     796.063   1,692.052    1,752.568    1,977.873
OPPENHEIMER GLOBAL STRATEGIC INCOME
  FUND/VA (SERVICE SHARES)
Unit Value:
  Beginning of Period................        0.421         N/A         N/A          N/A          N/A
  End of Period......................        0.413       0.421         N/A          N/A          N/A
Number of Units Outstanding at End of
  Period (in thousands)..............    3,048.329   3,227.077         N/A          N/A          N/A
PIONEER REAL ESTATE SHARES VCT PORTFOLIO
  (CLASS II)
Unit Value:
  Beginning of Period................        2.850       2.491       2.303        1.818        1.402
  End of Period......................        2.852       2.850       2.491        2.303        1.818
Number of Units Outstanding at End of
  Period (in thousands)..............    2,240.580   2,333.629   2,631.585    3,004.438    3,248.806

                                 APPENDIX E

   DISCONTINUATION OF THE MINIMUM GUARANTEED ANNUITY PAYOUT (M-GAP) RIDER

Effective January 31, 2002, the Company terminated the availability of the optional Minimum Guaranteed Annuity Payout (M-GAP) Rider. This termination does not affect M-GAP Riders issued prior to January 31, 2002 except that Owners who have previously elected the M-GAP Rider will not be able to purchase a new M-GAP Rider under the repurchase feature.

The M-GAP Rider provides a guaranteed minimum amount of fixed annuity lifetime income during the annuity payout phase, after a ten year or fifteen year waiting period, subject to the conditions described below. On each Contract anniversary a Minimum Guaranteed Annuity Payout Benefit Base (less any applicable premium taxes) is determined. The Minimum Guaranteed Annuity Payout Benefit Base is the value that will be annuitized should you exercise the Rider. In order to exercise the Rider, a fixed annuitization option involving a life contingency must be selected. Annuitization under this Rider will occur at the Company's guaranteed annuity option rates listed under the Annuity Option Tables in the Contract. The Minimum Guaranteed Annuity Payout Benefit Base is equal to the greatest of:

(a) the Accumulated Value increased by any positive Market Value Adjustment, if applicable, on the Contract Anniversary that the M-GAP Benefit Base is being determined;

(b) the Accumulated Value on the effective date of the Rider accumulated daily at an effective annual yield of 5% plus gross payments made thereafter accumulated daily at an effective annual yield of 5%, starting on the date each payment is applied, proportionately reduced to reflect withdrawals; or

(c) the highest Accumulated Value on any Contract anniversary since the Rider effective date, as determined after being increased for subsequent payments and any positive Market Value Adjustment, if applicable, and proportionately reduced for subsequent withdrawals.

For each withdrawal described in (b) and (c) above, the proportionate reduction is calculated by multiplying the (b) or (c) value, whichever is applicable, determined immediately prior to the withdrawal by the following fraction:

                          Amount of the withdrawal
        --------------------------------------------------------

           Accumulated Value determined immediately prior to the
                                 withdrawal

EXERCISING THE M-GAP RIDER.

      - The Owner may only exercise the M-GAP Rider within thirty days after any Contract anniversary following the expiration of a ten or fifteen-year waiting period from the effective date of the Rider.

      - The Owner may only annuitize under a fixed annuity payout option involving a life contingency as provided under "DESCRIPTION OF ANNUITY PAYOUT OPTIONS" in the Prospectus.

      - The Owner may only annuitize at the Company's guaranteed fixed annuity option rates listed under the Annuity Option Tables in the Contract.

TERMINATING THE M-GAP RIDER.

The Owner may not terminate the M-GAP Rider prior to the seventh Contract anniversary after the effective date of the Rider. The Owner may terminate the Rider at any time after the seventh Contract anniversary following the effective date of the Rider. The Rider will terminate automatically upon surrender of the Contract or the date that a death benefit is payable if the Contract is not continued under "THE SPOUSE OF THE OWNER AS BENEFICIARY" under DESCRIPTION OF THE CONTRACT in the Prospectus.

From time to time the Company may illustrate minimum guaranteed income amounts under the M-GAP Rider for individuals based on a variety of assumptions, including varying rates of return on the value of the Contract during the accumulation phase, annuity payout periods, annuity payout options and M-GAP Rider waiting periods. Any assumed rates of return are for purposes of illustration only and are not intended as a representation of past or future investment rates of return.

For example, the illustration below assumes an initial payment of $100,000 for an Annuitant age 60 (at issue) and exercise of an M-GAP Rider with a ten-year waiting period. The illustration assumes that no subsequent payments or withdrawals are made and that the annuity payout option is a Life Annuity With Payments Guaranteed for 10 Years. The values below have been computed based on a 5% net rate of return and are the guaranteed minimums that would be received under the M-GAP Rider. The minimum guaranteed benefit base amounts are the values that will be annuitized. Minimum guaranteed annual income values are based on a fixed annuity payout.


             CONTRACT                      MINIMUM                          MINIMUM
            ANNIVERSARY                  GUARANTEED                       GUARANTEED
            AT EXERCISE                 BENEFIT BASE                   ANNUAL INCOME(1)
         ----------------              ---------------              ----------------------
                10                        $162,889                          $12,153
                15                        $207,892                          $17,695


          ------------------
          (1) Other fixed annuity options involving a life contingency other than Life Annuity With Payments Guaranteed for 10 Years. See "DESCRIPTION OF ANNUITY PAYOUT OPTIONS" in the Prospectus.

The M-GAP Rider does not create Accumulated Value or guarantee performance of any investment option. Because this Rider is based on guaranteed actuarial factors, the level of lifetime income that it guarantees may often be less than the level that would be provided by applying the then current annuity factors. Therefore, the Rider should be regarded as providing a guarantee of a minimum amount of annuity income. As described above, withdrawals will reduce the benefit base.

                COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

                         COMMONWEALTH ANNUITY ADVANTAGE
                  EXECANNUITY PLUS 93 AND EXECANNUITY PLUS 91

         FLEXIBLE PAYMENT DEFERRED VARIABLE AND FIXED ANNUITY CONTRACTS
                                 FUNDED THROUGH
                     SUB-ACCOUNTS OF SEPARATE ACCOUNT VA-K

                  INVESTING IN SHARES OF THE UNDERLYING FUNDS


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE COMMONWEALTH ANNUITY ADVANTAGE AND EXECANNUITY PLUS PROSPECTUSES OF SEPARATE ACCOUNT VA-K DATED MAY 1, 2019 ("THE PROSPECTUSES"). THE PROSPECTUSES MAY BE OBTAINED FROM ANNUITY CLIENT SERVICES, COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY, PO BOX 758554, TOPEKA, KS 66675, TELEPHONE 1-800-533-7881.


                               DATED MAY 1, 2019

                               TABLE OF CONTENTS


GENERAL INFORMATION AND HISTORY                                               3

TAXATION OF THE CONTRACT, THE VARIABLE ACCOUNT AND THE COMPANY                4

SERVICES                                                                      4

UNDERWRITERS                                                                  5

ANNUITY BENEFIT PAYMENTS                                                      6

ENHANCED AUTOMATIC TRANSFER (DOLLAR COST AVERAGING) PROGRAM                   6

PERFORMANCE INFORMATION                                                       7

FINANCIAL STATEMENTS                                                         10

FINANCIAL STATEMENTS OF COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
AND SEPARATE ACCOUNT VA-K                                                   F-1

                        GENERAL INFORMATION AND HISTORY

The Company's principal office (the "Principal Office") was relocated to 20 Guest Street, Brighton, MA 02135, Telephone 508-460-2400.

Effective September 1, 2006, Allmerica Financial Life Insurance and Annuity Company was renamed Commonwealth Annuity and Life Insurance Company (the "Company"). The Company is a life insurance company organized under the laws of Delaware in July 1974. Prior to December 31, 2002, the Company was a wholly owned subsidiary of First Allmerica Financial Life Insurance Company ("First Allmerica)", which in turn was a direct subsidiary of Allmerica Financial Corporation ("AFC"). Effective December 31, 2002, the Company became a Massachusetts domiciled insurance company and a direct wholly-owned subsidiary of The Hanover Insurance Group ("THG," formerly Allmerica Financial Corporation). On December 30, 2005, THG completed the closing of the sale of the Company to The Goldman Sachs Group, Inc. ("Goldman Sachs"), 200 West Street, New York, NY 10282.


Effective April 30, 2013, Goldman Sachs completed the transfer of the common stock of the Company to Global Atlantic (Fin) Company, which is a wholly-owned indirect subsidiary of Global Atlantic Financial Group Limited ("Global Atlantic"). Currently, The Goldman Sachs Group, Inc. ("Goldman Sachs") owns approximately 21% of the ordinary shares of GAFG and third party investors, individuals and employees, none of whom owns more than 9.9%, own the remaining approximately 79% of ordinary shares.


The Company is subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, the Company is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate. In connection with the acquisition of the Company, Global Atlantic has provided certain written assurances to the Commissioner of the Massachusetts Division of Insurance (the "Commissioner"). More specifically, Global Atlantic agreed to make capital contributions to the Company, subject to a maximum of $250 million, if necessary to ensure that the Company maintains a risk-based capital ratio of at least 100%, pursuant to Massachusetts Insurance Law. Such assurances have been provided solely to the Commissioner by Global Atlantic, and terminate the sooner of 2018 or at such time as Goldman Sachs owns less than 10% of the outstanding voting securities of Global Atlantic. These assurances are not evidence of indebtedness or an obligation or liability of Global Atlantic, and do not provide Contract Owners with any specific rights or recourse against Global Atlantic. These assurances replaced substantially similar assurances that had been provided by Goldman Sachs.

                     TAXATION OF THE CONTRACT, THE VARIABLE
                            ACCOUNT AND THE COMPANY

The Company currently imposes no charge for taxes payable in connection with the contracts, other than for state and local premium taxes and similar assessments when applicable. The Company reserves the right to impose a charge for any other taxes that may become payable in the future in connection with the contracts or the Variable Account.

The Variable Account is considered to be a part of and taxed with the operations of the Company. The Company is taxed as a life insurance company under subchapter L of the Internal Revenue Code (the "Code"), and files a consolidated tax return with its parent and affiliated companies.

The Company reserves the right to make a charge for any effect which the income, assets or existence of the Contract or the Variable Account may have upon its tax. Such charge for taxes, if any, will be assessed on a fair and equitable basis in order to preserve equity among classes of Contract Owners ("Owners"). The Variable Account presently is not subject to tax.

                                    SERVICES

SERVICE PROVIDERS

CUSTODIAN OF SECURITIES. The Company serves as custodian of the assets of the Variable Account. Underlying Fund shares owned by the Sub-Accounts are held on an open account basis. A Sub-Account's ownership of Underlying Fund shares is reflected on the records of the Underlying Fund and is not represented by any transferable stock certificates.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP is the Company's Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP is located at 101 Seaport Boulevard, Boston, MA 02210.

MAIL ROOM AND ADMINISTRATIVE SERVICES. The Company has retained se2, LLC, an affiliate of Security Distributors, Inc., to provide systems, administrative, accounting, mailroom and lockbox services and other services to the Company. The principal administrative offices of se2, LLC. are located at One Security Benefit Place, Topeka, Kansas, 66636.


EXPERTS. The financial statements of the Company as of December 31, 2018 and 2017 and for each of the three years in the period ended December 31, 2018, and the financial statements of Separate Account VA-K of the Company as of December 31, 2018 and for the periods indicated, included in this Statement of Additional Information constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, the Company's independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.


The financial statements of the Company included herein should be considered only as bearing on the ability of the Company to meet its obligations under the Contract.

OTHER SERVICE ARRANGEMENTS

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE FUNDS. We and our distributor, Global Atlantic Distributors LLC, (the "Distributor") may receive payments from the Funds or their service providers (e.g., the investment adviser, administrator, distributor, and/or their affiliates). These payments may be used for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the Contract and, in our role as an intermediary, the Funds. We (and our affiliates) may profit from these payments.

The amount of payments we receive from the Funds' service providers is based on a percentage of the assets of the particular Fund attributable to the Contract as well as certain other variable insurance products that we and/or our affiliates may issue or administer. These percentages are negotiated and vary with each Fund. These payments may be derived, in whole or in part, from the investment advisory fee deducted from Fund assets. Contract Owners, through their indirect investment in the Funds, bear the costs of these investment advisory fees (see the Funds' prospectuses for more information). Some service providers may pay us significantly more than others and the amount we receive may be substantial. These percentages currently range from 0.03% to 0.25%, and as of the date of this prospectus, we are receiving payments from each Fund's service providers.

Additionally, certain of the Funds make payments to us or the Distributor under their distribution plans (12b-1 plans). The payment rates currently range from 0.16% to 0.25% based on the amount of assets invested in those Funds. Payments made out of the assets of the Funds will reduce the amount of assets that otherwise would be available for investment, and will reduce the return on your investment. The dollar amount of future asset based fees is not predictable because these fees are a percentage of the Fund's average net assets, which can fluctuate over time. If, however, the value of the Funds goes up, then so would the payment to us or to the Distributor. Conversely, if the value of the Fund goes down, payments to us or to the Distributor would decrease.

A Fund's service provider may provide us (or our affiliates) and/or broker dealers that sell the Contracts ("selling firms") with marketing support, may pay us (or our affiliates) and/or selling firms amounts to participate in national and regional sales conferences and meetings with the sales desks, and may occasionally provide us (or our affiliates) and/or selling firms with items of relatively small value, such as promotional gifts, meals, tickets, or other similar items in the normal course of business.

We and/or the Distributor also may directly or indirectly receive additional amounts or different percentages of assets under management from some of the Funds' service providers with regard to other variable insurance products we or our affiliates may issue or administer.

For details about the compensation payments we make in connection with the sale of the Contracts, see "DISTRIBUTION."

                                  UNDERWRITERS


Global Atlantic Distributors LLC, a Delaware company located at One Financial Plaza, 755 Main Street, 24th Floor, Hartford, CT 06103 ("Global Atlantic" or "Underwriter") is principal underwriter for the Contracts. Global Atlantic is a corporation organized and existing under the laws of the state of Delaware, and is a wholly-owned subsidiary of Global Atlantic (Fin) Company. Global Atlantic is a registered broker-dealer with the SEC, and a member of the Financial Industry Regulatory Authority ("FINRA"). The Company has effectively ceased issuing new Contracts except in connection with certain pre-existing contractual plans and programs.


The Company paid commissions, not to exceed 6.0% of payments, to registered representatives who sold the contracts. Certain registered representatives may receive commissions of up to 6.0% of subsequent purchase payments. However, alternative commission schedules may be in effect that paid lower initial commission amounts but with ongoing annual compensation of up to 1.0% of Accumulated Value.

Commissions paid by the Company do not result in any charge to Owners or to the Variable Account in addition to the charges described under CHARGES AND DEDUCTIONS in the Prospectus. The Company intends to recoup the commission and other sales expense through a combination of anticipated surrender, withdrawal and/or annuitization charges, profits from the Company's general account, including the investment earnings on amounts allocated to accumulate on a fixed basis in excess of the interest credited on fixed accumulations by the Company, and the profit, if any, from the mortality and expense risk charge.


The aggregate amounts of commissions paid to Global Atlantic for the years 2016, 2017 and 2018 were $1,245,571.99, $1,489,507.21, and $1,439,760.41, respectively. No commissions were retained by Global Atlantic for sales of all contracts funded by Separate Account VA-K (including contracts not described in the Prospectus) for the years 2016, 2017 and 2018.

                            ANNUITY BENEFIT PAYMENTS

The method by which the Accumulated Value under the Contract is determined is described in detail under "Computation of Values" in the Prospectus.

ILLUSTRATION OF VARIABLE ANNUITY BENEFIT PAYMENT CALCULATION USING HYPOTHETICAL EXAMPLE. The determination of the Annuity Unit value and the variable annuity benefit payment may be illustrated by the following hypothetical example: Assume an Annuitant has 40,000 Accumulation Units in a Variable Account, and that the value of an Accumulation Unit on the Valuation Date used to determine the amount of the first variable annuity benefit payment is $1.120000. Therefore, the Accumulated Value of the Contract is $44,800 (40,000 x $1.120000). Assume also that the Owner elects an option for which the first monthly payment is $6.57 per $1,000 of Accumulated Value applied. Assuming no premium tax or surrender charge, the first monthly payment would be $44.80 ($44,800 divided by $1,000) multiplied by $6.57, or $294.34.

Next, assume that the Annuity Unit value for the assumed interest rate of 3.5% per annum for the Valuation Date as of which the first payment was calculated was $1.100000. Annuity Unit values will not be the same as Accumulation Unit Values because the former reflect the 3.5% assumed interest rate used in the annuity rate calculations. When the Annuity Unit value of $1.100000 is divided into the first monthly payment the number of Annuity Units represented by that payment is determined to be 267.5818. The value of this same number of Annuity Units will be paid in each subsequent month under most options. Assume further that the net investment factor for the Valuation Period applicable to the next annuity benefit payment is 1.000190. Multiplying this factor by .999906 (the one-day adjustment factor for the assumed interest rate of 3.5% per annum) produces a factor of 1.000096. This then is multiplied by the Annuity Unit value on the immediately preceding Valuation Date (assumed here to be $1.105000). The result is an Annuity Unit value of $1.105106 for the current monthly payment. The current monthly payment then is determined by multiplying the number of Annuity Units by the current Annuity Unit value, or 267.5818 times $1.105106, which produces a current monthly payment of $295.71.

METHOD FOR DETERMINING COMMUTED VALUE ON VARIABLE ANNUITY PERIOD CERTAIN OPTIONS AND ILLUSTRATION USING HYPOTHETICAL EXAMPLE. The Contract offers both commutable and non-commutable fixed period certain annuity options and commutable variable period certain annuity options. A commutable option gives the Annuitant the right to exchange any remaining payments for a lump sum payment based on the commuted value. The Commuted Value is the present value of remaining payments calculated at 3.5% interest. The determination of the Commuted Value may be illustrated by the following hypothetical example.

Assume a commutable period certain option is elected. The number of Annuity Units upon which each payment is based would be calculated using the Surrender Value less any premium tax rather than the Accumulated Value. Assume this results in 250.0000 Annuity Units. Assume the Commuted Value is requested with 60 monthly payments remaining and a current Annuity Unit Value of $1.200000. Based on these assumptions, the dollar amount of remaining payments would be $300 a month for 60 months. The present value at 3.5% of all remaining payments would be $16,560.72.

          ENHANCED AUTOMATIC TRANSFER (DOLLAR COST AVERAGING) PROGRAM

To the extent permitted by law, the Company reserves the right to offer an Enhanced Automatic Transfer (Dollar Cost Averaging) Program from time to time. If an Owner elects automatic transfers while the enhanced program is in effect, the Company will credit an enhanced interest rate to eligible payments made to the Enhanced Automatic Transfer Program. Eligible payments:

      -     must be new payments to the Contract, including the initial payment,

      - must be allocated to the Fixed Account, which will be the source account,

      - must be automatically transferred out of the Fixed Account to one or more Sub-Accounts over a specified time period and

      -     will receive the enhanced rate while they remain in the Fixed
            Account.

Any new eligible payments made to an existing Enhanced Automatic Transfer program will start a new Enhanced Automatic Transfer program. In this case, the following rules apply:

      - The money remaining in the Fixed Account from the original program will be combined with the new eligible payment to determine the new monthly transfer amount.

      - The new monthly transfer amount will be transferred out of the Fixed Account in accordance with the allocation instructions specified for the new payment. If no allocation instructions are specified with the new eligible payment, the allocation instructions for the original eligible payment will be used. The new monthly transfer amount will be transferred out of the Fixed Account on a LIFO (last-in, first-out basis) to the selected Sub-Accounts on the date designated for the new eligible payment.

A new enhanced interest rate may be applied to the new eligible payment, while the money remaining in the Fixed Account from the original program will continue to receive the enhanced rate in effect at the time the older payment was received.

                            PERFORMANCE INFORMATION

Performance information for a Sub-Account may be compared, in reports and promotional literature, to certain indices described in the Prospectus under PERFORMANCE INFORMATION. In addition, the Company may provide advertising, sales literature, periodic publications or other material information on various topics of interest to Owners and prospective Owners. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer and account rebalancing), the advantages and disadvantages of investing in tax-deferred and taxable investments, customer profiles and hypothetical purchase and investment scenarios, financial management and tax and retirement planning, and investment alternatives to certificates of deposit and other financial instruments, including comparisons between the Contract and the characteristics of and market for such financial instruments. Total return data and supplemental total return information may be advertised based on the period of time that an Underlying Fund and/or an underlying Sub-Account have been in existence, even if longer than the period of time that the Contract has been offered. The results for any period prior to a Contract being offered will be calculated as if the Contract had been offered during that period of time, with all charges assumed to be those applicable to the Contract.

TOTAL RETURN

"Total Return" refers to the total of the income generated by an investment in a Sub-Account and of the changes of value of the principal invested (due to realized and unrealized capital gains or losses) for a specified period, reduced by the Sub-Account's asset charge and any applicable surrender charge which would be assessed upon complete withdrawal of the investment.

Total Return figures are calculated by standardized methods prescribed by rules of the Securities and Exchange Commission (the "SEC"). The quotations are computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending redeemable values, according to the following formula:

  P P(1 + T) TO THE POWER OF (n) =   ERV

                   Where:    P   =   a hypothetical initial payment to the
                                     Variable Account of $1,000
                             T   =   average annual total return
                             n   =   number of years
                           ERV   =   the ending redeemable value of the $1,000
                                     payment at the end of the specified period

The calculation of Total Return includes the annual charges against the assets of the Sub-Account. This charge is 1.45% on an annual basis. The calculation of ending redeemable value assumes (1) the Contract was issued at the beginning of the period, and (2) a complete surrender of the Contract at the end of the period. The deduction of the surrender charge, if any, applicable at the end of the period is included in the calculation, according to the following schedule:

      YEARS FROM DATE OF PAYMENT TO       CHARGE AS PERCENTAGE OF NEW
      DATE OF WITHDRAWAL                  PURCHASE PAYMENTS WITHDRAWN*
      -------------------------------   --------------------------------
                   0-2                                                 8%
                    3                                                  7%
                    4                                                  6%
                    5                                                  5%
                    6                                                  4%
                    7                                                  3%
                    8                                                  2%
                    9                                                  1%
                Thereafter                                             0%

--------
* Subject to the maximum limit described in the Prospectus.

No surrender charge is deducted upon expiration of the periods specified above. In each calendar year, a certain amount (withdrawal without surrender charge amount, as described in the Prospectus) is not subject to the surrender charge. The calculations of Total Return include the deduction of the $30 annual Contract fee.

SUPPLEMENTAL TOTAL RETURN INFORMATION

The Supplemental Total Return Information in this section refers to the total of the income generated by an investment in a Sub-Account and of the changes of value of the principal invested (due to realized and unrealized capital gains or losses) for a specified period reduced by the Sub-Account's asset charges. It is assumed, however, that the investment is NOT withdrawn at the end of each period.

The quotations of Supplemental Total Return are computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending values, according to the following formula:

    P(1 + T) TO THE POWER OF (n) =   EV

               Where:      P     =   a hypothetical initial payment to the
                                     Variable Account of $1,000
                           T     =   average annual total return
                           n     =   number of years
                           EV    =   the ending value of the $1,000 payment at
                                     the end of the specified period

The calculation of Supplemental Total Return reflects the 1.45% annual charge against the assets of the Sub-Accounts. The ending value assumes that the Contract is NOT surrendered at the end of the specified period, and therefore there is no adjustment for the surrender charge that would be applicable if the Contract was surrendered at the end of the period. The calculation of supplemental total return does not include the deduction of the $30 annual Contract fee.

PERFORMANCE TABLES. Quotations of average annual total return as shown in Table 1A are calculated in the manner prescribed by the SEC and show the percentage rate of return of a hypothetical initial investment of $1,000 for the most recent one, five and ten year period or for a period covering the time the Sub-Account has been in existence, if less than the prescribed periods. The calculation is adjusted to reflect the deduction of the annual Sub-Account asset charge of 1.45%, the $30 annual Contract fee the Underlying Fund charges and the surrender charge which would be assessed if the investment were completely withdrawn at the end of the specified period. Quotations of supplemental average total returns, as shown in Table 1B, are calculated in exactly the same manner and for the same periods of time except that they do not reflect the Contract fee and assume that the Contract is not surrendered at the end of the periods shown.

PERFORMANCE INFORMATION FOR ANY SUB-ACCOUNT REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT IN THE SUB-ACCOUNT DURING THE TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES AND RISK CHARACTERISTICS OF THE UNDERLYING FUND IN WHICH THE SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
            COMMONWEALTH ANNUITY ADVANTAGE AND EXECANNUITY PLUS `93

                                    TABLE 1A
                  AVERAGE ANNUAL TOTAL RETURNS OF SUB-ACCOUNT

    FOR PERIODS ENDING DECEMBER 31, 2018 AND SINCE INCEPTION OF SUB-ACCOUNT

                (ASSUMING COMPLETE WITHDRAWAL OF THE INVESTMENT)


                                                                                                 10 YEARS OR
                                                                                                    SINCE
                                                                                                  INCEPTION
                                                SUB-ACCOUNT       FOR YEAR                         OF SUB-
                                                 INCEPTION          ENDED                          ACCOUNT
                                                    DATE          12/31/18        5 YEARS         (IF LESS)
                                               --------------  --------------  --------------  --------------
Goldman Sachs Equity Index Fund                   01/09/06             -15.79             2.85           9.18
Goldman Sachs Global Trends Allocation Fund       05/22/12             -15.30            -3.52
Goldman Sachs High Quality Floating Rate Fund     01/09/06              -9.96            -4.94          -2.19
Goldman Sachs Government Money Market Fund        01/09/06              -9.98            -5.22          -5.03
Eaton Vance VT Floating Rate Income                5/1/01              -11.45            -3.24           3.58
Invesco V.I. Health Care Fund                     08/01/00             -10.51            -0.26           8.21
MFS(R)Utilities Series                             5/1/02              -10.60            -1.26           6.87
Oppenheimer Conservative Balanced Fund/VA          5/1/02              -16.40            -2.11           3.58
Oppenheimer Global Strategic Income Fund/VA        5/1/02              -15.49            -4.06           1.67
Pioneer Real Estate Shares VCT Portfolio           8/1/00              -18.23             1.70           8.37


                                    TABLE 1B
                   SUPPLEMENTAL AVERAGE ANNUAL TOTAL RETURNS

                      FOR PERIODS ENDING DECEMBER 31, 2018

                         SINCE INCEPTION OF SUB-ACCOUNT
         (ASSUMING NO WITHDRAWAL OF THE INVESTMENT AND NO CONTRACT FEE)


                                                                                                 10 YEARS OR
                                                                                                    SINCE
                                                                                                  INCEPTION
                                                SUB-ACCOUNT       FOR YEAR                         OF SUB-
                                                 INCEPTION          ENDED                          ACCOUNT
                                                    DATE          12/31/18        5 YEARS         (IF LESS)
                                               --------------  --------------  --------------  --------------
Goldman Sachs Equity Index Fund                    01/09/06             -6.26            6.44           11.07
Goldman Sachs Global Trends Allocation Fund       05/22/2012            -5.73            0.54              --
Goldman Sachs High Quality Floating Rate Fund      01/09/06              0.02           -0.77            0.95
Goldman Sachs Government Money Market Fund         01/09/06              0.00           -1.05           -1.23
Eaton Vance VT Floating Rate Income                 5/1/01              -1.58            0.81            5.71
Invesco V.I. Health Care Fund                       8/1/00              -0.57            3.50           10.12
MFS(R) Utilities Series                             5/1/02              -0.66            2.73            8.80
Oppenheimer Conservative Balanced Fund/VA           5/1/02              -6.91            1.75            5.84
Oppenheimer Global Strategic Income Fund/VA         5/1/02              -5.93           -0.01            4.06

YIELD AND EFFECTIVE YIELD - THE GOLDMAN SACHS GOVERNMENT MONEY MARKET
SUB-ACCOUNT


Set forth below is yield and effective yield information for the Goldman Sachs Government Money Market Sub-Account for the seven-day period ended December 31, 2018:



          ExecAnnuity Plus Contracts
          Yield                                          0.2862%
          Effective Yield                                0.2866%

          Commonwealth Annuity Advantage Contracts
          Yield                                          0.3341%
          Effective Yield                                0.3346%


The yield and effective yield figures are calculated by standardized methods prescribed by rules of the SEC. Under those methods, the yield quotation is computed by determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Sub-Account at the beginning of the period, dividing the difference by the value of the account at the beginning of the same period to obtain the base period return, and then multiplying the return for a seven-day base period by (365/7), with the resulting yield carried to the nearest hundredth of one percent.

The Goldman Sachs Money Market Sub-Account computes effective yield by compounding the unannualized base period return by using the formula:

   Effective Yield = [ (base period return + 1) TO THE POWER OF (365/7)] - 1

The calculations of yield and effective yield reflect the $30 annual Contract fee.

                              FINANCIAL STATEMENTS

Financial Statements are included for Commonwealth Annuity and Life Insurance Company and for its Separate Account VA-K.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED
DECEMBER 31, 2018, 2017 AND 2016 AND SUPPLEMENTAL INFORMATION
FOR THE YEAR ENDED DECEMBER 31, 2018

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

INDEX TO STATUTORY FINANCIAL STATEMENTS

 Report of Independent Auditors                                                    3-4
 Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus       5
 Statutory Statements of Operations                                                  6
 Statutory Statements of Changes in Capital and Surplus                              7
 Statutory Statements of Cash Flows                                                  8
 Notes to Financial Statements - Statutory Basis                                  9-55

 Supplementary Information                                                          56
 Supplemental Schedule of Selected Statutory Basis Financial Data                57-60
 Supplemental Schedule of Investment Risk Interrogatories                        61-65
 Summary Investment Schedule                                                        66

   [PWC_LOGO]

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors of Commonwealth Annuity and Life Insurance Company:

We have audited the accompanying statutory financial statements of Commonwealth Annuity and Life Insurance Company, which comprise the statutory statements of admitted assets, liabilities, capital and surplus as of December 31, 2018 and 2017, and the related statutory statements of operations, changes in capital and surplus, and of cash flows for the years ended December 31, 2018, 2017, and 2016.

MANAGEMENT'S RESPONSIBILITY FOR THE FINANCIAL STATEMENTS

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

AUDITORS' RESPONSIBILITY

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

BASIS FOR ADVERSE OPINION ON U.S. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

 PRICEWATERHOUSECOOPERS LLP, 101 SEAPORT BOULEVARD, SUITE 500, BOSTON, MA 02210
 T: (617)530 5000, F: (617) 530 5001, WWW.PWC.COM/US

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

ADVERSE OPINION ON U.S. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2018 and 2017, or the results of its operations or its cash flows for the years ended December 31, 2018, 2017, and 2016.

OPINION ON STATUTORY BASIS OF ACCOUNTING

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of the Company as of December 31, 2018 and 2017, and the results of its operations and its cash flows for the years ended December 31, 2018, 2017, and 2016, in accordance with the accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts described in Note 2.

OTHER MATTER

Our audit was conducted for the purpose of forming an opinion on the statutory-basis financial statements taken as a whole. The supplemental schedule of selected statutory basis financial data, supplemental schedule of investment risk interrogatories and summary investment schedule (collectively, the supplemental schedules) of the Company as of December 31, 2018 and for the year then ended are presented to comply with the National Association of Insurance Commissioners' Annual Statement Instructions and Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the statutory-basis financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the statutory-basis financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the statutory-basis financial statements taken as a whole.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
April 9, 2019

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES, CAPITAL AND SURPLUS AS OF DECEMBER 31, 2018 AND 2017

(DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)                                              NOTES           2018           2017
---------------------------------------------------------------------------------  --------------  -------------  -------------
ASSETS
Bonds                                                                                   3,4        $  11,030,397  $   4,892,872
Preferred stocks                                                                        3,4               12,131             --
Affiliated common stock                                                                 3,4            2,384,809      2,231,362
Unaffiliated common stock                                                               3,4               15,051         13,531
Mortgage loans                                                                          3,4            1,448,164        173,862
Other invested assets including receivables for securities                              3,4              550,253        429,223
Cash and short term investments                                                         3,4            1,022,117        329,319
Policy loans                                                                            3,4              284,893        302,207
Derivatives                                                                             3,4               57,470        181,989
                                                                                                   -------------  -------------
   Subtotal, cash and invested assets                                                                 16,805,285      8,554,365
Investment income due and accrued                                                                        125,584         45,827
Premiums due and deferred                                                                8                 3,187          3,536
Reinsurance receivable                                                                                   242,202         86,023
Net deferred tax asset                                                                   6                45,858         58,943
Current federal and foreign tax recoverable                                                                   --         31,265
Other assets                                                                            15                 2,412          8,887
Separate account assets                                                                 17             2,053,948      2,512,672
                                                                                                   -------------  -------------
   Total admitted assets                                                                           $  19,278,476  $  11,301,518
                                                                                                   =============  =============
LIABILITIES
Funds held under reinsurance treaties                                                              $  11,115,935  $   4,119,744
Aggregate reserve for life policies and contracts                                        9             1,944,885      1,210,240
Aggregate reserve for accident and health policies                                                            42             50
Deposit funds and other contract liabilities                                                             761,601        550,087
Claims payable                                                                                             7,495          8,792
Dividends payable to policyholders                                                                           542            574
Interest maintenance reserve                                                                              82,335         71,823
General expenses and commissions payable                                                                   7,073          7,538
Reinsurance payables                                                                                     400,998         95,160
Transfers from separate accounts due or accrued                                                          (32,075)       (44,065)
Taxes, licenses and fees payable                                                                           2,579          1,466
Asset valuation reserve                                                                                   52,671         39,717
Derivative collateral                                                                   3,4                9,900        138,230
Current federal income taxes payable                                                                       8,741             --
Other liabilities                                                                       15                42,240         74,966
Payable to parent, subsidiaries and affiliates, net                                                        8,471         44,276
Separate account liabilities                                                            17             2,053,948      2,512,672
                                                                                                   -------------  -------------
   Total liabilities                                                                               $  16,467,381  $   8,831,270
                                                                                                   -------------  -------------
CAPITAL AND SURPLUS
Common stock, $1,000 par value, 10,000 shares authorized, 2,526 shares issued
   and outstanding                                                                                         2,526          2,526
Paid in surplus                                                                                        1,420,011      1,290,011
Unassigned surplus                                                                                       568,513        557,666
Surplus notes                                                                                            820,000        620,000
Other                                                                                                         45             45
                                                                                                   -------------  -------------
   Total capital and surplus                                                            11             2,811,095      2,470,248
                                                                                                   -------------  -------------
   Total liabilities, capital, and surplus                                                         $  19,278,476  $  11,301,518
                                                                                                   =============  =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

STATUTORY STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

(DOLLARS IN THOUSANDS)                                                 NOTES           2018            2017           2016
-----------------------------------------------------------------  --------------  --------------  -------------  -------------
REVENUE
Premiums and annuity considerations                                                $    1,185,872  $      40,117  $     156,051
Net investment income                                                    4                516,110        582,907        423,850
Amortization of interest maintenance reserve                             4                  9,695         10,381         12,002
Commissions, expense allowances and reserve adjustments on
   reinsurance ceded                                                                      399,697         66,871         80,887
Investment management and administration fees from separate
   accounts                                                                                42,412         40,845         41,209
Policyholder fee income                                                                    39,977         49,848         41,550
Other income                                                            15                (20,200)         6,023         10,560
                                                                                   --------------  -------------  -------------
     Total revenue                                                                 $    2,173,563  $     796,992  $     766,109
BENEFITS AND EXPENSES
Benefits paid or provided for:
   Surrender benefits                                                                     358,448        620,938        289,079
   Annuity payments                                                                       140,777         32,400         36,692
   Death benefits                                                                          52,648         56,812         44,459
   Disability benefits                                                                      1,478          1,481          1,525
   Supplementary contracts                                                                     10             13            792
   Interest and other payments on policy funds                                             15,631          1,879            110
   Change in policy reserves, deposit funds and other contract
     liabilities                                                                          734,637       (505,673)      (179,255)
                                                                                   --------------  -------------  -------------
     Total benefits                                                                     1,303,629        207,850        193,402
Commissions on premiums, annuity considerations and deposit
   liabilities                                                                              5,536          5,645          6,070
Change in loading expenses                                               8                    (87)           (95)          (111)
Commissions and expense allowances on reinsurance assumed                                 426,500         52,723         67,093
General insurance expenses                                                                 91,279         81,105         67,142
Insurance taxes, licenses and fees                                       6                    218          3,955          2,067
Net transfers to/(from) separate accounts                               17                (63,346)       (49,340)        51,062
Change in reserve - modified coinsurance and funds withheld
   adjustment                                                                             438,126         56,663        192,841
                                                                                   --------------  -------------  -------------
     Total benefits and expenses                                                        2,201,855        358,506        579,566
                                                                                   --------------  -------------  -------------
Net income from operations before dividends,federal income taxes
   and realized capital gains                                                             (28,292)       438,486        186,543

Dividends to policyholders                                                                  1,308          1,377          1,561
                                                                                   --------------  -------------  -------------
Net income from operations before federal income taxes and
   realized capital gains                                                                 (29,600)       437,109        184,982
Federal and foreign income tax (benefit)                                 6                 37,185        (71,209)       (46,319)
                                                                                   --------------  -------------  -------------
Net income from operations before realized capital gains                                  (66,785)       508,318        231,301
Net realized capital (losses) / gains, net of tax and transfers
   to interest maintenance reserve                                                         47,619       (258,477)      (126,071)
                                                                                   --------------  -------------  -------------
Net income                                                                         $      (19,166)  $    249,841   $    105,230
                                                                                   ==============  =============  =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL  STATEMENTS

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

STATUTORY STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS
FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

                                                                                                                      TOTAL
                                       COMMON         PAID IN         SURPLUS                        UNASSIGNED      CAPITAL
(DOLLARS IN THOUSANDS)                 STOCK          SURPLUS          NOTES           OTHER          SURPLUS      AND SURPLUS
---------------------------------  --------------  --------------  --------------  --------------  -------------  -------------
Balance at December 31, 2015       $        2,526  $    1,172,648  $      255,000  $           45  $     731,323  $   2,161,542

   Net income                                  --              --              --              --        105,230        105,230
   Change in net unrealized
     capital gains                             --              --              --              --        (21,217)       (21,217)
   Unrealized foreign exchange
     capital loss                              --              --              --              --        (21,674)       (21,674)
   Change in net deferred
     income tax                                --              --              --              --        (36,287)       (36,287)
   Change in non-admitted
     assets                                    --              --              --              --         17,543         17,543
   Change in unauthorized
     reinsurance                               --              --              --              --           (977)          (977)
   Change in asset valuation
     reserve                                   --              --              --              --         (2,440)        (2,440)
   Change as a result of
     reinsurance                               --              --              --              --        (10,604)       (10,604)
   Dividend to stockholders                    --              --              --              --        (35,500)       (35,500)
                                   --------------  --------------  --------------  --------------  -------------  -------------
Balance at December 31, 2016                2,526       1,172,648         255,000              45        725,397      2,155,616

   Net income                                  --              --              --              --        249,841        249,841
   Change in net unrealized
     capital gains                             --              --              --              --       (188,540)      (188,540)
   Unrealized foreign exchange
     capital loss                              --              --              --              --         55,402         55,402
   Change in net deferred
     income tax                                --              --              --              --        (69,175)       (69,175)
   Change in non-admitted
     assets                                    --              --              --              --         (3,983)        (3,983)
   Change in unauthorized
     reinsurance                               --              --              --              --          1,060          1,060
   Change in asset valuation
     reserve                                   --              --              --              --          2,287          2,287
   Capital contribution                        --         117,363              --              --             --        117,363
   Change as a result of
     reinsurance                               --              --              --              --         (9,123)        (9,123)
   Change in surplus note                      --              --         365,000              --             --        365,000
   Dividend to stockholders                    --              --              --              --       (205,500)      (205,500)
                                   --------------  --------------  --------------  --------------  -------------  -------------
Balance at December 31, 2017                2,526       1,290,011         620,000              45        557,666      2,470,248

   Net income                                  --              --              --              --        (19,166)       (19,166)
   Change in net unrealized
     capital gains                             --              --              --              --        117,104        117,104
   Unrealized foreign exchange
     capital loss                              --              --              --              --             (6)            (6)
   Change in net deferred
     income tax                                --              --              --              --        (20,881)       (20,881)
   Change in non-admitted
     assets                                    --              --              --              --          9,097          9,097
   Change in unauthorized
     reinsurance                               --              --              --              --         (1,082)        (1,082)
   Change in asset valuation
     reserve                                   --              --              --              --        (12,954)       (12,954)
   Capital contribution                        --         130,000              --              --             --        130,000
   Change as a result of
     reinsurance                               --              --              --              --        (11,265)       (11,265)
   Change in surplus note                      --              --         200,000              --             --        200,000
   Dividend to stockholders                    --              --              --              --        (50,000)       (50,000)
                                   --------------  --------------  --------------  --------------  -------------  -------------
Balance at December 31, 2018       $        2,526  $    1,420,011  $      820,000  $           45  $     568,513  $   2,811,095
                                   ==============  ==============  ==============  ==============  =============  =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

STATUTORY STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

(DOLLARS IN THOUSANDS)                                                                 2018            2017           2016
---------------------------------------------------------------------------------  --------------  -------------  -------------
CASH FROM OPERATIONS
Premiums and annuity considerations                                                $    1,618,113  $      41,102  $     157,041
Net investment income                                                                     438,535        431,918        279,615
Other income                                                                              173,055        153,951        219,209
Claims, surrenders and other benefits                                                  (1,653,641)      (927,901)      (929,611)
Commissions and expenses paid                                                            (129,565)      (111,792)      (136,401)
Surplus note interest                                                                     (42,978)       (12,281)       (12,314)
Dividends paid to policyholders                                                            (1,341)        (1,409)        (1,609)
Net transfers from separate accounts                                                        4,334         22,697        (88,832)
Federal income taxes recovered / (paid)                                                    (1,592)        69,108         35,752
                                                                                   --------------  -------------  -------------
        Net cash from operations                                                          404,920       (334,607)      (477,150)
                                                                                   --------------  -------------  -------------
CASH FROM INVESTMENTS
Proceeds from investments sold, matured or repaid
   Bonds                                                                                4,853,315      1,891,563      1,957,638
   Stocks                                                                                      --             --         10,398
   Mortgage loans                                                                          83,328         65,564         81,688
   Other invested assets                                                                  197,857          7,652             --
   Derivatives                                                                            277,214        109,465        104,412
                                                                                   --------------  -------------  -------------
     Total investment proceeds                                                          5,411,714      2,074,244      2,154,136
Cost of investments acquired
   Bonds                                                                               (4,639,527)    (1,355,872)    (1,061,849)
   Stocks                                                                                 (30,000)       (76,628)      (106,400)
   Mortgage loans                                                                        (404,210)       (11,276)       (15,030)
   Derivatives                                                                           (102,869)      (299,599)      (196,854)
   Other invested assets                                                                 (298,693)       (14,614)       (11,124)
                                                                                   --------------  -------------  -------------
     Total cost of investments acquired                                                (5,475,299)    (1,757,989)    (1,391,257)
                                                                                   --------------  -------------  -------------
Net change in policy loans                                                                 17,314         18,944         13,636
                                                                                   --------------  -------------  -------------
        Net cash from investments                                                         (46,271)       335,199        776,515
                                                                                   --------------  -------------  -------------
CASH FROM FINANCING AND OTHER SOURCES
Surplus Notes, capital notes                                                              200,000             --             --
Capital and paid in surplus, less treasury stock                                          130,000         50,000             --
Dividends to stockholders                                                                 (50,000)      (205,500)       (35,500)
Net deposits / (withdrawals) on deposit type contracts                                    211,513        184,069        (14,928)
Increase (paydown) of repurchase agreement                                                     --             --       (182,118)
Net change in derivative collateral                                                      (128,330)        48,761          1,659
Other cash provided / (applied)                                                           (29,035)      (146,020)           480
                                                                                   --------------  -------------  -------------
        Net cash from financing and other sources                                         334,148        (68,690)      (230,407)
                                                                                   --------------  -------------  -------------
Net change in cash and short term investments                                             692,797        (68,098)        68,958
Beginning of the year                                                                     329,320        397,418        328,460
                                                                                   --------------  -------------  -------------
End of the year                                                                    $    1,022,117  $     329,320  $     397,418
                                                                                   ==============  =============  =============
SUPPLEMENTAL SCHEDULE OF NON-CASH OPERATING ACTIVITIES
   Non-cash premiums assumed                                                       $    5,845,928  $          --  $          --
   Non-cash premiums ceded on a funds withheld basis                                   (5,975,764)            --             --

SUPPLEMENTAL SCHEDULE OF NON-CASH INVESTING ACTIVITIES
   Dividends received from subsidiaries                                            $           --  $      90,760  $     148,816
   Capital paid in to subsidiaries                                                             --        (73,372)       (64,850)
   Non-cash transfer of assets                                                            437,054        355,111        168,998
   Assumption transfer of bonds                                                         6,426,998             --             --
   Assumption transfer of mortgages                                                       954,354             --             --

SUPPLEMENTAL SCHEDULE OF NON-CASH FINANCING ACTIVITIES
   Surplus note                                                                    $           --  $     365,000  $          --

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS
FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
(DOLLARS IN THOUSANDS)

1. ORGANIZATION AND NATURE OF OPERATIONS

Commonwealth Annuity and Life Insurance Company (the Company) is a stock life insurance company organized under the laws of the Commonwealth of Massachusetts. The Company insures and reinsures blocks of fixed and variable annuities, universal and variable universal life insurance, traditional life insurance and group retirement products.

As of December 29, 2017, the Company is a wholly-owned direct subsidiary of Global Atlantic (Fin) Company (FinCo). Prior to that date, the Company was owned by Forethought Services, LLC a 79% owner and by Finco, a 21% owner. FinCo is a partially owned subsidiary the Goldman Sachs Group, Inc. (GS).

The Company directly owns all of the outstanding shares of Accordia Life and Annuity Company (Accordia), an Iowa domiciled company, and First Allmerica Financial Life Insurance Company (FAFLIC), a Massachusetts domiciled company, and as of December 29, 2017 owns 100% of the outstanding shares of Forethought Life Insurance Company (FLIC), an Indiana domiciled insurance company and Forethought National Life Insurance Company (FNLIC), a Texas domiciled insurance company. Prior to that date, the Company owned 95% of FLIC and FNLIC.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements have been prepared in conformity with statutory accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts (MADOI), which differ in some respects from accounting principles generally accepted in the United Stated of America (GAAP). Prescribed statutory accounting practices (SAP) include publications of the National Association of Insurance Commissioners "Accounting Practices and Procedures Manual" (NAIC SAP), state laws, regulations and general administrative rules. The more significant of these differences are as follows:

   - Bonds which are "available-for-sale" or "trading" are carried at fair value under GAAP, and are carried at amortized cost under NAIC SAP, except for bonds in or near default which are carried at the lower of fair value or amortized cost under NAIC SAP;

   - Derivatives are carried at fair value. However, changes in unrealized capital gains and losses are not recognized in net income, but as changes to surplus;

   - The Asset Valuation Reserve (AVR) is required under NAIC SAP to offset potential credit-related investment losses on bonds, mortgage loans, stocks, real estate, and other invested assets. The AVR is recorded as a liability with changes in the reserve accounted for as direct increases or decreases in surplus. Under GAAP, no such reserve is required;

   - The Interest Maintenance Reserve (IMR) is required under NAIC SAP to defer recognition of realized gains and losses (net of applicable federal income taxes) on short and long term fixed income investments resulting from interest rate changes. The deferred gain and loss is amortized over the expected remaining life (maturity) of the investment sold. In the event that realized capital losses exceed gains on a cumulative basis, negative IMR is reclassified to a non-admitted asset. Under GAAP, no such reserve is required;

   - Policy acquisition costs, such as commissions, and other costs that are directly related to the successful efforts of acquiring new business are deferred under GAAP. Under NAIC SAP, such items are recorded as expenses when incurred;

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS
FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
(DOLLARS IN THOUSANDS)

   - Benefit reserves are determined using statutorily prescribed interest, morbidity and mortality assumptions under NAIC SAP, instead of using experience-based expense, interest, morbidity, mortality and voluntary withdrawal assumptions, with provision made for adverse deviation or the fair value method as elected with the closed block and no lapse guarantee products under GAAP;

   - Under NAIC SAP, amounts recoverable from reinsurers for unpaid losses are not recorded as assets, but as offsets against the respective policyholder liabilities. Under GAAP, amounts recoverable from reinsurers for unpaid losses are recorded as assets and not offset against the respective policyholder liabilities. Reinsurance balance amounts deemed to be uncollectible are written off through a charge to operations. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings;

   - Separate account assets and liabilities include guaranteed separate accounts, also referred to as market value adjusted annuities (MVA), where these are classified under the Company's General Account under GAAP;

   - Deferred income taxes, which provide for book/tax temporary differences, are charged directly to unassigned surplus under NAIC SAP, whereas under GAAP, they are included as a component of net income. Deferred tax assets are also subject to an admissibility test under NAIC SAP;

   - Under NAIC SAP, certain items are designated as "non-admitted" assets (such as furniture and equipment, prepaid expenses, bills receivable, computer system software, and agents' balance, etc.) and are excluded from assets by a direct charge to surplus. Under GAAP, such assets are carried on the balance sheet with appropriate valuation allowances;

   - Under GAAP acquisition accounting, an intangible asset can be assigned a value representing the cost to duplicate, create or replace the asset, assigned a finite life, and amortized accordingly. NAIC SAP does not recognize this type of transaction but recognizes any amount paid in excess of the subsidiary's underlying statutory capital and surplus as unamortized goodwill on the parent company's books. Goodwill is then amortized into unrealized capital gains and losses, on a straight line basis for a period which the acquiring entity benefits economically, not to exceed 10 years;

   - Under GAAP accounting, Value of Business Acquired (VOBA) represents the difference between estimated fair value of insurance and reinsurance contracts acquired in a business combination and the carrying value of the purchased in-force insurance contract liabilities. For most products, VOBA is amortized over the life of the policies in relation to the emergence of estimated gross profits from surrender charges, investment income, hedges, mortality, net of reinsurance ceded and expense margins and actual realized gains and losses on investments. For UL products with secondary guarantees, VOBA is amortized in relation to the emergence of death benefits, and for most traditional life products, VOBA is amortized in relation to the pattern of U.S. GAAP reserves. Under NAIC SAP, consideration in excess of the net book value of business acquired is recognized as a ceding commission. Ceding commission expenses are recognized in income on the date of the transaction. Ceding commission revenues are recognized as a separate surplus item on a net of tax basis and are subsequently amortized into income as earnings from the business emerge.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS
FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
(DOLLARS IN THOUSANDS)

   - Under NAIC SAP, revenues for annuity contracts and universal life policies consist of the entire premium received, and benefits incurred represent the total of death benefits paid, surrenders (net of surrender charges), and the change in policy reserves. Under GAAP, premiums received for annuity contracts and universal life that do not include significant mortality risk would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values. Charges for mortality expenses and surrenders for both types of policies would be recognized as revenue under GAAP;

   - Policyowner dividends are recognized when declared under NAIC SAP rather than over the term of the related policies as required by GAAP;

   - Under GAAP the Company has elected to carry the funds withheld assets at fair value while for statutory treatment the Company carries the funds withheld assets at amortized cost;

   - Under NAIC SAP, cash and short-term investments in the statements of cash flows represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less;

   - Investments in subsidiaries where the Company has the ability to exercise control are consolidated for GAAP reporting. Under NAIC SAP, the equity value of subsidiaries is recorded as other invested assets and investments in common stocks of affiliated entities;

   - Surplus notes are instruments which have characteristics of both debt and equity, and are subject to strict control by the reporting entity's domiciliary regulator. Under NAIC SAP, surplus notes issued by a reporting entity are classified as an increase to surplus, and accrued interest payable is recognized only when approval to pay such interest has been obtained by the regulator. Under GAAP, surplus notes are classified as debt, and interest payable is incurred on a straight-line basis.

   - Bond portfolios and associated liabilities comprising guaranteed separate accounts, also referred to as market value adjusted annuities, are included in separate accounts for NAIC SAP, whereas these are classified under the Company's general account under GAAP.

The effects on the financial statements of the variances between statutory and GAAP, although not readily determinable, are presumed to be material.

USE OF ESTIMATES

The preparation of financial statements in accordance with statutory accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ significantly from those estimates. Significant estimates included in the accompanying statutory basis financial statements are assumptions and judgments utilized in determining if declines in fair values of investments are other-than-temporary, valuation methods for infrequently traded securities and private placements, policy liabilities and accruals relating to legal and administrative proceedings and estimates to establish the reserves for future policy benefits.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS
FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
(DOLLARS IN THOUSANDS)

INVESTMENTS

BONDS

The NAIC classifies bonds into six quality categories. These categories range from 1 (the highest) to 5 (the lowest) for non-defaulted bonds, and category 6 for bonds in default. Bonds in default are required to be carried at the lower of amortized cost or NAIC fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Bonds and preferred stocks, excluding loan-backed and structured securities (LBASS), are stated at amortized cost using the modified scientific method, or fair value in accordance with the "Purposes and Procedures Manual (P & P Manual) of the NAIC Capital Markets and Investment Analysis Office" (CMIAO). Fair values are measured in accordance with the Statements of Statutory Accounting Principles (SSAP) No. 100 FAIR VALUE Measurements (SSAP No.100). Short-term investments are highly liquid investments readily convertible to cash, with maturities of greater than 90 days and less than one year at time of purchase and are reported at amortized cost.

LBASS are stated at amortized cost or fair value in accordance with the P & P Manual of the CMIAO. Prepayment assumptions are primarily obtained from external sources or internal estimates, and are consistent with the current interest rate and economic environment. The prospective adjustment method is used on most non-agency LBASS. Fair values are based on quoted market prices. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models, based on discounted cash flow analysis. The Company reviews securities at least quarterly for other-than-temporary impairments (OTTI) using current cash flow assumptions.

The NAIC has contracted with PIMCO and Blackrock, for non-agency Residential Mortgage Backed Securities (RMBS) and Commercial Mortgage Backed Securities
(CMBS), to provide expected loss information, which the Company must use to determine the appropriate NAIC designations for accounting, and risk-based capital (RBC) calculations.

PREFERRED STOCK

Preferred stocks are carried at cost or amortized costs except those rated NAIC class 4 or lower quality, which are carried at the lower of cost or fair value. Changes to preferred stock values are reported as an adjustment to surplus.

COMMON STOCK

Affiliated common stock is carried at statutory surplus plus any admitted goodwill established in accordance with SSAP No. 68, BUSINESS COMBINATIONS AND GOODWILL (SSAP No. 68) and SSAP No. 97, INVESTMENTS IN SUBSIDIARY, CONTROLLED, AND AFFILIATED ENTITIES (SSAP No. 97). Changes to statutory surplus of affiliates, net of amortization of goodwill, are reported as an adjustment to surplus.

MORTGAGE LOANS

Commercial mortgage loans and mezzanine real estate loans (real estate loans) acquired at a premium or discount are carried at amortized cost using the effective interest rate method. Real estate loans held by the Company are diversified by property type and geographic area throughout the United States. Real estate loans are considered impaired when it is probable that the Company will not collect amounts due according to the terms of the original loan agreement. The Company assesses the impairment of loans individually for all loans in the portfolio. The Company estimates the fair value of the underlying collateral using internal valuations generally based on discounted cash flow analyses.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS
FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
(DOLLARS IN THOUSANDS)

REPURCHASE AGREEMENTS

Repurchase agreements are accounted for in accordance with SSAP No. 103, TRANSFERS AND SERVICING OF FINANCIAL ASSETS AND EXTINGUISHMENT OF LIABILITIES (SSAP No. 103). The transactions are accounted for as collateralized borrowings in which the underlying securities continue to be reported as investments by the Company and the proceeds from the sale are recorded as a liability

FINANCIAL INSTRUMENTS AND DERIVATIVES

In the normal course of business, the Company enters into transactions involving various types of financial instruments including derivatives. Derivatives are instruments that derive their value from underlying asset prices, indices, reference rates and other inputs or a combination of these factors. Derivatives may be privately negotiated contracts, which are usually referred to as over-the-counter (OTC) derivatives, or they may be listed and traded on an exchange (exchange-traded). Exchange-traded equity futures are transacted through a regulated exchange. From time to time, futures contracts are terminated. The clearinghouse guarantees the performance of both counterparties, which mitigates credit risk.

The Company uses OTC and Listed derivatives to hedge its exposure to annuity and life insurance products, foreign investment, and macro-economic factors such as rates and equity. More specifically for General Business Hedges of rates and equity movements, the Company utilizes listed futures, OTC swaps & swaptions, OTC & listed options and TRS. Other block rate hedges utilize OTC swaps and listed futures. For the VA block the Company utilizes OTC swaps listed futures, OTC / Listed options. In accordance with SSAP No. 86, DERIVATIVES (SSAP No. 86), the Company has elected to account for these derivatives using the fair value method of accounting. Under such treatment, the derivatives are marked to market, with changes in fair value recorded as unrealized investment gains or losses. Upon termination, the unrealized investment gains and losses are reclassified to realized gains and losses in earnings. The Company values the OTC options utilizing the Black-Scholes and Heston models. The Company also compares the derivative valuations to the daily counterparty marks to validate the model outputs. The parties with whom the Company enters into OTC option contracts are highly rated financial institutions. Contracts are also fully supported by collateral, which minimizes the credit risk associated with such contracts.

POLICY LOANS

Policy loans are carried at unpaid principal balances.

OTHER INVESTED ASSETS

Other invested assets consist primarily of surplus note, life settlement policies and ownership interests in partnerships. The Company values these interests based upon the investment method and their proportionate share of the underlying GAAP equity of the investment.

CASH AND SHORT-TERM INVESTMENTS

Cash and short-term investments include cash on hand, amounts due from banks, and highly liquid short-term investments. The Company considers all investments with an original maturity of 90 days or less as cash equivalents. Cash equivalent investments are stated at amortized cost. The Company considers all investments with an original maturity of greater than 90 days and less than one year as short-term investments. Short-term investments are stated at amortized cost.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS
FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
(DOLLARS IN THOUSANDS)

INVESTMENT INCOME

Investment income is recognized on an accrual basis. Any investment income which is over 90 days past due is excluded from surplus. Investments in bonds that are delinquent are placed on non-accrual status, and thereafter interest income is recognized only when cash payments are received. Interest income on policy loans is recorded as earned using the contractually agreed upon interest rate and is included in accrued investment income until the policy's anniversary date at which point the interest is capitalized and added to principal.

CAPITAL GAINS AND LOSSES

Realized capital gains and losses are determined on the basis of specific identification and are recorded net of related federal income taxes. The AVR is established by the Company to provide for potential losses in the event of default by issuers of certain invested assets. These amounts are determined using a formula prescribed by the NAIC and are reported as a liability. The formula for the AVR provides for a corresponding adjustment for realized gains and losses.

Under a formula prescribed by the NAIC, the Company defers, to the IMR, the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the security.

The IMR liability establishes a reserve for realized gains and losses, net of tax, resulting from changes in interest rates on short and long term fixed income investments. The Company acquires IMR associated with certain assumed blocks of business through reinsurance transactions. Should realized capital losses exceed gains on a cumulative basis, the resulting negative IMR is reclassified to assets and is non-admitted. Net realized gains and losses charged to the IMR are amortized into revenue over the remaining life of the investment sold.

Dividends declared by or received from a subsidiary are recognized in investment income to the extent that these are not in excess of the affiliate's unassigned surplus. Dividends in excess of the affiliate's unassigned surplus are offset against the carrying amount of the investment.

Changes in non-admitted asset carrying amounts of bonds and mortgages on real estate are credited directly to unassigned surplus.

The Company evaluates mortgages for impairment based on the credit quality of the borrowers ability to pay, common stocks, which are primarily affiliated companies, based on the underlying financial condition of those companies, and joint ventures, partnerships and Limited Liability Companies (LLCs) when it is probable that it will be unable to recover the carrying amount of the investment or there is evidence indicating inability of the investee to sustain earnings that would justify the carrying value of the investment.

At least quarterly, management reviews impaired securities for OTTI. The Company considers several factors when determining if a security is other-than-temporarily impaired, including but not limited to the following: its intent and ability to hold the impaired security until an anticipated recovery in value; the issuer's ability to meet current and future principal and interest obligations for bonds; the length and severity of the impairment; and, the financial condition and near term and long-term prospects for the issuer. The review process involves monitoring market events that could impact issuers' credit ratings, business climate, management changes, litigation and government actions and other similar factors. The process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts and cash flow projections as indicators of credit issues. Additional factors are considered when evaluating the unique features that apply to certain structured securities, including but not limited to the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying loans or assets backing a particular security, and the payment priority with the tranche structure of the security.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS
FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
(DOLLARS IN THOUSANDS)

RECOGNITION OF PREMIUM INCOME AND ACQUISITION COSTS

Life premiums are recognized as income over the premium-paying period of the related polices. Annuity considerations are recognized as income when received. Deposits on deposit-type contracts, such as supplemental contracts, dividend accumulations, and premium and other deposit funds, are recorded as a liability when received. Health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Considerations for inforce block liabilities assumed are recognized as premium income when received. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

DEPOSIT ACCOUNTING

In accordance with SSAP No. 61R, LIFE, DEPOSIT-TYPE AND ACCIDENT AND HEALTH REINSURANCE (SSAP No. 61R) and Actuarial Guidance A791 "Life and Health Reinsurance Contracts", deposits and returns of deposits are recorded directly on the balance sheet with an offset to surplus, instead of carried through the Statements of Operations. Fee income and expenses are recorded as earned / incurred. The liabilities under applicable treaties are re-categorized as deposit liabilities rather than reserves, and any unpaid settlements are categorized as other payables or receivables rather than reinsurance payables / receivables.

REINSURANCE AND MODIFIED COINSURANCE AND FUNDS WITHHELD RESERVE ADJUSTMENT

Reinsurance premiums, commissions, expense reimbursement, claims, and claims adjustment expenses related to reinsured business are accounted for on a basis consistent with that used in accounting for the original policies issued and with the terms of the reinsurance contracts and are reported net of amounts ceded to other companies. A liability has been provided for unsecured policy reserves on reinsurance ceded to companies not authorized to assume business in the state of domicile. Changes in this liability are reported directly in unassigned surplus. Policy and contract liabilities ceded have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

In accordance with SSAP No. 61R, the cedant retains the assets supporting the ceded reserves for modified coinsurance or funds withheld coinsurance. The counterparties settle the statutory net income. The significant contributors to this settlement are transfers from separate accounts, change in statutory reserves, mark-to-market of the derivative portfolio and other investment returns.

POLICY AND CONTRACT CLAIMS

The liability for policy and contract claims is based on actual claims submitted but not paid on the statement date and an estimate of claims that had been incurred but not been reported on the statement date.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS
FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
(DOLLARS IN THOUSANDS)

INSURANCE RESERVES AND ANNUITY AND OTHER FUND RESERVES

RESERVING PRACTICES

Reserves for life insurance, annuities, and accident and health insurance are established in amounts adequate to meet the estimated future obligations of policies in force based upon accepted actuarial methods. These liabilities are computed based upon mortality, morbidity, withdrawal, and interest rate assumptions applicable to this coverage. Reserves for life insurance and annuity policies are computed using interest rates ranging from 2.5% to 6.5% for life insurance policies and 3.5% to 11.25% for annuity contracts. Mortality, morbidity, and withdrawal assumptions for all policies are based on industry standards and assumptions prescribed by statute. The assumptions vary by plan, age at issue, year of issue and duration.

For non-universal life plans and universal life accidental death and waiver of premium features, tabular interest, tabular less actual reserve released and tabular costs are calculated by formulas as set by the NAIC. For universal life, except for accidental death and waiver of premium features, tabular interest and tabular cost are equal to actual credits and charges to the policies. Tabular interest on funds not involving life contingencies is calculated by formula.

For individual life insurance, claim reserves are established equal to 100% of the benefit payable, net of amounts recoverable from reinsurers portfolio of life settlement policies and investments in partnerships.

Claim reserves are computed based on historical experience modified for expected trends in frequency and severity. Withdrawal characteristics of annuity and other fund reserves vary by contract. At December 31, 2018 and 2017, approximately 33.9% and 8.0% of the account value, respectively, of the contracts (included in both the general account and separate accounts of the Company) were not subject to discretionary withdrawal or were subject to withdrawal at book value less surrender charge.

The Company's variable annuity contracts contain guaranteed minimum death benefit (GMDB) features. Approximately 97% of the net amounts at risk of these contracts reduce the death benefit proportionately in the event of a partial withdrawal. For all variable annuity contracts, including those that reduce the death benefit on a dollar-for-dollar basis, reserves are calculated in accordance with the Commissioners Annuity Reserve Valuation Method (CARVM) and Actuarial Guideline 43 (CARVM for Variable Annuities).

WAIVER OF PREMIUMS, AND GROSS PREMIUMS LESS THAN NET PREMIUMS

The Company waives deduction of deferred fractional premiums at policyholder death and returns any portion of the final premium paid beyond the month of death. Surrender values are not promised in excess of the legally computed reserves.

As of December 31, 2018 and 2017, the Company had $91,245 and $97,187, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation required by the Commonwealth of Massachusetts.

Other increases reflect significant items for changes in adjustment from fund value to reserve for annuities and universal life insurance.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS
FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
(DOLLARS IN THOUSANDS)

Policy liabilities and accruals are based on the various estimates discussed above. Although the adequacy of these amounts cannot be assured, the Company believes that policy liabilities and accruals will be sufficient to meet future obligations of policies in force. The amount of liabilities and accruals, however, could be revised in the near term if the estimates discussed above are revised

SUBSTANDARD POLICIES

For universal life, extra premiums are assessed for substandard lives in addition to the standard mortality charges. Mean reserves include (1) the standard mean reserve plus (2) the excess of the mean reserve calculated using the appropriate multiple of the 1958 or 1980 CSO Mortality Table and/or the appropriate additional mortality charge per 1,000 and 4.5%, 5.5% or 6% interest over the standard mean reserve. In no event is the total reserve less than the policy's cash surrender value.

For other life products, extra premiums are assessed for substandard lives in addition to the standard gross premium. Mean reserves for policies and riders based on table ratings include (1) the regular mean reserve for the plan and (2) the excess, if any, of the mean reserve calculated using the appropriate multiple of the 1958 or 1980 CSO Mortality Table and 4.0%, 5.0% or 5.5% interest over the standard mean reserve. In the case of flat extra premium ratings, mean reserves are equal to (1) the regular mean reserve and (2) 1/2 of the net extra premium.

FEDERAL INCOME TAXES

Deferred federal income taxes are calculated as defined by SSAP No. 101, INCOME TAXES (SSAP No. 101). SSAP No. 101 establishes deferred tax assets and liabilities based on differences between statutory and tax bases of reporting. The deferred tax assets are then subject to an admissibility test, which can limit the amount of deferred tax assets that are recorded. The deferred federal income taxes result primarily from insurance reserves, policy acquisition expenses, ceding commissions, tax credit carryforwards, and net operating loss and capital loss carry forwards.

SEPARATE ACCOUNTS

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of certain variable annuity and variable life insurance contract holders. Assets consist principally of bonds, common stocks, mutual funds, and short-term obligations and are generally stated at fair value. The investment income gains and losses of these accounts generally accrue to the contract holders and therefore, are not included in the Company's net income. Appreciation and depreciation of the Company's interest in the separate accounts, including undistributed net investment income, is reflected as other income. The fair value of assets and liabilities held in separate accounts is based on quoted market prices. Separate account assets representing contract holder funds are measured at fair value and reported as a summary total in the Statements of Admitted Assets, Liabilities, Capital and Surplus, with an equivalent summary total reported for separate account liabilities.

The Company receives fees for assuming mortality and certain expense risks. Such fees are included in Other Income in the accompanying Statement of Operations. Reserves in the separate accounts for variable annuity contracts are provided in accordance with the Variable Annuity Commissioners' Annuity Reserve Valuation Method (VA CARVM) under Actuarial Guideline 43 (AG 43).

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS
FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
(DOLLARS IN THOUSANDS)

TRANSFERS FROM SEPARATE ACCOUNTS DUE OR ACCRUED, AND ACCRUED EXPENSE ALLOWANCE

The Company records a negative liability due from the separate accounts which primarily represents amounts that are held for policy account values in excess of statutory reserves, and certain other policy charges, including cost of insurance charges, administrative charges and guaranteed GMDB charges, partially offset by associated reinsurance credits. This negative liability due from the separate accounts also includes assumed and ceded business. Amounts held in excess of the statutory reserves cannot be transferred from the separate account unless the policy is terminated or the policy account value is withdrawn.

GUARANTY FUND ASSESSMENTS

Guaranty fund assessments are paid to various states. The assessments are amortized against the premium tax benefit period.

GOODWILL

As a result of the acquisitions of FLIC and Accordia, the Company recognized an asset for goodwill, which was accounted for based on the statutory purchase method.

RECENT ACCOUNTING STANDARDS

In March, 2018, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP No. 68 - BUSINESS COMBINATIONS AND GOODWILL (SSAP No. 68), which requires certain new disclosures related to goodwill. The Company has made such disclosures in these statements.

In May, 2018, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP No. 97 - INVESTMENTS IN SUBSIDIARY, CONTROLLED AND AFFILIATED ENTITIES (SSAP No. 97), clarifying accounting and reporting for companies whose SCA losses result in a zero, or negative, equity in an SCA. In those cases, the carry value of the investment shall be limited to zero and the company shall disclose the aggregate level of losses which represent its share in the investment. The Company has adopted this guidance and in the current period has no SCA losses to report.

In August, 2018, the NAIC Statutory Accounting Principles Working Group adopted revised guidelines for the Summary Investment Schedule, to better align the summary to underlying investments schedules presented in other parts of the financial statements. Adjustments have been made in the current year Summary Investment Schedule, and amounts on that schedule align more closely with amounts in the investments footnote, given the new definitions.

In November, 2018, as part of the Investment Classification Project, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP No. 30 - UNAFFILIATED COMMON STOCK (SSAP No. 30), expanding the definition of common stock to include closed end funds and unit investment trusts. At this time, the Company does not hold this type of investment.

In November, 2018, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP No. 72 - SURPLUS AND QUASI - REORGANIZATIONS (SSAP No.
72), clarifying accounting for distributions, particularly the distinction between dividends and returns of capital. The Company does not expect to experience any changes based on the new guidance.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS
FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
(DOLLARS IN THOUSANDS)

Effective for periods ending December 31, 2017, the Statutory Accounting Principles Working Group made amendments to SSAP No. 2R - CASH, CASH EQUIVALENTS, DRAFTS, AND SHORT-TERM INVESTMENTS, such that class one money market funds, which had previously been categorized as short-term investments, are prospectively categorized as cash equivalents. The Company has reflected such investments as cash equivalents in December 31, 2018 and 2017 balances.

In November, 2017, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP No. 100 - FAIR VALUE, to allow net asset value (NAV) per share as a practical expedient to fair value either when specifically named in a SSAP or when specific conditions exist. This revision adopts, with modification, applicable GAAP guidance, allowing consistency in reporting for when FASB allows use of NAV. This guidance is effective commencing January 1, 2018. The Company adopted the revisions to SSAP No. 100 as of January 1, 2018. These revisions had no impact to the Company's financial statements.

In June, 2017, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP No. 37 - MORTGAGE LOANS, which requires the disclosure to include both participant and a co-lender in a mortgage loan. This guidance was effective on the adoption date. The Company has no investments which were impacted by this guidance.

In April, 2017, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP No. 26R - BONDS, to remove SVO-identified instruments from the definition of a bond and provide separate guidance for these instruments. The Company shall report these at fair value, unless a systematic value approach is adopted. However, once a systematic approach is adopted the Company may not return to fair value. This guidance is effective commencing December 31, 2017. For the year ended December 31, 2017, the Company has elected to not use a systematic value measurement methodology. The Company elected to use a systematic value measurement methodology for such securities for the year ended December 31, 2018. This election had no impact on the Company's financial statements.

In April, 2017, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP No. 69 - STATEMENT OF CASH FLOW, to clarify the classification of certain cash receipts and cash payments. The Company must elect a method for classifying distributions received from Equity Method Investees including Nature of Distribution Approach. Returns on investments are classified as cash flows from operating activities and return of investments are classified as cash flows from investing activities. This guidance was effective on the adoption date. There is no impact on the Company's financial information based upon the clarified guidance.

In March, 2017, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP No. 35R - GUARANTY FUND AND OTHER ASSESSMENTS, which requires discounting of long-term care guaranty fund assessments and related assets. This guidance is effective for reporting periods after January 1, 2017. There is no material impact on the Company based upon the new guidance.

RECLASSIFICATION

Certain previously reported amounts have been reclassified to conform with the current year presentation. The Company identified an error in the presentation of its investment in an affiliated surplus note. The Company revised its Statement of Admitted Assets, Liabilities, Capital and Surplus as of December 31, 2017 to reflect the

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS
FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
(DOLLARS IN THOUSANDS)

reclassification of $365,000 in surplus notes from bonds to other invested assets. The Company has evaluated the correction of this error and has concluded that it was not material to current or prior period financial statements.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS
FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
(DOLLARS IN THOUSANDS)

3. INVESTMENTS

BONDS

BOOK ADJUSTED/CARRYING VALUES AND FAIR VALUES

The book adjusted/carrying value and fair value of investment in bonds and short term investments are as follows:

                                                                      BOOK/
                                                                    ADJUSTED          GROSS          GROSS
                                                                    CARRYING       UNREALIZED      UNREALIZED
                                                                      VALUE           GAINS          LOSSES       FAIR VALUE
                                                                  --------------  --------------  -------------  -------------
DECEMBER 31, 2018
   Bonds and short-term investments
   United States Government and agencies                          $      179,561  $        1,826  $      (8,506) $     172,881
   State and political subdivisions                                      953,231          47,625        (12,609)       988,247
   Foreign government                                                     24,988             503         (1,175)        24,316
   Corporate securities                                                4,052,898          19,598       (169,088)     3,903,408
   Asset-backed securities                                             3,957,456          13,716        (74,260)     3,896,912
   ETF bonds                                                              44,976             152             --         45,128
   Commercial mortgage-backed securities                                 342,241           2,856         (7,436)       337,661
   Residential mortgage-backed securities                              1,475,046         177,722        (15,578)     1,637,190
                                                                  --------------  --------------  -------------  -------------
     Total bonds                                                      11,030,397         263,998       (288,652)    11,005,743
   Short-term investments                                                540,406              42           (195)       540,253
                                                                  --------------  --------------  -------------  -------------
Total bonds and short-term investments                            $   11,570,803  $      264,040  $    (288,847) $  11,545,996
                                                                  ==============  ==============  =============  =============

                                                                      BOOK/
                                                                    ADJUSTED          GROSS          GROSS
                                                                    CARRYING       UNREALIZED      UNREALIZED
                                                                      VALUE           GAINS          LOSSES       FAIR VALUE
                                                                  --------------  --------------  -------------  -------------
DECEMBER 31, 2017
   Bonds and short-term investments
   United States Government and agencies                          $      105,727  $        1,934  $      (6,167) $     101,494
   State and political subdivisions                                      641,437          74,047           (656)       714,828
   Foreign government                                                     18,272             691            (80)        18,883
   Corporate securities                                                1,667,280          71,014        (10,992)     1,727,302
   Asset-backed securities                                               961,544           9,668         (2,179)       969,033
   EFT bonds                                                               9,957              --            (44)         9,913
   Commercial mortgage-backed securities                                 167,494           4,119         (3,410)       168,203
   Residential mortgage-backed securities                              1,321,161         203,470         (4,199)     1,520,432
                                                                  --------------  --------------  -------------  -------------
     Total bonds                                                       4,892,872         364,943        (27,727)     5,230,089
   Short-term investments                                                     --              --             --             --
                                                                  --------------  --------------  -------------  -------------
Total bonds and short term investments                            $    4,892,872  $      364,943  $     (27,727) $   5,230,089
                                                                  ==============  ==============  =============  =============

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS
FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
(DOLLARS IN THOUSANDS)

At December 31, 2018 and 2017, respectively, 98.7% and 98.3% of debt securities were rated by the NAIC as investment grade (1 or 2).

The Company's redeemable preferred stock investments meet the NAIC's definition of hybrid securities and are classified as bonds. The fair value of hybrid securities owned at December 31, 2018 and 2017 was $35,173 and $14,516, respectively. The carrying value of the hybrid securities was $37,209 and $13,405 as of December 31, 2018 and 2017.

The book adjusted/carrying value and fair value of bonds by contractual maturity at December 31, 2018 are shown below. Actual maturities may differ from contractual maturities since borrowers may have the right to call or prepay obligations with or without call or prepayment penalties or the Company may have the right to put or sell the obligations back to the issuers. Mortgage-backed securities are included in the category representing their stated maturity.

                                                                                                     BOOK/
                                                                                                    ADJUSTED
                                                                                                    CARRYING         FAIR
                                                                                                     VALUE          VALUE
                                                                                                  -------------  -------------
Due in one year or less                                                                           $     136,509  $     136,237
Due after one year through five years                                                                   524,656        518,295
Due after five years through ten years                                                                  698,476        685,557
Due after ten years                                                                                   3,851,037      3,748,765
Mortgage-backed and asset-backed securities                                                           6,360,125      6,457,144
                                                                                                  -------------  -------------
Total                                                                                             $  11,570,803  $  11,545,996
                                                                                                  =============  =============

CONTINUOUS LOSSES

The following tables provide information about the Company's bonds that have been continuously in an unrealized loss position.

                                      LESS THAN OR EQUAL TO               GREATER THAN
                                          TWELVE MONTHS                   TWELVE MONTHS                      TOTAL
                                  ------------------------------  ------------------------------  ----------------------------
                                                      GROSS                           GROSS                         GROSS
                                       FAIR        UNREALIZED          FAIR        UNREALIZED         FAIR        UNREALIZED
DECEMBER 31, 2018                     VALUE          LOSSES           VALUE          LOSSES          VALUE          LOSSES
--------------------------------  --------------  --------------  --------------  --------------  -------------  -------------
Bonds:
   United States Government and
     agencies                     $       72,449  $         (532) $       86,138  $       (7,975) $     158,587  $      (8,506)
   State and political
     subdivisions                        288,335          (5,919)        148,291          (6,690)       436,626        (12,609)
   Foreign government                      6,659            (166)          4,988          (1,008)        11,647         (1,175)
   Corporate securities                2,513,580        (109,495)        565,717         (59,593)     3,079,297       (169,088)
   Asset-backed securities             1,490,789         (69,787)        106,551          (4,473)     1,597,340        (74,260)
   Commercial mortgage-backed
     securities                          129,488          (2,494)         57,833          (4,942)       187,321         (7,436)
   Residential mortgage-backed
     securities                          286,748          (9,950)        121,688          (5,628)       408,436        (15,578)
                                  --------------  --------------  --------------  --------------  -------------  -------------
   Total bonds                    $    4,788,048  $     (198,343) $    1,091,206  $      (90,309) $   5,879,254  $    (288,652)
                                  ==============  ==============  ==============  ==============  =============  =============

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS
FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
(DOLLARS IN THOUSANDS)

                                      LESS THAN OR EQUAL TO               GREATER THAN
                                          TWELVE MONTHS                   TWELVE MONTHS                      TOTAL
                                  ------------------------------  ------------------------------  ----------------------------
                                                      GROSS                           GROSS                         GROSS
                                       FAIR        UNREALIZED          FAIR        UNREALIZED         FAIR        UNREALIZED
DECEMBER 31, 2017                     VALUE          LOSSES           VALUE          LOSSES          VALUE          LOSSES
--------------------------------  --------------  --------------  --------------  --------------  -------------  -------------
Bonds:
   United States Government and
     agencies                     $       20,895  $         (123) $       67,323  $       (6,044) $      88,218  $      (6,167)
   State and political
     subdivisions                         25,252            (193)         17,123            (463)        42,375           (656)
   Corporate securities                  197,237          (1,890)        357,903          (9,182)       555,140        (11,072)
   Asset-backed securities               119,787            (331)         59,284          (1,848)       179,071         (2,179)
   ETF bonds                               9,912             (44)             --              --          9,912            (44)
   Commercial mortgage-backed
     securities                               --              --          42,302          (3,410)        42,302         (3,410)
   Residential mortgage-backed
     securities                          214,087          (3,729)         10,340            (470)       224,427         (4,199)
                                  --------------  --------------  --------------  --------------  -------------  -------------
   Total bonds                    $      587,170  $       (6,310) $      554,275  $      (21,417) $   1,141,445  $     (27,727)
                                  ==============  ==============  ==============  ==============  =============  =============

The Company has the intent and ability to hold all bonds in an unrealized loss position until amortized costs basis is recovered.

As of December 31, 2018 and 2017, the number of securities in an unrealized loss position for over 12 months consisted of 307 and 154, respectively.

In the course of the Company's asset management, no securities have been sold and reacquired within 30 days of the sale date to enhance the Company's yield on its investment portfolio.

5GI SECURITIES

The Company's 5GI securities as of December 31, 2018 and 2017, respectively, were as follows:

YEARS ENDED, DECEMBER 31,

                                    NUMBER OF 5GI SECURITIES             AGGREGATE BACV               AGGREGATE FAIR VALUE
                                  ------------------------------  ------------------------------  -----------------------------
INVESTMENT                         CURRENT YEAR     PRIOR YEAR     CURRENT YEAR     PRIOR YEAR     CURRENT YEAR    PRIOR YEAR
--------------------------------- --------------  --------------  --------------  --------------  -------------   -------------
LB&SS - AC                                     1               1           1,959           2,738          1,959           2,738
                                  --------------  --------------  --------------  --------------  -------------   -------------
Total                                          1               1  $        1,959  $        2,738  $       1,959   $       2,738
                                  ==============  ==============  ==============  ==============  =============   =============

AC - Amortized cost
FV - Fair value

SUBPRIME MORTGAGE RELATED RISK EXPOSURE

While the Company holds no direct investments in subprime mortgage loans, the Company has limited exposure to subprime borrowers, through direct investments in primarily investment grade securities with underlying subprime exposure. The Company's definition of subprime is predominantly based on borrower statistics from a residential pool of mortgages. Included in the statistics evaluated is the average credit score of the borrower, the loan-to-value ratio, the debt-to-income statistics, and the diversity of all these statistics across the borrower profile. As is true for all securities in the Company's portfolio, the Company reviews the entire portfolio for impairments at least quarterly. Included in that analysis are current delinquency and default statistics, as well as the current and original levels of subordination on the security.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS
FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
(DOLLARS IN THOUSANDS)

The Company has indirect subprime exposure through the following investments:


                                                                                      BOOK /                      OTHER THAN
                                                                                     ADJUSTED                     TEMPORARY
                                                                                  CARRYING VALUE                  IMPAIRMENT
                                                                                    (EXCLUDING                      LOSSES
                                                                    ACTUAL COST      INTEREST)     FAIR VALUE     RECOGNIZED
                                                                  --------------  --------------  -------------  -------------
December 31, 2018
Asset-backed securities                                           $       47,138  $       47,639  $      55,301  $          --
                                                                  --------------  --------------  -------------  -------------
Total                                                             $       47,138  $       47,639  $      55,301  $          --
                                                                  ==============  ==============  =============  =============

                                                                                      BOOK /                      OTHER THAN
                                                                                     ADJUSTED                     TEMPORARY
                                                                                  CARRYING VALUE                  IMPAIRMENT
                                                                                    (EXCLUDING                      LOSSES
                                                                    ACTUAL COST      INTEREST)     FAIR VALUE     RECOGNIZED
                                                                  --------------  --------------  -------------  -------------
December 31, 2017
Asset-backed securities                                           $       64,054  $       69,740  $      79,197  $          --
                                                                  --------------  --------------  -------------  -------------
Total                                                             $       64,054  $       69,740  $      79,197  $          --
                                                                  ==============  ==============  =============  =============

MORTGAGE LOANS

MATURITIES

The maturity distribution for mortgages is as follows:

                                                                     YEAR ENDED DECEMBER 31,
                                                                  ------------------------------
                                                                       2018         PERCENTAGE
                                                                  --------------  --------------
2019                                                              $       19,428            1.34%
2020                                                                      96,476            6.66%
2021                                                                     270,446           18.68%
2022                                                                     155,438           10.73%
2023 and thereafter                                                      906,376           62.59%
                                                                  --------------  --------------
Total                                                             $    1,448,164          100.00%
                                                                  ==============  ==============

REGIONS AND TYPE

The Company individually and collectively evaluates all its mortgage loans for impairment. The credit quality indicator for the Company's mortgage loans is an internal measure based on the borrower's ability to pay and the value of the underlying collateral. The internal risk rating is related to an increasing likelihood of loss, with a low quality rating representing the category in which a loss is first expected. There were no loans in arrears and no valuation allowances deemed necessary at December 31, 2018. The Company diversifies its mortgage loan portfolio by both geographic region and property type to reduce the risk of concentration.

The following tables present the Company's mortgage loans by geographic region and property type.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS
FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
(DOLLARS IN THOUSANDS)

The mortgage loans were concentrated in the following regions:

                                                                                    YEAR ENDED DECEMBER 31,
                                                                  ------------------------------------------------------------
                                                                      2018          PERCENTAGE         2017       PERCENTAGE
                                                                  --------------  --------------  -------------  -------------
East North Central                                                $          785            0.05% $       1,167           0.67%
East South Central                                                         1,247            0.09%         1,449           0.83%
Mid Atlantic                                                             188,182           12.99%        78,083          44.91%
Mountain                                                                  97,502            6.73%        12,635           7.27%
Pacific                                                                  146,629           10.13%        37,219          21.41%
South Atlantic                                                           255,977           17.68%        41,276          23.74%
West North Central                                                            79            0.01%           565           0.33%
West South Central                                                       275,737           19.04%         1,468           0.84%
Various                                                                  431,776           29.81%            --             --%
New England                                                               50,250            3.47%            --             --%
                                                                  --------------  --------------  -------------  -------------
Total                                                             $    1,448,164          100.00% $     173,862         100.00%
                                                                  ==============  ==============  =============  =============

The mortgage loans by type are as follows:

                                                                                    YEAR ENDED DECEMBER 31,
                                                                  ------------------------------------------------------------
                                                                      2018          PERCENTAGE         2017       PERCENTAGE
                                                                  --------------  --------------  -------------  -------------
Apartment/multifamily                                             $      302,650           20.90% $      64,730          37.23%
Industrial                                                               284,203           19.63%        24,554          14.12%
Lodging                                                                   45,000            3.11%            --             --%
Medical/health care                                                           --              --%           172           0.10%
Office                                                                   409,501           28.27%        47,138          27.11%
Retail                                                                   298,086           20.58%        37,268          21.44%
Residential                                                               58,474            4.04%            --             --%
Other                                                                     50,250            3.47%            --             --%
                                                                  --------------  --------------  -------------  -------------
Total                                                             $    1,448,164          100.00% $     173,862         100.00%
                                                                  ==============  ==============  =============  =============

The maximum and minimum lending rates for new mortgage loans made during 2018 were 7.50% and 3.32%, respectively. The maximum percentage of any one loan to the value of the security at the time of the loan was 80.74%. There were no taxes, assessments or other amounts advances that were no included in the mortgage total.

DERIVATIVES AND HEDGING ACTIVITIES

The Company utilizes various derivative instruments to hedge risk identified in the normal course of its insurance business. The Company's derivative instruments are primarily used to hedge a wide range of risks including interest rate risk, equity market risk and foreign currency exchange rate risk. The Company receives collateral from its derivative counterparties to limit the risk of nonperformance by the counterparties.

The Company manages its equity market risk by entering into certain OTC derivatives, primarily equity options and swaps, as well as exchange traded equity options and futures. The Company trades exchange-traded fixed income future contracts, OTC swaps and swaptions to protect against interest rate risk. The total net carrying value of

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS
FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
(DOLLARS IN THOUSANDS)

derivative assets, net of derivative liabilities, was $56,668 and $181,097 as of December 31, 2018 and 2017, respectively.

Under SSAP No. 86, the Company has elected to account for its derivatives using the fair value method of accounting, with changes in fair value recorded as unrealized investment gains or losses. The realized gains or losses are recorded upon the derivative contract expiry.

The current credit exposure of the Company's OTC derivative contracts is limited to the fair value of $11,027 as of December 31, 2018. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining full collaterals of $9,900 from counterparties as of December 31, 2018. In the event of the nonperformance by the counterparties, the Company has the right to the collaterals pledged by counterparties. The exchange-traded derivatives are affected through a regulated exchange and positions are marked to market on a daily basis, the Company has little exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments.

The fair value of the derivative assets and liabilities by risk hedged were as follows:

DECEMBER 31, 2018

                                                                                    DERIVATIVE      DERIVATIVE      NOTIONAL
RISK HEDGED                                                                           ASSETS       LIABILITIES      AMOUNTS
--------------------------------------------------------------------------------  --------------  -------------  -------------
Equity/index                                                                      $       23,116  $          21  $     633,950
Inflation                                                                                 50,695         17,123      2,712,445
                                                                                  --------------  -------------  -------------
Gross fair value of derivative instruments                                        $       73,811  $      17,144  $   3,346,395
                                                                                  ==============  =============  =============

Offset per SSAP No. 64                                                                    16,341        (16,341)
                                                                                  --------------  -------------
Net fair value of derivative instruments                                          $       57,470  $         802
                                                                                  ==============  =============

DECEMBER 31, 2017

                                                                                    DERIVATIVE      DERIVATIVE      NOTIONAL
RISK HEDGED                                                                           ASSETS       LIABILITIES      AMOUNTS
--------------------------------------------------------------------------------  --------------  -------------  -------------
Equity/index                                                                      $       73,038  $          --  $   1,273,028
Inflation                                                                                109,459          1,401      2,843,619
                                                                                  --------------  -------------  -------------
Gross fair value of derivative instruments                                        $      182,497  $       1,401  $   4,116,647
                                                                                  ==============  =============  =============

Offset per SSAP No. 64                                                                       508           (508)
                                                                                  --------------  -------------
Net fair value of derivative instruments                                          $      181,989  $         893
                                                                                  ==============  =============

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS
FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
(DOLLARS IN THOUSANDS)

The fair value of the derivative assets and liabilities by instruments were as follows:

DECEMBER 31, 2018

                                                                                    DERIVATIVE      DERIVATIVE      NOTIONAL
DERIVATIVE INSTRUMENTS                                                                ASSETS       LIABILITIES      AMOUNTS
--------------------------------------------------------------------------------  --------------  -------------  -------------
OTC equity options                                                                $       10,113  $          21  $      54,800
Futures                                                                                   36,856          1,199      1,621,658
Interest rate swap                                                                        16,474         15,122      1,067,000
Listed options                                                                             9,453             --          2,935
Total return swap                                                                            915            802        600,000
                                                                                  --------------  -------------  -------------
Gross fair value of derivative instruments                                        $       73,811  $      17,144  $   3,346,395
                                                                                  ==============  =============  =============

Offset per SSAP No. 64                                                                    16,341        (16,341)
                                                                                  --------------  -------------
Net fair value of derivative instruments                                          $       57,470  $         802
                                                                                  ==============  =============

DECEMBER 31, 2017

                                                                                    DERIVATIVE      DERIVATIVE      NOTIONAL
DERIVATIVE INSTRUMENTS                                                                ASSETS       LIABILITIES      AMOUNTS
--------------------------------------------------------------------------------  --------------  -------------  -------------
OTC equity options                                                                $       73,628  $          --  $     485,337
Futures                                                                                   39,192             --      1,200,922
Interest rate swap                                                                            --          1,401        855,002
Listed options                                                                             5,261             --            386
Swaptions                                                                                 64,416             --      1,575,000
                                                                                  --------------  -------------  -------------
Gross fair value of derivative instruments                                        $      182,497  $       1,401  $   4,116,647
                                                                                  ==============  =============  =============

Offset per SSAP No. 64                                                                       508           (508)
                                                                                  --------------  -------------
Net fair value of derivative instruments                                          $      181,989  $         893
                                                                                  ==============  =============

OTHER INVESTMENTS

INSURANCE-LINKED SECURITIES

The Company owns a security with a book value of $171,322 and $187,233, as of December 31, 2018 and 2017, respectively, with cash flows based upon the ownership of life settlement assets and single premium immediate annuity assets. This position is held in the Company's investment portfolio and not for risk management of direct or assumed insurance risks. The total death benefit payout on the security would be approximately $226,627 and $204,652 as of December 31, 2018 and 2017, respectively.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS
FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
(DOLLARS IN THOUSANDS)

OTHER INVESTED ASSETS

Other invested assets as stated on the Company's Statements of Admitted Assets, Liabilities, Capital and Surplus consists of a portfolio of life settlement policies and investments in partnerships. The carrying value of these investments for the years ended December 31, were as follows:

                                                                                                    YEAR ENDED DECEMBER 31,
                                                                                                  ----------------------------
                                                                                                      2018           2017
                                                                                                  -------------  -------------
Affiliated surplus note                                                                           $     365,000  $     365,000
Term notes and loans                                                                                     98,318             --
Life settlement policies                                                                                 39,625         34,657
Partnerships                                                                                             15,945         20,088
Receivable for securities                                                                                31,366          9,478
                                                                                                  -------------  -------------
Total                                                                                             $     550,253  $     429,223
                                                                                                  =============  =============

CASH AND SHORT-TERM INVESTMENTS

Cash and short-term investments held at December 31, were as follows:

                                                                                                    YEAR ENDED DECEMBER 31,
                                                                                                  ----------------------------
                                                                                                      2018           2017
                                                                                                  -------------  -------------
Cash and cash equivalents                                                                         $     481,711  $     329,319
Short-term investments                                                                                  540,406             --
                                                                                                  -------------  -------------
Total                                                                                             $   1,022,117  $     329,319
                                                                                                  =============  =============

RESTRICTED ASSETS

Restricted assets at December 31 were as follows:

                                                                                                    YEAR ENDED DECEMBER 31,
                                                                                                  ----------------------------
                                                                                                      2018           2017
                                                                                                  -------------  -------------
Pledged collateral to FHLB                                                                        $     483,541  $     333,281
On deposit with states                                                                                  125,797        123,870
                                                                                                  -------------  -------------
Total                                                                                             $     609,338  $     457,151
                                                                                                  =============  =============

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS
FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
(DOLLARS IN THOUSANDS)

PROCEEDS, NET INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES

Proceeds from the sale of bonds (including maturities, paydowns and other redemptions) and related capital gains and losses were as follows:

                                                                                            YEAR ENDED DECEMBER 31,
                                                                                  --------------------------------------------
                                                                                      2018            2017           2016
                                                                                  --------------  -------------  -------------
 Proceeds                                                                         $    5,320,834  $   2,157,623  $   1,970,100

 Gross realized gains                                                                     19,695         58,588         42,100
 Gross realized losses                                                                   (41,242)       (28,278)       (36,900)
                                                                                  --------------  -------------  -------------
 Total net realized gains/(losses)                                                $      (21,547) $      30,310  $       5,200
                                                                                  ==============  =============  =============

Major categories of net investment income are summarized as follows:


                                                                                            YEAR ENDED DECEMBER 31,
                                                                                   --------------------------------------------
                                                                                       2018            2017           2016
                                                                                   --------------  -------------  -------------
 Bonds                                                                             $      445,602  $     258,741  $     297,013
 Stocks                                                                                        93        305,500         85,500
 Mortgage loans                                                                            49,777         11,399         17,322
 Policy loans                                                                              19,701         21,077         22,259
 Cash equivalents and short-term investments                                               16,112          1,844          1,987
 Derivatives                                                                                   --         (2,437)         2,185
 Other invested assets                                                                        531           (125)         4,109
 Miscellaneous income                                                                       2,414            (57)           121
                                                                                   --------------  -------------  -------------
 Gross investments income                                                                 534,230        595,942        430,496
    Less: investment expenses                                                              18,120         13,035          6,646
                                                                                   --------------  -------------  -------------
 Net investment income before IMR amortization                                            516,110        582,907        423,850
    IMR amortization                                                                        9,695         10,381         12,002
                                                                                   --------------  -------------  -------------
 Net investment income after IMR amortization                                      $      525,805  $     593,288  $     435,852
                                                                                   ==============  =============  =============

There were no amounts excluded from investment income for bonds where collection of interest was uncertain at December 31, 2018 and 2017.

The Company did not have any due and accrued amounts over 90 days past due to exclude from capital and surplus at December 31, 2018 and 2017.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS
FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
(DOLLARS IN THOUSANDS)

Realized gains and losses, net of amounts transferred to the IMR and federal income tax, are as follows:

                                                                                            YEAR ENDED DECEMBER 31,
                                                                                  --------------------------------------------
                                                                                      2018            2017           2016
                                                                                  --------------  -------------  -------------
Realized gains (losses)
Bonds                                                                             $      (21,547) $     (33,133) $     (72,471)
Mortgage loans                                                                               (45)            45             --
Derivative instruments*                                                                   55,119       (213,226)       (51,859)
Cash, cash equivalents and short-term investments                                             --             --              7
Other invested assets                                                                      1,417         (2,551)        (6,172)
                                                                                  --------------  -------------  -------------
Total realized gains (losses) on investments                                              34,943       (248,865)      (130,495)
Less amount transferred to IMR (net of related taxes of $4,735 in 2018, $6,749
   in 2017 and $992 in 2016)                                                             (16,459)        12,533          1,844
                                                                                  --------------  -------------  -------------
Total realized gains (losses) on investments                                              51,402       (261,398)      (132,339)
Federal income tax expense                                                                (3,783)         2,921          6,268
                                                                                  --------------  -------------  -------------
Net realized gains (losses)                                                       $       47,619  $    (258,477) $    (126,071)
                                                                                  ==============  =============  =============

--------
*Excludes reinsurance cession of derivatives

The change in unrealized gains and losses on investments recorded in unassigned surplus is as follows:

                                    YEAR ENDED DECEMBER 31,2018    YEAR ENDED DECEMBER 31,2017    YEAR ENDED DECEMBER 31,2016
                                   -----------------------------  ------------------------------  ----------------------------
                                                     FOREIGN                        FOREIGN                         FOREIGN
                                                     EXCHANGE                       EXCHANGE       UNREALIZED       EXCHANGE
                                    UNREALIZED      UNREALIZED     UNREALIZED      UNREALIZED        CAPITAL       UNREALIZED
                                   CAPITAL GAIN    CAPITAL GAIN   CAPITAL GAIN    CAPITAL GAIN        GAIN        CAPITAL GAIN
                                      (LOSS)          (LOSS)         (LOSS)          (LOSS)          (LOSS)          (LOSS)
                                   --------------  -------------  --------------  --------------  -------------  -------------

Bonds                              $       (7,607) $          --  $       (7,607) $       65,204  $         201  $     (15,781)
Common stocks of affiliates               130,586             --        (149,969)             --        (21,889)            --
Derivative instruments                     (5,197)            (6)         (6,709)         (9,802)         8,620         (5,893)
Cash and cash equivalents                      --             --              --              --           (729)            --
Other invested assets                        (902)            --           3,529              --             --             --
                                   --------------  -------------  --------------  --------------  -------------  -------------
   Total change in unrealized
     gains and losses                     116,880             (6)       (160,756)         55,402        (13,797)       (21,674)
Capital gains tax expense
   (benefit)                                 (224)            --          27,784              --          7,420             --
                                   --------------  -------------  --------------  --------------  -------------  -------------
   Change in unrealized gains and
     losses, net of taxes          $      117,104  $          (6) $     (188,540) $       55,402  $     (21,217) $     (21,674)
                                   ==============  =============  ==============  ==============  =============  =============

The Company employs a systematic methodology to evaluate declines in fair values below amortized cost for all investments. The Company evaluates: the ability and intent to hold the investment to maturity, the issuer's overall financial condition, the issuer's credit and financial strength ratings, the issuer's financial performance including earnings trends, dividend payments, and asset quality. A weakening of the general market conditions in the industry or geographic region in which the issuer operates, the length of time in which the fair value of an issuer's securities remains below cost, and with respect to fixed maturity investments, any factors that might raise doubt about the issuer's ability to pay all amounts due according to the contractual terms. The Company applies these factors to all securities, as necessary.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS
FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
(DOLLARS IN THOUSANDS)

The Company recognized OTTI charges on invested assets of $2,227 and $2,844 during 2018 and 2017, respectively.

The company receives certain amounts of prepayment and acceleration fees.

                                                                                                  GENERAL ACCOUNT  SEPARATE ACCOUNT
                                                                                                  ---------------  ----------------
Number of CUSIPS                                                                                                9                --
Aggregate Amount of Investment Income                                                             $         1,835  $             --

4.     FAIR VALUE OF FINANCIAL INSTRUMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (the exit price). The fair value hierarchy under SSAP No. 100 prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to unobservable inputs (level 3 measurement).

The three levels of the fair value hierarchy are described below:

BASIS OF FAIR VALUE MEASUREMENT

Level 1 Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities

Level 2 Quoted prices in markets that are not considered to be active or financial instruments for which all significant inputs are observable, either directly or indirectly.

Level 3 Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

A financial instrument's level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement.

SUMMARY OF FAIR VALUE METHODOLOGIES

The following methods and assumptions were used by the Company in estimating fair value for financial instruments:

BONDS, PREFERRED STOCK AND COMMON STOCK - Fair values are based on quoted market prices. If quoted market prices are not available, fair values are estimated using independent pricing sources or internally developed pricing models using discounted cash flow analyses, which utilize current interest rates for similar financial instruments having comparable terms and credit. Bonds rated a 6 in accordance with the P&P Manual of the NAIC CMIAO are carried at the lower of amortized cost or fair value.

CASH AND SHORT-TERM INVESTMENTS - For these investments, the carrying amounts reported in the Statements of Admitted Assets, Liabilities, Capital and Surplus approximate fair value.

MORTGAGE LOANS - The fair value of mortgage loans is estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

DERIVATIVES - The Company values the OTC options utilizing the Black-Scholes models implemented in the SunGard derivative system with index marks updated daily. The Company's OTC equity options trade in liquid markets,

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS
FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
(DOLLARS IN THOUSANDS)

resulting in calculations that do not involve significant management judgment and valuations that generally can be verified. The Company also compares the derivative valuations to the daily counterparty marks to validate the model outputs. Such instruments are typically classified within Level 2 of the fair value hierarchy maturities.

POLICY LOANS - The estimated fair value for policy loans with variable interest rates approximates the carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates. The estimated fair value for policy loans with fixed interest rates is based on discounted cash flows.

POLICY AND CONTRACT LIABILITIES - Fair values of the Company's liabilities under contracts not involving significant mortality or morbidity risks (principally, annuities and supplementary contracts) are stated at the cost the Company would incur to extinguish the liability (i.e., the cash surrender value).

SEPARATE ACCOUNTS - The estimated fair value of assets held in separate accounts is based on quoted market prices. Separate account assets representing contract holder funds are measured at fair value and reported as a summary total in the Statements of Admitted Assets, Liabilities, Capital and Surplus, with an equivalent summary total reported for related liabilities. Based on the level of observable activity, these assets will be measured at either level 1 or level 2.

INVESTMENT IN LLC AND OTHER INVESTED ASSETS - The Company values these interests based upon their proportionate share of the underlying GAAP equity of the investment.

FINANCIAL INSTRUMENTS HELD AT FAIR VALUE

As of December 31, 2018, the Company's assets and liabilities carried at fair value consist of separate account funds and derivative instruments on a recurring basis. The following table presents, by level within the fair value hierarchy, financial assets and liabilities held at fair value.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS
FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
(DOLLARS IN THOUSANDS)

DECEMBER 31, 2018

                                                                     LEVEL 1         LEVEL 2        LEVEL 3         TOTAL
                                                                  --------------  --------------  -------------  ------------
Financial Assets
Common stock                                                      $           --  $       15,051  $          --  $     15,051
Derivative asset                                                          45,111          12,359             --        57,470
Separate account assets                                                2,044,256           9,692             --     2,053,948
                                                                  --------------  --------------  -------------  ------------
Total assets at fair value                                        $    2,089,367  $       37,102  $          --  $  2,126,469
                                                                  ==============  ==============  =============  ============

Financial Liabilities
Derivative liabilities                                            $           --  $          802  $          --  $        802
                                                                  --------------  --------------  -------------  ------------
Total liabilities at fair value                                   $           --  $          802  $          --  $        802
                                                                  ==============  ==============  =============  ============

DECEMBER 31, 2017

                                                                     LEVEL 1         LEVEL 2        LEVEL 3         TOTAL
                                                                  --------------  --------------  -------------  ------------
Financial Assets
Common stock                                                      $           --  $       13,531  $          --  $     13,531
Derivative asset                                                          44,454         137,535             --       181,989
Separate account assets                                                2,512,672              --             --     2,512,672
                                                                  --------------  --------------  -------------  ------------
Total assets at fair value                                        $    2,557,126  $      151,067  $          --  $  2,708,193
                                                                  ==============  ==============  =============  ============

Financial Liabilities
Derivative liabilities                                            $           --  $          893  $          --  $        893
                                                                  --------------  --------------  -------------  ------------
Total liabilities at fair value                                   $           --  $          893  $          --  $        893
                                                                  ==============  ==============  =============  ============

TRANSFERS INTO OR OUT OF LEVEL 3

Overall, transfers into and/or out of Level 3 are attributable to a change in the observability of inputs. Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable. Transfers into and/or out of any level are assumed to occur at the beginning of the period.

The Company did not have any Level 3 financial assets or liabilities carried at fair value, nor were there any transfers into or out of Level 3 for the year ended December 31, 2018.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS
FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
(DOLLARS IN THOUSANDS)

FAIR VALUE OF ALL FINANCIAL INSTRUMENTS

The aggregate fair value of the Company's financial instruments and the level within the fair value hierarchy in which the fair value measurements fall, together with the related admitted values, are presented in the following tables. Pursuant to SSAP No. 100, insurance contracts and related policy loans have been excluded.

DECEMBER 31, 2018

                                                                                                                      NOT
                                                                                                                  PRACTICABLE
                                     AGGREGATE       ADMITTED                                                       (CARRYING
                                    FAIR VALUE        ASSETS          LEVEL 1        LEVEL 2        LEVEL 3          VALUE)
                                  --------------  -------------   --------------  -------------   -----------   --------------
Financial Assets
Bonds                             $   11,005,743  $  11,030,397   $      218,008  $   8,830,552   $ 1,957,182   $           --
Common stock - affiliated              2,384,809      2,384,809               --             --     2,384,809               --
Common stock - unaffiliated               15,051         15,051               --             --        15,051               --
Preferred stock                           12,131         12,131            6,915          5,216            --               --
Short-term investments                   540,253        540,406               --        166,029       374,224               --
Cash and cash equivalents                481,711        481,711          481,711             --            --               --
Mortgage loans                         1,451,898      1,448,164               --      1,393,374        58,524               --
Other invested assets                    550,253        550,253           31,366         15,945       502,942               --
Derivative assets                         57,470         57,470           45,111         12,359            --               --

Financial Liabilities

Derivative liabilities                       802            802               --            802            --               --

DECEMBER 31, 2017

                                                                                                                      NOT
                                                                                                                  PRACTICABLE
                                    AGGREGATE       ADMITTED                                                       (CARRYING
                                   FAIR VALUE        ASSETS          LEVEL 1         LEVEL 2        LEVEL 3          VALUE)
                                  --------------  -------------   --------------  -------------   -----------   --------------
Financial Assets
Bonds                             $    5,230,089  $   4,892,872   $      111,407  $   5,066,843   $    51,839   $           --
Common stock - affiliated              2,231,362      2,231,362                                     2,231,362
Common stock - unaffiliated               13,531         13,531               --             --        13,531               --
Cash and cash equivalents                329,319        329,319          329,319             --            --               --
Mortgage loans                           176,526        173,862               --        176,526            --               --
Other invested assets                    429,223        429,223            9,478         20,088       399,657               --
Derivative assets                        181,989        181,989           44,454        137,535            --               --

Financial Liabilities

Derivative liabilities                       893            893               --            893            --               --

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS
FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
(DOLLARS IN THOUSANDS)

FINANCIAL INSTRUMENTS HELD AT CARRYING VALUE

The following is the estimated fair values of financial instruments held at carrying values:

                                                                                          DECEMBER 31,
                                                                  ------------------------------------------------------------
                                                                              2018                            2017
                                                                  ------------------------------  ----------------------------
                                                                    CARRYING          FAIR          CARRYING          FAIR
                                                                      VALUE           VALUE          VALUE           VALUE
                                                                  --------------  --------------  -------------   ------------
FINANCIAL ASSETS
Bonds                                                             $   11,030,397  $   11,005,742   $  4,892,872   $  5,230,089
Common stock - affiliated                                              2,384,809       2,384,809      2,231,362      2,231,362
Common stock - unaffiliated                                               15,051          15,051         13,531         13,531
Preferred stocks                                                          12,131          12,131             --             --
Short-term investments                                                   540,406         540,253             --             --
Mortgage loans                                                         1,448,164       1,451,898        173,862        176,526
Policy loans                                                             284,893         284,893        302,207        302,207
Cash and equivalents                                                     481,711         481,711        329,319        329,319
Other invested assets                                                    550,253         550,253        429,223        429,223
                                                                  --------------  --------------  -------------   ------------
Total                                                             $   16,747,815  $   16,726,741  $   8,372,376   $  8,712,257
                                                                  ==============  ==============  =============   ============

FINANCIAL LIABILITIES
Other contract deposit funds                                      $      751,090  $      802,072  $     539,226   $    565,798
Dividend accumulations                                                    10,510          10,510         10,861         10,861
                                                                  --------------  --------------  -------------   ------------
Total                                                             $      761,600  $      812,582  $     550,087   $    576,660
                                                                  ==============  ==============  =============   ============

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS
FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
(DOLLARS IN THOUSANDS)

5. FEDERAL HOME LOAN BANK

The Company is a member of the Federal Home Loan Bank (FHLB) Boston. Through its membership, the Company has issued funding agreements to the FHLB of Boston in exchange for cash advances in the amount of $239,108. The Company uses these funds in an investment spread strategy, consistent with its other investment spread operations. As such, the Company applies SSAP No. 52 accounting treatment to these funds, consistent with its other deposit-type contracts. It is not part of the Company's strategy to utilize these funds for operations, and any funds obtained from the FHLB Boston for use in general operations would be accounted for as borrowed money.

The table below indicates the amount of FHLB Boston stock purchased, collateral pledged, assets and liabilities related to the agreement with FHLB Boston.

                                                                                                 DECEMBER 31,     DECEMBER 31,
                                                                                                     2018             2017
                                                                                                ---------------  ---------------
FHLB stock purchased/owned as part of the agreement                                             $        15,051  $        13,531
Collateral pledged to the FHLB                                                                          483,541          340,000
Funding capacity currently available                                                                    500,000          500,000
Total reserves related to funding agreement                                                             239,108          200,530
Agreement assets and liabilities
 General account assets                                                                                  15,051           13,531
 General account liabilities                                                                            239,108          200,530

The Company invested in Class B of membership stock which is not eligible for redemption. The maximum amount of collateral pledge to the FHLB at any time during the year 2018 and 2017 totaled to $486,608 and $365,696, respectively. The maximum amount of aggregate borrowings from an FHLB at any time during the year 2018 and 2017, the actual or estimated maximum borrowing capacity as determined by the Company in accordance with current and potential acquisitions of FHLB stock, amounts to $500,000 and $500,000, respectively.

6. FEDERAL INCOME TAXES

COMPONENTS OF NET DEFERRED TAX ASSET/(LIABILITY)

The net deferred tax asset/liability at December 31, 2018 and 2017 and the change is comprised of the following components:

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS
FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
(DOLLARS IN THOUSANDS)

                                                                                               DECEMBER 31, 2018
                                                                                  ---------------------------------------------
                                                                                    ORDINARY        CAPITAL          TOTAL
                                                                                  --------------  -------------   -------------
Gross deferred tax assets                                                         $       84,615  $      32,112   $     116,727
Statutory valuation allowance adjustments                                                     --             --              --
                                                                                  --------------  -------------   -------------
Adjusted gross deferred tax assets                                                        84,615         32,112         116,727
Deferred tax assets nonadmitted                                                               --             --              --
                                                                                  --------------  -------------   -------------
   Subtotal net admitted deferred tax asset                                               84,615         32,112         116,727
Gross deferred tax liabilities                                                            70,869             --          70,869
                                                                                  --------------  -------------   -------------
   Net admitted deferred tax asset / (liability)                                  $       13,746  $      32,112   $      45,858
                                                                                  ==============  =============   =============

                                                                                               DECEMBER 31, 2017
                                                                                  ---------------------------------------------
                                                                                    ORDINARY        CAPITAL          TOTAL
                                                                                  --------------  -------------   -------------
Gross deferred tax assets                                                         $       54,210  $      43,750   $      97,960
Statutory valuation allowance adjustments                                                     --             --              --
                                                                                  --------------  -------------   -------------
Adjusted gross deferred tax assets                                                        54,210         43,750          97,960
Deferred tax assets nonadmitted                                                            3,501          4,071           7,572
                                                                                  --------------  -------------   -------------
   Subtotal net admitted deferred tax asset                                               50,709         39,679          90,388
Gross deferred tax liabilities                                                            31,445             --          31,445
                                                                                  --------------  -------------   -------------
   Net admitted deferred tax asset / (liability)                                  $       19,264  $      39,679   $      58,943
                                                                                  ==============  =============   =============

                                                                                                     CHANGE
                                                                                  ---------------------------------------------
                                                                                    ORDINARY        CAPITAL          TOTAL
                                                                                  --------------  -------------   -------------
Gross deferred tax assets                                                         $       30,405  $     (11,638)  $      18,767
Statutory valuation allowance adjustments                                                     --             --              --
                                                                                  --------------  -------------   -------------
Adjusted gross deferred tax assets                                                        30,405        (11,638)         18,767
Deferred tax assets nonadmitted                                                           (3,501)        (4,071)         (7,572)
                                                                                  --------------  -------------   -------------
   Subtotal net admitted deferred tax asset                                               33,906         (7,567)         26,339
Gross deferred tax liabilities                                                            39,424             --          39,424
                                                                                  --------------  -------------   -------------
   Net admitted deferred tax asset / (liability)                                  $       (5,518) $      (7,567)  $     (13,085)
                                                                                  ==============  =============   =============

The ultimate realization of deferred tax assets depends on the generation of future taxable income during the periods in which the temporary differences are deductible and prior to the expiration of capital loss, net operating loss, and tax credit carryforwards. Management considers the scheduled reversal of deferred tax liabilities (including the impact of available carryback and carryforward periods), projected taxable income, and tax planning strategies in making this assessment. Management believes it is more likely than not that all deferred tax assets will be realized based on projected taxable income and available tax planning strategies.

COMPONENTS OF ADMISSION CALCULATION

The admission calculation components under SSAP No. 101 are as follows:

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS
FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
(DOLLARS IN THOUSANDS)

                                                                                               DECEMBER 31, 2018
                                                                                  ----------------------------------------------
                                                                                    ORDINARY         CAPITAL          TOTAL
                                                                                  --------------   -------------   -------------
Federal income taxes paid in prior years recoverable through loss carrybacks      $           --   $          --   $          --
Adjusted gross deferred tax assets expected to be realized (excluding threshold
  limitation)                                                                             21,671          32,112          53,783
Adjusted gross deferred tax assets allowed per limitation                                     --              --         406,539
Adjusted gross deferred tax assets (excluding the amount of deferred tax assets
   from above) offset by gross deferred tax liabilities                                   62,944              --          62,944
                                                                                  --------------   -------------   -------------
Deferred tax assets admitted as the result of application of SSAP No. 101         $       84,615   $      32,112   $     116,727
                                                                                  ==============   =============   =============

                                                                                               DECEMBER 31, 2017
                                                                                  ----------------------------------------------
                                                                                    ORDINARY         CAPITAL          TOTAL
                                                                                  --------------   -------------   -------------
Federal income taxes paid in prior years recoverable through loss carrybacks      $           --   $          --   $          --
Adjusted gross deferred tax assets expected to be realized (excluding threshold
   limitation)                                                                            19,264          39,679          58,943
Adjusted gross deferred tax assets allowed per limitation                                     --              --         354,857
Adjusted gross deferred tax assets (excluding the amount of deferred tax assets
   from above) offset by gross deferred tax liabilities                                   31,445              --          31,445
                                                                                  --------------   -------------   -------------
Deferred tax assets admitted as the result of application of SSAP No. 101         $       50,709   $      39,679   $      90,388
                                                                                  ==============   =============   =============

                                                                                                     CHANGE
                                                                                  ----------------------------------------------
                                                                                    ORDINARY         CAPITAL          TOTAL
                                                                                  --------------   -------------   -------------
Federal income taxes paid in prior years recoverable through loss carrybacks      $           --   $          --   $          --
Adjusted gross deferred tax assets expected to be realized (excluding threshold
   limitation)                                                                             2,407          (7,567)         (5,160)
Adjusted gross deferred tax assets allowed per limitation                                                                 51,682
Adjusted gross deferred tax assets (excluding the amount of deferred tax assets
   from above) offset by gross deferred tax liabilities                                   31,499              --          31,499
                                                                                  --------------   -------------   -------------
Deferred tax assets admitted as the result of application of SSAP No. 101         $       33,906   $      (7,567)  $      26,339
                                                                                  ==============   =============   =============

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS
FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
(DOLLARS IN THOUSANDS)

OTHER ADMISSIBILITY CRITERIA

                                                                                                          DECEMBER 31,
                                                                                                  -----------------------------
                                                                                                      2018            2017
                                                                                                  -------------   -------------
Ratio percentage used to determine recovery period                                                          879%            923%
Ratio percentage used to determine recovery period and threshold limitation
  amount                                                                                          $   2,714,037   $   2,365,715

IMPACT OF TAX PLANNING STRATEGIES

                                                                                               DECEMBER 31, 2018
                                                                                  ----------------------------------------------
DETERMINATION OF ADJUSTED GROSS DEFERRED TAX ASSETS AND NET ADMITTED DEFERRED
TAX ASSETS, BY TAX CHARACTER AS A PERCENTAGE                                         ORDINARY         CAPITAL          TOTAL
--------------------------------------------------------------------------------  --------------   -------------   -------------
Adjusted gross DTAs                                                               $       84,615   $      32,112   $     116,727
Percentage of adjusted gross DTAs by tax character attributable to the impact
  of tax planning strategies.                                                                 13%              0%              9%
Net admitted adjusted gross DTAs                                                          84,615          32,112         116,727
Percentage of net admitted adjusted gross DTAs by tax character admitted
  because of the impact of tax planning strategies                                            13%              0%             10%

                                                                                               DECEMBER 31, 2017
                                                                                  ----------------------------------------------
                                                                                    ORDINARY         CAPITAL          TOTAL
                                                                                  --------------   -------------   -------------
Adjusted gross DTAs                                                               $       54,210   $      43,750   $      97,960
Percentage of adjusted gross DTAs by tax character attributable to the impact
  of tax planning strategies.                                                                 16%              0%              9%
Net admitted adjusted gross DTAs                                                          50,709          39,679          90,388
Percentage of net admitted adjusted gross DTAs by tax character admitted
  because of the impact of tax planning strategies                                            17%              0%             10%

                                                                                                     CHANGE
                                                                                  ----------------------------------------------
                                                                                    ORDINARY         CAPITAL          TOTAL
                                                                                  --------------   -------------   -------------
Adjusted gross DTAs                                                               $       30,405   $     (11,638)  $      18,767
Percentage of adjusted gross DTAs by tax character attributable to the impact
   of tax planning strategies.                                                                (3)%             0%              0%
Net admitted adjusted gross DTAs                                                          33,906          (7,567)         26,339
Percentage of net admitted adjusted gross DTAs by tax character admitted
   because of the impact of tax planning strategies                                           (4)%             0%              0%

Does the Company's tax-planning strategies include the use of reinsurance?
Yes /X/        No / /

There are no temporary differences for which deferred tax liabilities are not recognized.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS
FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
(DOLLARS IN THOUSANDS)

CURRENT TAX EXPENSE AND CHANGE IN DEFERRED TAX

Current income taxes incurred consist of the following categories:

                                                                                                  DECEMBER 31,
                                                                                  ----------------------------------------------
                                                                                      2018             2017            2016
                                                                                  --------------   -------------   -------------
Federal income tax expense (benefit) on operations                                $       40,965   $     (71,209)  $     (46,319)
Federal income tax on net capital gains                                                    3,783          (2,921)         (6,268)
Tax on litigation reserve (prior year adjustment)                                         (3,780)             --              --
                                                                                  --------------   -------------   -------------
Current year income tax expense                                                   $       40,968   $     (74,130)  $     (52,587)
                                                                                  ==============   =============   =============

The main components of the deferred tax amounts from book/tax differences are as follows:

                                                                                                  DECEMBER 31,
                                                                                  ----------------------------------------------
                                                                                      2018             2017           CHANGE
                                                                                  --------------   -------------   -------------
ORDINARY
Policyholder reserves                                                             $       12,383   $       9,468   $       2,915
Deferred acquisition costs                                                                60,013          35,501          24,512
Net operating loss carry-forward                                                           6,039           2,789           3,250
Foreign tax credit                                                                           787              --             787
Ceding commission                                                                          2,885           4,775          (1,890)
Other                                                                                      2,508           1,677             831
                                                                                  --------------   -------------   -------------
                                                                                          84,615          54,210          30,404
Nonadmitted                                                                                   --           3,501          (3,501)
                                                                                  --------------   -------------   -------------
Admitted ordinary deferred tax asset                                                      84,615          50,709          33,906

CAPITAL
Investments                                                                               32,112          43,750         (11,638)
Nonadmitted                                                                                   --           4,071          (4,071)
                                                                                  --------------   -------------   -------------
Admitted capital deferred tax asset                                                       32,112          39,679          (7,567)
                                                                                  --------------   -------------   -------------
Admitted deferred tax asset                                                       $      116,727   $      90,388   $      26,339
                                                                                  ==============   =============   =============

DEFERRED TAX LIABILITIES
ORDINARY
Fixed assets                                                                      $       36,463   $          --   $      36,463
Investments                                                                               15,810          21,731          (5,921)
Reserve transition adjustment due to TCJA                                                  4,730             798           3,932
Section 807(f) Adjustment                                                                  1,577           2,366            (789)
Other                                                                                     12,289           6,550           5,739
                                                                                  --------------   -------------   -------------
                                                                                          70,869          31,445          39,424
CAPITAL
Investments                                                                                   --              --              --
                                                                                  --------------   -------------   -------------
Deferred tax liabilities                                                                  70,869          31,445          39,424
                                                                                  --------------   -------------   -------------
Net deferred tax assets                                                           $       45,858   $      58,943   $     (13,085)
                                                                                  ==============   =============   =============

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS
FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
(DOLLARS IN THOUSANDS)

TAX CUTS AND JOBS ACT

H.R. 1 commonly referred to as the Tax Cuts and Jobs Act, or TCJA, was enacted into U.S. law on December 22, 2017. This law includes a broad range of tax reform changes that will affect U.S. businesses, including changes to corporate tax rates, business deductions and international tax provisions.

The Company records the effect of changes in tax laws or rates at the date of enactment. In the U.S., the enactment date is considered to be the date that the President signs the legislation. TCJA reduces the corporate tax rate to 21%, effective January 1, 2018. Consequently, the Company has recorded a decrease related to gross deferred tax assets of $65,307 and gross deferred tax liabilities of $20,963 for the year ended December 31, 2017. The impact of TCJA on reserves has resulted in a deferred tax asset and liability of $798 being recorded related to the reserves transition adjustment. The Company booked an additional $4,608 related to the reserves transition adjustment for the year ended December 31, 2018 to true up the estimate booked as of December 31, 2017, and one-eighth of the transition adjustment was included in 2018 taxable income.

The change in deferred income taxes reported in surplus before consideration of nonadmitted assets is comprised of the following components:

                                      DECEMBER 31, 2018                           DECEMBER 31, 2017
TOTAL DEFERRED TAX ASSETS   -----------------------------------------   -----------------------------------------
(ADMITTED AND NONADMITTED)    ORDINARY       CAPITAL         TOTAL        ORDINARY       CAPITAL         TOTAL         CHANGE
--------------------------  ------------  -------------  ------------   ------------  -------------  ------------  -------------
Total deferred tax
   liabilities              $     84,615  $      32,112  $    116,727   $     54,210  $      43,750  $     97,960  $      18,767
Net deferred tax assets/
   (liabilities)                  70,869             --        70,869         31,445             --        31,445         39,424
                            ------------  -------------  ------------   ------------  -------------  ------------  -------------
Tax effect of unrealized
   (gain) / losses          $     13,746  $      32,112  $     45,858   $     22,765  $      43,750  $     66,515  $     (20,657)
                            ============  =============  ============   ============  =============  ============
Change in net deferred
   income tax                                                                                                                224
                                                                                                                   -------------
                                                                                                                   $     (20,881)
                                                                                                                   =============

RECONCILIATION OF FEDERAL INCOME TAX RATE TO ACTUAL RATE

The significant items causing a difference between the statutory federal income tax rate and the Company's effective income tax rate are as follows:

                                                                                              DECEMBER 31, 2018
                                                                                ---------------------------------------------
                                                                                   AMOUNT        TAX EFFECT    EFFECTIVE RATE
                                                                                --------------  -------------  --------------
Provision computed at statutory rate                                            $       21,802  $       4,578           21.00%
Dividend received deduction                                                             (5,000)        (1,050)          (4.82)%
IMR                                                                                    311,784         65,475          300.33%
Disregarded single member LLCs                                                            (975)          (205)          (0.94)%
Ceding commission                                                                      (11,265)        (2,366)         (10.85)%
Litigation Accrual                                                                     (18,000)        (3,780)         (17.34)%
Other                                                                                   (4,056)          (852)          (3.91)%
Prior year adjustments                                                                     231             49            0.22%
                                                                                --------------  -------------  --------------
Total                                                                           $      294,520  $      61,849          283.69%
                                                                                ==============  =============  ==============

Federal income taxes incurred                                                                          40,968          187.91%
Change in net deferred income taxes                                                                    20,881           95.78%
                                                                                                -------------  --------------
Total statutory income tax expense benefit                                                      $      61,849          283.69%
                                                                                                =============  ==============

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS
FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
(DOLLARS IN THOUSANDS)

At December 31, 2018, the Company has $28,755 of net operating loss carryforwards if not utilized will expire in 2019, and no capital loss carryforwards.

At December 31, 2018 , the Company has $787 in foreign tax credit carryforwards if not utilized will expire in 2027.

As a result of TCJA, the Company can no longer carry-back losses generated in 2018 or future years.

The Company will file a consolidated tax return with FAFLIC, Accordia, Cape Verity I, Inc. (CVI), Cape Verity II, Inc. (CVII), Cape Verity III, Inc. (CVIII), Gotham Re, Inc.(Gotham Re), FNLIC and FLIC for the period ending December 31, 2018. The FAFLIC entity joined the consolidated group as of January 1, 2016. The Company has a written agreement, approved by the Company's Board of Directors, which sets forth the manner in which the total combined Federal income tax is allocated to each entity within the consolidated group.

In 2018, the Internal Revenue Service (IRS) had an open conference and started the audit for the 2016 tax year for the Company and its subsidiaries. There have been no proposed adjustments and the Company does not anticipate any adjustments that will result in a material, adverse effect on the Company's financial condition, results of operations, or cash flow. Therefore, no reasonable estimate can be made for tax loss contingencies and none have been recorded.

In June 2007, the Financial Accounting Standard Board (FASB) issued FASB interpretation (FIN) No. 48, ACCORDING FOR UNCERTAINTY IN INCOME TAXES (FIN No.
48). The NAIC is still evaluating the applicability of FIN No. 48 to Statutory Financial Reporting. The Company continues to recognize tax benefits and related reserves in accordance with SSAP No. 5R, LIABILITIES, CONTINGENCIES AND IMPAIRMENTS OF ASSETS (SSAP No. 5R). The Company believes that its income tax filing positions and deductions will be sustained in audit, and does not anticipate any adjustments that will results in a material, adverse effect on the Company's financial condition, results of operations, or cash flow. Therefore, no contingent tax liabilities have been recorded pursuant to SSAP No. 5R as modified by SSAP No. 101.

7. REINSURANCE

The Company seeks to diversify risk and limit its overall financial exposure by reinsuring certain levels of risk in various areas of exposure through acquisition and cessions with other insurance companies or reinsurers. In addition, consistent with the overall business strategy, the Company assumes certain policy risks written by other insurance companies on a coinsurance and modified coinsurance basis. Under a coinsurance arrangement, depending upon the terms of the contract, the reinsurer may share in the risk of loss due to mortality or morbidity, lapses, and the investment risk, if any, inherent in the underlying policy. Modified coinsurance and funds withheld coinsurance differ from coinsurance in that the ceding company retains the assets supporting the reserves while the risk is transferred to the reinsurer.

Effective June 1, 2018, the Company entered into a coinsurance agreement with Talcott Resolution Life Insurance Company (TLIC) and Talcott Resolution Life and Annuity Insurance Company (TLIAC), whereby it assumed $7,899,829 of fixed annuity and payout annuity reserves and deposits and retroceded $855,796, to a non-affiliated reinsurer on a coinsurance basis.

Effective June 30, 2018, the Company retroceded $6,273,719 of the same reserves and deposits to GA Re, an affiliated reinsurer, on a funds withheld modified coinsurance basis.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS
FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
(DOLLARS IN THOUSANDS)

Reinsurance assumed for the years ended December 31, is as follows:

                                                                                                  DECEMBER 31,
                                                                                  --------------------------------------------
                                                                                       2018            2017           2016
                                                                                  --------------  -------------  -------------
Reinsurance premiums assumed                                                      $    7,486,686  $     368,946  $     611,237
Coinsurance reserves                                                                  11,641,942      4,106,592      4,353,345

Reinsurance ceded for the years ended December 31, is as follows:

                                                                                                  DECEMBER 31,
                                                                                  --------------------------------------------
                                                                                       2018            2017           2016
                                                                                  --------------  -------------  -------------
Reinsurance premiums ceded                                                        $    6,393,764  $     424,942  $     559,766
Deduction from insurance liabilities including reinsurance recoverable on
   unpaid claims                                                                      10,825,787      4,306,478      4,578,564
Reinsurance recoverable on paid losses                                                     4,880          7,174          9,122

The effects of reinsurance for premiums for the years ended December 31, were as follows:

                                                                                                   DECEMBER 31,
                                                                                  --------------------------------------------
                                                                                      2018            2017           2016
                                                                                  --------------  -------------  -------------
Life and Accident and Health Insurance
Direct                                                                            $       92,950  $      96,113  $     104,582
Reinsurance assumed - non-affiliated                                                   7,381,561        168,772        172,598
Reinsurance assumed - affiliated                                                         105,125        200,174        438,638
Less: Reinsurance ceded - non-affiliated                                                (979,182)       (74,333)       (81,603)
Less: Reinsurance ceded - affiliated                                                  (5,414,582)      (350,609)      (478,164)
                                                                                  --------------  -------------  -------------
  Net premiums                                                                    $    1,185,872  $      40,117  $     156,051
                                                                                  ==============  =============  =============

In the normal course of business, the Company seeks to reduce the loss that may arise from events that cause unfavorable underwriting results by ceding certain levels of risk in various areas of exposure with other insurance enterprises or reinsurers.

Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy. Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company determines the appropriate amount of reinsurance based on evaluation of the risks accepted and analyses prepared by consultants and reinsurers and on market conditions (including the availability and pricing of reinsurance). The Company also believes that the terms of its reinsurance contracts are consistent with industry practice in that they contain standard terms with respect to lines of business covered, limit and retention, arbitration and occurrence. Based on the Company's review of its reinsurers' financial statements and reputations in the reinsurance marketplace, the Company believes that its reinsurers are financially sound and there was no allowance for uncollectible amounts at December 31, 2018 and 2017.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS
FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
(DOLLARS IN THOUSANDS)

8. PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

Deferred and uncollected life insurance premiums represent annual or fractional premiums, either due and uncollected or not yet due, where policy reserves have been provided on the assumption that the full life insurance premium for the current policy year has been collected. Gross premiums as represented below are net of reinsurance. Loading is the amount added to premiums to cover operating expenses. Net deferred and uncollected premiums represent only the portion of gross premiums related to mortality charges and interest. As of December 31, 2018 and 2017, the Company had deferred and uncollected life insurance premiums (excluding accident and health) as follows:

                                                          YEAR ENDED DECEMBER 31,
              -----------------------------------------------------------------------------------------------------------------
                                       2018                                                     2017
              -------------------------------------------------------  --------------------------------------------------------
                                                  NON-        NET                                         NON-         NET
                GROSS     LOADING      NET      ADMITTED    ADMITTED     GROSS     LOADING     NET      ADMITTED     ADMITTED
              ---------  ---------  ---------  ----------  ----------  ---------  --------   --------  ----------  ------------
Ordinary
   renewal    $   3,996  $     809  $   3,187  $       --  $    3,187  $   4,432  $    896   $  3,536  $       --  $      3,536
              ---------  ---------  ---------  ----------  ----------  ---------  --------   --------  ----------  ------------
Total         $   3,996  $     809  $   3,187  $       --  $    3,187  $   4,432  $    896   $  3,536  $       --  $      3,536
              =========  =========  =========  ==========  ==========  =========  ========   ========  ==========  ============

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS
FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
(DOLLARS IN THOUSANDS)

9. ANNUITY RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL CHARACTERISTICS

As of December 31, 2018 and 2017, the Company's annuity reserves, supplementary contract reserves and deposit liabilities that are subject to discretionary withdrawal (without adjustment) and not subject to discretionary withdrawal provisions are summarized as follows:

                                                                        YEAR ENDED DECEMBER 31, 2018
                                                -----------------------------------------------------------------------------
                                                                  SEPARATE        SEPARATE
                                                                   ACCOUNT         ACCOUNT
                                                   GENERAL          WITH           WITHOUT
                                                   ACCOUNT        GUARANTEE       GUARANTEE        TOTAL        % OF TOTAL
                                                --------------  --------------  --------------  -------------  --------------
Subject to discretionary withdrawal:
   With fair value adjustment                   $    3,345,460  $        7,448  $           --  $   3,352,908            24.9%
   At book value less current surrender
     charge of 5% or more                              357,546              --              --        357,546             2.7%
   At fair value                                            --              --       1,540,451      1,540,451            11.5%
                                                --------------  --------------  --------------  -------------  --------------
Total with adjustment or at fair value               3,703,006           7,448       1,540,451      5,250,905            39.1%
At book value without adjustment (minimal or
   no charge adjustment)                             3,991,521              --              --      3,991,521            29.7%
Not subject to discretionary withdrawal:             4,153,620              --          44,109      4,197,729            31.2%
                                                --------------  --------------  --------------  -------------  --------------
   Total (gross)                                    11,848,147           7,448       1,584,560     13,440,155           100.0%
Less: reinsurance ceded                              9,583,413              --              --      9,583,413
                                                --------------  --------------  --------------  -------------
Total (net)                                     $    2,264,734  $        7,448  $    1,584,560  $   3,856,742
                                                ==============  ==============  ==============  =============

                                                                        YEAR ENDED DECEMBER 31, 2017
                                                -----------------------------------------------------------------------------
                                                                  SEPARATE        SEPARATE
                                                                   ACCOUNT         ACCOUNT
                                                   GENERAL          WITH           WITHOUT
                                                   ACCOUNT        GUARANTEE       GUARANTEE        TOTAL        % OF TOTAL
                                                --------------  --------------  --------------  -------------  --------------
Subject to discretionary withdrawal:
   With fair value adjustment                   $       21,126  $        9,134  $           --  $      30,260             0.5%
   At book value less current surrender
     charge of 5% or more                              300,455              --              --        300,455             4.7%
   At fair value                                            --              --       1,907,467      1,907,467            29.9%
                                                --------------  --------------  --------------  -------------  --------------
Total with adjustment or at fair value                 321,581           9,134       1,907,467      2,238,182            35.1%
At book value without adjustment (minimal or
   no charge adjustment)                             3,944,429              --              --      3,944,429            61.9%
Not subject to discretionary withdrawal:               145,918                          44,142        190,060             3.0%
                                                --------------  --------------  --------------  -------------  --------------
   Total (gross)                                     4,411,928           9,134       1,951,609      6,372,671           100.0%
Less: reinsurance ceded                              3,115,415              --              --      3,115,415
                                                --------------  --------------  --------------  -------------
Total (net)                                     $    1,296,513  $        9,134  $    1,951,609  $   3,257,256
                                                ==============  ==============  ==============  =============

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS
FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
(DOLLARS IN THOUSANDS)

10. ACCIDENT AND HEALTH POLICY AND CLAIM LIABILITIES

Substantially all of the Company's accident and health policies are ceded to third parties. The following table provides details regarding the Company's accident and health policy reserves:

                                                                                                         DECEMBER 31,
                                                                                                -------------------------------
                                                                                                     2018            2017
                                                                                                --------------  ---------------
Direct                                                                                          $        8,951  $         9,252
Reinsurance assumed - non-affiliated                                                                        24               27
Less: reinsurance ceded - affiliated                                                                      (130)            (196)
Less: reinsurance ceded - non-affiliated                                                                (8,803)          (9,033)
                                                                                                --------------  ---------------
Net reserves                                                                                    $           42  $            50
                                                                                                ==============  ===============

The Company regularly updates its estimates of policy and claims liabilities as new information becomes available and further events occur which may affect the resolution of unsettled claims for its accident and health line of business. Changes in prior estimates are generally reflected in results of operations in the year such changes are determined to be needed.

11. CAPITAL AND SURPLUS AND DIVIDEND RESTRICTIONS

Massachusetts has enacted laws governing the payment of dividends and other distributions to stockholders by insurers. These laws affect the dividend paying ability of the Company. Pursuant to Massachusetts statutes, the maximum amount of dividends and other distributions that an insurer may pay in any twelve-month period, without prior approval of the MADOI, is limited to the greater of the Company's statutory net gains from operations of the preceding December 31 or 10% of the statutory policyholder's surplus as of the preceding December 31. Dividends must be paid from unassigned funds. In 2018, the maximum ordinary dividend the Company may declare without receiving prior approval from the MADOI is $281,110.

The Company's unassigned surplus was impacted by each item below as follows:

                                                                                        DECEMBER 31,
                                                                       ------------------------------------------------
                                                                            2018            2017             2016
                                                                       --------------  --------------  ----------------
         Unrealized gains (losses)                                     $      669,457  $      552,353  $        746,893
         Nonadmitted asset values                                                 (74)         (9,171)           (5,188)
         Asset valuation reserves                                             (52,671)        (39,717)          (42,004)
         Provision for reinsurance                                             (1,438)           (356)           (1,416)

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS
FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
(DOLLARS IN THOUSANDS)

The Company must meet minimum capital and surplus requirements under a RBC formula. RBC is the standard measurement of an insurance company's required capital on a statutory basis. It is calculated by using a formula that applies factors to various assets, premium, and statutory reserve items. The formula takes into account the risk characteristics of the insurer, including asset risk, insurance risk, interest rate risk and business risk. Regulatory action is tied to the amount of a company's surplus deficit under the RBC formula. Total adjusted capital for life insurance companies is defined as statutory capital and surplus, plus asset valuation reserve plus subsidiary asset valuation reserves, plus 50% of dividends apportioned for payment, plus 50% of subsidiary dividends apportioned for payment, and was $3,163,194 at December 31, 2018.

On December 29, 2017, the Company, its parent Finco and its subsidiary FLIC, restructured existing surplus notes. The Company canceled its existing surplus note with Finco-with a carrying value of $255,000 and an interest rate of 4.75%, and issued a new surplus note to Finco with a face amount of $620,000 and an interest rate of 5.75%. As consideration for this increased surplus note, the Company received a surplus note issued by FLIC with a face amount of $365,000 and an interest rate of 6.5%, which had been previously issued to Finco.

On December 14, 2018, with the approval of the MADOI, the Company terminated its existing $620,000 surplus note and settled accrued interest of $7,328. At the same time, the Company issued a new surplus note to Finco with a face amount of $820,000 and an interest rate of 6.25%. As consideration for this increased surplus note, the Company received a net $200,000 in cash, related to note principal, from these transactions.

12. RELATED PARTY TRANSACTIONS

SERVICE AGREEMENTS

The Company and its subsidiaries entered into a Services and Expense Agreement with Global Atlantic Financial Group Limited (GAFG) and GA Finco under which GAFG and GA Finco and their affiliates agreed to provide personnel, management services, administrative support, the use of facilities and such other services as the parties may agree to from time to time. The agreement was filed with the MADOI. The Company recognized $38,767 and $40,037 in intercompany charges for 2018 and 2017, respectively.

The Company pays portfolio management fees to Goldman Sachs Asset Management
(GSAM), a related party of Goldman Sachs Group Inc. in connection with the Company's variable products, certain separate accounts invest in funds of the Goldman Sachs Variable Insurance Trust (GSVIT) and Goldman Sachs Trust (GST). Management fees are paid directly to GSAM by GSVIT and GST and to GSAM for investment management by the Company. Certain distribution and administration fees are payable to the Company by Goldman Sachs & Co. (GSCO) and GSAM. This resulted in a payable to GSAM of $3,094 and $1,000 at December 31, 2018 and 2017, respectively and expenses of $2,463 and $2,795 for the periods ending December 31, 2018 and 2017, respectively which are included in the intercompany charges above.

The Company has funds withheld agreements with related parties. Amounts due from affiliates related to funds withheld agreements were $2,308 and $16,425 as of December 31, 2018 and 2017 respectively. Amounts due to affiliates related to funds withheld agreements were $164,482 and $11,216 as of December 31, 2018 and 2017, respectively. All intercompany balances related to funds withheld agreements are settled subsequent to year end.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS
FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
(DOLLARS IN THOUSANDS)

The Company has agreements with affiliated parties FAFLIC and GA Re to receive certain fee income related to policyholder administration of $23,145 and $17,174 for the years ended December 31, 2018 and 2017, respectively. The Company also has agreements with affiliated party FLIC to provide reimbursement of certain fees related to policyholder administration of $3,445 and $5,716 for the years ended December 31, 2018 and 2017, respectively. Additionally, the Company had $3,737 and $3,995 receivable at December 31, 2018 and 2017, respectively.

PAYABLE/RECEIVABLES FROM AFFILIATES

As of December 31, 2018 and 2017, the Company reported $8,697 and $4,276 due to affiliates and $226 and $0 due from affiliates. All intercompany balances shown as payable to or from parent, subsidiaries and affiliates are settled within 30 days of their incurrence under the terms of the intercompany expense sharing agreements.

The Company and certain subsidiaries and affiliates are part of an intercompany borrowing arrangement whereby companies may borrow from one another on a short-term basis for various purposes. In May 2018, the Company borrowed $260,000 for a one month period to support certain investing activities, and in November 2018, the Company borrowed $200,000 to support certain investing activities in advance of upsizing its surplus note by the same amount. The Company did not have any borrowings outstanding as of December 31, 2018 and 2017.

GUARANTEES OR CONTINGENCIES FOR RELATED PARTIES

In connection with the acquisition of the Company, GAFG, a Bermuda company, provided certain written assurances (the 2013 Keepwell Agreement) to the Commissioner of the MADOI (the Commissioner). GAFG agreed to make capital contributions to the Company, subject to a maximum of $250,000, if necessary to ensure that the Company maintains a risk-based capital ratio of at least 100% of the Company Action Level. Such assurances have been provided solely to the Commissioner by GAFG, and terminate in 2018 or at such time as Goldman Sach's owns less than 10% of the voting securities of GAFG.

On December 19, 2012, the Company entered into an agreement to guarantee the performance of FAFLIC, related to the insurance of a block of fixed annuities. The remaining liabilities of this block of business at December 31, 2018 and 2017 were $1,008,500 and $1,089,991, respectively.

13. COMMITMENTS AND CONTINGENCIES

LITIGATION

The Company is involved from time to time in judicial, regulatory and arbitration proceedings concerning matters arising in connection with the conduct of its business.

The third party to the Stock Purchase Agreement entered into by the Company on July 30, 2008 has agreed to indemnify the Company and Goldman Sachs with respect to certain of these matters as provided in said agreement. Management believes, based on currently available information, that the results of such proceedings, in the aggregate, will not have a material adverse effect on the Company's financial condition.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS
FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
(DOLLARS IN THOUSANDS)

Given the inherent difficulty of predicting the outcome of the Company's litigation and regulatory matters, particularly in cases or proceedings in which substantial or indeterminate damages or fines are sought, the Company cannot estimate losses or ranges of losses for cases or proceedings where there is only a reasonable possibility that a loss may be incurred.

In connection with the process of converting over 500,000 in-force life insurance policies (representing policies for the Company's subsidiaries FAFLIC and Accordia) from systems managed by Athene Holdings Limited to the platform of one of our third party services providers DXC, or the "Conversion", the Company, FAFLIC and Accordia expect to incur a variety of litigation-related costs. On June 28, 2018 a subsidiary of Athene and FAFLIC entered into a consent order with the New York State Department of Financial Services, or "NYSDFS," relating to the NYSDFS' market conduct examination findings that related primarily to disruptions in servicing caused by the Conversion. Pursuant to the consent order, Athene paid the NYSDFS a fine of $15,000 and will also take corrective actions and provide remediation to policyholders impacted by the Conversion. The agreements between FAFLIC, the Company, and Athene provide indemnities to Athene, including for fines and penalties resulting from violations of law.

The Company had accrued $18,000 as a reserve for this indemnity guarantee as of December 31, 2017, of which $15,000 was paid in July 2018. The remaining $3,000 liability for indemnity guarantee was written off by the Company and rebooked by Accordia during September 2018.

ASSESSMENTS

Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company is not able to reasonably estimate the potential impact of any such future assessments or voluntary payments.

COMMITMENTS

The Company has operational servicing agreements with third party administrators for contract / policy administration over certain of the Company's fixed annuity, traditional life, variable annuity, and variable universal life business. Additionally, there is a professional services agreement to manage certain aspects of the Company's reinsurance portfolio.

As of December 31, 2018 the purchase commitments relating to the agreement with the third party administrator were as follows:

2019                        $        7,815
2020                                 5,228
2021                                 4,003
2022                                 3,744
2023                                   877
                            --------------
   Total                    $       21,667
                            ==============

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS
FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
(DOLLARS IN THOUSANDS)

As of December 31, 2018, commitments to make additional investments to LLC's total $13,691.

14. SUBSEQUENT EVENTS

The Company has evaluated subsequent events from December 31, 2018 through April 9, 2019, the date that these financial statements were available to be issued, and determined that there is no Type I Recognized, and the following Type II subsequent events:

On March 19, 2019, with a retroactive effective date of January 1, 2019, the Company assumed a $1.65 billion block of fixed annuity business from an unaffiliated counterparty on a coinsurance basis.

15.  COMPOSITION OF OTHER ASSETS AND LIABILITIES

Other assets consist of the following:

                                                                                                          DECEMBER 31,
                                                                                                 ------------------------------
                                                                                                      2018            2017
                                                                                                 --------------  --------------
Guaranty funds receivable or on deposit                                                          $          514  $          616
Miscellaneous receivables                                                                                 1,898           8,271
                                                                                                 --------------  --------------
   Total other assets                                                                            $        2,412  $        8,887
                                                                                                 ==============  ==============

Other liabilities consist of the following:

                                                                                                          DECEMBER 31,
                                                                                                 ------------------------------
                                                                                                      2018            2017
                                                                                                 --------------  --------------
Payables in process                                                                              $       14,517  $       10,358
Policyholder liabilities                                                                                 22,136          21,200
Miscellaneous liabilities                                                                                 4,785          42,515
Derivative liabilities                                                                                      802             893
                                                                                                 --------------  --------------
   Total other liabilities                                                                       $       42,240  $       74,966
                                                                                                 ==============  ==============

Other income consist of the following:

                                                                                                  DECEMBER 31,
                                                                                 ----------------------------------------------
                                                                                      2018            2017            2016
                                                                                 --------------  --------------  --------------
Net assumed adjustment to IMR                                                    $      (36,664) $         (884) $           --
Service fee revenue                                                                       9,668              --              --
Guarantee minimum benefit rider fees                                                      6,450           6,181           5,243
Other income                                                                                346             726           5,317
                                                                                 --------------  --------------  --------------
   Total other income                                                            $      (20,200)  $       6,023   $      10,560
                                                                                 ==============  ==============  ==============

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS
FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
(DOLLARS IN THOUSANDS)

16. INVESTMENTS IN AFFILIATES

The Company owns four subsidiaries as of December 31, 2018. FAFLIC is a stock life insurance company organized under the laws of Massachusetts. Accordia is a stock life insurance company organized under the laws of Iowa. FLIC is a stock life insurance company organized under the laws of Indiana. FNLIC is a stock insurance company organized under the laws of Texas. Both FAFLIC and Accordia are 100% owned by the Company. As of December 29, 2017, the Company owns 100% of FLIC and FNLIC and all are accounted for under the equity method. Prior to that date, the Company owned 95% of FLIC and FNLIC.

Accordia follows Iowa Administrative Code (IAC) Section 191-97, Accounting for Certain Derivative Instruments Used to Hedge the Growth in Interest Credited for Indexed Insurance Products and Accounting for the Indexed Insurance Products Reserve, which reflects a departure from NAIC SAP. As a result, Accordia's net income from operations decreased by $19,604 for the year ended December 31, 2018 and Accordia's statutory surplus increased by $31,140 as of December 31, 2018. Had Accordia not used this permitted practice, the NAIC SAP basis RBC levels would not have triggered a regulatory event.

FLIC, with the permission of the Commissioner of Insurance in the State of Indiana, uses the Plan Type A discount rate with a guaranteed duration of less than 5 years under Actuarial Guideline 33 (AG33) on the entire in-force block of annuities with Guaranteed Minimum Withdrawal Benefits issued prior to October 1, 2013. As a result, FLIC's net income from operations decreased by $39,533 for the year ended December 31, 2018 and FLIC's statutory surplus decreased by $31,758 as of December 31, 2018. Had FLIC not used this permitted practice, the NAIC SAP basis RBC levels would not have triggered a regulatory event.

In 2018, the Company made aggregate cash capital contributions of $30,000, all of which went to Accordia.

On December 29, 2017 the Company received a non-cash capital contribution for the remaining 5% ownership of FLIC and FNLIC, valued at $67,363.

On December 29, 2017, the Company received a $125,000 extraordinary dividend from FLIC, which included a $90,760 transfer of invested assets and $34,240 in cash.

On December 29, 2017, the Company received a surplus note issued by FLIC with a face amount of $365,000 and an interest rate of 6.5%, which had previously been issued to Finco.

On June 30, 2017, the Company received an $180,500 extraordinary cash dividend from FLIC.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS
FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
(DOLLARS IN THOUSANDS)

Summarized financial information for subsidiaries from the annual statement for the years ended December 31 is as follows:

STATEMENTS OF ADMITTED ASSETS, LIABILITIES, CAPITAL AND SURPLUS

                                                                                                      2018            2017
                                                                                                 --------------  --------------
ASSETS
Investments                                                                                      $   38,146,566  $   38,139,543
Other assets                                                                                          1,942,995       2,210,994
Separate account assets                                                                               3,102,282       3,609,946
                                                                                                 --------------  --------------
   Total assets                                                                                  $   43,191,843  $   43,960,483
                                                                                                 ==============  ==============

LIABILITIES
Benefit and loss reserves                                                                        $   24,725,713  $   21,025,568
Other liabilities                                                                                    12,643,018      16,774,597
Separate account liabilities                                                                          3,102,136       3,609,545
                                                                                                 --------------  --------------
   Total liabilities                                                                                 40,470,867      41,409,710

Stockholder's equity                                                                                  2,720,976       2,550,773
                                                                                                 --------------  --------------
   Total liabilities and stockholder's equity                                                    $   43,191,843  $   43,960,483
                                                                                                 ==============  ==============

STATEMENTS OF OPERATIONS

                                                                                                      2018            2017
                                                                                                 --------------  --------------
REVENUE
Premiums, commissions and fees                                                                   $    5,466,338  $   (3,771,287)
Net investment income and other income                                                                1,476,675       1,954,619
                                                                                                 --------------  --------------
   Total Revenue                                                                                      6,943,013      (1,816,668)
                                                                                                 --------------  --------------

BENEFITS AND EXPENSES
Benefits                                                                                              5,631,839      (3,527,976)
Commissions and other underwriting expenses                                                             425,178         358,983
Interest and other expenses                                                                           1,019,895       1,110,725
Federal income tax expense                                                                             (137,748)         (2,378)
                                                                                                 --------------  --------------
   Total benefits and expenses                                                                        6,939,164      (2,060,646)
                                                                                                 --------------  --------------

Realized capital gains / (losses)                                                                       139,848          26,868
                                                                                                 --------------  --------------
   Net income / (loss)                                                                           $      143,697  $      270,846
                                                                                                 ==============  ==============

The Company's purchase of Accordia (which at the time of acquisition was named Presidential Life Insurance Company -- USA) under the statutory purchase method of accounting on September 30, 2013, created goodwill of $2,000. The Company's purchase of FLIC under the statutory purchase method of accounting on January 2, 2014, created goodwill of $74,000. Pursuant to SSAP No. 68, $37,983 of the goodwill was deemed an admitted asset at

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS
FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
(DOLLARS IN THOUSANDS)

December 31, 2018. Goodwill is recognized as part of the carrying amount of the investment in subsidiary and amortized on a straight line basis over a ten year period. Goodwill amortization expense was $7,607 and $7,607 for the years ended December 31, 2018 and December 31, 2017 respectively.

17. SEPARATE ACCOUNTS

The Company utilizes separate accounts to record and account for assets and liabilities for variable annuity and variable life transactions. In accordance with the products/transactions recorded within the separate account, assets are considered legally insulated. The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account.

The Company's separate account statement includes legally insulated assets of $2,053,948 and $2,512,672 as of December 31, 2018 and 2017, respectively. The assets legally insulated from the general account as of December 31, 2018 are attributed to the following products/transactions:

PRODUCT/TRANSACTION                                                            LEGALLY INSULATED ASSETS   (NOT LEGALLY INSULATED)
----------------------------------------------------------------------------  -------------------------  -------------------------
Variable annuities                                                            $               1,598,009  $                      --
Variable life insurance products                                                                455,939                         --
                                                                              -------------------------  -------------------------
Total                                                                         $               2,053,948  $                      --
                                                                              =========================  =========================

Separate account assets held by the Company relate to individual variable annuities of a nonguaranteed nature. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative. Some variable annuities provide an incidental death benefit equal to the greater of the highest contract value on a certain date or premium paid and/or a lifetime withdrawal benefit as a portion of highest contract value on a certain date. Some variable annuities provide a guaranteed minimum income benefit, for which a level of payments is guaranteed to the annuitant regardless of the performance of the market. The maximum amount associated with death benefit guarantees, and income benefit guarantees for 2018 was $687,289 with associated risk charges paid by the separate account to compensate for these risks of $1,775.

The maximum amount associated with death benefit guarantees, and income benefit guarantees for 2017 was $587,250 with associated risk charges paid by the separate account to compensate for these risks of $1,817.

Information regarding the Separate Accounts of the Company as of December 31, 2018 is as follows:

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS
FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
(DOLLARS IN THOUSANDS)

                                                                   NON-INDEXED     NON-INDEXED        NON-
                                                                    GUARANTEE       GUARANTEE      GUARANTEED
                                                                   LESS THAN /      MORE THAN       SEPARATE
2018                                                 INDEXED       EQUAL TO 4%         4%           ACCOUNTS         TOTAL
------------------------------------------------  --------------  --------------  --------------  -------------   -------------
Premiums, considerations or deposits              $           --  $           --  $           --  $      27,655   $      27,655

Reserves
   For accounts with assets at:
     At fair value                                            --           7,448              --      2,041,114       2,048,562

By withdrawal characteristics
   With MV adjustment                                         --           7,448              --             --           7,448
     At fair value                                            --              --              --      2,001,840       2,001,840

Not subject to discretionary withdrawal                       --              --              --         39,274          39,274
                                                  --------------  --------------  --------------  -------------   -------------

Total                                             $           --  $        7,448  $           --  $   2,041,114   $   2,048,562
                                                  ==============  ==============  ==============  =============   =============

Reconciliation of net transfers to / (from) separate accounts as reported in the statements of operations for the year ended December 31, 2018 is as follows:

Transfers to separate accounts                                                                                     $       27,655
Transfers from separate accounts                                                                                         (299,558)
                                                                                                                   --------------
Net transfers from separate accounts                                                                                     (271,903)
Reconciling adjustments:
Administration and policy fees                                                                                            (28,722)
Reinsurance                                                                                                               237,279
                                                                                                                   --------------
     Transfers as reported in the statements of operations                                                         $      (63,346)
                                                                                                                   ==============

Information regarding the Separate Accounts of the Company as of December 31, 2017 is as follows:


                                                                   NON-INDEXED     NON-INDEXED        NON-
                                                                    GUARANTEE       GUARANTEE      GUARANTEED
                                                                   LESS THAN /      MORE THAN       SEPARATE
2017                                                 INDEXED       EQUAL TO 4%         4%           ACCOUNTS         TOTAL
------------------------------------------------  --------------  --------------  --------------  -------------   -------------
Premiums, considerations or deposits              $           --  $           26  $           --  $      34,071   $      34,097

Reserves
   For accounts with assets at:
     At fair value                                            --           9,134              --      2,491,131       2,500,265

By withdrawal characteristics
   With MV adjustment                                         --           9,134              --             --           9,134
     At fair value                                            --              --              --      2,446,989       2,446,989

Not subject to discretionary withdrawal                       --              --              --         44,142          44,142
                                                  --------------  --------------  --------------  -------------   -------------

Total                                             $           --  $        9,134  $           --  $   2,491,131   $   2,500,265
                                                  ==============  ==============  ==============  =============   =============

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS
FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
(DOLLARS IN THOUSANDS)

Reconciliation of net transfers to / (from) separate accounts as reported in the statements of operations for the year ended December 31, 2017 is as follows:

Transfers to separate accounts                                                                                    $      34,098
Transfers from separate accounts                                                                                       (315,584)
                                                                                                                  -------------
Net transfers from separate accounts                                                                                   (281,486)
Reconciling adjustments:
Administration and policy fees                                                                                          (29,903)
Reinsurance                                                                                                             262,049
                                                                                                                  -------------
   Transfers as reported in the statements of operations                                                          $     (49,340)
                                                                                                                  =============

18. RECONCILIATION TO ANNUAL STATEMENT

The following schedule reconciles amounts reported by the Company to regulatory authorities to the amounts as reported in the accompanying statutory financial statements as of and for the year ended December 31, 2018.

                                                                   CAPITAL AND     NET INCOME       ADMITTED
                                                                     SURPLUS         (LOSS)          ASSETS        LIABILITIES
                                                                  --------------  --------------  -------------   -------------
As reported in the 2018 statutory annual statement                $    2,788,001  $      (22,946) $  19,255,382   $  16,467,381

Tax effect of indemnity guarantee reserve                                     --           3,780             --              --
Increase in carrying value of subsidiary                                  23,094              --         23,094              --
                                                                  --------------  --------------  -------------   -------------

Total                                                             $    2,811,095  $      (19,166) $  19,278,476   $  16,467,381
                                                                  ==============  ==============  =============   =============

The following schedule reconciles amounts reported by the Company to regulatory authorities to the amounts as reported in the accompanying statutory financial statements as of and for the year ended December 31, 2017.

                                                                   CAPITAL AND     NET INCOME       ADMITTED
                                                                     SURPLUS         (LOSS)          ASSETS        LIABILITIES
                                                                  --------------  --------------  -------------  --------------
As reported in the 2017 statutory annual statement                $    2,488,248  $      267,841  $  11,301,518   $   8,813,270

Reserve for indemnity guarantee                                          (18,000)        (18,000)            --          18,000
                                                                  --------------  --------------  -------------   -------------

Total                                                             $    2,470,248  $      249,841  $  11,301,518   $   8,831,270
                                                                  ==============  ==============  =============   =============

                           SUPPLEMENTARY INFORMATION

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) SUPPLEMENTAL SCHEDULE OF SELECTED STATUTORY BASIS FINANCIAL DATA
DECEMBER 31, 2018
(DOLLARS IN THOUSANDS)

Investment income earned
     Bonds, term notes and loans                                                                                  $     445,602
     Preferred stocks                                                                                                        93
     Common stocks                                                                                                           --
     Mortgage loans                                                                                                      49,777
     Premium notes, policy loans and liens                                                                               19,701
     Cash equivalents and short-term investments                                                                         16,112
     Other invested assets                                                                                                2,945
     Derivative instruments                                                                                                  --
                                                                                                                  -------------
     Gross investment income                                                                                      $     534,230
                                                                                                                  =============

Other long term assets - statement value                                                                          $     518,887
                                                                                                                  -------------

Bonds and short-term investments by maturity and class
  By maturity (weighted based on future cashflows) - statement value

     Due within one year or less                                                                                  $     895,805
     Over 1 year through 5 years                                                                                      2,014,681
     Over 5 years through 10 years                                                                                    2,886,055
     Over 10 years                                                                                                    2,315,269
     Over 20 years                                                                                                    3,458,993
                                                                                                                  -------------
       Total by maturity                                                                                          $  11,570,803
                                                                                                                  -------------

  By class - statement value
     Class 1                                                                                                      $   8,920,727
     Class 2                                                                                                          2,500,501
     Class 3                                                                                                            117,455
     Class 4                                                                                                             30,161
     Class 5                                                                                                              1,959
     Class 6                                                                                                                 --
                                                                                                                  -------------
     Total by class                                                                                               $  11,570,803
                                                                                                                  =============

Total bonds publicly traded                                                                                       $   8,290,385
Total bonds privately traded                                                                                          3,280,418
                                                                                                                  -------------
Total                                                                                                             $  11,570,803
                                                                                                                  =============

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) SUPPLEMENTAL SCHEDULE OF SELECTED STATUTORY BASIS FINANCIAL DATA
DECEMBER 31, 2018
(DOLLARS IN THOUSANDS)

Mortgage loans on real estate (book value including
  nonadmitted portion):
     Commercial mortgages                                                                                         $   1,389,690
     Residential mortgages                                                                                               58,474
                                                                                                                  -------------
      Total                                                                                                       $   1,448,164
                                                                                                                  =============

Mortgage loans on real estate by standing (book value):
     Good standing                                                                                                $   1,448,164
     Interest overdue more than 90 days, not in foreclosure                                                                  --
                                                                                                                  -------------
      Total                                                                                                       $   1,448,164
                                                                                                                  =============
Stock of parents, subsidiaries, and affiliates (book value including nonadmitted portion) - common stock          $   2,384,809
                                                                                                                  -------------
Preferred stocks - statement value                                                                                $      12,131
                                                                                                                  =============

Common stocks - market value                                                                                      $   2,399,860
                                                                                                                  =============
Options, caps & floors owned - statement value                                                                    $      19,566
                                                                                                                  -------------

Short-term investments-book value                                                                                 $     540,406
Cash equivalents - book value                                                                                           406,758
Cash on deposit                                                                                                          74,953
                                                                                                                  -------------
   Total                                                                                                          $   1,022,117
                                                                                                                  -------------

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) SUPPLEMENTAL SCHEDULE OF SELECTED STATUTORY BASIS FINANCIAL DATA
DECEMBER 31, 2018
(DOLLARS IN THOUSANDS)

Life insurance in force
     Ordinary life                                                                                                $   2,576,650
     Group life                                                                                                   $     124,605

Amount of accidental death insurance in force under ordinary policies                                             $     158,893

Life insurance policies with disability provisions in force
     Ordinary life                                                                                                $   1,728,718
     Group life                                                                                                   $          54

Supplementary contracts in force
   Ordinary - involving life contingencies
     Amount on deposit                                                                                            $       2,160
     Amount of income payable                                                                                     $      90,986

   Ordinary - not involving life contingencies
     Amount on deposit                                                                                            $       3,493
     Amount of income payable                                                                                     $     208,386

   Group - involving life contingencies
     Amount on deposit                                                                                            $          --
     Amount of income payable                                                                                     $          --

   Group - not involving life contingencies
     Amount on deposit                                                                                            $          --
     Amount of income payable                                                                                     $          --

Annuities:
   Ordinary
     Immediate - amount of income payable                                                                         $      50,675
     Deferred - fully paid account balance                                                                        $     879,976
     Deferred - not fully paid account balance                                                                    $     299,504

   Group
     Immediate - amount of income payable                                                                         $       3,039
     Deferred - fully paid account balance                                                                        $     174,838
     Deferred - not fully paid account balance                                                                    $       3,983

Deposit funds and dividend accumulations:
     Deposit funds - account balance                                                                              $     548,919
     Dividend accumulations - account balance                                                                     $      10,510

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) SUPPLEMENTAL SCHEDULE OF SELECTED STATUTORY BASIS FINANCIAL DATA
DECEMBER 31, 2018
(DOLLARS IN THOUSANDS)

Accident and health insurance - premiums in force:
     Ordinary                                                                                                     $          --
     Group                                                                                                        $          --
     Other                                                                                                        $          11
                                                                                                                  -------------
                                                                                                                  $          11
                                                                                                                  =============

Claim payments:
     Other accident and health -
     2018                                                                                                         $       2,268
     2017                                                                                                         $       2,035

Claims reserves:
     2018                                                                                                         $       8,519
     2017                                                                                                         $       8,749

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) SUPPLEMENTAL SCHEDULE OF INVESTMENT RISK INTERROGATORIES
DECEMBER 31, 2018
(DOLLARS IN THOUSANDS)

INVESTMENT RISK INTERROGATORIES

   1. The Company's admitted assets as reported in the statutory basis statements of admitted assets, liabilities and capital and surplus is $19,278,476 at December 31, 2018.

   2. The 10 largest exposures to a single issuer/borrower/investment, by investment category, excluding: (i) U.S. government, US Government agency securities and those U.S government money market funds listed in the Appendix to the SVO Purposes and Procedures Manual as exempt,
        (ii) property occupied by the Company and (iii) policy loans:

                                                                                                                   PERCENTAGE
                                                                                                                    OF TOTAL
                                                                                                                    ADMITTED
INVESTMENT CATEGORY             ISSUER                                                               AMOUNT          ASSETS
---------------------------  --------------                                                       -------------   -------------
Investment in subsidiaries             2.01   Forethought Life Insurance Company                  $   1,365,464             7.0%
Investment in subsidiaries             2.02   Accordia Life and Annuity Company                         766,567             4.0%
Cash equivalents                       2.03   Goldman Sachs                                             406,159             2.1%
Long term bonds                        2.04   Renewables Investco I I LLC                               386,788             2.0%
Surplus note                           2.05   Forethought Life Insurance Company Surplus Note           365,000             1.9%
Long term bonds                        2.06   FDF_2018-4A                                               324,000             1.7%
Long term bonds                        2.07   ANCHF_2018-6A                                             238,000             1.2%
Investment in subsidiaries             2.08   First Allmerica Financial Life Insurance Company          224,026             1.2%
Long term bonds                        2.09   GTCOP_2012-1A                                             210,024             1.1%
Long term bonds                        2.10   Dublin Asset Holdings                                     180,778             0.9%

   3. The amount and percentage of the Company's total admitted assets held in bonds and preferred stocks by NAIC rating are as follows:

                                               PERCENTAGE                                                     PERCENTAGE
                                                OF TOTAL                                                       OF TOTAL
                                                ADMITTED            PREFERRED STOCK                            ADMITTED
     BONDS NAIC RATING           AMOUNT          ASSETS               NAIC RATING                AMOUNT         ASSETS
     -----------------------  --------------  --------------  -----------------------------   -------------  --------------
       3.01           NAIC-1   $   8,920,727            46.2%          3.07          P/RP-1   $       8,299             0.1%
       3.02           NAIC-2       2,500,501            13.0%          3.08          P/RP-2           3,832             0.0%
       3.03           NAIC-3         117,455             0.6%          3.09          P/RP-3              --             0.0%
       3.04           NAIC-4          30,161             0.2%          3.10          P/RP-4              --             0.0%
       3.05           NAIC-5           1,959             0.0%          3.11          P/RP-5              --             0.0%
       3.06           NAIC-6              --             0.0%          3.12          P/RP-6              --             0.0%
                              --------------  --------------                                  -------------  --------------
                              $   11,570,803            60.0%                                 $      12,131             0.1%
                              ==============  ==============                                  =============  ==============

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) SUPPLEMENTAL SCHEDULE OF INVESTMENT RISK INTERROGATORIES
DECEMBER 31, 2018
(DOLLARS IN THOUSANDS)

   4.   Assets held in foreign investments are as follows:

                                                                                                           PERCENTAGE
                                                                                                            OF TOTAL
                                                                                                            ADMITTED
                                                                                               AMOUNT        ASSETS
                                                                                             ------------  ------------
                4.02          Total admitted assets held in foreign investments              $  1,206,049           6.3%
                4.03          Foreign-currency-denominated investments                       $         --           0.0%

   5. Aggregate foreign investment exposure categorized by NAIC sovereign rating:

                                                                                                           PERCENTAGE
                                                                                                            OF TOTAL
                                                                                                            ADMITTED
                                                                                               AMOUNT        ASSETS
                                                                                             ------------  ------------
                5.01          Countries rated NAIC-1                                         $  1,205,855           6.3%
                5.02          Countries rated NAIC-2                                                  194            --%
                5.03          Countries rated NAIC-3 or less                                           --            --%
                                                                                             ------------  ------------
                                                                                             $  1,206,049           6.3%
                                                                                             ============  ============

   6. Largest foreign investment exposure to a single country, categorized by the country's NAIC sovereign rating:

                                                                                                           PERCENTAGE
                                                                                                            OF TOTAL
                                                                                                            ADMITTED
                                                                                               AMOUNT        ASSETS
                                                                                             ------------  ------------
         Countries rated NAIC-1
         6.01 Cayman Islands                                                                 $    624,009           3.2%
         6.02 Great Britain                                                                       124,041           0.6%
         Countries rated NAIC-2
         6.03 Panama                                                                                  193            --%
         Countries rated NAIC-3
         6.04                                                                                          --            --%
                                                                                             ------------  ------------
                                                                                             $    748,243           3.8%
                                                                                             ============  ============

   7-9. Assets held in unhedged foreign currency exposure are less than 2.5% of the Company's total admitted assets.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) SUPPLEMENTAL SCHEDULE OF INVESTMENT RISK INTERROGATORIES
DECEMBER 31, 2018
(DOLLARS IN THOUSANDS)

   10.  Ten largest non-sovereign (i.e. non-governmental) foreign issues:

                                                                                                              PERCENTAGE
                                                                                                                OF TOTAL
                                                                                                               ADMITTED
     ISSUER                                                                   NAIC RATING       AMOUNT          ASSETS
     --------------                                                          --------------  --------------  --------------
         10.01       Johnson Controls International                                2         $       38,084             0.2%
         10.02       WOODS_2018-12BA                                               1                 38,084             0.2%
         10.03       ANCHF 2015-1A                                                 1                 38,002             0.2%
         10.04       Astrazeneca Plc                                               2                 36,512             0.2%
         10.05       Cooperatieve Centrale Raiffese                                2                 28,239             0.1%
         10.06       Deutsche Telekom International                                2                 26,833             0.1%
         10.07       VENTR_2018-32A                                                1                 23,064             0.1%
         10.08       Lyondellbasell Industries NV                                  2                 22,005             0.1%
         10.09       OZLM Funding Ltd.                                             1                 21,068             0.1%
         10.10       Midocean Credit CLO MIDO_14-3A                                1                 21,059             0.1%
                                                                                             --------------  --------------
                                                                                             $      292,950             1.4%
                                                                                             ==============  ==============

   11. Assets held in Canadian investments are less than 2.5% of the Company's total admitted assets.

   12. Assets held in investments with contractual sales restrictions are less than 2.5% of the Company's total admitted assets.

   13.  Assets held in equity interests:

                                                                                                              PERCENTAGE
                                                                                                               OF TOTAL
                                                                                                               ADMITTED
     ISSUER                                                                                     AMOUNT          ASSETS
     --------------                                                                          --------------  --------------
         13.02       Forethought Life Insurance Company                                      $    1,365,464             7.0%
         13.03       Accordia Life & Annuity Company                                                766,567             4.0%
         13.04       First Allmerica Financial Life Insurance Company                               224,026             1.2%
         13.05       Forethought National Life Insurance Company                                     28,752             0.1%
         13.06       Federal Home Loan Bank of Boston                                                15,051             0.1%
         13.07       MTP Energy Opportunities Fund                                                   12,942             0.1%
         13.08       GSO Energy Select Opportunities                                                  3,003              --%
         13.09       Prospect Capital Corp                                                            2,773              --%
         13.10       Gladstone Capital Corp                                                           2,570              --%
         13.11       Whitehorse Finance Inc                                                           2,443              --%

   14. Assets held in nonaffiliated, privately placed equities are less than 2.5% of the Company's total admitted assets.

   15. Assets held in general partnership interests are less than 2.5% of the Company's total admitted assets.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) SUPPLEMENTAL SCHEDULE OF INVESTMENT RISK INTERROGATORIES
DECEMBER 31, 2018
(DOLLARS IN THOUSANDS)

   16. With respect to mortgage loans reported in Schedule B, the Company's ten largest aggregate mortgage interests are as follows:

                                                                                                                  PERCENTAGE
                                                                                                                   OF TOTAL
                                                                                                                   ADMITTED
                                                    TYPE                                          AMOUNT            ASSETS
                  -------------------------------------------------------------------------   ---------------   ---------------
     16.02        Commercial                                                                  $        93,480               0.5%
     16.03        Commercial                                                                           85,750               0.4%
     16.04        Commercial                                                                           76,090               0.4%
     16.05        Residential                                                                          58,474               0.3%
     16.06        Commercial                                                                           50,250               0.3%
     16.07        Commercial                                                                           48,572               0.3%
     16.08        Commercial                                                                           46,941               0.2%
     16.09        Commercial                                                                           45,000               0.2%
     16.10        Commercial                                                                           44,084               0.2%
     16.11        Commercial                                                                           41,927               0.2%

   17. Aggregate mortgage loans have the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

                                                                                                                  PERCENTAGE
                                                                                                                   OF TOTAL
                                                               COMMERCIAL     RESIDENTIAL      AGRICULTURAL        ADMITTED
                                LOAN TO VALUE                    AMOUNT          AMOUNT           AMOUNT            ASSETS
                  ------------------------------------------  --------------  -------------   ---------------   ---------------
     17.01        above 95%                                               --             --                --                --%
     17.02        91 to 95%                                               --             --                --                --%
     17.03        81 to 90%                                               --             --                --                --%
     17.04        71 to 80%                                           15,678             --                --               0.1%
     17.05        below 70%                                        1,374,012         58,474                --               7.4%

   18. Assets held in real estate loans are less than 2.5% of the Company's total admitted assets.

   19. Assets held in mezzanine real estate loans are less than 2.5% of the Company's total admitted assets.

   20. The Company did not have any securities lending, repurchase, reverse repurchase, dollar repurchase and dollar reverse repurchase agreements.

   21. Amounts and percentages of the reporting entity's total admitted assets for warrants attached to other financial instruments, options, caps and floors:

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) SUPPLEMENTAL SCHEDULE OF INVESTMENT RISK INTERROGATORIES
DECEMBER 31, 2018
(DOLLARS IN THOUSANDS)

                                                                              OWNED                         WRITTEN
                                                                  ------------------------------  -----------------------------
                                                                                   PERCENTAGE                      PERCENTAGE
                                                                                    OF TOTAL                        OF TOTAL
                                                                                    ADMITTED                        ADMITTED
                                                                     AMOUNT          ASSETS          AMOUNT          ASSETS
                                                                  --------------  --------------  -------------   -------------
   21.01   Hedging                                                $       19,566             0.1% $          21             0.0%
   21.02   Income generation                                                  --             0.0%            --             0.0%
   21.03   Other                                                              --             0.0%            --             0.0%
                                                                  --------------  --------------  -------------   -------------
                                                                  $       19,566             0.1% $          21             0.0%

   22. Amounts and percentages of the reporting entity's total admitted assets of potential exposure for collars, swaps and forwards:

                                                           AT YEAR END                       AT END OF EACH QUARTER
                                                  ------------------------------  ---------------------------------------------
                                                        1               2          1ST QUARTER    2ND QUARTER     3RD QUARTER
                                                  --------------  --------------  --------------  -------------  --------------
   22.01   Hedging                                        18,130             0.1% $        7,045  $      18,535  $        9,956
   22.02   Income generation                                  --             0.0%             --             --              --
   22.03   Replications                                       --             0.0%             --             --              --
   22.04   Other                                              --             0.0%             --             --              --

   23. Amounts and percentages of the reporting entity's total admitted assets of potential exposure for future contracts:

                                                           AT YEAR END                       AT END OF EACH QUARTER
                                                  ------------------------------  ---------------------------------------------
                                                        1               2          1ST QUARTER    2ND QUARTER     3RD QUARTER
                                                  --------------  --------------  --------------  -------------  --------------
   23.01   Hedging                                $       45,620             0.2% $       45,366  $      51,076  $       53,013
   23.02   Income generation                                  --             0.0%             --             --              --
   23.03   Replications                                       --             0.0%             --             --              --
   23.04   Other                                              --             0.0%             --             --              --

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) SUMMARY INVESTMENT SCHEDULE
DECEMBER 31, 2018
(DOLLARS IN THOUSANDS)

                                                                                                       ADMITTED ASSETS AS
                                                                                                           REPORTED IN
                                                                   GROSS INVESTMENT HOLDINGS*         THE ANNUAL STATEMENT
                                                                  ------------------------------  -----------------------------
                                                                                   PERCENTAGE                      PERCENTAGE
                                                                                    OF TOTAL                        OF TOTAL
                                                                                    ADMITTED                        ADMITTED
INVESTMENT CATEGORIES                                                AMOUNT          ASSETS          AMOUNT          ASSETS
----------------------------------------------------------------  --------------  --------------  -------------   -------------
Bonds:
   U.S. treasury securities                                       $      179,561            1.07% $     179,561            1.07%
   Issued by U.S. government agencies                                         --            0.00%            --            0.00%
   Issued by U.S. government sponsored agencies                           84,360            0.50%        84,360            0.50%
   Non-U.S. government (including Canada, excluding
     mortgaged-backed securities)                                         23,960            0.14%        23,960            0.14%
   Securities issued by states, territories, and possessions
     and political subdivisions in the U.S.
     States, territories and possessions general obligations             141,799            0.84%       141,799            0.84%
     Political subdivisions of states territories and
        possessions and political subdivisions general
        obligations                                                       81,125            0.48%        81,125            0.48%
     Revenue and assessment obligations                                  676,884            4.03%       676,884            4.03%
   Pass-through securities:
     Issued or guaranteed by GNMA                                          2,624            0.02%         2,624            0.02%
     Issued or guaranteed by FNMA and FHLMC                                6,114            0.04%         6,114            0.04%
   Mortgage-backed securities (includes residential and
     commercial MBS)
     CMOs and REMIC                                                       53,619            0.32%        53,619            0.32%
        All other                                                      1,436,284            8.55%     1,436,284            8.55%
   Other debt and other fixed income securities (excluding
     Unaffiliated domestic securities (including credit tenant
        loans and hybrid securities)                                   7,377,408           43.91%     7,377,408           43.91%
     Unaffiliated non-U.S. securities (including Canada)                 956,356            5.69%       956,356            5.69%
     Affiliated securities                                                10,303            0.06%        10,303            0.06%
   Equity interests
     Preferred stocks: unaffiliated                                       12,131            0.07%        12,131            0.07%
     Publicly traded equity securities (excluding preferred
        stocks)
        Unaffiliated                                                          --            0.00%            --            0.00%
     Other equity securities:
        Affiliated                                                     2,384,809           14.19%     2,384,809           14.19%
        Unaffiliated                                                      15,051            0.09%        15,051            0.09%
   Mortgage loans:
     Single family residential properties                                 58,474            0.35%        58,474            0.35%
     Commercial loans                                                  1,312,239            7.81%     1,312,239            7.81%
     Mezzanine real estate loans                                          77,451            0.46%        77,451            0.46%
   Contract loans                                                        284,893            1.70%       284,893            1.70%
   Derivatives                                                            57,470            0.34%        57,470            0.34%
   Receivables for securities                                             31,366            0.19%        31,366            0.19%
   Cash, cash equivalents and short-term investments                   1,022,117            6.08%     1,022,117            6.08%
   Other invested assets                                                 518,887            3.09%       518,887            3.09%
                                                                  --------------  --------------  -------------   -------------
                                                                  $   16,805,285          100.00% $  16,805,285          100.00%
                                                                  ==============  ==============  =============   =============

--------
* Gross investment holdings as valued in compliance with the NAIC ACCOUNTING PRACTICES AND PROCEDURES Manual

                Commonwealth Annuity and Life Insurance Company
                             Separate Account VA-K
                              Financial Statements
                               December 31, 2018

                Commonwealth Annuity and Life Insurance Company
                             Separate Account VA-K
                              Financial Statements
                               December 31, 2018

                                    Contents

Report of Independent Registered Public Accounting Firm                     SA-1

Audited Financial Statements

Statements of Net Assets                                                    SA-4
Statements of Operations                                                   SA-13
Statements of Changes in Net Assets                                        SA-22
Notes To Financial Statements                                              SA-37
   Note 1 - Organization                                                   SA-37
   Note 2 - Summary of Significant Accounting Policies                     SA-40
   Note 3 - Expenses and Related Party Transactions                        SA-42
   Note 4 - Changes In Units Outstanding                                   SA-45
   Note 5 - Purchases and Sales of Investments                             SA-48
   Note 6 - Financial Highlights                                           SA-50

[PWC LOGO]

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of Commonwealth Annuity and Life Insurance Company and the Contract Owners of Separate Account VA-K

OPINIONS ON THE FINANCIAL STATEMENTS

We have audited the accompanying statements of net assets of each of the subaccounts of Separate Account VA-K indicated in the table below as of December 31, 2018, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts in the Separate Account VA-K as of December 31, 2018, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

DWS Small Cap Index VIP (1)                                                  Goldman Sachs VIT Mid Cap Value Fund (4)
Eaton Vance VT Floating-Rate Income Fund (1)                                 Goldman Sachs VIT Strategic Growth Fund (4)
Global Atlantic BlackRock Allocation Portfolio (7)                           Goldman Sachs VIT U.S. Equity Insights Fund (4)
Global Atlantic BlackRock Disciplined Core Portfolio (7)                     Invesco V.I. American Franchise Fund (5)
Global Atlantic BlackRock Disciplined International Core Portfolio (7)       Invesco V.I. Core Equity Fund (5)
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio (6)           Invesco V.I. Health Care Fund (1)
Global Atlantic BlackRock Disciplined Small Cap Portfolio (8)                Invesco V.I. Mid Cap Growth Fund (5)
Global Atlantic BlackRock Disciplined U.S. Core Portfolio (8)                Invesco V.I. Value Opportunities Fund (5)
Global Atlantic BlackRock Disciplined Value Portfolio Class I (6)            Janus Henderson Forty Portfolio (1)
Global Atlantic BlackRock Disciplined Value Portfolio Class II (8)           Janus Henderson Overseas Portfolio (1)
Global Atlantic BlackRock High Yield Portfolio (7)                           Janus Henderson Research Portfolio (5)
Global Atlantic Goldman Sachs Core Fixed Income Portfolio (3)                MFS(R) Mid Cap Growth Series (5)
Global Atlantic Goldman Sachs Global Equity Insights Portfolio (2)           MFS(R) New Discovery Series (5)
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio (6)        MFS(R) Total Return Series (5)
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio (7)           MFS(R) Utilities Series (1)
Goldman Sachs VIT Core Fixed Income Fund (4)                                 Oppenheimer Capital Appreciation Fund/VA (5)
Goldman Sachs VIT Equity Index Fund (1)                                      Oppenheimer Conservative Balanced Fund/VA (1)
Goldman Sachs VIT Global Trends Allocation Fund (1)                          Oppenheimer Global Fund/VA (5)
Goldman Sachs VIT Government Money Market Fund (1)                           Oppenheimer Global Strategic Income Fund/VA (1)
Goldman Sachs VIT Growth Opportunities Fund (4)                              Oppenheimer Main Street Fund(R)/VA (5)

PRICEWATERHOUSECOOPERS LLP, 101 SEAPORT BOULEVARD, SUITE 500, BOSTON, MA 02210
T: (617)530-5000, F: (617)530-5001, www.pwc.com/us

Goldman Sachs VIT High Quality Floating Rate Fund (1)                        Pioneer Real Estate Shares VCT Portfolio (1)
Goldman Sachs VIT International Equity Insights Fund (4)                     T. Rowe Price International Stock Portfolio (5)

--------
(1) Statement of operations for the year ended December 31, 2018 and statement of changes in net assets for the years ended December 31, 2018 and 2017

(2) Statement of operations and statement of changes in net assets for the period March 16, 2018 (commencement of operations) through December 31, 2018

(3) Statement of operations and statement of changes in net assets for the period March 2, 2018 (commencement of operations) through December 31, 2018

(4) Statement of operations for the period January 1, 2018 through March 2, 2018 and statement of changes in net assets for the period January 1, 2018 to March 2, 2018 and for the year ended December 31, 2017

(5) Statement of operations for the period January 1, 2018 through March 16, 2018 and statement of changes in net assets for the period January 1, 2018 to March 16, 2018 and for the year ended December 31, 2017

(6) Statement of operations for the year ended December 31, 2018 and statement of changes in net assets for the year ended December 31, 2018 and for the period November 3, 2017 (commencement of operations) through December 31, 2017

(7) Statement of operations for the year ended December 31, 2018 and statement of changes in net assets for the year ended December 31, 2018 and for the period November 17, 2017 (commencement of operations) through December 31, 2017

(8) Statement of operations for the year ended December 31, 2018 and statement of changes in net assets for the year ended December 31, 2018 and for the period December 8, 2017 (commencement of operations) through December 31, 2017

BASIS FOR OPINIONS

These financial statements are the responsibility of the Commonwealth Annuity and Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts in the Separate Account VA-K based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts in the Separate Account VA-K in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2018 by correspondence with the mutual fund managers. We believe that our audits provide a reasonable basis for our opinions.

[PRICEWATERHOUSECOOPERS LLP (SIGNED)]
Boston, Massachusetts
March 29, 2019

We have served as the auditor of one or more of the subaccounts in Separate Account VA-K since 1994.

SEPARATE ACCOUNT VA-K
STATEMENTS OF NET ASSETS
DECEMBER 31, 2018

                                                                                                                      GLOBAL
                                                                                                     GLOBAL          ATLANTIC
                                                                                    GLOBAL          ATLANTIC        BLACKROCK
                                                                    EATON          ATLANTIC        BLACKROCK       DISCIPLINED
                                                    DWS            VANCE VT        BLACKROCK       DISCIPLINED     INTERNATIONAL
                                                 SMALL CAP      FLOATING-RATE     ALLOCATION          CORE             CORE
                                               INDEX VIP (A)     INCOME FUND     PORTFOLIO (B)    PORTFOLIO (B)    PORTFOLIO (B)
                                              ---------------  ---------------  ---------------  ---------------  ---------------
ASSETS:
Investments in shares of the Underlying
   Funds, at fair value                       $        19,971  $     2,768,997  $    11,244,496  $   169,445,301  $    48,502,726
                                              ---------------  ---------------  ---------------  ---------------  ---------------
   Net assets                                 $        19,971  $     2,768,997  $    11,244,496  $   169,445,301  $    48,502,726
                                              ===============  ===============  ===============  ===============  ===============

NET ASSETS BY CATEGORY:
   Accumulation reserves                      $        19,971  $     2,716,643  $    11,061,424  $   168,215,556  $    48,188,266
   Payout reserves                                         --           52,354          183,072        1,229,745          314,460
                                              ---------------  ---------------  ---------------  ---------------  ---------------
   Net assets                                 $        19,971  $     2,768,997  $    11,244,496  $   169,445,301  $    48,502,726
                                              ===============  ===============  ===============  ===============  ===============

Units outstanding, December 31, 2018                    6,732        2,036,453        1,183,126       17,431,158        5,676,259

Investments in shares of the Underlying
   Funds, at cost                             $        16,802  $     2,886,027  $    11,751,423  $   179,402,818  $    57,160,089
Underlying Fund shares held                             1,334          310,426        1,168,867       17,396,848        5,706,203

--------
(a)  Name change. See Note 1.
(b)  Fund Substitution. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT VA-K
STATEMENTS OF NET ASSETS
DECEMBER 31, 2018

                                                  GLOBAL                                              GLOBAL           GLOBAL
                                                 ATLANTIC          GLOBAL           GLOBAL           ATLANTIC         ATLANTIC
                                                BLACKROCK         ATLANTIC         ATLANTIC         BLACKROCK        BLACKROCK
                                               DISCIPLINED       BLACKROCK        BLACKROCK        DISCIPLINED      DISCIPLINED
                                                 MID CAP        DISCIPLINED      DISCIPLINED          VALUE            VALUE
                                                  GROWTH         SMALL CAP         U.S. CORE        PORTFOLIO        PORTFOLIO
                                               PORTFOLIO (B)    PORTFOLIO (B)    PORTFOLIO (B)     CLASS I (B)       CLASS II
                                              ---------------  ---------------  ---------------  ---------------  ---------------
ASSETS:
Investments in shares of the Underlying
   Funds, at fair value                       $    39,486,512  $     2,656,704  $     1,095,121  $    66,661,669  $        41,109
                                              ---------------  ---------------  ---------------  ---------------  ---------------
   Net assets                                 $    39,486,512  $     2,656,704  $     1,095,121  $    66,661,669  $        41,109
                                              ===============  ===============  ===============  ===============  ===============

NET ASSETS BY CATEGORY:
   Accumulation reserves                      $    39,198,882  $     2,641,855  $     1,095,121  $    66,114,527  $        41,109
   Payout reserves                                    287,630           14,849               --          547,142               --
                                              ---------------  ---------------  ---------------  ---------------  ---------------
   Net assets                                 $    39,486,512  $     2,656,704  $     1,095,121  $    66,661,669  $        41,109
                                              ===============  ===============  ===============  ===============  ===============

Units outstanding, December 31, 2018                4,003,167          292,957          113,030        7,056,480            4,316

Investments in shares of the Underlying
   Funds, at cost                             $    41,820,980  $     3,090,269  $     1,220,357  $    71,519,950  $        45,267
Underlying Fund shares held                         3,984,512          289,401          113,484        7,099,219            4,373

--------
(b)  Fund Substitution. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT VA-K
STATEMENTS OF NET ASSETS
DECEMBER 31, 2018

                                                                                                      GLOBAL           GLOBAL
                                                                    GLOBAL           GLOBAL          ATLANTIC         ATLANTIC
                                                   GLOBAL          ATLANTIC         ATLANTIC      GOLDMAN SACHS    GOLDMAN SACHS
                                                  ATLANTIC      GOLDMAN SACHS    GOLDMAN SACHS      LARGE CAP         MID CAP
                                                 BLACKROCK        CORE FIXED     GLOBAL EQUITY        GROWTH           VALUE
                                                 HIGH YIELD         INCOME          INSIGHTS         INSIGHTS         INSIGHTS
                                                 PORTFOLIO      PORTFOLIO (B)    PORTFOLIO (B)    PORTFOLIO (B)    PORTFOLIO (B)
                                              ---------------  ---------------  ---------------  ---------------  ---------------
ASSETS:
Investments in shares of the Underlying
   Funds, at fair value                       $    12,998,861  $    18,887,869  $     3,294,724  $     6,889,583  $    30,410,304
                                              ---------------  ---------------  ---------------  ---------------  ---------------
   Net assets                                 $    12,998,861  $    18,887,869  $     3,294,724  $     6,889,583  $    30,410,304
                                              ===============  ===============  ===============  ===============  ===============

NET ASSETS BY CATEGORY:
   Accumulation reserves                      $    12,888,471  $    18,615,402  $     3,176,855  $     6,833,474  $    30,158,279
   Payout reserves                                    110,390          272,467          117,869           56,109          252,025
                                              ---------------  ---------------  ---------------  ---------------  ---------------
   Net assets                                 $    12,998,861  $    18,887,869  $     3,294,724  $     6,889,583  $    30,410,304
                                              ===============  ===============  ===============  ===============  ===============

Units outstanding, December 31, 2018                1,392,972        1,935,538          364,073          707,841        3,383,202

Investments in shares of the Underlying
   Funds, at cost                             $    13,618,602  $    18,607,326  $     3,827,546  $     7,526,123  $    33,894,093
Underlying Fund shares held                         1,378,458        1,904,019          362,456          705,900        3,352,845

--------
(b)  Fund Substitution. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT VA-K
STATEMENTS OF NET ASSETS
DECEMBER 31, 2018

                                               GOLDMAN SACHS                     GOLDMAN SACHS    GOLDMAN SACHS
                                                  VIT CORE                         VIT GLOBAL          VIT         GOLDMAN SACHS
                                                   FIXED        GOLDMAN SACHS        TRENDS         GOVERNMENT       VIT GROWTH
                                                   INCOME         VIT EQUITY       ALLOCATION      MONEY MARKET    OPPORTUNITIES
                                                  FUND (B)        INDEX FUND          FUND             FUND           FUND (B)
                                              ---------------  ---------------  ---------------  ---------------  ---------------
ASSETS:
Investments in shares of the Underlying
   Funds, at fair value                       $            --  $    61,351,469  $       150,581  $    19,890,839  $            --
                                              ---------------  ---------------  ---------------  ---------------  ---------------
   Net assets                                 $            --  $    61,351,469  $       150,581  $    19,890,839  $            --
                                              ===============  ===============  ===============  ===============  ===============

NET ASSETS BY CATEGORY:
   Accumulation reserves                      $            --  $    56,949,819  $       150,581  $    16,797,147  $            --
   Payout reserves                                         --        4,401,650               --        3,093,692               --
                                              ---------------  ---------------  ---------------  ---------------  ---------------
   Net assets                                 $            --  $    61,351,469  $       150,581  $    19,890,839  $            --
                                              ===============  ===============  ===============  ===============  ===============

Units outstanding, December 31, 2018                       --        9,193,652          125,048       14,887,466               --

Investments in shares of the Underlying
   Funds, at cost                             $            --  $    46,405,489  $       154,455  $    19,890,839  $            --
Underlying Fund shares held                                --        4,251,661           12,937       19,890,839               --

--------
(b)  Fund Substitution. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT VA-K
STATEMENTS OF NET ASSETS
DECEMBER 31, 2018

                                               GOLDMAN SACHS    GOLDMAN SACHS
                                                  VIT HIGH           VIT         GOLDMAN SACHS    GOLDMAN SACHS    GOLDMAN SACHS
                                                  QUALITY       INTERNATIONAL     VIT MID CAP     VIT STRATEGIC   VIT U.S. EQUITY
                                                  FLOATING     EQUITY INSIGHTS       VALUE            GROWTH          INSIGHTS
                                                 RATE FUND       FUND (A) (B)       FUND (B)         FUND (B)         FUND (B)
                                              ---------------  ---------------  ---------------  ---------------  ---------------
ASSETS:
Investments in shares of the Underlying
   Funds, at fair value                       $     8,244,679  $            --  $            --  $            --  $            --
                                              ---------------  ---------------  ---------------  ---------------  ---------------
   Net assets                                 $     8,244,679  $            --  $            --  $            --  $            --
                                              ===============  ===============  ===============  ===============  ===============

NET ASSETS BY CATEGORY:
   Accumulation reserves                      $     8,118,016  $            --  $            --  $            --  $            --
   Payout reserves                                    126,663               --               --               --               --
                                              ---------------  ---------------  ---------------  ---------------  ---------------
   Net assets                                 $     8,244,679  $            --  $            --  $            --  $            --
                                              ===============  ===============  ===============  ===============  ===============

Units outstanding, December 31, 2018                3,786,847               --               --               --               --

Investments in shares of the Underlying
   Funds, at cost                             $     8,226,418  $            --  $            --  $            --  $            --
Underlying Fund shares held                           795,818               --               --               --               --

--------
(a)  Name change.  See Note 1.
(b)  Fund Substitution.  See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT VA-K
STATEMENTS OF NET ASSETS
DECEMBER 31, 2018

                                               INVESCO V.I.                                       INVESCO V.I.      INVESCO V.I.
                                                 AMERICAN       INVESCO V.I.     INVESCO V.I.       MID CAP            VALUE
                                                FRANCHISE       CORE EQUITY      HEALTH CARE         GROWTH        OPPORTUNITIES
                                                 FUND (B)         FUND (B)         FUND (A)         FUND (B)          FUND (B)
                                              ---------------  ---------------  ---------------  ---------------  ---------------
ASSETS:
Investments in shares of the Underlying
   Funds, at fair value                       $            --  $            --  $     3,165,114  $            --  $            --
                                              ---------------  ---------------  ---------------  ---------------  ---------------
   Net assets                                 $            --  $            --  $     3,165,114  $            --  $            --
                                              ===============  ===============  ===============  ===============  ===============

NET ASSETS BY CATEGORY:
   Accumulation reserves                      $            --  $            --  $     3,121,237  $            --  $            --
   Payout reserves                                         --               --           43,877               --               --
                                              ---------------  ---------------  ---------------  ---------------  ---------------
   Net assets                                 $            --  $            --  $     3,165,114  $            --  $            --
                                              ===============  ===============  ===============  ===============  ===============

Units outstanding, December 31, 2018                       --               --        1,476,216               --               --

Investments in shares of the Underlying
   Funds, at cost                             $            --  $            --  $     3,368,772  $            --  $            --
Underlying Fund shares held                                --               --          135,204               --               --

--------
(a)  Name change. See Note 1.
(b)  Fund Substitution. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT VA-K
STATEMENTS OF NET ASSETS
DECEMBER 31, 2018

                                                                    JANUS           JANUS
                                                  JANUS           HENDERSON       HENDERSON       MFS(R) MID CAP    MFS(R) NEW
                                                HENDERSON         OVERSEAS         RESEARCH          GROWTH          DISCOVERY
                                              FORTY PORTFOLIO     PORTFOLIO      PORTFOLIO (B)      SERIES (B)       SERIES (B)
                                              ---------------  ---------------  ---------------  ---------------  ---------------
ASSETS:
Investments in shares of the Underlying
   Funds, at fair value                       $         5,884  $        16,375  $            --  $            --  $            --
                                              ---------------  ---------------  ---------------  ---------------  ---------------
   Net assets                                 $         5,884  $        16,375  $            --  $            --  $            --
                                              ===============  ===============  ===============  ===============  ===============

NET ASSETS BY CATEGORY:
   Accumulation reserves                      $         5,884  $        16,375  $            --  $            --  $            --
   Payout reserves                                         --               --               --               --               --
                                              ---------------  ---------------  ---------------  ---------------  ---------------
   Net assets                                 $         5,884  $        16,375  $            --  $            --  $            --
                                              ===============  ===============  ===============  ===============  ===============

Units outstanding, December 31, 2018                    1,980           10,612               --               --               --

Investments in shares of the Underlying
   Funds, at cost                             $         5,084  $        18,344  $            --  $            --  $            --
Underlying Fund shares held                               178              639               --               --               --

--------
(b)  Fund Substitution. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT VA-K
STATEMENTS OF NET ASSETS
DECEMBER 31, 2018

                                                                                  OPPENHEIMER      OPPENHEIMER
                                                MFS(R) TOTAL        MFS(R)          CAPITAL        CONSERVATIVE     OPPENHEIMER
                                                  RETURN          UTILITIES      APPRECIATION       BALANCED          GLOBAL
                                                SERIES (B)         SERIES         FUND/VA (B)        FUND/VA        FUND/VA (B)
                                              ---------------  ---------------  ---------------  ---------------  ---------------
ASSETS:
Investments in shares of the Underlying
   Funds, at fair value                       $            --  $     2,203,659  $            --  $       706,620  $            --
                                              ---------------  ---------------  ---------------  ---------------  ---------------
   Net assets                                 $            --  $     2,203,659  $            --  $       706,620  $            --
                                              ===============  ===============  ===============  ===============  ===============

NET ASSETS BY CATEGORY:
   Accumulation reserves                      $            --  $     2,199,568  $            --  $       705,129  $            --
   Payout reserves                                         --            4,091               --            1,491               --
                                              ---------------  ---------------  ---------------  ---------------  ---------------
   Net assets                                 $            --  $     2,203,659  $            --  $       706,620  $            --
                                              ===============  ===============  ===============  ===============  ===============

Units outstanding, December 31, 2018                       --          580,027               --          531,091               --

Investments in shares of the Underlying
   Funds, at cost                             $            --  $     2,188,003  $            --  $       678,813  $            --
Underlying Fund shares held                                --           76,357               --           49,622               --

--------
(b)  Fund Substitution. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT VA-K
STATEMENTS OF NET ASSETS
DECEMBER 31, 2018

                                                OPPENHEIMER
                                                   GLOBAL                                         T. ROWE PRICE
                                                 STRATEGIC       OPPENHEIMER      PIONEER REAL    INTERNATIONAL
                                                   INCOME        MAIN STREET     ESTATE SHARES        STOCK
                                                  FUND/VA       FUND(R)/VA (B)   VCT PORTFOLIO    PORTFOLIO (B)
                                              ---------------  ---------------  ---------------  ---------------
ASSETS:
Investments in shares of the Underlying
   Funds, at fair value                       $       795,943  $            --  $     4,228,085  $            --
                                              ---------------  ---------------  ---------------  ---------------
   Net assets                                 $       795,943  $            --  $     4,228,085  $            --
                                              ===============  ===============  ===============  ===============

NET ASSETS BY CATEGORY:
   Accumulation reserves                      $       794,198  $            --  $     4,067,577  $            --
   Payout reserves                                      1,745               --          160,508               --
                                              ---------------  ---------------  ---------------  ---------------
   Net assets                                 $       795,943  $            --  $     4,228,085  $            --
                                              ===============  ===============  ===============  ===============

Units outstanding, December 31, 2018                1,927,999               --        1,155,952               --

Investments in shares of the Underlying
   Funds, at cost                             $       901,744  $            --  $     5,602,693  $            --
Underlying Fund shares held                           165,821               --          336,096               --

--------
(b)  Fund Substitution. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT VA-K
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2018

                                                                                                                      GLOBAL
                                                                                                     GLOBAL          ATLANTIC
                                                                   EATON            GLOBAL          ATLANTIC        BLACKROCK
                                                                  VANCE VT         ATLANTIC         BLACKROCK       DISCIPLINED
                                                 DWS SMALL      FLOATING-RATE      BLACKROCK       DISCIPLINED     INTERNATIONAL
                                                 CAP INDEX         INCOME         ALLOCATION          CORE             CORE
                                                  VIP (A)           FUND         PORTFOLIO (B)    PORTFOLIO (B)    PORTFOLIO (B)
                                              ---------------  ---------------  ---------------  ---------------  ---------------
INVESTMENT INCOME:
   Dividends                                  $           220  $       113,118  $        54,200  $     2,044,745  $     1,088,201

EXPENSES:
   Mortality and expense risk fees                        117           38,038          150,225        2,260,009          642,514
   Other expense fees                                      35            6,086           24,036          361,755          102,779
                                              ---------------  ---------------  ---------------  ---------------  ---------------
     Total expenses                                       152           44,124          174,261        2,621,764          745,293
                                              ---------------  ---------------  ---------------  ---------------  ---------------

     Net investment income (loss)                          68           68,994         (120,061)        (577,019)         342,908
                                              ---------------  ---------------  ---------------  ---------------  ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS:
   Capital gain distributions                           1,564               --            1,898          671,042           20,992
   Net realized gain (loss) from sales of
     investments                                           47           (1,511)          25,888        1,179,916         (103,121)
                                              ---------------  ---------------  ---------------  ---------------  ---------------
     Net realized gain (loss)                           1,611           (1,511)          27,786        1,850,958          (82,129)
   Change in unrealized gain (loss)                    (4,353)        (107,925)        (720,507)     (13,263,756)      (9,381,013)
                                              ---------------  ---------------  ---------------  ---------------  ---------------
     Net realized and unrealized gain (loss)           (2,742)        (109,436)        (692,721)     (11,412,798)      (9,463,142)
                                              ---------------  ---------------  ---------------  ---------------  ---------------
     Net increase (decrease) in net assets
        from operations                       $        (2,674) $       (40,442) $      (812,782) $   (11,989,817) $    (9,120,234)
                                              ===============  ===============  ===============  ===============  ===============

--------
(a)  Name change. See Note 1.
(b)  Fund Substitution. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT VA-K
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2018

                                                  GLOBAL
                                                 ATLANTIC           GLOBAL           GLOBAL           GLOBAL           GLOBAL
                                                BLACKROCK          ATLANTIC         ATLANTIC         ATLANTIC         ATLANTIC
                                               DISCIPLINED        BLACKROCK        BLACKROCK        BLACKROCK        BLACKROCK
                                                 MID CAP         DISCIPLINED      DISCIPLINED      DISCIPLINED      DISCIPLINED
                                                  GROWTH          SMALL CAP        U.S. CORE     VALUE PORTFOLIO  VALUE PORTFOLIO
                                               PORTFOLIO (B)    PORTFOLIO (B)    PORTFOLIO (B)     CLASS I (B)        CLASS II
                                              ---------------  ---------------  ---------------  ---------------  ---------------
INVESTMENT INCOME:
   Dividends                                  $       371,302  $         3,771  $        15,182  $     1,169,524  $         3,436

EXPENSES:
   Mortality and expense risk fees                    519,750           30,073           13,615          986,825            1,268
   Other expense fees                                  83,158            4,809            2,192          157,864              380
                                              ---------------  ---------------  ---------------  ---------------  ---------------
     Total expenses                                   602,908           34,882           15,807        1,144,689            1,648
                                              ---------------  ---------------  ---------------  ---------------  ---------------

     Net investment income (loss)                    (231,606)         (31,111)            (625)          24,835            1,788
                                              ---------------  ---------------  ---------------  ---------------  ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS:
   Capital gain distributions                         140,297            9,815           11,275          468,665            1,596
   Net realized gain (loss) from sales of
     investments                                      309,746            2,716           (2,368)         478,589          (30,130)
                                              ---------------  ---------------  ---------------  ---------------  ---------------
     Net realized gain (loss)                         450,043           12,531            8,907          947,254          (28,534)
   Change in unrealized gain (loss)                (2,645,005)        (434,027)        (126,547)      (7,809,139)          (6,352)
                                              ---------------  ---------------  ---------------  ---------------  ---------------
     Net realized and unrealized gain (loss)       (2,194,962)        (421,496)        (117,640)      (6,861,885)         (34,886)
                                              ---------------  ---------------  ---------------  ---------------  ---------------
     Net increase (decrease) in net assets
        from operations                       $    (2,426,568) $      (452,607) $      (118,265) $    (6,837,050) $       (33,098)
                                              ===============  ===============  ===============  ===============  ===============

--------
(b)  Fund Substitution. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT VA-K
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2018

                                                                    GLOBAL           GLOBAL           GLOBAL           GLOBAL
                                                                   ATLANTIC         ATLANTIC         ATLANTIC         ATLANTIC
                                                  GLOBAL        GOLDMAN SACHS    GOLDMAN SACHS    GOLDMAN SACHS    GOLDMAN SACHS
                                                 ATLANTIC            CORE            GLOBAL         LARGE CAP         MID CAP
                                                BLACKROCK           FIXED            EQUITY           GROWTH           VALUE
                                                HIGH YIELD          INCOME          INSIGHTS         INSIGHTS         INSIGHTS
                                                PORTFOLIO       PORTFOLIO (B)    PORTFOLIO (B)    PORTFOLIO (B)    PORTFOLIO (B)
                                              ---------------  ---------------  ---------------  ---------------  ---------------
INVESTMENT INCOME:
   Dividends                                  $        88,247  $         9,560  $        38,585  $        61,109  $       203,861

EXPENSES:
   Mortality and expense risk fees                    182,542          205,462           39,861           87,284          392,172
   Other expense fees                                  29,196           32,871            6,378           13,960           62,745
                                              ---------------  ---------------  ---------------  ---------------  ---------------
     Total expenses                                   211,738          238,333           46,239          101,244          454,917
                                              ---------------  ---------------  ---------------  ---------------  ---------------

     Net investment income (loss)                    (123,491)        (228,773)          (7,654)         (40,135)        (251,056)
                                              ---------------  ---------------  ---------------  ---------------  ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS:
   Capital gain distributions                           1,273               --            6,493           42,578           56,741
   Net realized gain (loss) from sales of
     investments                                      (13,485)           6,553          (18,962)          44,199          117,441
                                              ---------------  ---------------  ---------------  ---------------  ---------------
     Net realized gain (loss)                         (12,212)           6,553          (12,469)          86,777          174,182
   Change in unrealized gain (loss)                  (681,182)         280,542         (532,822)        (725,956)      (3,577,865)
                                              ---------------  ---------------  ---------------  ---------------  ---------------
     Net realized and unrealized gain (loss)         (693,394)         287,095         (545,291)        (639,179)      (3,403,683)
                                              ---------------  ---------------  ---------------  ---------------  ---------------
     Net increase (decrease) in net assets
        from operations                       $      (816,885) $        58,322  $      (552,945) $      (679,314) $    (3,654,739)
                                              ===============  ===============  ===============  ===============  ===============

--------
(b)  Fund Substitution.  See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT VA-K
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2018

                                               GOLDMAN SACHS                     GOLDMAN SACHS    GOLDMAN SACHS
                                                 VIT CORE                         VIT GLOBAL           VIT         GOLDMAN SACHS
                                                  FIXED         GOLDMAN SACHS       TRENDS         GOVERNMENT        VIT GROWTH
                                                  INCOME         VIT EQUITY       ALLOCATION          MONEY        OPPORTUNITIES
                                                 FUND (B)        INDEX FUND          FUND          MARKET FUND        FUND (B)
                                              ---------------  ---------------  ---------------  ---------------  ---------------
INVESTMENT INCOME:
   Dividends                                  $            --  $     1,042,523  $         1,080  $       290,687  $            --

EXPENSES:
   Mortality and expense risk fees                     45,135          887,619            2,351          251,871           63,204
   Other expense fees                                   7,221          142,009              376           40,283           10,113
                                              ---------------  ---------------  ---------------  ---------------  ---------------
     Total expenses                                    52,356        1,029,628            2,727          292,154           73,317
                                              ---------------  ---------------  ---------------  ---------------  ---------------

     Net investment income (loss)                     (52,356)          12,895           (1,647)          (1,467)         (73,317)
                                              ---------------  ---------------  ---------------  ---------------  ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS:
   Capital gain distributions                              --        4,353,148            2,455               --               --
   Net realized gain (loss) from sales of
     investments                                      177,892        3,224,100            5,376               --        2,355,784
                                              ---------------  ---------------  ---------------  ---------------  ---------------
     Net realized gain (loss)                         177,892        7,577,248            7,831               --        2,355,784
   Change in unrealized gain (loss)                  (652,013)     (11,514,209)         (16,204)              --       (1,538,955)
                                              ---------------  ---------------  ---------------  ---------------  ---------------
     Net realized and unrealized gain (loss)         (474,121)      (3,936,961)          (8,373)              --          816,829
                                              ---------------  ---------------  ---------------  ---------------  ---------------
     Net increase (decrease) in net assets
        from operations                       $      (526,477) $    (3,924,066) $       (10,020) $        (1,467) $       743,512
                                              ===============  ===============  ===============  ===============  ===============

--------
(b)  Fund Substitution.  See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT VA-K
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2018

                                               GOLDMAN SACHS    GOLDMAN SACHS                                      GOLDMAN SACHS
                                                 VIT HIGH           VIT                           GOLDMAN SACHS       VIT U.S.
                                                  QUALITY       INTERNATIONAL    GOLDMAN SACHS    VIT STRATEGIC        EQUITY
                                               FLOATING RATE   EQUITY INSIGHTS    VIT MID CAP         GROWTH          INSIGHTS
                                                   FUND          FUND (A) (B)    VALUE FUND (B)      FUND (B)         FUND (B)
                                              ---------------  ---------------  ---------------  ---------------  ---------------
INVESTMENT INCOME:
   Dividends                                  $       162,612  $            --  $            --  $            --  $            --

EXPENSES:
   Mortality and expense risk fees                    111,192           44,223           70,753          120,236          102,200
   Other expense fees                                  17,782            7,072           11,319           19,236           16,351
                                              ---------------  ---------------  ---------------  ---------------  ---------------
     Total expenses                                   128,974           51,295           82,072          139,472          118,551
                                              ---------------  ---------------  ---------------  ---------------  ---------------

     Net investment income (loss)                      33,638          (51,295)         (82,072)        (139,472)        (118,551)
                                              ---------------  ---------------  ---------------  ---------------  ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS:
   Capital gain distributions                              --               --               --               --               --
   Net realized gain (loss) from sales of
     investments                                        8,638          843,311        1,332,346       23,064,129        8,708,428
                                              ---------------  ---------------  ---------------  ---------------  ---------------
     Net realized gain (loss)                           8,638          843,311        1,332,346       23,064,129        8,708,428
   Change in unrealized gain (loss)                   (39,116)      (1,058,959)      (2,070,921)     (20,796,410)      (8,169,854)
                                              ---------------  ---------------  ---------------  ---------------  ---------------
     Net realized and unrealized gain (loss)          (30,478)        (215,648)        (738,575)       2,267,719          538,574
                                              ---------------  ---------------  ---------------  ---------------  ---------------
     Net increase (decrease) in net assets
        from operations                       $         3,160  $      (266,943) $      (820,647) $     2,128,247  $       420,023
                                              ===============  ===============  ===============  ===============  ===============

--------
(a)  Name change.  See Note 1.
(b)  Fund Substitution.  See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT VA-K
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2018

                                               INVESCO V.I.                                        INVESCO V.I.     INVESCO V.I.
                                                 AMERICAN        INVESCO V.I.     INVESCO V.I.       MID CAP           VALUE
                                                FRANCHISE        CORE EQUITY      HEALTH CARE        GROWTH        OPPORTUNITIES
                                                 FUND (B)          FUND (B)         FUND (A)         FUND (B)         FUND (B)
                                              ---------------  ---------------  ---------------  ---------------  ---------------
INVESTMENT INCOME:
   Dividends                                  $            --  $            --  $            --  $            --  $            --

EXPENSES:
   Mortality and expense risk fees                     13,079            9,105           44,337              987            8,513
   Other expense fees                                   2,091            1,457            7,093              158            1,361
                                              ---------------  ---------------  ---------------  ---------------  ---------------
     Total expenses                                    15,170           10,562           51,430            1,145            9,874
                                              ---------------  ---------------  ---------------  ---------------  ---------------

     Net investment income (loss)                     (15,170)         (10,562)         (51,430)          (1,145)          (9,874)
                                              ---------------  ---------------  ---------------  ---------------  ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS:
   Capital gain distributions                              --               --          448,698               --               --
   Net realized gain (loss) from sales of
     investments                                    2,011,291          704,195           42,239           74,773          168,086
                                              ---------------  ---------------  ---------------  ---------------  ---------------
     Net realized gain (loss)                       2,011,291          704,195          490,937           74,773          168,086
   Change in unrealized gain (loss)                (1,549,627)        (632,307)        (444,424)         (51,464)         (96,777)
                                              ---------------  ---------------  ---------------  ---------------  ---------------
     Net realized and unrealized gain (loss)          461,664           71,888           46,513           23,309           71,309
                                              ---------------  ---------------  ---------------  ---------------  ---------------
     Net increase (decrease) in net assets
        from operations                       $       446,494  $        61,326  $        (4,917) $        22,164  $        61,435
                                              ===============  ===============  ===============  ===============  ===============

--------
(a)  Name change. See Note 1.
(b)  Fund Substitution. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT VA-K
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2018

                                                   JANUS            JANUS            JANUS            MFS(R)
                                                 HENDERSON        HENDERSON        HENDERSON         MID CAP         MFS(R) NEW
                                                   FORTY           OVERSEAS         RESEARCH          GROWTH         DISCOVERY
                                                 PORTFOLIO        PORTFOLIO      PORTFOLIO (B)      SERIES (B)       SERIES (B)
                                              ---------------  ---------------  ---------------  ---------------  ---------------
INVESTMENT INCOME:
   Dividends                                  $            --  $           319  $            --  $            --  $            --

EXPENSES:
   Mortality and expense risk fees                         33               96           12,876            1,236            6,350
   Other expense fees                                      10               29            2,059              198            1,016
                                              ---------------  ---------------  ---------------  ---------------  ---------------
     Total expenses                                        43              125           14,935            1,434            7,366
                                              ---------------  ---------------  ---------------  ---------------  ---------------

     Net investment income (loss)                         (43)             194          (14,935)          (1,434)          (7,366)
                                              ---------------  ---------------  ---------------  ---------------  ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS:
   Capital gain distributions                             911               --               --               --               --
   Net realized gain (loss) from sales of
     investments                                           11                6        1,473,472          105,733          656,016
                                              ---------------  ---------------  ---------------  ---------------  ---------------
     Net realized gain (loss)                             922                6        1,473,472          105,733          656,016
   Change in unrealized gain (loss)                      (818)          (3,246)      (1,208,416)         (71,885)        (489,789)
                                              ---------------  ---------------  ---------------  ---------------  ---------------
     Net realized and unrealized gain (loss)              104           (3,240)         265,056           33,848          166,227
                                              ---------------  ---------------  ---------------  ---------------  ---------------
     Net increase (decrease) in net assets
        from operations                       $            61  $        (3,046) $       250,121  $       32,414   $       158,861
                                              ===============  ===============  ===============  ===============  ===============

--------
(b)  Fund Substitution. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT VA-K
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2018

                                                                                  OPPENHEIMER     OPPENHEIMER
                                                MFS(R) TOTAL       MFS(R)           CAPITAL       CONSERVATIVE     OPPENHEIMER
                                                  RETURN         UTILITIES       APPRECIATION       BALANCED          GLOBAL
                                                 SERIES (B)        SERIES         FUND/VA (B)        FUND/VA        FUND/VA (B)
                                              ---------------  ---------------  ---------------  ---------------  ---------------
INVESTMENT INCOME:
   Dividends                                  $            --  $        20,328  $            --  $        14,074  $            --

EXPENSES:
   Mortality and expense risk fees                      9,548           31,437            3,704           10,159           11,710
   Other expense fees                                   1,528            5,030              593            1,625            1,874
                                              ---------------  ---------------  ---------------  ---------------  ---------------
     Total expenses                                    11,076           36,467            4,297           11,784           13,584
                                              ---------------  ---------------  ---------------  ---------------  ---------------

     Net investment income (loss)                     (11,076)         (16,139)          (4,297)           2,290          (13,584)
                                              ---------------  ---------------  ---------------  ---------------  ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS:
   Capital gain distributions                              --            9,293               --           19,339               --
   Net realized gain (loss) from sales of
     investments                                      568,497           18,600          417,677           20,308        1,437,119
                                              ---------------  ---------------  ---------------  ---------------  ---------------
     Net realized gain (loss)                         568,497           27,893          417,677           39,647        1,437,119
   Change in unrealized gain (loss)                  (588,084)         (20,416)        (348,219)         (96,260)      (1,262,679)
                                              ---------------  ---------------  ---------------  ---------------  ---------------
     Net realized and unrealized gain (loss)          (19,587)           7,477           69,458          (56,613)         174,440
                                              ---------------  ---------------  ---------------  ---------------  ---------------
     Net increase (decrease) in net assets
        from operations                       $       (30,663) $        (8,662) $        65,161  $       (54,323) $       160,856
                                              ===============  ===============  ===============  ===============  ===============

--------
(b)  Fund Substitution. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT VA-K
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2018

                                                OPPENHEIMER
                                                   GLOBAL                                         T. ROWE PRICE
                                                 STRATEGIC       OPPENHEIMER     PIONEER REAL     INTERNATIONAL
                                                   INCOME        MAIN STREET     ESTATE SHARES        STOCK
                                                  FUND/VA       FUND(R)/VA (B)   VCT PORTFOLIO    PORTFOLIO (B)
                                              ---------------  ---------------  ---------------  ---------------
INVESTMENT INCOME:
   Dividends                                  $        37,986  $            --  $       114,250  $            --

EXPENSES:
   Mortality and expense risk fees                     10,597            2,408           59,157           32,600
   Other expense fees                                   1,696              385            9,465            5,213
                                              ---------------  ---------------  ---------------  ---------------
     Total expenses                                    12,293            2,793           68,622           37,813
                                              ---------------  ---------------  ---------------  ---------------

     Net investment income (loss)                      25,693           (2,793)          45,628          (37,813)
                                              ---------------  ---------------  ---------------  ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS:
   Capital gain distributions                              --               --          457,536               --
   Net realized gain (loss) from sales of
     investments                                      (12,213)         211,862         (149,040)       2,521,688
                                              ---------------  ---------------  ---------------  ---------------
     Net realized gain (loss)                         (12,213)         211,862          308,496        2,521,688
   Change in unrealized gain (loss)                   (64,153)        (205,642)        (774,609)      (2,357,724)
                                              ---------------  ---------------  ---------------  ---------------
     Net realized and unrealized gain (loss)          (76,366)           6,220         (466,113)         163,964
                                              ---------------  ---------------  ---------------  ---------------
     Net increase (decrease) in net assets
        from operations                       $       (50,673) $         3,427  $      (420,485) $       126,151
                                              ===============  ===============  ===============  ===============

--------
(b)  Fund Substitution. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT VA-K
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,

                                                                       EATON VANCE VT FLOATING-        GLOBAL ATLANTIC BLACKROCK
                                     DWS SMALL CAP INDEX VIP (A)           RATE INCOME FUND             ALLOCATION PORTFOLIO (B)
                                   -------------------------------  ------------------------------  -------------------------------
                                         2018            2017            2018            2017            2018             2017
                                   ---------------  --------------  --------------  --------------  --------------  ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income (loss)    $            68  $           62  $       68,994  $       57,353  $     (120,061) $       (16,622)
   Net realized gain (loss)                  1,611             810          (1,511)           (490)         27,786            2,336
   Change in unrealized gain
     (loss)                                 (4,353)          1,836        (107,925)          4,065        (720,507)         213,579
                                   ---------------  --------------  --------------  --------------  --------------  ---------------
   Net increase (decrease) in net
     assets from operations                 (2,674)          2,708         (40,442)         60,928        (812,782)         199,293
                                   ---------------  --------------  --------------  --------------  --------------  ---------------

FROM CONTRACT TRANSACTIONS:
   Net purchase payments                        --              --             --               --          14,762            1,001
   Terminations and withdrawals                 --              --        (278,291)       (172,341)       (910,239)        (148,897)
   Contract benefits                            --              --         (37,006)        (46,347)       (188,591)         (14,724)
   Contract charges                             --              (8)           (604)           (675)         (5,235)            (470)
   Net transfers between
     Sub-Accounts                               --              --          (2,646)         72,182       3,246,773        9,858,837
   Other transfers from (to) the
     General Account                            --              --           9,725            (811)          4,647              121
                                   ---------------  --------------  --------------  --------------  --------------  ---------------
   Net increase (decrease) in net
     assets from Contract
     transactions                               --              (8)       (308,822)       (147,992)      2,162,117        9,695,868
                                   ---------------  --------------  --------------  --------------  --------------  ---------------
   Net increase (decrease) in net
     assets                                 (2,674)          2,700        (349,264)        (87,064)      1,349,335        9,895,161

NET ASSETS:
   Beginning of year                        22,645          19,945       3,118,261       3,205,325       9,895,161               --
                                   ---------------  --------------  --------------  --------------  --------------  ---------------
   End of year                     $        19,971  $       22,645  $    2,768,997  $    3,118,261  $   11,244,496  $     9,895,161
                                   ===============  ==============  ==============  ==============  ==============  ===============

--------
(a)  Name change. See Note 1.
(b)  Fund Substitution. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT VA-K
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,

                                                                       GLOBAL ATLANTIC BLACKROCK       GLOBAL ATLANTIC BLACKROCK
                                      GLOBAL ATLANTIC BLACKROCK     DISCIPLINED INTERNATIONAL CORE    DISCIPLINED MID CAP GROWTH
                                    DISCIPLINED CORE PORTFOLIO (B)           PORTFOLIO (B)                   PORTFOLIO (B)
                                   -------------------------------  ------------------------------  -------------------------------
                                         2018            2017            2018            2017            2018             2017
                                   ---------------  --------------  --------------  --------------  --------------  ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income (loss)    $      (577,019) $     (149,295) $      342,908  $      (50,983) $     (231,606) $       (23,920)
   Net realized gain (loss)              1,850,958          69,069         (82,129)          2,364         450,043            3,804
   Change in unrealized gain
     (loss)                            (13,263,756)      3,306,238      (9,381,013)        723,650      (2,645,005)         310,537
                                   ---------------  --------------  --------------  --------------  --------------  ---------------
   Net increase (decrease) in net
     assets from operations            (11,989,817)      3,226,012      (9,120,234)        675,031      (2,426,568)         290,421
                                   ---------------  --------------  --------------  --------------  --------------  ---------------

FROM CONTRACT TRANSACTIONS:
   Net purchase payments                   219,909           6,960          89,093           3,970          34,362              719
   Terminations and withdrawals        (15,820,678)       (949,441)     (4,071,332)       (223,040)     (3,041,685)        (233,781)
   Contract benefits                    (3,462,217)       (235,126)       (731,493)        (52,583)       (607,360)         (23,377)
   Contract charges                        (94,692)         (4,256)        (26,007)         (1,644)        (16,557)            (458)
   Net transfers between
     Sub-Accounts                      105,687,659      92,201,278      33,530,352      28,298,463      28,345,589       17,114,739
   Other transfers from (to) the
     General Account                       592,248          67,462         131,786             364          32,931           17,537
                                   ---------------  --------------  --------------  --------------  --------------  ---------------
   Net increase (decrease) in net
     assets from Contract
     transactions                       87,122,229      91,086,877      28,922,399      28,025,530      24,747,280       16,875,379
                                   ---------------  --------------  --------------  --------------  --------------  ---------------
   Net increase (decrease) in net
     assets                             75,132,412      94,312,889      19,802,165      28,700,561      22,320,712       17,165,800

NET ASSETS:
   Beginning of year                    94,312,889              --      28,700,561              --      17,165,800               --
                                   ---------------  --------------  --------------  --------------  --------------  ---------------
   End of year                     $   169,445,301   $  94,312,889   $  48,502,726   $  28,700,561   $  39,486,512   $   17,165,800
                                   ===============  ==============  ==============  ==============  ==============  ===============

--------
(b)  Fund Substitution. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT VA-K
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,

                                      GLOBAL ATLANTIC BLACKROCK        GLOBAL ATLANTIC BLACKROCK       GLOBAL ATLANTIC BLACKROCK
                                        DISCIPLINED SMALL CAP            DISCIPLINED U.S. CORE        DISCIPLINED VALUE PORTFOLIO
                                             PORTFOLIO (B)                    PORTFOLIO (B)                   CLASS I (B)
                                   -------------------------------  ------------------------------  -------------------------------
                                         2018            2017            2018            2017            2018             2017
                                   ---------------  --------------  --------------  --------------  --------------  ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income (loss)    $       (31,111) $          (59) $         (625) $          (99) $       24,835  $      (119,889)
   Net realized gain (loss)                 12,531               4           8,907               1         947,254           36,334
   Change in unrealized gain
     (loss)                               (434,027)            462        (126,547)          1,311      (7,809,139)       2,950,858
                                   ---------------  --------------  --------------  --------------  --------------  ---------------
   Net increase (decrease) in net
     assets from operations               (452,607)            407        (118,265)          1,213      (6,837,050)       2,867,303
                                   ---------------  --------------  --------------  --------------  --------------  ---------------

FROM CONTRACT TRANSACTIONS:
   Net purchase payments                       849              --              --              --         128,117            6,132
   Terminations and withdrawals           (112,081)             --         (71,267)             --      (6,463,491)        (764,315)
   Contract benefits                       (62,562)           (116)        (13,530)             --      (1,324,926)         (90,305)
   Contract charges                           (599)              --            (163)            --         (38,147)          (3,642)
   Net transfers between
     Sub-Accounts                        3,209,369          66,617       1,132,759         164,161         (37,772)      79,013,079
   Other transfers from (to) the
     General Account                         7,791            (364)            213              --         177,336           29,350
                                   ---------------  --------------  --------------  --------------  --------------  ---------------
   Net increase (decrease) in net
     assets from Contract
     transactions                        3,042,767          66,137       1,048,012         164,161      (7,558,883)      78,190,299
                                   ---------------  --------------  --------------  --------------  --------------  ---------------
   Net increase (decrease) in net
     assets                              2,590,160          66,544         929,747         165,374     (14,395,933)      81,057,602

NET ASSETS:
   Beginning of year                        66,544              --         165,374              --      81,057,602               --
                                   ---------------  --------------  --------------  --------------  --------------  ---------------
   End of year                     $     2,656,704  $       66,544  $    1,095,121  $      165,374  $   66,661,669  $    81,057,602
                                   ===============  ==============  ==============  ==============  ==============  ===============

--------
(b)  Fund Substitution. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT VA-K
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,

                                      GLOBAL ATLANTIC BLACKROCK
                                     DISCIPLINED VALUE PORTFOLIO      GLOBAL ATLANTIC BLACKROCK      GLOBAL ATLANTIC GOLDMAN SACHS
                                              CLASS II                   HIGH YIELD PORTFOLIO       CORE FIXED INCOME PORTFOLIO (B)
                                   -------------------------------  ------------------------------  -------------------------------
                                         2018            2017            2018            2017            2018             2017
                                   ---------------  --------------  --------------  --------------  --------------  ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income (loss)    $         1,788  $          (95) $     (123,491) $      (25,643) $     (228,773) $            --
   Net realized gain (loss)                (28,534)              1         (12,212)            225           6,553               --
   Change in unrealized gain
     (loss)                                 (6,352)          2,194        (681,182)         61,442         280,542               --
                                   ---------------  --------------  --------------  --------------  --------------  ---------------
   Net increase (decrease) in net
     assets from operations                (33,098)          2,100        (816,885)         36,024          58,322               --
                                   ---------------  --------------  --------------  --------------  --------------  ---------------

FROM CONTRACT TRANSACTIONS:
   Net purchase payments                        --              --          11,028           1,786          16,934               --
   Terminations and withdrawals                 --              --      (1,077,126)       (139,676)     (1,251,195)              --
   Contract benefits                      (180,578)             --        (357,696)        (36,044)       (382,036)              --
   Contract charges                            (16)             --          (6,494)           (730)         (7,195)              --
   Net transfers between
     Sub-Accounts                               --         252,701         (55,379)     15,425,679      20,366,072               --
   Other transfers from (to) the
     General Account                            --              --          14,194             180          86,967               --
                                   ---------------  --------------  --------------  --------------  --------------  ---------------
   Net increase (decrease) in net
     assets from Contract
     transactions                         (180,594)        252,701      (1,471,473)     15,251,195      18,829,547               --
                                   ---------------  --------------  --------------  --------------  --------------  ---------------
   Net increase (decrease) in net
     assets                               (213,692)        254,801      (2,288,358)     15,287,219      18,887,869               --

NET ASSETS:
   Beginning of year                       254,801              --      15,287,219              --              --               --
                                   ---------------  --------------  --------------  --------------  --------------  ---------------
   End of year                     $        41,109  $      254,801  $   12,998,861  $   15,287,219  $   18,887,869  $            --
                                   ===============  ==============  ==============  ==============  ==============  ===============

--------
(b)  Fund Substitution. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT VA-K
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,

                                       GLOBAL ATLANTIC GOLDMAN          GLOBAL ATLANTIC GOLDMAN          GLOBAL ATLANTIC GOLDMAN
                                     SACHS GLOBAL EQUITY INSIGHTS       SACHS LARGE CAP GROWTH        SACHS MID CAP VALUE INSIGHTS
                                           PORTFOLIO (B)                INSIGHTS PORTFOLIO (B)               PORTFOLIO (B)
                                   -------------------------------  ------------------------------  -------------------------------
                                         2018            2017            2018            2017            2018             2017
                                   ---------------  --------------  --------------  --------------  --------------  ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income (loss)    $        (7,654) $           --  $      (40,135) $       (6,855) $     (251,056) $        (6,361)
   Net realized gain (loss)                (12,469)             --          86,777             830         174,182              851
   Change in unrealized gain
     (loss)                               (532,822)             --        (725,956)         89,417      (3,577,865)          94,076
                                   ---------------  --------------  --------------  --------------  --------------  ---------------
   Net increase (decrease) in net
     assets from operations               (552,945)             --        (679,314)         83,392      (3,654,739)          88,566
                                   ---------------  --------------  --------------  --------------  --------------  ---------------

FROM CONTRACT TRANSACTIONS:
   Net purchase payments                       725              --          21,948              82          34,912              201
   Terminations and withdrawals           (300,219)             --        (412,776)        (45,863)     (2,395,973)         (49,180)
   Contract benefits                      (106,975)             --        (214,768)         (2,046)       (454,501)            (145)
   Contract charges                           (526)             --          (2,697)           (181)        (14,662)            (265)
   Net transfers between
     Sub-Accounts                        4,248,341              --       5,085,614       3,045,814      30,733,354        6,061,977
   Other transfers from (to) the
     General Account                         6,323              --          10,366              12          60,731               28
                                   ---------------  --------------  --------------  --------------  --------------  ---------------
   Net increase (decrease) in net
     assets from Contract
     transactions                        3,847,669              --       4,487,687       2,997,818      27,963,861        6,012,616
                                   ---------------  --------------  --------------  --------------  --------------  ---------------
   Net increase (decrease) in net
     assets                              3,294,724              --       3,808,373       3,081,210      24,309,122        6,101,182

NET ASSETS:
   Beginning of year                            --              --       3,081,210              --       6,101,182               --
                                   ---------------  --------------  --------------  --------------  --------------  ---------------
   End of year                     $     3,294,724  $           --  $    6,889,583  $    3,081,210  $   30,410,304  $     6,101,182
                                   ===============  ==============  ==============  ==============  ==============  ===============

--------
(b)  Fund Substitution.  See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT VA-K
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,

                                    GOLDMAN SACHS VIT CORE FIXED    GOLDMAN SACHS VIT EQUITY INDEX      GOLDMAN SACHS VIT GLOBAL
                                           INCOME FUND (B)                       FUND                    TRENDS ALLOCATION FUND
                                   -------------------------------  ------------------------------  -------------------------------
                                         2018            2017            2018            2017            2018             2017
                                   ---------------  --------------  --------------  --------------  --------------  ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income (loss)    $       (52,356) $      247,926  $       12,895  $       52,577  $       (1,647) $        (2,629)
   Net realized gain (loss)                177,892          86,716       7,577,248       6,079,641           7,831            9,248
   Change in unrealized gain
     (loss)                               (652,013)         25,497     (11,514,209)      6,126,287         (16,204)          17,601
                                   ---------------  --------------  --------------  --------------  --------------  ---------------
   Net increase (decrease) in net
     assets from operations               (526,477)        360,139      (3,924,066)     12,258,505         (10,020)          24,220
                                   ---------------  --------------  --------------  --------------  --------------  ---------------

FROM CONTRACT TRANSACTIONS:
   Net purchase payments                     1,151          25,169         107,910          87,735              --               --
   Terminations and withdrawals           (282,120)     (1,769,016)     (5,614,346)     (6,178,748)        (11,641)         (10,928)
   Contract benefits                       (49,766)       (385,636)     (1,747,577)     (1,827,958)        (31,390)              --
   Contract charges                         (1,575)        (10,088)        (36,149)        (38,108)            (27)             (19)
   Net transfers between
     Sub-Accounts                      (20,230,551)        507,111         273,281         609,875          (4,614)         (33,735)
   Other transfers from (to) the
     General Account                        (3,709)         36,557         590,595       1,240,499               1                1
                                   ---------------  --------------  --------------  --------------  --------------  ---------------
   Net increase (decrease) in net
     assets from Contract
     transactions                      (20,566,570)     (1,595,903)     (6,426,286)     (6,106,705)        (47,671)         (44,681)
                                   ---------------  --------------  --------------  --------------  --------------  ---------------
   Net increase (decrease) in net
     assets                            (21,093,047)     (1,235,764)    (10,350,352)      6,151,800         (57,691)         (20,461)

NET ASSETS:
   Beginning of year                    21,093,047      22,328,811      71,701,821      65,550,021         208,272          228,733
                                   ---------------  --------------  --------------  --------------  --------------  ---------------
   End of year                     $            --  $   21,093,047  $   61,351,469  $   71,701,821  $      150,581  $       208,272
                                   ===============  ==============  ==============  ==============  ==============  ===============

--------
(b) Fund Substitution. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT VA-K
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,

                                     GOLDMAN SACHS VIT GOVERNMENT      GOLDMAN SACHS VIT GROWTH          GOLDMAN SACHS VIT HIGH
                                          MONEY MARKET FUND             OPPORTUNITIES FUND (B)        QUALITY FLOATING RATE FUND
                                   -------------------------------  ------------------------------  -------------------------------
                                         2018            2017            2018            2017            2018             2017
                                   ---------------  --------------  --------------  --------------  --------------  ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income (loss)    $        (1,467) $     (173,706) $      (73,317) $     (398,296) $       33,638  $       (19,980)
   Net realized gain (loss)                     --              --       2,355,784       3,046,220           8,638            9,567
   Change in unrealized gain
     (loss)                                     --              --      (1,538,955)      3,446,262         (39,116)          11,310
                                   ---------------  --------------  --------------  --------------  --------------  ---------------
   Net increase (decrease) in net
     assets from operations                 (1,467)       (173,706)        743,512       6,094,186           3,160              897
                                   ---------------  --------------  --------------  --------------  --------------  ---------------

FROM CONTRACT TRANSACTIONS:
   Net purchase payments                   120,305          20,944           3,086          15,916          11,400           17,419
   Terminations and withdrawals         (2,843,507)     (2,593,148)       (381,281)     (2,251,159)       (747,262)        (942,682)
   Contract benefits                      (920,928)       (712,171)        (33,322)       (282,818)       (218,204)        (179,715)
   Contract charges                        (12,293)        (12,785)         (2,233)        (13,952)         (4,877)          (5,397)
   Net transfers between
     Sub-Accounts                           38,712       5,194,612     (28,760,990)       (623,325)        (61,021)         284,885
   Other transfers from (to) the
     General Account                     1,995,800       1,748,636             983          39,117          57,064           10,442
                                   ---------------  --------------  --------------  --------------  --------------  ---------------
   Net increase (decrease) in net
     assets from Contract
     transactions                       (1,621,911)      3,646,088     (29,173,757)     (3,116,221)       (962,900)        (815,048)
                                   ---------------  --------------  --------------  --------------  --------------  ---------------
   Net increase (decrease) in net
     assets                             (1,623,378)      3,472,382     (28,430,245)      2,977,965        (959,740)        (814,151)

NET ASSETS:
   Beginning of year                    21,514,217      18,041,835      28,430,245      25,452,280       9,204,419       10,018,570
                                   ---------------  --------------  --------------  --------------  --------------  ---------------
   End of year                     $    19,890,839  $   21,514,217  $           --  $   28,430,245  $    8,244,679  $     9,204,419
                                   ===============  ==============  ==============  ==============  ==============  ===============

--------
(b) Fund Substitution. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT VA-K
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,

                                   GOLDMAN SACHS VIT INTERNATIONAL     GOLDMAN SACHS VIT MID CAP      GOLDMAN SACHS VIT STRATEGIC
                                     EQUITY INSIGHTS FUND (A) (B)           VALUE FUND (B)                  GROWTH FUND (B)
                                   -------------------------------  ------------------------------  -------------------------------
                                         2018            2017            2018            2017            2018             2017
                                   ---------------  --------------  --------------  --------------  --------------  ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income (loss)    $       (51,295) $       29,408  $      (82,072) $     (316,476) $     (139,472) $      (614,552)
   Net realized gain (loss)                843,311         (47,267)      1,332,346       2,022,544      23,064,129        4,651,175
   Change in unrealized gain
     (loss)                             (1,058,959)      4,171,528      (2,070,921)      1,173,967     (20,796,410)       8,672,669
                                   ---------------  --------------  --------------  --------------  --------------  ---------------
   Net increase (decrease) in net
     assets from operations               (266,943)      4,153,669        (820,647)      2,880,035       2,128,247       12,709,292
                                   ---------------  --------------  --------------  --------------  --------------  ---------------

FROM CONTRACT TRANSACTIONS:
   Net purchase payments                     1,804          27,255          15,151          26,547          40,521           82,466
   Terminations and withdrawals           (224,812)     (1,397,892)       (319,755)     (2,503,440)       (731,928)      (3,992,303)
   Contract benefits                       (35,021)       (168,733)        (54,675)       (408,526)       (195,374)        (734,820)
   Contract charges                         (1,833)        (11,282)         (2,567)        (16,265)         (6,033)         (36,143)
   Net transfers between
     Sub-Accounts                      (19,472,459)       (308,420)    (31,461,612)       (295,066)    (54,880,755)      (1,087,630)
   Other transfers from (to) the
     General Account                            79          23,891           9,872          54,718          26,507          103,216
                                   ---------------  --------------  --------------  --------------  --------------  ---------------
   Net increase (decrease) in net
     assets from Contract
     transactions                      (19,732,242)     (1,835,181)    (31,813,586)     (3,142,032)    (55,747,062)      (5,665,214)
                                   ---------------  --------------  --------------  --------------  --------------  ---------------
   Net increase (decrease) in net
     assets                            (19,999,185)      2,318,488     (32,634,233)       (261,997)    (53,618,815)       7,044,078

NET ASSETS:
   Beginning of year                    19,999,185      17,680,697      32,634,233      32,896,230      53,618,815       46,574,737
                                   ---------------  --------------  --------------  --------------  --------------  ---------------
   End of year                     $            --  $   19,999,185  $           --  $   32,634,233  $           --  $    53,618,815
                                   ===============  ==============  ==============  ==============  ==============  ===============

-------
(a)  Name change. See Note 1.
(b)  Fund Substitution. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT VA-K
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,

                                    GOLDMAN SACHS VIT U.S. EQUITY        INVESCO V.I. AMERICAN          INVESCO V.I. CORE EQUITY
                                           INSIGHTS FUND (B)               FRANCHISE FUND (B)                  FUND (B)
                                   -------------------------------  ------------------------------  -------------------------------
                                         2018            2017            2018            2017            2018             2017
                                   ---------------  --------------  --------------  --------------  --------------  ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income (loss)    $      (118,551) $     (137,648) $      (15,170) $      (62,760) $      (10,562) $       (14,236)
   Net realized gain (loss)              8,708,428       6,082,614       2,011,291         578,333         704,195          251,883
   Change in unrealized gain
     (loss)                             (8,169,854)      2,887,056      (1,549,627)        501,793        (632,307)         137,810
                                   ---------------  --------------  --------------  --------------  --------------  ---------------
   Net increase (decrease) in net
     assets from operations                420,023       8,832,022         446,494       1,017,366          61,326          375,457
                                   ---------------  --------------  --------------  --------------  --------------  ---------------

FROM CONTRACT TRANSACTIONS:
   Net purchase payments                     7,518          47,959          11,397           6,798          14,669            2,209
   Terminations and withdrawals           (638,917)     (4,078,003)        (92,340)       (285,921)        (61,548)        (235,854)
   Contract benefits                      (346,456)     (1,669,832)        (46,643)       (126,360)        (46,484)         (49,435)
   Contract charges                         (4,238)        (26,219)           (384)         (1,922)           (329)          (1,434)
   Net transfers between
     Sub-Accounts                      (45,640,181)        (74,753)     (4,974,810)       (121,427)     (3,459,441)          28,381
   Other transfers from (to) the
     General Account                       132,443         948,849          10,128          10,383          13,856           10,364
                                   ---------------  --------------  --------------  --------------  --------------  ---------------
   Net increase (decrease) in net
     assets from Contract
     transactions                      (46,489,831)     (4,851,999)     (5,092,652)       (518,449)     (3,539,277)        (245,769)
                                   ---------------  --------------  --------------  --------------  --------------  ---------------
   Net increase (decrease) in net
     assets                            (46,069,808)      3,980,023      (4,646,158)        498,917      (3,477,951)         129,688

NET ASSETS:
   Beginning of year                    46,069,808      42,089,785       4,646,158       4,147,241       3,477,951        3,348,263
                                   ---------------  --------------  --------------  --------------  --------------  ---------------
   End of year                     $            --  $   46,069,808  $           --  $    4,646,158  $           --  $     3,477,951
                                   ===============  ==============  ==============  ==============  ==============  ===============

--------
(b)  Fund Substitution. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT VA-K
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,

                                                                                                          INVESCO V.I. VALUE
                                      INVESCO V.I. HEALTH CARE        INVESCO V.I. MID CAP GROWTH           OPPORTUNITIES
                                                FUND (A)                        FUND (B)                        FUND (B)
                                   -------------------------------  ------------------------------  -------------------------------
                                         2018            2017            2018            2017            2018             2017
                                   ---------------  --------------  --------------  --------------  --------------  ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income (loss)    $       (51,430) $      (39,125) $       (1,145) $       (4,931) $       (9,874) $       (44,039)
   Net realized gain (loss)                490,937         222,438          74,773          27,241         168,086          (25,591)
   Change in unrealized gain
     (loss)                               (444,424)        291,726         (51,464)         40,185         (96,777)         513,753
                                   ---------------  --------------  --------------  --------------  --------------  ---------------
   Net increase (decrease) in net
     assets from operations                 (4,917)        475,039          22,164          62,495          61,435          444,123
                                   ---------------  --------------  --------------  --------------  --------------  ---------------

FROM CONTRACT TRANSACTIONS:
   Net purchase payments                    10,506           2,243             250           1,700             500            3,401
   Terminations and withdrawals           (228,240)       (207,902)         (1,275)        (26,275)        (44,546)        (205,052)
   Contract benefits                      (128,108)        (82,919)             --              --         (19,691)         (57,997)
   Contract charges                         (1,475)         (1,647)             (6)            (64)           (191)          (1,245)
   Net transfers between
     Sub-Accounts                          (48,941)       (113,052)       (376,209)         (1,996)     (3,123,116)        (108,528)
   Other transfers from (to) the
     General Account                        25,988             571              98             389              88            5,668
                                   ---------------  --------------  --------------  --------------  --------------  ---------------
   Net increase (decrease) in net
     assets from Contract
     transactions                         (370,270)       (402,706)       (377,142)        (26,246)     (3,186,956)        (363,753)
                                   ---------------  --------------  --------------  --------------  --------------  ---------------
   Net increase (decrease) in net
     assets                               (375,187)         72,333        (354,978)         36,249      (3,125,521)          80,370

NET ASSETS:
   Beginning of year                     3,540,301       3,467,968         354,978         318,729       3,125,521        3,045,151
                                   ---------------  --------------  --------------  --------------  --------------  ---------------
   End of year                     $     3,165,114  $    3,540,301  $           --  $      354,978  $           --  $     3,125,521
                                   ===============  ==============  ==============  ==============  ==============  ===============

--------
(a)  Name change. See Note 1.
(b)  Fund Substitution. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT VA-K
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,

                                                                       JANUS HENDERSON OVERSEAS        JANUS HENDERSON RESEARCH
                                   JANUS HENDERSON FORTY PORTFOLIO            PORTFOLIO                      PORTFOLIO (B)
                                   -------------------------------  ------------------------------  -------------------------------
                                         2018            2017            2018            2017            2018             2017
                                   ---------------  --------------  --------------  --------------  --------------  ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income (loss)    $           (43) $          (35) $          194  $          166  $      (14,935) $       (54,779)
   Net realized gain (loss)                    922             304               6              (3)      1,473,472          156,693
   Change in unrealized gain
     (loss)                                   (818)          1,044          (3,246)          4,316      (1,208,416)         925,539
                                   ---------------  --------------  --------------  --------------  --------------  ---------------
   Net increase (decrease) in net
     assets from operations                     61           1,313          (3,046)          4,479         250,121        1,027,453
                                   ---------------  --------------  --------------  --------------  --------------  ---------------

FROM CONTRACT TRANSACTIONS:
   Net purchase payments                        --              --              --              --          17,228            3,400
   Terminations and withdrawals                 --              --              --              --         (54,092)        (306,630)
   Contract benefits                            --              --              --              --         (49,612)         (49,700)
   Contract charges                             --              (1)             --              (9)           (536)          (2,281)
   Net transfers between
     Sub-Accounts                               --              --              --              --      (4,893,450)        (159,253)
   Other transfers from (to) the
     General Account                            --               1              (2)             --          16,133              563
                                   ---------------  --------------  --------------  --------------  --------------  ---------------
   Net increase (decrease) in net
     assets from Contract
     transactions                               --              --              (2)             (9)     (4,964,329)        (513,901)
                                   ---------------  --------------  --------------  --------------  --------------  ---------------
   Net increase (decrease) in net
     assets                                     61           1,313          (3,048)          4,470      (4,714,208)         513,552

NET ASSETS:
   Beginning of year                         5,823           4,510          19,423          14,953       4,714,208        4,200,656
                                   ---------------  --------------  --------------  --------------  --------------  ---------------
   End of year                     $         5,884  $        5,823  $       16,375  $       19,423  $           --  $     4,714,208
                                   ===============  ==============  ==============  ==============  ==============  ===============

--------
(b)  Fund Substitution. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT VA-K
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,

                                        MFS(R) MID CAP GROWTH            MFS(R) NEW DISCOVERY
                                              SERIES (B)                      SERIES (B)             MFS(R) TOTAL RETURN SERIES (B)
                                   -------------------------------  ------------------------------  -------------------------------
                                         2018             2017           2018            2017            2018             2017
                                   ---------------  --------------  --------------  --------------  --------------  ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income (loss)    $        (1,434) $       (6,889) $       (7,366) $      (32,299) $      (11,076) $        23,600
   Net realized gain (loss)                105,733          64,016         656,016          99,572         568,497          165,577
   Change in unrealized gain
     (loss)                                (71,885)         48,385        (489,789)        421,710        (588,084)         151,732
                                   ---------------  --------------  --------------  --------------  --------------  ---------------
   Net increase (decrease) in net
     assets from operations                 32,414         105,512         158,861         488,983         (30,663)         340,909
                                   ---------------  --------------  --------------  --------------  --------------  ---------------

FROM CONTRACT TRANSACTIONS:
   Net purchase payments                        --              --             169           1,065          10,610            6,286
   Terminations and withdrawals             (1,213)        (47,680)        (26,065)       (153,093)        (77,097)        (214,654)
   Contract benefits                            --         (39,947)         (1,527)        (28,484)        (13,370)         (13,164)
   Contract charges                            (49)           (188)            (58)           (378)           (216)          (1,178)
   Net transfers between
     Sub-Accounts                         (429,494)       (113,529)     (2,454,796)        (93,946)     (3,376,935)         (69,564)
   Other transfers from (to) the
     General Account                            26          12,773             163             304             362              981
                                   ---------------  --------------  --------------  --------------  --------------  ---------------
   Net increase (decrease) in net
     assets from Contract
     transactions                         (430,730)       (188,571)     (2,482,114)       (274,532)     (3,456,646)        (291,293)
                                   ---------------  --------------  --------------  --------------  --------------  ---------------
   Net increase (decrease) in net
     assets                               (398,316)        (83,059)     (2,323,253)        214,451      (3,487,309)          49,616

NET ASSETS:
   Beginning of year                       398,316         481,375       2,323,253       2,108,802       3,487,309        3,437,693
                                   ---------------  --------------  --------------  --------------  --------------  ---------------
   End of year                     $            --  $      398,316  $           --  $    2,323,253  $           --  $     3,487,309
                                   ===============  ==============  ==============  ==============  ==============  ===============

--------
(b)  Fund Substitution.  See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT VA-K
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,

                                                                         OPPENHEIMER CAPITAL           OPPENHEIMER CONSERVATIVE
                                      MFS(R) UTILITIES SERIES          APPRECIATION FUND/VA (B)            BALANCED FUND/VA
                                   -------------------------------  ------------------------------  -------------------------------
                                         2018            2017            2018            2017            2018             2017
                                   ---------------  --------------  --------------  --------------  --------------  ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income (loss)    $       (16,139) $       74,741  $       (4,297) $      (19,365) $        2,290  $         1,524
   Net realized gain (loss)                 27,893          (2,345)        417,677         155,574          39,647           20,926
   Change in unrealized gain
     (loss)                                (20,416)        278,261        (348,219)        155,386         (96,260)          30,874
                                   ---------------  --------------  --------------  --------------  --------------  ---------------
   Net increase (decrease) in net
     assets from operations                 (8,662)        350,657          65,161         291,595         (54,323)          53,324
                                   ---------------  --------------  --------------  --------------  --------------  ---------------

FROM CONTRACT TRANSACTIONS:
   Net purchase payments                    11,066           5,772              --              --              --            3,500
   Terminations and withdrawals           (210,688)       (278,550)        (30,199)        (72,097)        (67,655)         (46,741)
   Contract benefits                      (135,147)         (3,431)             --          (4,630)           (309)          (1,365)
   Contract charges                           (626)           (749)            (89)           (330)           (323)            (285)
   Net transfers between
     Sub-Accounts                         (281,777)       (134,940)     (1,439,515)        (27,488)        (47,151)         136,046
   Other transfers from (to) the
     General Account                         1,646             411            (171)              4              (5)             (21)
                                   ---------------  --------------  --------------  --------------  --------------  ---------------
   Net increase (decrease) in net
     assets from Contract
     transactions                         (615,526)       (411,487)     (1,469,974)       (104,541)       (115,443)          91,134
                                   ---------------  --------------  --------------  --------------  --------------  ---------------
   Net increase (decrease) in net
     assets                               (624,188)        (60,830)     (1,404,813)        187,054        (169,766)         144,458

NET ASSETS:
   Beginning of year                     2,827,847       2,888,677       1,404,813       1,217,759         876,386          731,928
                                   ---------------  --------------  --------------  --------------  --------------  ---------------
   End of year                     $     2,203,659  $    2,827,847  $           --  $    1,404,813  $      706,620  $       876,386
                                   ===============  ==============  ==============  ==============  ==============  ===============

--------
(b)  Fund Substitution. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT VA-K
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,

                                                                          OPPENHEIMER GLOBAL               OPPENHEIMER MAIN
                                    OPPENHEIMER GLOBAL FUND/VA (B)     STRATEGIC INCOME FUND/VA          STREET FUND(R)/VA (B)
                                   -------------------------------  ------------------------------  -------------------------------
                                         2018            2017            2018            2017            2018             2017
                                   ---------------  --------------  --------------  --------------  --------------  ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income (loss)    $       (13,584) $      (28,656) $       25,693  $        4,744  $       (2,793) $        (3,563)
   Net realized gain (loss)              1,437,119         330,175         (12,213)         (5,739)        211,862           28,531
   Change in unrealized gain
     (loss)                             (1,262,679)        826,680         (64,153)         40,055        (205,642)          91,701
                                   ---------------  --------------  --------------  --------------  --------------  ---------------
   Net increase (decrease) in net
     assets from operations                160,856       1,128,199         (50,673)         39,060           3,427          116,669
                                   ---------------  --------------  --------------  --------------  --------------  ---------------

FROM CONTRACT TRANSACTIONS:
   Net purchase payments                       242           1,236              --              --              --               --
   Terminations and withdrawals            (61,861)       (283,119)        (54,370)        (60,094)        (36,520)         (35,389)
   Contract benefits                        (2,335)        (65,609)         (6,064)         (1,026)           (287)            (254)
   Contract charges                           (197)           (790)           (248)           (279)            (67)            (199)
   Net transfers between
     Sub-Accounts                       (4,402,918)         (4,607)         44,592            (980)       (851,288)           8,955
   Other transfers from (to) the
     General Account                            83             505           2,896              58             147              761
                                   ---------------  --------------  --------------  --------------  --------------  ---------------
   Net increase (decrease) in net
     assets from Contract
     transactions                       (4,466,986)       (352,384)        (13,194)        (62,321)       (888,015)         (26,126)
                                   ---------------  --------------  --------------  --------------  --------------  ---------------
   Net increase (decrease) in net
     assets                             (4,306,130)        775,815         (63,867)        (23,261)       (884,588)          90,543

NET ASSETS:
   Beginning of year                     4,306,130       3,530,315         859,810         883,071         884,588          794,045
                                   ---------------  --------------  --------------  --------------  --------------  ---------------
   End of year                     $            --  $    4,306,130  $      795,943  $      859,810  $           --  $       884,588
                                   ===============  ==============  ==============  ==============  ==============  ===============

--------
(b)  Fund Substitution. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT VA-K
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,

                                     PIONEER REAL ESTATE SHARES      T. ROWE PRICE INTERNATIONAL
                                           VCT PORTFOLIO                  STOCK PORTFOLIO (B)
                                   -------------------------------  ------------------------------
                                         2018            2017            2018            2017
                                   ---------------  --------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income (loss)    $        45,628  $       44,258  $      (37,813) $      (42,539)
   Net realized gain (loss)                308,496         241,817       2,521,688         721,196
   Change in unrealized gain
     (loss)                               (774,609)       (190,733)     (2,357,724)      1,960,237
                                   ---------------  --------------  --------------  --------------
   Net increase (decrease) in net
     assets from operations               (420,485)         95,342         126,151       2,638,894
                                   ---------------  --------------  --------------  --------------

FROM CONTRACT TRANSACTIONS:
   Net purchase payments                    11,889           2,245          12,294          11,227
   Terminations and withdrawals           (261,913)       (276,888)       (146,499)       (798,596)
   Contract benefits                       (77,798)       (127,358)        (55,423)       (107,495)
   Contract charges                         (1,604)         (1,886)         (1,246)         (5,797)
   Net transfers between
     Sub-Accounts                          128,354        (532,360)    (12,022,898)       (185,067)
   Other transfers from (to) the
     General Account                        17,160          35,362          10,072           4,227
                                   ---------------  --------------  --------------  --------------
   Net increase (decrease) in net
     assets from Contract
     transactions                         (183,912)       (900,885)    (12,203,700)     (1,081,501)
                                   ---------------  --------------  --------------  --------------
   Net increase (decrease) in net
     assets                               (604,397)       (805,543)    (12,077,549)      1,557,393

NET ASSETS:
   Beginning of year                     4,832,482       5,638,025      12,077,549      10,520,156
                                   ---------------  --------------  --------------  --------------
   End of year                     $     4,228,085  $    4,832,482  $           --  $   12,077,549
                                   ===============  ==============  ==============  ==============

--------
(b)  Fund Substitution.  See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT VA-K
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2018

NOTE 1 - ORGANIZATION

Separate Account VA-K (the "Separate Account"), which is a funding vehicle for the Commonwealth Annuity Advantage, Directed Advisory Solutions, ExecAnnuity Plus, Commonwealth Annuity Immediate Advantage, Commonwealth Annuity Premier Choice, and Commonwealth Annuity Value Generation variable annuity contracts, in addition to the Delaware Golden Medallion and Delaware Medallion I, Delaware Medallion II, and Delaware Medallion III variable annuity contracts, is a separate investment account of Commonwealth Annuity and Life Insurance Company ("Commonwealth Annuity"), established on November 1, 1990, for the purpose of separating from the general assets of Commonwealth Annuity (the "General Account") those assets used to fund the variable portion of certain variable annuity contracts (the "Contracts") issued by Commonwealth Annuity. Commonwealth Annuity is the Sponsor of the Separate Account. Commonwealth Annuity is a wholly-owned indirect subsidiary of Global Atlantic Financial Group Limited ("GAFG"), a Bermuda company.

Commonwealth Annuity is subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, Commonwealth Annuity is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of Commonwealth Annuity. The Separate Account cannot be charged with liabilities arising out of any other business of Commonwealth Annuity. The General Account is subject to the claims of creditors.

The Separate Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"). Global Atlantic Distributors, LLC is the principal underwriter for the Separate Account. Effective January 1, 2019, Global Atlantic Distributors, LLC became the underwriter for the Forethought Variable Insurance Trust (FVIT). Global Atlantic Distributors, LLC, an affiliate of Commonwealth Annuity, is a wholly-owned indirect subsidiary of GAFG.

The Separate Account is divided into Sub-Accounts, each of which invests exclusively in a fund. Fifty-one Sub-Accounts are currently offered by the Separate Account, of which Forty Four had activity during the year. Seven Sub-Accounts had no Contract activity during the year and a zero balance at December 31, 2018. The Sub-Accounts are as follows:

SUB-ACCOUNTS
AB VPS Growth Portfolio
DWS Equity 500 Index VIP
DWS Government & Agency Securities VIP
Fidelity VIP Contrafund(R) Portfolio
Fidelity VIP Growth & Income Portfolio
Fidelity VIP Mid Cap Portfolio
Janus Henderson Enterprise Portfolio

Each Sub-Account invests exclusively in one of the funds ("Underlying Funds") that are part of the following fund groups:

FUND GROUP
AB Variable Products Series Fund, Inc.
Aim Variable Insurance Funds (Invesco Variable Insurance Funds)
Deutsche DWS Investments VIT Funds
Deutsche DWS Variable Series II
Eaton Vance Variable Trust
Fidelity Variable Insurance Products Funds
Global Atlantic Portfolios
Goldman Sachs Variable Insurance Trust

SEPARATE ACCOUNT VA-K
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2018

NOTE 1 - ORGANIZATION (CONTINUED)

FUND GROUP (CONTINUED)
Janus Aspen Series
MFS(R) Variable Insurance Trust
Oppenheimer Variable Account Funds
Pioneer Variable Contracts Trust
T. Rowe Price International Series, Inc.

Purchase payments for the Separate Account are allocated to one or more of the Sub-Accounts that comprise the Separate Account. As directed by the owners, amounts may be invested in an Underlying Fund as follows:

UNDERLYING FUND                                                                         CLASS
------------------------------------------------------------------------  ----------------------------------
AB VPS Growth Portfolio                                                   Class B
DWS Equity 500 Index VIP                                                  Class A
DWS Government & Agency Securities VIP                                    Class A
DWS Small Cap Index VIP                                                   Class A
Eaton Vance VT Floating-Rate Income Fund                                  -
Fidelity VIP Contrafund(R) Portfolio                                      Service Class 2
Fidelity VIP Growth & Income Portfolio                                    Service Class 2
Fidelity VIP Mid Cap Portfolio                                            Service Class 2
Global Atlantic BlackRock Allocation Portfolio                            Class I
Global Atlantic BlackRock Disciplined Core Portfolio                      Class I
Global Atlantic BlackRock Disciplined International Core Portfolio        Class I
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio            Class I
Global Atlantic BlackRock Disciplined Small Cap Portfolio                 Class II
Global Atlantic BlackRock Disciplined U.S. Core Portfolio                 Class II
Global Atlantic BlackRock Disciplined Value Portfolio                     Class I
Global Atlantic BlackRock Disciplined Value Portfolio                     Class II
Global Atlantic BlackRock High Yield Portfolio                            Class I
Global Atlantic Goldman Sachs Core Fixed Income Portfolio                 Class I
Global Atlantic Goldman Sachs Global Equity Insights Portfolio            Class II
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio         Class I
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio            Class II
Goldman Sachs VIT Core Fixed Income Fund                                  Service Shares
Goldman Sachs VIT Equity Index Fund                                       Service Shares
Goldman Sachs VIT Global Trends Allocation Fund                           Service Shares
Goldman Sachs VIT Government Money Market Fund                            Service Shares
Goldman Sachs VIT Growth Opportunities Fund                               Service Shares
Goldman Sachs VIT High Quality Floating Rate Fund                         Service Shares
Goldman Sachs VIT International Equity Insights Fund                      Service Shares
Goldman Sachs VIT Mid Cap Value Fund                                      Service Shares
Goldman Sachs VIT Strategic Growth Fund                                   Service Shares
Goldman Sachs VIT U.S. Equity Insights Fund                               Service Shares
Invesco V.I. American Franchise Fund                                      Series I Shares
Invesco V.I. Core Equity Fund                                             Series I Shares
Invesco V.I. Health Care Fund                                             Series I Shares
Invesco V.I. Mid Cap Growth Fund                                          Series II Shares
Invesco V.I. Value Opportunities Fund                                     Series II Shares
Janus Henderson Enterprise Portfolio                                      Service Shares
Janus Henderson Forty Portfolio                                           Service Shares
Janus Henderson Overseas Portfolio                                        Service Shares
Janus Henderson Research Portfolio                                        Service Shares
MFS(R) Mid Cap Growth Series                                              Service Class

SEPARATE ACCOUNT VA-K
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2018

NOTE 1 - ORGANIZATION (CONTINUED)

UNDERLYING FUND (CONTINUED)                                                             CLASS
------------------------------------------------------------------------  ----------------------------------
MFS(R) New Discovery Series                                               Service Class
MFS(R) Total Return Series                                                Service Class
MFS(R) Utilities Series                                                   Service Class
Oppenheimer Capital Appreciation Fund/VA                                  Service Shares
Oppenheimer Conservative Balanced Fund/VA                                 Service Shares
Oppenheimer Global Fund/VA                                                Service Shares
Oppenheimer Global Strategic Income Fund/VA                               Service Shares
Oppenheimer Main Street Fund(R)/VA                                        Service Shares
Pioneer Real Estate Shares VCT Portfolio                                  Class II
T. Rowe Price International Stock Portfolio                               -

In 2018 the following Sub-Accounts were renamed:

DATE                                       NEW NAME                                              OLD NAME
--------------------- ---------------------------------------------------- ------------------------------------------------------
April 23, 2018        Goldman Sachs VIT International Equity Insights      Goldman Sachs VIT Strategic International Equity Fund
                       Fund
April 30, 2018        Invesco V.I. Health Care Fund                        Invesco V.I. Global Health Care Fund
July 2, 2018          DWS Equity 500 Index VIP                             Deutsche Equity 500 Index VIP
July 2, 2018          DWS Government & Agency Securities VIP               Deutsche Government & Agency Securities VIP
July 2, 2018          DWS Small Cap Index VIP                              Deutsche Small Cap Index VIP

On May 23, 2017, the SEC granted an order allowing Commonwealth Annuity to substitute certain variable investment options in which Sub-Accounts of the Separate Account invest (the "Existing Funds") with new variable investment options (the "Replacement Funds"). The Replacement Funds are series of the FVIT and are advised by Global Atlantic Investment Advisors, LLC (GAIA) and sub-advised by either BlackRock Investment Management, LLC or Goldman Sachs Asset Management, L.P. (GSAM). See Note 3 for additional information. Substitutions occurred over the course of multiple rounds in 2017 and 2018.

In 2018 the following Sub-Accounts were substituted:

DATE                                   REPLACEMENT FUND                                         EXISTING FUND
--------------------  ----------------------------------------------------  ------------------------------------------------------
March 2, 2018         Global Atlantic BlackRock Disciplined Core            Goldman Sachs VIT Strategic Growth Fund
                       Portfolio
March 2, 2018         Global Atlantic BlackRock Disciplined Core            Goldman Sachs VIT U.S. Equity Insights Fund
                       Portfolio
March 2, 2018         Global Atlantic BlackRock Disciplined International   Goldman Sachs VIT Strategic International Equity Fund
                       Core Portfolio
March 2, 2018         Global Atlantic BlackRock Disciplined Mid Cap         Goldman Sachs VIT Growth Opportunities Fund
                       Growth Portfolio
March 2, 2018         Global Atlantic Goldman Sachs Core Fixed Income       Goldman Sachs VIT Core Fixed Income Fund
                       Portfolio
March 2, 2018         Global Atlantic Goldman Sachs Mid Cap Value           Goldman Sachs VIT Mid Cap Value Fund
                       Insights Portfolio
March 16, 2018        Global Atlantic BlackRock Allocation Portfolio        MFS(R) Total Return Series
March 16, 2018        Global Atlantic BlackRock Disciplined Core            Invesco V.I. American Franchise Fund
                       Portfolio
March 16, 2018        Global Atlantic BlackRock Disciplined Core            Invesco V.I. Core Equity Fund
                       Portfolio

SEPARATE ACCOUNT VA-K
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2018

NOTE 1 - ORGANIZATION (CONTINUED)

FUND SUBSTITUTION (CONTINUED)

DATE                                   REPLACEMENT FUND                                         EXISTING FUND
--------------------  ----------------------------------------------------  ------------------------------------------------------
March 16, 2018        Global Atlantic BlackRock Disciplined Core            Oppenheimer Capital Appreciation Fund/VA
                       Portfolio
March 16, 2018        Global Atlantic BlackRock Disciplined International   T. Rowe Price International Stock Portfolio
                       Core Portfolio
March 16, 2018        Global Atlantic BlackRock Disciplined Mid Cap         Invesco V.I. Mid Cap Growth Fund
                       Growth Portfolio
March 16, 2018        Global Atlantic BlackRock Disciplined Mid Cap         Janus Henderson Enterprise Portfolio
                       Growth Portfolio
March 16, 2018        Global Atlantic BlackRock Disciplined Mid Cap         MFS(R) Mid Cap Growth Series
                       Growth Portfolio
March 16, 2018        Global Atlantic BlackRock Disciplined Small Cap       MFS(R) New Discovery Series
                       Portfolio
March 16, 2018        Global Atlantic BlackRock Disciplined U.S. Core       Oppenheimer Main Street Fund(R)/VA
                       Portfolio
March 16, 2018        Global Atlantic BlackRock Disciplined Value           Invesco V.I. Value Opportunities Fund
                       Portfolio Class I
March 16, 2018        Global Atlantic Goldman Sachs Global Equity           Oppenheimer Global Fund/VA
                       Insights Portfolio
March 16, 2018        Global Atlantic Goldman Sachs Large Cap Growth        Janus Henderson Research Portfolio
                       Insights Portfolio

From time to time Commonwealth Annuity reviews its product offerings, particularly with regard to the utilization of its Sub-Account offerings, and determines if it is necessary to discontinue certain Sub-Accounts. The following Sub-Accounts are closed to new payment allocations and transfers:

CLOSED SUB-ACCOUNTS
Eaton Vance VT Floating-Rate Income Fund
Janus Henderson Overseas Portfolio

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"). The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements.

ESTIMATES

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates at the date of the financial statements. Actual results could differ from those estimates.

SUBSEQUENT EVENTS

For the year ended December 31, 2018, Commonwealth Annuity evaluated subsequent events through March 29, 2019; the issuance date of the financial statements. No subsequent events required disclosure.

INVESTMENTS

Investment transactions are recorded as of the trade date. Investments held by the Sub-Accounts are recorded at fair value based on the stated net asset value per share ("NAV") of the Underlying Funds. The change in the difference between cost and fair value is reflected in unrealized gain (loss) in the statements of operations. Realized investment gains and losses are determined using the average cost method. Dividend income and capital gain

SEPARATE ACCOUNT VA-K
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2018

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

distributions are recorded on the ex-distribution date and are reinvested in additional shares of the Underlying Funds at NAV. Investment income receivable represents dividends receivable by, but not yet reinvested in, the Underlying Funds.

FINANCIAL INSTRUMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (the exit price). The best evidence of fair value is a quoted price in an active market. If listed prices or quotations are not available, fair value is determined by reference to prices of similar instruments and quoted prices or recent prices in less active markets.

U.S. GAAP establish a three-level valuation hierarchy based upon observable and non-observable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. The fair value hierarchy prioritizes inputs to the valuation techniques used to measure fair value, giving the highest priority to Level 1 inputs and the lowest priority to Level 3 inputs. A financial instrument's level in the fair value hierarchy is based on the lowest level of any input that is significant to fair value measurement of the financial instrument. The three levels of the fair value hierarchy are described below:

                        Basis of Fair Value Measurement

        Level 1 Inputs are unadjusted quoted prices in active markets to which Commonwealth Annuity had access at the measurement date for identical, unrestricted assets or liabilities.

        Level 2 Inputs to valuation techniques are observable either directly or indirectly through quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

        Level 3 Model-derived where one or more inputs to the valuation techniques are significant and unobservable.

The open-end mutual funds in the Separate Account produce a daily NAV that is validated with a sufficient level of observable activity to support classification of the fair value measurement as level 1.

ANNUITIZED CONTRACTS

Net assets allocated to Contracts in the payout phase ("Payout Reserves") involving life contingencies are computed according to either the 1983A, Annuity 2000, or 2012 IAR mortality tables. Depending on the product the assumed investment return can be 3.0, 3.5, 5.0, or 7.0 percent. The mortality risk is fully borne by Commonwealth Annuity and may result in greater amounts being transferred into the Separate Account by Commonwealth Annuity to cover greater than expected longevity of annuitants. Conversely, if amounts allocated exceed amounts required, transfers may be made to Commonwealth Annuity.

STATEMENTS OF CHANGES IN NET ASSETS

Contract owners may allocate their Contract values to variable investment options in the Separate Account, the Fixed Account and the Guaranteed Period Account ("GPA"). The Fixed Account is a part of the General Account that guarantees principal and a fixed minimum interest rate. The GPA is included in Separate Account GPA, a non-registered Separate Account offered by Commonwealth Annuity, which offers fixed rates of interest for specified periods.

SEPARATE ACCOUNT VA-K
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2018

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Net purchase payments represent payments under the Contracts (excluding amounts allocated to the Fixed Account and GPA) reduced by applicable deductions, charges, and state premium taxes. Terminations and withdrawals are payments to Contract owners and beneficiaries made under the terms of the Contracts and amounts that Contract owners have requested to be withdrawn and paid to them. Contract charges are deductions from Contract values for optional rider benefits and annual Contract fees. Contract benefits are payments made to Contract owners and beneficiaries under the terms of the Contracts. Net transfers between Sub-Accounts are amounts that Contract owners have directed to be moved among variable Sub-Accounts and the GPA. Other transfers from (to) the General Account include certain transfers from and to Contracts in the annuitization phase, reserve adjustments, and withdrawal charges.

FEDERAL INCOME TAXES

The operations of the Separate Account are included in the federal income tax return of Commonwealth Annuity, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, Commonwealth Annuity does not expect to incur federal income taxes on the earnings or realized capital gains attributable to the Separate Account. Based on this, no Federal income tax provision is required. Commonwealth Annuity will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Contracts. The Separate Account did not record any changes in and had no recorded liabilities for uncertain tax benefits or related interest and penalties as of and for the year ended December 31, 2018.

DIVERSIFICATION REQUIREMENT

Under the provisions of Section 817(h) of the IRC, a variable annuity contract will not be treated as an annuity contract for federal income tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The IRC provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. The Internal Revenue Service has issued regulations under Section 817(h) of the IRC. Commonwealth Annuity believes that the Separate Account satisfies the current requirements of the regulations, and it intends that it will continue to meet such requirements.

NOTE 3 - EXPENSES AND RELATED PARTY TRANSACTIONS

Commonwealth Annuity assesses a charge to compensate for certain mortality and expense risks it has assumed. The mortality risk assumed by Commonwealth Annuity is that annuitants may live for a longer time than anticipated, and that Commonwealth Annuity therefore will pay an aggregate amount of benefit payments greater than anticipated. The expense risk assumed is that the expenses incurred in issuing and administering the Contracts will exceed the amounts realized from the administrative charges provided in the Contracts. If the charge for mortality and expense risks is not sufficient to cover actual mortality experience and expenses, Commonwealth Annuity will absorb the losses. If costs are less than the amounts charged, the difference will be a profit to Commonwealth Annuity. Commonwealth Annuity also assesses an administrative charge. Both of these charges are imposed during the accumulation phase and the annuity payout phase.

A Contract fee may be deducted during the accumulation phase and upon full surrender of the Contract, if the accumulated value is below certain levels. Subject to state availability, Commonwealth Annuity offers a number of optional benefit riders. A separate charge is made for each rider. Charges vary depending upon the optional benefits selected and by the underwriting classification of the annuitant. Commonwealth Annuity may also charge other one-time fees for certain Contract transactions, which are not listed in the following table. For more detailed information about fees and charges, refer to the product prospectuses. When Contract value has been allocated to more than one investment option, Contract deductions are made from each on a pro-rata basis. Contract fees may be waived by Commonwealth Annuity in certain cases at its discretion, and where permitted by law.

SEPARATE ACCOUNT VA-K
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2018

NOTE 3 - EXPENSES AND RELATED PARTY TRANSACTIONS (CONTINUED)

Fees and charges may be deducted daily, monthly, or annually. They may be deducted from the net assets of each Sub-Account ("Unit Fair Value") or deducted from individual Contracts ("Individual Contract"). Current fees and charges are summarized in the following table. For more detailed information about fees and charges, refer to the product prospectuses.

                       COMMONWEALTH                                          COMMONWEALTH
                          ANNUITY        COMMONWEALTH                          ANNUITY
                       ADVANTAGE AND       ANNUITY         COMMONWEALTH     PREMIER CHOICE     COMMONWEALTH         DIRECTED
                        EXECANNUITY       IMMEDIATE          ANNUITY        (WITH OPTIONAL     ANNUITY VALUE        ADVISORY
                           PLUS           ADVANTAGE       PREMIER CHOICE         RIDER)         GENERATION          SOLUTIONS
                     ----------------  ---------------  -----------------  ----------------  ----------------  ------------------
Mortality and Expense Risk
   Frequency              Daily             Daily             Daily             Daily             Daily              Daily

  Deduction          Unit Fair Value     Unit Fair      Unit Fair Value    Unit Fair Value     Unit Fair        Unit Fair Value
     Method                                 Value                                                 Value

  Rate (Annual)           1.25%            1.25%             1.30%              1.30%             0.65%              0.50%

Administrative Expense
   Frequency               Daily            Daily             Daily              Daily             Daily              Daily

   Deduction          Unit Fair Value     Unit Fair      Unit Fair Value    Unit Fair Value     Unit Fair        Unit Fair Value
     Method                                 Value                                                 Value

   Rate (Annual)           0.20%            0.20%             0.20%              0.20%             0.15%              0.15%

Contract Fee
   Frequency          Annually, and          N/A          Annually, and      Annually, and     Annually, and     Annually, and
                        upon full                           upon full          upon full         upon full         upon full
                       surrender of                      surrender of the     surrender of      surrender of    surrender of the
                       the Contract                          Contract             the               the             Contract
                                                                                Contract          Contract

   Deduction            Individual           N/A           Individual         Individual        Individual        Individual
     Method              Contract                            Contract           Contract          Contract          Contract

   Maximum                 $30               N/A              $35                $35               $35               $35
     Annual Fee

Optional Rider Fees
   Frequency             Monthly             N/A              N/A               Daily            Monthly            Monthly

   Deduction            Individual           N/A              N/A             Unit Fair        Individual         Individual
     Method              Contract                                                Value           Contract           Contract

   Rate (Annual)       0.15%-0.50%           N/A              N/A               0.25%             0.25%           0.15%-0.25%

A surrender charge may be deducted from the accumulated value of the Contract in the case of surrender or partial redemption of the Contract, or at the time annuity payments begin. The amount charged is determined by the product, the length of time the Contract has been in force, the category of accumulated value surrendered or redeemed, the time elapsed since the amount surrendered or redeemed was credited to the Contract, and whether the Contract owner or annuitant are included in certain classes exempt from these charges. The maximum charge will not exceed 8% of the amount surrendered or redeemed.

Some states and municipalities impose premium taxes, which currently range up to 3.5%, on variable annuity contracts.

SEPARATE ACCOUNT VA-K
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2018

NOTE 3 - EXPENSES AND RELATED PARTY TRANSACTIONS (CONTINUED)

The disclosures above include current fees and charges. There are certain other fees and charges that may be assessed in future periods, at the discretion of Commonwealth Annuity, in accordance with Contract terms. Detailed descriptions of all fees and charges are available in the product prospectuses.

GAIA is the investment adviser to FVIT. GAIA, an affiliate of Commonwealth Annuity, is a wholly owned indirect subsidiary of GAFG. During the year ended December 31, 2018, management fees of the underlying FVIT funds were paid directly by the funds to GAIA in its capacity as investment manager of the FVIT funds.

The FVIT funds' advisory agreement provides for each fund to pay a fee equal to an annual rate ranging from 0.22% to 0.63% of the applicable fund's average daily net assets. In addition, according to the Plan of Distribution and Service pursuant to Rule 12b-1 under the 1940 Act, Class II shares of each FVIT fund paid a fee equal to an annual rate of 0.25% of the fund's average daily net assets. Class I shares paid no 12b-1 fee.

The Goldman Sachs Group, Inc. ("Goldman Sachs") owns approximately 21% of the outstanding ordinary shares of GAFG, and other investors, none of whom own more than 9.9%, own the remaining approximately 79% of the outstanding ordinary shares.

GSAM, a subsidiary of Goldman Sachs, is the investment advisor to the Goldman Sachs Variable Insurance Trust ("Goldman Sachs VIT"). During the year ended December 31, 2018, management fees of the underlying Goldman Sachs VIT funds were paid directly by the funds to GSAM in its capacity as investment manager of the Goldman Sachs VIT funds.

The Goldman Sachs VIT funds' advisory agreement provides for each fund to pay a fee equal to an annual rate ranging from 0.16% to 0.87% of the fund's average daily net assets. In addition, according to the Plan of Distribution and Service pursuant to Rule 12b-1 under the 1940 Act, each Goldman Sachs VIT fund was contracted to pay a fee equal to an annual rate of 0.25% of the fund's average daily net assets. GSAM has the right to fully or partially waive these advisory and 12b-1 fees.

SEPARATE ACCOUNT VA-K
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2018

NOTE 4 - CHANGES IN UNITS OUTSTANDING

The changes in units outstanding were as follows:

                                                           2018                                           2017
                                      ---------------------------------------------  ---------------------------------------------
                                                                           NET                                            NET
                                           UNITS           UNITS         INCREASE         UNITS          UNITS         INCREASE
SUB-ACCOUNT                               ISSUED         REDEEMED       (DECREASE)       ISSUED         REDEEMED       (DECREASE)
------------------------------------  --------------  -------------  --------------  --------------  --------------  -------------
DWS Small Cap Index VIP (a)                       --             --              --              --              (3)            (3)
Eaton Vance VT Floating-Rate Income
   Fund                                      137,992       (358,575)       (220,583)         79,183        (186,442)      (107,259)
Global Atlantic BlackRock
   Allocation Portfolio (b)                  362,179       (152,295)        209,884         988,926         (15,684)       973,242
Global Atlantic BlackRock
   Disciplined Core Portfolio (b)         10,479,519     (2,154,708)      8,324,811       9,310,722        (204,375)     9,106,347
Global Atlantic BlackRock
   Disciplined International Core
   Portfolio (b)                           3,324,262       (468,089)      2,856,173       2,844,536         (24,450)     2,820,086
Global Atlantic BlackRock
   Disciplined Mid Cap Growth
   Portfolio (b)                           2,833,086       (492,168)      2,340,918       1,687,262         (25,013)     1,662,249
Global Atlantic BlackRock
   Disciplined Small Cap Portfolio
   (b)                                       325,049        (38,618)        286,431           6,560             (34)         6,526
Global Atlantic BlackRock
   Disciplined U.S. Core Portfolio
   (b)                                       120,540        (23,460)         97,080          15,950              --         15,950
Global Atlantic BlackRock
   Disciplined Value Portfolio
   Class I (b)                               329,227     (1,054,278)       (725,051)      7,888,367        (106,836)     7,781,531
Global Atlantic BlackRock
   Disciplined Value Portfolio
   Class II                                       --        (20,091)        (20,091)         24,407              --         24,407
Global Atlantic BlackRock High
   Yield Portfolio                            26,135       (177,670)       (151,535)      1,555,104         (10,597)     1,544,507
Global Atlantic Goldman Sachs Core
   Fixed Income Portfolio (b)              2,171,890       (236,352)      1,935,538              --              --             --
Global Atlantic Goldman Sachs
   Global Equity Insights Portfolio
   (b)                                       424,098        (60,025)        364,073              --              --             --
Global Atlantic Goldman Sachs Large
   Cap Growth Insights Portfolio
   (b)                                       490,760        (82,736)        408,024         306,323          (6,506)       299,817
Global Atlantic Goldman Sachs Mid
   Cap Value Insights Portfolio (b)        3,205,725       (409,360)      2,796,365         592,551          (5,714)       586,837

--------
(a)  Name change. See Note 1.
(b)  Fund Substitution. See Note 1.

SEPARATE ACCOUNT VA-K
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2018

NOTE 4 - CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                           2018                                           2017
                                      ---------------------------------------------  ---------------------------------------------
                                                                           NET                                            NET
                                           UNITS           UNITS         INCREASE         UNITS          UNITS         INCREASE
SUB-ACCOUNT                               ISSUED         REDEEMED       (DECREASE)       ISSUED         REDEEMED       (DECREASE)
------------------------------------  --------------  -------------  --------------  --------------  --------------  -------------
Goldman Sachs VIT Core Fixed Income
   Fund (b)                                   51,240     (7,887,342)     (7,836,102)        386,053        (984,273)      (598,220)
Goldman Sachs VIT Equity Index Fund          144,068     (1,039,491)       (895,423)        283,282      (1,228,314)      (945,032)
Goldman Sachs VIT Global Trends
   Allocation Fund                            42,774        (80,774)        (38,000)         28,110         (64,688)       (36,578)
Goldman Sachs VIT Government Money
   Market Fund                             2,097,993     (3,312,622)     (1,214,629)      4,817,611      (2,117,153)     2,700,458
Goldman Sachs VIT Growth
   Opportunities Fund (b)                        186     (3,505,952)     (3,505,766)         68,362        (489,417)      (421,055)
Goldman Sachs VIT High Quality
   Floating Rate Fund                         80,917       (525,849)       (444,932)        183,271        (561,419)      (378,148)
Goldman Sachs VIT International
   Equity Insights Fund (a) (b)               52,631     (9,261,241)     (9,208,610)        172,867      (1,090,638)      (917,771)
Goldman Sachs VIT Mid Cap Value
   Fund (b)                                    4,977     (4,467,005)     (4,462,028)         75,612        (528,013)      (452,401)
Goldman Sachs VIT Strategic Growth
   Fund (b)                                   17,173    (11,736,261)    (11,719,088         113,067      (1,560,588)    (1,447,521)
Goldman Sachs VIT U.S. Equity
   Insights Fund (b)                          14,950     (8,280,906)     (8,265,956)        282,269      (1,369,625)    (1,087,356)
Invesco V.I. American Franchise
   Fund (b)                                   37,826     (2,726,013)     (2,688,187)         65,939        (389,657)      (323,718)
Invesco V.I. Core Equity Fund (b)             24,516     (2,597,134)     (2,572,618)        104,556        (293,330)      (188,774)
Invesco V.I. Health Care Fund (a)             64,780       (230,524)       (165,744)         58,355        (252,481)      (194,126)
Invesco V.I. Mid Cap Growth Fund (b)           6,195       (168,316)       (162,121)         10,037         (23,150)       (13,113)
Invesco V.I. Value Opportunities
   Fund (b)                                    4,012     (1,907,807)     (1,903,795)         38,196        (277,388)      (239,192)
Janus Henderson Forty Portfolio                   --             --              --              --              (1)            (1)
Janus Henderson Overseas Portfolio                --             --              --              --              (5)            (5)
Janus Henderson Research Portfolio
   (b)                                        43,278     (3,446,801)     (3,403,523)         49,824        (461,522)      (411,698)
MFS(R) Mid Cap Growth Series (b)              44,025       (239,032)       (195,007)         16,455        (115,687)       (99,232)
MFS(R) New Discovery Series (b)               27,789       (912,253)       (884,464)         39,481        (154,615)      (115,134)
MFS(R) Total Return Series (b)               122,755     (1,876,374)     (1,753,619)         75,444        (230,461)      (155,017)
MFS(R) Utilities Series                       27,730       (187,122)       (159,392)         23,249        (136,162)      (112,913)
Oppenheimer Capital Appreciation
   Fund/VA (b)                                 3,342       (685,723)       (682,381)         15,455         (70,588)       (55,133)
Oppenheimer Conservative Balanced
   Fund/VA                                    44,278       (126,359)        (82,081)        159,394         (96,104)        63,290
Oppenheimer Global Fund/VA (b)                21,368     (1,505,047)     (1,483,679)        339,494        (490,083)      (150,589)

--------
(a)  Name change. See Note 1.
(b)  Fund Substitution. See Note 1.

SEPARATE ACCOUNT VA-K
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2018

NOTE 4 - CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                           2018                                           2017
                                      ---------------------------------------------  ---------------------------------------------
                                                                           NET                                            NET
                                           UNITS           UNITS         INCREASE         UNITS          UNITS         INCREASE
SUB-ACCOUNT                               ISSUED         REDEEMED       (DECREASE)       ISSUED         REDEEMED       (DECREASE)
------------------------------------  --------------  -------------  --------------  --------------  --------------  -------------
Oppenheimer Global Strategic Income
   Fund/VA                                   245,325       (276,542)        (31,217)         57,363        (201,203)      (143,840)
Oppenheimer Main Street Fund(R)/VA
   (b)                                        72,328       (454,291)       (381,963)         17,354         (29,529)       (12,175)
Pioneer Real Estate Shares VCT
   Portfolio                                 125,997       (173,825)        (47,828)         51,661        (277,788)      (226,127)
T. Rowe Price International Stock
   Portfolio (b)                              86,834     (5,360,371)     (5,273,537)        143,966        (659,022)      (515,056)

--------
(b)  Fund Substitution. See Note 1.

SEPARATE ACCOUNT VA-K
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2018

NOTE 5 - PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of shares of the Underlying Funds of the Separate Account during the year ended December 31, 2018 were as follows:

INVESTMENT PORTFOLIOS                                                           PURCHASES            SALES
--------------------------------------------------------------------------  -----------------  -----------------
DWS Small Cap Index VIP (a)                                                 $           1,785  $             154
Eaton Vance VT Floating-Rate Income Fund                                              300,925            540,753
Global Atlantic BlackRock Allocation Portfolio (b)                                  3,736,328          1,692,376
Global Atlantic BlackRock Disciplined Core Portfolio (b)                          112,815,078         25,598,827
Global Atlantic BlackRock Disciplined International Core Portfolio (b)             34,365,102          5,078,804
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio (b)                 30,592,901          5,936,930
Global Atlantic BlackRock Disciplined Small Cap Portfolio (b)                       3,453,997            432,526
Global Atlantic BlackRock Disciplined U.S. Core Portfolio (b)                       1,321,614            262,952
Global Atlantic BlackRock Disciplined Value Portfolio Class I (b)                   5,054,328         12,119,710
Global Atlantic BlackRock Disciplined Value Portfolio Class II                          5,032            182,241
Global Atlantic BlackRock High Yield Portfolio                                        304,255          1,897,945
Global Atlantic Goldman Sachs Core Fixed Income Portfolio (b)                      21,077,532          2,476,759
Global Atlantic Goldman Sachs Global Equity Insights Portfolio (b)                  4,497,937            651,429
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio (b)               5,487,575            997,444
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio (b)                 32,391,193          4,621,647
Goldman Sachs VIT Core Fixed Income Fund (b)                                          113,934         20,732,860
Goldman Sachs VIT Equity Index Fund                                                 6,312,558          8,372,800
Goldman Sachs VIT Global Trends Allocation Fund                                        58,043            104,906
Goldman Sachs VIT Government Money Market Fund                                      3,039,745          4,663,123
Goldman Sachs VIT Growth Opportunities Fund (b)                                           410         29,247,484
Goldman Sachs VIT High Quality Floating Rate Fund                                     311,046          1,240,307
Goldman Sachs VIT International Equity Insights Fund (a) (b)                          119,086         19,902,623
Goldman Sachs VIT Mid Cap Value Fund (b)                                               22,175         31,917,833
Goldman Sachs VIT Strategic Growth Fund (b)                                            82,845         55,969,379
Goldman Sachs VIT U.S. Equity Insights Fund (b)                                        82,750         46,691,133
Invesco V.I. American Franchise Fund (b)                                               67,077          5,174,899
Invesco V.I. Core Equity Fund (b)                                                      31,846          3,581,685
Invesco V.I. Health Care Fund (a)                                                     586,680            559,682
Invesco V.I. Mid Cap Growth Fund (b)                                                   13,898            392,185
Invesco V.I. Value Opportunities Fund (b)                                               5,644          3,202,475
Janus Henderson Forty Portfolio                                                           911                 42
Janus Henderson Overseas Portfolio                                                        319                127
Janus Henderson Research Portfolio (b)                                                 60,675          5,039,940
MFS(R) Mid Cap Growth Series (b)                                                       94,463            526,627
MFS(R) New Discovery Series (b)                                                        74,310          2,563,790
MFS(R) Total Return Series (b)                                                        250,115          3,717,837
MFS(R) Utilities Series                                                               131,360            753,732
Oppenheimer Capital Appreciation Fund/VA (b)                                            6,941          1,481,212
Oppenheimer Conservative Balanced Fund/VA                                              95,330            189,144
Oppenheimer Global Fund/VA (b)                                                         63,651          4,544,221
Oppenheimer Global Strategic Income Fund/VA                                           137,997            125,498

--------
(a)  Name change. See Note 1.
(b)  Fund Substitution. See Note 1.

SEPARATE ACCOUNT VA-K
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2018

NOTE 5 - PURCHASES AND SALES OF INVESTMENTS (CONTINUED)

INVESTMENT PORTFOLIOS                                                           PURCHASES            SALES
--------------------------------------------------------------------------  -----------------  -----------------
Oppenheimer Main Street Fund(R)/VA (b)                                      $         170,915  $       1,061,724
Pioneer Real Estate Shares VCT Portfolio                                            1,042,881            723,629
T. Rowe Price International Stock Portfolio (b)                                       203,481         12,444,993

--------
(b)  Fund Substitution. See Note 1.

SEPARATE ACCOUNT VA-K
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2018

NOTE 6 - FINANCIAL HIGHLIGHTS

The Separate Account has a number of products, which have unique combinations of features and fees that are charged against the Contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns. The information presented below identifies the range of lowest to highest expense ratios and the corresponding total return. Only product designs within each product that had units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum Contract charges offered by the Separate Account as Contract owners may not have selected all available and applicable Contract options as discussed in Note 3.

Unit fair values, units outstanding, income and expense ratios and total returns for the Separate Account were as follows:

                                    AT DECEMBER 31                                  FOR THE YEAR ENDED DECEMBER 31
                                ---------------------                            -----------------------------------
                                 UNIT FAIR  UNIT FAIR                INVESTMENT    EXPENSE     EXPENSE       TOTAL       TOTAL
                                  VALUES     VALUES                    INCOME      RATIOS      RATIOS       RETURNS     RETURNS
                                  LOWEST     HIGHEST       NET         RATIOS    LOWEST (%)  HIGHEST (%)  LOWEST (%)  HIGHEST (%)
                      UNITS      ($) (5)     ($) (5)    ASSETS ($)   (%) (1)(4)   (2)(4)(5)   (2)(4)(5)    (3)(4)(5)   (3)(4)(5)
                  ------------  ----------  ---------  -----------  -----------  ----------  -----------  ----------  -----------
DWS SMALL CAP INDEX VIP (A)
2018                     6,732        2.97       2.97       19,971         0.94        0.65         0.65      (11.61)      (11.61)
2017                     6,732        3.36       3.36       22,645         0.95        0.65         0.65       13.51        13.51
2016                     6,735        2.96       2.96       19,945         1.07        0.65         0.65       20.33        20.33
2015                     6,739        2.46       2.46       16,597         1.03        0.65         0.65       (5.22)       (5.22)
2014                     6,742        2.60       2.60       17,519         0.95        0.65         0.65        4.06         4.06
EATON VANCE VT FLOATING-RATE INCOME FUND
2018                 2,036,453        1.34       1.36    2,768,997         3.76        1.45         1.50       (1.47)       (1.45)
2017                 2,257,036        1.36       1.38    3,118,261         3.26        1.45         1.50        1.49         1.47
2016                 2,364,295        1.34       1.36    3,205,325         3.48        1.45         1.50        7.20         7.94
2015                 2,718,281        1.25       1.26    3,432,453         3.34        1.45         1.50       (2.48)       (2.43)
2014                 3,231,854        1.28       1.29    4,182,467         3.15        1.45         1.50       (0.94)       (0.89)
GLOBAL ATLANTIC BLACKROCK ALLOCATION PORTFOLIO (B)
2018                 1,183,126        9.50       9.50   11,244,496         0.46        1.45         1.45       (6.59)       (6.59)
2017                   973,242       10.16      10.16    9,895,161          N/A        1.45         1.45        1.70         1.70
GLOBAL ATLANTIC BLACKROCK DISCIPLINED CORE PORTFOLIO (B)
2018                17,431,158        9.69       9.81  169,445,301         1.14        0.65         1.75       (6.38)       (5.40)
2017                 9,106,347       10.35      10.37   94,312,889          N/A        0.65         1.75        3.50         3.70
GLOBAL ATLANTIC BLACKROCK DISCIPLINED INTERNATIONAL CORE PORTFOLIO (B)
2018                 5,676,259        8.51       8.54   48,502,726         2.13        1.45         1.75      (16.32)      (16.11)
2017                 2,820,086       10.17      10.18   28,700,561          N/A        1.45         1.75        1.70         1.80

--------
(a)  Name change. See Note 1.
(b)  Fund Substitution. See Note 1.

SEPARATE ACCOUNT VA-K
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2018

NOTE 6 - FINANCIAL HIGHLIGHTS (CONTINUED)

                                    AT DECEMBER 31                                  FOR THE YEAR ENDED DECEMBER 31
                                ---------------------                            -----------------------------------
                                 UNIT FAIR  UNIT FAIR                INVESTMENT    EXPENSE     EXPENSE       TOTAL       TOTAL
                                  VALUES     VALUES                    INCOME      RATIOS      RATIOS       RETURNS     RETURNS
                                  LOWEST     HIGHEST       NET         RATIOS    LOWEST (%)  HIGHEST (%)  LOWEST (%)  HIGHEST (%)
                      UNITS      ($) (5)     ($) (5)    ASSETS ($)   (%) (1)(4)   (2)(4)(5)   (2)(4)(5)    (3)(4)(5)   (3)(4)(5)
                  ------------  ----------  ---------  -----------  -----------  ----------  -----------  ----------  -----------
GLOBAL ATLANTIC BLACKROCK DISCIPLINED MID CAP GROWTH PORTFOLIO (B)
2018                 4,003,167        9.86       9.86   39,486,512         0.90        1.45         1.50       (4.55)       (4.55)
2017                 1,662,249       10.34      10.34   17,165,800          N/A        1.45         1.50        3.30         3.30
GLOBAL ATLANTIC BLACKROCK DISCIPLINED SMALL CAP PORTFOLIO (B)
2018                   292,957        9.04       9.07    2,656,704         0.16        1.45         1.75      (11.29)      (11.08)
2017                     6,526       10.20      10.20       66,544          N/A        1.45         1.75        1.90         2.00
GLOBAL ATLANTIC BLACKROCK DISCIPLINED U.S. CORE PORTFOLIO (B)
2018                   113,030        9.69       9.78    1,095,121         1.38        0.65         1.45       (6.56)       (5.78)
2017                    15,950       10.36      10.36      165,374          N/A        0.65         1.45        3.70         3.80
GLOBAL ATLANTIC BLACKROCK DISCIPLINED VALUE PORTFOLIO CLASS I (B)
2018                 7,056,480        9.41       9.45   66,661,669         1.50        1.45         1.75       (9.61)       (9.31)
2017                 7,781,531       10.41      10.42   81,057,602          N/A        1.45         1.75        4.10         4.20
GLOBAL ATLANTIC BLACKROCK DISCIPLINED VALUE PORTFOLIO CLASS II
2018                     4,316        9.52       9.52       41,109         1.37        0.65         0.65       (8.81)       (8.81)
2017                    24,407       10.44      10.44      254,801          N/A        0.65         0.65        4.40         4.40
GLOBAL ATLANTIC BLACKROCK HIGH YIELD PORTFOLIO
2018                 1,392,972        9.30       9.33   12,998,861         0.61        1.45         1.75       (5.97)       (5.76)
2017                 1,544,507        9.89       9.90   15,287,219          N/A        1.45         1.75       (1.10)       (1.00)
GLOBAL ATLANTIC GOLDMAN SACHS CORE FIXED INCOME PORTFOLIO (B)
2018                 1,935,538        9.75       9.76   18,887,869         0.06        1.45         1.50       (2.11)       (2.01)
2017                        --        9.95       9.95           --          N/A         N/A          N/A         N/A          N/A
GLOBAL ATLANTIC GOLDMAN SACHS GLOBAL EQUITY INSIGHTS PORTFOLIO (B)
2018                   364,073        9.05       9.05    3,294,724         1.21        1.45         1.45      (11.79)      (11.79)
2017                        --       10.25      10.25           --          N/A         N/A          N/A         N/A          N/A
GLOBAL ATLANTIC GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS PORTFOLIO (B)
2018                   707,841        9.73       9.73    6,889,583         0.88        1.45         1.50       (5.35)       (5.35)
2017                   299,817       10.27      10.27    3,081,210          N/A        1.45         1.45        2.80         2.80
GLOBAL ATLANTIC GOLDMAN SACHS MID CAP VALUE INSIGHTS PORTFOLIO (B)
2018                 3,383,202        8.98       8.99   30,410,304         0.65        1.45         1.50      (13.65)      (13.56)
2017                   586,837       10.39      10.39    6,101,182          N/A        1.45         1.45        4.00         4.00

--------
(b)  Fund Substitution. See Note 1.

SEPARATE ACCOUNT VA-K
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2018

NOTE 6 - FINANCIAL HIGHLIGHTS (CONTINUED)

                                    AT DECEMBER 31                                  FOR THE YEAR ENDED DECEMBER 31
                                ---------------------                            -----------------------------------
                                 UNIT FAIR  UNIT FAIR                INVESTMENT    EXPENSE     EXPENSE       TOTAL       TOTAL
                                  VALUES     VALUES                    INCOME      RATIOS      RATIOS       RETURNS     RETURNS
                                  LOWEST     HIGHEST       NET         RATIOS    LOWEST (%)  HIGHEST (%)  LOWEST (%)  HIGHEST (%)
                      UNITS      ($) (5)     ($) (5)    ASSETS ($)   (%) (1)(4)   (2)(4)(5)   (2)(4)(5)    (3)(4)(5)   (3)(4)(5)
                  ------------  ----------  ---------  -----------  -----------  ----------  -----------  ----------  -----------
GOLDMAN SACHS VIT CORE FIXED INCOME FUND (B)
2018                        --        1.42       2.65           --          N/A        1.45         1.50       (2.74)       (2.57)
2017                 7,836,102        1.46       2.72   21,093,047         2.60        1.45         1.50        1.39         1.49
2016                 8,434,322        1.44       2.68   22,328,811         2.02        1.45         1.50        1.41         1.52
2015                 9,328,100        1.42       2.64   24,403,539         2.40        1.45         1.50       (1.24)       (1.19)
2014                10,884,237        1.44       2.68   28,829,741         2.69        1.45         1.50        4.03         4.08
GOLDMAN SACHS VIT EQUITY INDEX FUND
2018                 9,193,652        2.47       6.79   61,351,469         1.49        1.45         1.50       (6.08)       (6.22)
2017                10,089,075        2.63       7.24   71,701,821         1.53        1.45         1.50       19.55        19.47
2016                11,034,107        2.20       6.06   65,550,021         2.18        1.45         1.50        9.45         9.98
2015                12,335,045        2.01       5.51   66,695,815         1.73        1.45         1.50       (0.57)       (0.52)
2014                13,938,823        2.02       5.54   75,775,769         1.59        1.45         1.50       11.52        11.58
GOLDMAN SACHS VIT GLOBAL TRENDS ALLOCATION FUND
2018                   125,048        1.20       1.20      150,581         0.58        1.45         1.45       (6.25)       (6.25)
2017                   163,048        1.28       1.28      208,272         0.27        1.45         1.45       11.30        11.30
2016                   199,626        1.15       1.15      228,733         0.27        1.45         1.45        3.60         3.60
2015                   233,692        1.11       1.11      260,408         0.12        1.45         1.45       (7.18)       (7.18)
2014                    61,643        1.20       1.20       74,007         0.22        1.45         1.45        2.44         2.44
GOLDMAN SACHS VIT GOVERNMENT MONEY MARKET FUND
2018                14,887,466        0.91       1.34   19,890,839         1.46        1.45         1.75        0.00         0.00
2017                16,102,095        0.91       1.34   21,514,217         0.52        1.45         1.75       (1.09)       (0.74)
2016                13,401,637        0.92       1.35   18,041,835         0.04        1.45         1.75       (2.13)       (1.46)
2015                14,283,849        0.94       1.37   19,494,808         0.01        1.45         1.75       (1.75)       (1.44)
2014                13,804,250        0.95       1.39   19,102,719         0.01        1.45         1.75       (1.75)       (1.44)
GOLDMAN SACHS VIT GROWTH OPPORTUNITIES FUND (B)
2018                        --        3.73       8.36           --          N/A        1.45         1.45        2.75         2.58
2017                 3,505,766        3.63       8.15   28,430,245          N/A        1.45         1.45       25.17        25.19
2016                 3,926,821        2.90       6.51   25,452,280          N/A        1.45         1.45       (0.34)       (0.15)
2015                 4,405,114        3.35       6.52   28,524,669          N/A        1.45         1.50       (6.63)       (6.58)
2014                 4,988,491        3.59       6.97   34,552,611          N/A        1.45         1.50        9.43         9.49

--------
(b) Fund Substitution. See Note 1.

SEPARATE ACCOUNT VA-K
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2018

NOTE 6 - FINANCIAL HIGHLIGHTS (CONTINUED)

                                    AT DECEMBER 31                                  FOR THE YEAR ENDED DECEMBER 31
                                ---------------------                            -----------------------------------
                                 UNIT FAIR  UNIT FAIR                INVESTMENT    EXPENSE     EXPENSE       TOTAL       TOTAL
                                  VALUES     VALUES                    INCOME      RATIOS      RATIOS       RETURNS     RETURNS
                                  LOWEST     HIGHEST       NET         RATIOS    LOWEST (%)  HIGHEST (%)  LOWEST (%)  HIGHEST (%)
                      UNITS      ($) (5)     ($) (5)    ASSETS ($)   (%) (1)(4)   (2)(4)(5)   (2)(4)(5)    (3)(4)(5)   (3)(4)(5)
                  ------------  ----------  ---------  -----------  -----------  ----------  -----------  ----------  -----------
GOLDMAN SACHS VIT HIGH QUALITY FLOATING RATE FUND
2018                 3,786,847        1.24       2.20    8,244,679         1.85        1.45         1.75       (0.80)        0.00
2017                 4,231,779        1.25       2.20    9,204,419         1.25        1.45         1.75         N/A          N/A
2016                 4,609,927        1.25       2.20   10,018,570         0.98        1.45         1.75       (0.79)       (0.45)
2015                 5,225,392        1.26       2.21   11,413,076         0.44        1.45         1.75       (2.16)       (1.87)
2014                 5,925,252        1.29       2.25   13,195,978         0.30        1.45         1.75       (1.84)       (1.54)
GOLDMAN SACHS VIT INTERNATIONAL EQUITY INSIGHTS FUND (A) (B)
2018                        --        1.54       2.16           --          N/A        1.45         1.75       (1.28)       (1.37)
2017                 9,208,610        1.56       2.19   19,999,185         1.60        1.45         1.75       23.81        24.43
2016                10,126,381        1.26       1.76   17,680,697         1.79        1.45         1.75       (4.55)       (4.35)
2015                10,831,022        1.32       1.84   19,749,171         1.36        1.45         1.75       (0.99)       (0.69)
2014                11,919,820        1.33       1.85   21,887,557         3.30        1.45         1.75       (9.32)       (9.04)
GOLDMAN SACHS VIT MID CAP VALUE FUND (B)
2018                        --        3.08       7.18           --          N/A        1.45         1.75       (2.53)       (2.58)
2017                 4,462,028        3.16       7.37   32,634,233         0.48        1.45         1.75        8.97         9.19
2016                 4,914,429        2.90       6.75   32,896,230         1.12        1.45         1.75       11.54        11.75
2015                 5,504,098        2.60       6.04   32,982,380         0.11        1.45         1.75      (11.11)      (10.84)
2014                 6,172,597        2.93       6.78   41,494,530         0.75        1.45         1.75       11.30        11.64
GOLDMAN SACHS VIT STRATEGIC GROWTH FUND (B)
2018                        --        2.45       4.82           --          N/A        1.45         1.75        3.81         4.10
2017                11,719,088        2.36       4.63   53,618,815         0.26        1.45         1.75       28.26        28.25
2016                13,166,609        1.84       3.61   46,574,737         0.38        1.45         1.75        0.00         0.28
2015                14,515,245        1.84       3.60   51,241,028         0.10        1.45         1.75        1.34         1.65
2014                16,303,653        1.82       3.54   56,651,971         0.12        1.45         1.75       11.40        11.74
GOLDMAN SACHS VIT U.S. EQUITY INSIGHTS FUND (B)
2018                        --        2.30       5.77           --          N/A        1.45         1.75        0.88         1.94
2017                 8,265,956        2.28       5.66   46,069,808         1.14        1.45         1.75       21.93        22.25
2016                 9,353,312        1.87       4.63   42,089,785         1.07        1.45         1.75        8.09         8.69
2015                10,465,808        1.73       4.26   43,277,173         1.06        1.45         1.75       (2.15)       (1.85)
2014                11,655,099        1.76       4.34   49,159,705         1.12        1.45         1.75       14.15        14.50

--------
(a)  Name change. See Note 1.
(b)  Fund Substitution. See Note 1.

SEPARATE ACCOUNT VA-K
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2018

NOTE 6 - FINANCIAL HIGHLIGHTS (CONTINUED)

                                    AT DECEMBER 31                                  FOR THE YEAR ENDED DECEMBER 31
                                ---------------------                            -----------------------------------
                                 UNIT FAIR  UNIT FAIR                INVESTMENT    EXPENSE     EXPENSE       TOTAL       TOTAL
                                  VALUES     VALUES                    INCOME      RATIOS      RATIOS       RETURNS     RETURNS
                                  LOWEST     HIGHEST       NET         RATIOS    LOWEST (%)  HIGHEST (%)  LOWEST (%)  HIGHEST (%)
                      UNITS      ($) (5)     ($) (5)    ASSETS ($)   (%) (1)(4)   (2)(4)(5)   (2)(4)(5)    (3)(4)(5)   (3)(4)(5)
                  ------------  ----------  ---------  -----------  -----------  ----------  -----------  ----------  -----------
INVESCO V.I. AMERICAN FRANCHISE FUND (B)
2018                        --        2.34       1.89           --          N/A        1.45         1.75        9.35         9.88
2017                 2,688,187        2.14       1.72    4,646,158         0.08        1.45         1.75       25.15        25.55
2016                 3,011,905        1.71       1.37    4,147,241          N/A        1.45         1.75        0.59         0.74
2015                 3,316,037        1.70       1.36    4,528,506          N/A        1.45         1.75        3.17         3.48
2014                 3,947,699        1.65       1.31    5,207,204         0.04        1.45         1.75        6.54         6.87
INVESCO V.I. CORE EQUITY FUND (B)
2018                        --        1.89       1.59           --          N/A        1.45         1.75        1.61         1.92
2017                 2,572,618        1.86       1.56    3,477,951         1.04        1.45         1.75       11.38        11.43
2016                 2,761,392        1.67       1.40    3,348,263         0.75        1.45         1.75        8.44         8.53
2015                 3,233,234        1.54       1.29    3,606,562         1.11        1.45         1.75       (7.42)       (7.14)
2014                 3,607,355        1.67       1.39    4,332,538         0.80        1.45         1.75        6.25         6.58
INVESCO V.I. HEALTH CARE FUND (A)
2018                 1,476,216        2.32       2.27    3,165,114          N/A        1.45         1.50       (0.43)       (0.44)
2017                 1,641,960        2.33       2.28    3,540,301         0.37        1.45         1.50       14.22        14.00
2016                 1,836,086        2.04       2.00    3,467,968          N/A        1.45         1.50      (12.82)      (12.66)
2015                 1,996,807        2.34       2.29    4,322,531          N/A        1.45         1.50        1.62         1.67
2014                 3,239,308        2.31       2.26    6,894,889          N/A        1.45         1.50       17.87        17.93
INVESCO V.I. MID CAP GROWTH FUND (B)
2018                        --        2.32       2.32           --          N/A        1.45         1.45        5.94         5.94
2017                   162,121        2.19       2.19      354,978          N/A        1.45         1.45       20.33        20.33
2016                   175,234        1.82       1.82      318,729          N/A        1.45         1.45       (1.09)       (1.09)
2015                   190,242        1.84       1.84      349,122          N/A        1.45         1.45       (0.42)       (0.42)
2014                   186,067        1.84       1.84      342,909          N/A        1.45         1.45        6.13         6.13
INVESCO V.I. VALUE OPPORTUNITIES FUND (B)
2018                        --        1.59       1.67           --          N/A        1.45         1.75        1.27         1.83
2017                 1,903,795        1.57       1.64    3,125,521         0.02        1.45         1.75       15.44        15.49
2016                 2,142,987        1.36       1.42    3,045,151         0.08        1.45         1.75       16.24        16.39
2015                 2,440,853        1.17       1.22    2,984,639         2.27        1.45         1.75      (12.22)      (11.95)
2014                 2,664,844        1.34       1.39    3,700,908         1.14        1.45         1.75        4.52         4.84

--------
(a)  Name change. See Note 1.
(b)  Fund Substitution. See Note 1.

SEPARATE ACCOUNT VA-K
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2018

NOTE 6 - FINANCIAL HIGHLIGHTS (CONTINUED)

                                    AT DECEMBER 31                                  FOR THE YEAR ENDED DECEMBER 31
                                ---------------------                            -----------------------------------
                                 UNIT FAIR  UNIT FAIR                INVESTMENT    EXPENSE     EXPENSE       TOTAL       TOTAL
                                  VALUES     VALUES                    INCOME      RATIOS      RATIOS       RETURNS     RETURNS
                                  LOWEST     HIGHEST       NET         RATIOS    LOWEST (%)  HIGHEST (%)  LOWEST (%)  HIGHEST (%)
                      UNITS      ($) (5)     ($) (5)    ASSETS ($)   (%) (1)(4)   (2)(4)(5)   (2)(4)(5)    (3)(4)(5)   (3)(4)(5)
                  ------------  ----------  ---------  -----------  -----------  ----------  -----------  ----------  -----------
JANUS HENDERSON FORTY PORTFOLIO
2018                     1,980        2.97       2.97        5,884          N/A        0.65         0.65        1.02         1.02
2017                     1,980        2.94       2.94        5,823          N/A        0.65         0.65       28.95        28.95
2016                     1,981        2.28       2.28        4,510          N/A        0.65         0.65        1.33         1.33
2015                     1,982        2.25       2.25        4,456          N/A        0.65         0.65       11.20        11.20
2014                     1,983        2.02       2.02        4,009         0.03        0.65         0.65        7.76         7.76
JANUS HENDERSON OVERSEAS PORTFOLIO
2018                    10,612        1.54       1.54       16,375         1.67        0.65         0.65      (15.85)      (15.85)
2017                    10,612        1.83       1.83       19,423         1.59        0.65         0.65       29.79        29.79
2016                    10,617        1.41       1.41       14,953         4.66        0.65         0.65       (7.24)       (7.24)
2015                    10,623        1.52       1.52       16,141         0.52        0.65         0.65       (9.39)       (9.39)
2014                    10,629        1.68       1.68       17,824         2.98        0.65         0.65      (12.67)      (12.67)
JANUS HENDERSON RESEARCH PORTFOLIO (B)
2018                        --        2.60       1.79           --          N/A        1.45         1.50        5.26         5.29
2017                 3,403,523        2.47       1.70    4,714,208         0.24        1.45         1.50       26.02        25.00
2016                 3,815,221        1.96       1.36    4,200,656         0.38        1.45         1.50       (1.51)       (0.73)
2015                 4,415,615        1.99       1.37    4,913,580         0.45        1.45         1.50        3.50         3.55
2014                 4,983,654        1.92       1.32    5,353,129         0.22        1.45         1.50       11.04        11.10
MFS(R) MID CAP GROWTH SERIES (B)
2018                        --        2.20       2.20           --          N/A        1.45         1.45        7.84         7.84
2017                   195,007        2.04       2.04      398,316          N/A        1.45         1.45       24.39        24.39
2016                   294,239        1.64       1.64      481,375          N/A        1.45         1.45        3.14         3.14
2015                   318,507        1.59       1.59      505,412          N/A        1.45         1.45        2.92         2.92
2014                   395,985        1.53       1.54      610,526          N/A        1.45         1.50        6.93         6.98
MFS(R) NEW DISCOVERY SERIES (B)
2018                        --        2.77       2.81           --          N/A        1.45         1.45        5.32         6.84
2017                   884,464        2.63       2.63    2,323,253          N/A        1.45         1.45       24.64        24.64
2016                   999,598        2.11       2.11    2,108,802          N/A        1.45         1.45        7.11         7.11
2015                 1,189,527        1.97       1.97    2,340,485          N/A        1.45         1.45       (3.56)       (3.56)
2014                 1,287,775        2.04       2.04    2,627,464          N/A        1.45         1.45       (8.84)       (8.84)

--------
(b)  Fund Substitution. See Note 1.

SEPARATE ACCOUNT VA-K
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2018

NOTE 6 - FINANCIAL HIGHLIGHTS (CONTINUED)

                                    AT DECEMBER 31                                  FOR THE YEAR ENDED DECEMBER 31
                                ---------------------                            -----------------------------------
                                 UNIT FAIR  UNIT FAIR                INVESTMENT    EXPENSE     EXPENSE       TOTAL       TOTAL
                                  VALUES     VALUES                    INCOME      RATIOS      RATIOS       RETURNS     RETURNS
                                  LOWEST     HIGHEST       NET         RATIOS    LOWEST (%)  HIGHEST (%)  LOWEST (%)  HIGHEST (%)
                      UNITS      ($) (5)     ($) (5)    ASSETS ($)   (%) (1)(4)   (2)(4)(5)   (2)(4)(5)    (3)(4)(5)   (3)(4)(5)
                  ------------  ----------  ---------  -----------  -----------  ----------  -----------  ----------  -----------
MFS(R) TOTAL RETURN SERIES (B)
2018                        --        1.96       1.98           --          N/A        1.45         1.45       (1.51)       (0.50)
2017                 1,753,619        1.99       1.99    3,487,309         2.14        1.45         1.45       10.56        10.56
2016                 1,908,636        1.80       1.80    3,437,693         2.70        1.45         1.45        7.14         7.14
2015                 2,260,322        1.68       1.68    3,796,380         2.26        1.45         1.45       (2.02)       (2.02)
2014                 2,967,634        1.71       1.71    5,087,187         1.68        1.45         1.45        6.67         6.67
MFS(R) UTILITIES SERIES
2018                   580,027        3.80       3.80    2,203,659         0.82        1.45         1.45       (0.52)       (0.52)
2017                   739,419        3.82       3.82    2,827,847         4.05        1.45         1.45       12.68        12.68
2016                   852,332        3.39       3.39    2,888,677         3.63        1.45         1.45        9.71         9.71
2015                   952,526        3.09       3.09    2,944,875         3.38        1.45         1.45      (16.01)      (15.99)
2014                 1,437,234        3.68       3.68    5,289,459         1.87        1.45         1.45       10.84        10.84
OPPENHEIMER CAPITAL APPRECIATION FUND/VA (B)
2018                        --        2.15       2.15           --          N/A        1.45         1.45        4.37         4.37
2017                   682,381        2.06       2.06    1,404,813         0.01        1.45         1.45       24.85        24.85
2016                   737,514        1.65       1.65    1,217,759         0.12        1.45         1.45       (4.07)       (4.07)
2015                   831,129        1.71       1.72    1,427,053          N/A        1.45         1.50        1.72         1.77
2014                   998,147        1.68       1.69    1,684,042         0.18        1.45         1.50       13.40        13.46
OPPENHEIMER CONSERVATIVE BALANCED FUND/VA
2018                   531,091        1.33       1.33      706,620         1.75        1.45         1.45       (6.99)       (6.99)
2017                   613,172        1.43       1.43      876,386         1.65        1.45         1.45        7.52         7.52
2016                   549,882        1.33       1.33      731,928         2.19        1.45         1.45        3.10         3.10
2015                   493,043        1.29       1.29      634,444         2.07        1.45         1.45       (0.89)       (0.90)
2014                   567,050        1.30       1.30      736,240         1.77        1.45         1.45        6.45         6.45
OPPENHEIMER GLOBAL FUND/VA (B)
2018                        --        3.01       3.01           --          N/A        1.45         1.45        3.79         3.79
2017                 1,483,679        2.90       2.90    4,306,130         0.71        1.45         1.45       34.26        34.26
2016                 1,634,268        2.16       2.16    3,530,315         0.77        1.45         1.45       (1.82)       (1.82)
2015                 1,846,409        2.18       2.20    4,053,476         1.07        1.45         1.50        2.12         2.17
2014                 1,933,933        2.14       2.15    4,155,507         0.88        1.45         1.50        0.52         0.58

--------
(b)  Fund Substitution. See Note 1.

SEPARATE ACCOUNT VA-K
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2018

NOTE 6 - FINANCIAL HIGHLIGHTS (CONTINUED)

                                    AT DECEMBER 31                                  FOR THE YEAR ENDED DECEMBER 31
                                ---------------------                            -----------------------------------
                                 UNIT FAIR  UNIT FAIR                INVESTMENT    EXPENSE     EXPENSE       TOTAL       TOTAL
                                  VALUES     VALUES                    INCOME      RATIOS      RATIOS       RETURNS     RETURNS
                                  LOWEST     HIGHEST       NET         RATIOS    LOWEST (%)  HIGHEST (%)  LOWEST (%)  HIGHEST (%)
                      UNITS      ($) (5)     ($) (5)    ASSETS ($)   (%) (1)(4)   (2)(4)(5)   (2)(4)(5)    (3)(4)(5)   (3)(4)(5)
                  ------------  ----------  ---------  -----------  -----------  ----------  -----------  ----------  -----------
OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA
2018                 1,927,999        0.41       0.41      795,943         4.54        1.45         1.45       (6.82)       (6.82)
2017                 1,959,216        0.44       0.44      859,810         1.99        1.45         1.45        4.76         4.76
2016                 2,103,056        0.42       0.42      883,071         4.61        1.45         1.45        5.00         5.00
2015                 2,313,370        0.40       0.40      927,563         5.48        1.45         1.50       (3.95)       (3.90)
2014                 2,563,441        0.41       0.42    1,069,589         3.97        1.45         1.50        0.96         1.00
OPPENHEIMER MAIN STREET FUND(R)/VA (B)
2018                        --        2.33       2.33           --          N/A        1.45         1.45        0.43         0.43
2017                   381,963        2.32       2.32      884,588         1.03        1.45         1.45       15.42        15.42
2016                   394,138        2.01       2.01      794,045         0.85        1.45         1.45        9.24         9.24
2015                   457,628        1.82       1.84      840,416         0.65        1.45         1.50        1.56         1.61
2014                   442,963        1.80       1.81      800,585         0.59        1.45         1.50        8.74         8.80
PIONEER REAL ESTATE SHARES VCT PORTFOLIO
2018                 1,155,952        3.66       3.68    4,228,085         2.44        1.45         1.45       (8.73)       (8.91)
2017                 1,203,780        4.01       4.04    4,832,482         2.28        1.45         1.45        1.78         1.76
2016                 1,429,907        3.94       3.97    5,638,025         3.19        1.45         1.45        4.23         4.20
2015                 1,644,132        3.78       3.81    6,216,243         2.03        1.45         1.45        3.00         3.00
2014                 1,911,682        3.67       3.70    7,017,069         2.30        1.45         1.45       28.67        28.67
T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO (B)
2018                        --        2.22       2.30           --          N/A        1.45         1.50        0.91         0.00
2017                 5,273,537        2.20       2.30   12,077,549         1.08        1.45         1.50       25.71        26.37
2016                 5,788,593        1.75       1.82   10,520,156         1.02        1.45         1.50        0.57         0.55
2015                 6,419,206        1.74       1.81   11,590,257         0.89        1.45         1.50       (2.39)       (2.34)
2014                 7,257,758        1.78       1.86   13,416,611         1.01        1.45         1.50       (2.72)       (2.67)

--------
(b)  Fund Substitution. See Note 1.

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Underlying Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit fair values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Underlying Fund in which the Sub-Accounts invest. Investment income has been annualized for periods less than one year.

(2) These ratios represent the annualized Contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit fair values. See Note 3 for a list of all unit fair value charges. Charges made directly to Contract owner accounts through the redemption of units and expenses of the Underlying Fund are excluded.

SEPARATE ACCOUNT VA-K
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2018

NOTE 6 - FINANCIAL HIGHLIGHTS (CONTINUED)

(3) These amounts represent the total return for the periods indicated, including changes in the value of the Underlying Fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. Total return has not been annualized for periods less than one year.

(4) Investment income ratios, expense ratios, and total returns for closed or liquidated Sub-Accounts with periods less than one year are calculated using the net assets prior to the final withdrawal.

(5) The highest unit fair value and total return correspond with the product with the lowest expense ratio. The lowest unit fair value and total return correspond with the product with the highest expense ratio.

                           PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a) FINANCIAL STATEMENTS

    Financial Statements Included in Part A
    None

    Financial Statements for Commonwealth Annuity and Life Insurance Company (the "Company" and "Depositor") and Financial Statements forSeparate Account VA-K of Commonwealth Annuity and Life Insurance Company

    Financial Statements Included in Part C
    None

(b) EXHIBITS

EXHIBIT 1 Vote of Board of Directors Authorizing Establishment of Registrant dated November 1, 1990 was previously filed on April 24, 1998 in Post-Effective Amendment No. 14 to the Registration Statement (33-39702/811-06293), and is incorporated by reference herein.

EXHIBIT 2 Not Applicable. Pursuant to Rule 26a-2, the Company may hold the assets of the Registrant NOT pursuant to a trust indenture or other such instrument.

EXHIBIT 3   (a)    Underwriting and Administrative Services Agreement between
                   Commonwealth Annuity and Life Insurance Company, Forethought
                   Distributors, LLC and Global Atlantic Financial Company was filed on April 24, 2017 in Post-Effective Amendment No. 12 to
                   Registration Statement (File Nos. 333-141045/811-22024), and is incorporated by reference herein.

            (b) Consolidated Underwriting and Administrative Service Agreement dated April 30, 2010 between and among Commonwealth Annuity and Life Insurance Company and Epoch Securities, Inc was previously filed on April 30, 2010 in Registrant's Post-Effective Amendment No. 31 (Registration Statement No. 33-39702/811-6293), and is incorporated by reference herein.

            (c) Form of Service Agreement among Commonwealth Annuity and Life Insurance Company, First Allmerica Financial Life Insurance Company and the "Broker-Dealer" was previously filed on April 25, 2008 in Registrant's Post- Effective Amendment No. 29 (Registration Statement No. 33-39702/811-6293), and is incorporated by reference herein.

            (d) Service Agreement dated March 13, 2012 by and between Epoch Securities, Inc., Commonwealth Annuity and Life Insurance Company, se2, Inc. and Security Distributors, Inc. was previously filed on April 25, 2012 in Post-Effective Amendment No. 33 (Registration Statement No.
                   33-39702/811-06293), and is incorporated by reference herein.

            (e) Shared Service Agreement dated August 5, 2010 by and between Commonwealth Annuity and Epoch Securities was previously filed on April 25, 2013 in Post-Effective Amendment No. 34 (Registration Statement No. 33-39702/811-06293), and is incorporated by reference herein.

            (f) Amendment No. 1 dated January 1, 2014 to Shared Services Agreement between Epoch Securities Inc. and Commonwealth was previously filed on April 30, 2015 in Post-Effective Amendment No. 36 (Registration Statement No.
                   033-39702/811-06293), and is incorporated by reference herein.

EXHIBIT 4   (a)    Policy Form A was previously filed on April 24, 1998 in
                   Post-Effective Amendment No. 14 to the Registration Statement
                   (33-39702/811-06293), and is incorporated by reference herein. Specimen Policy Form B was previously filed on April
                   30, 1996 in Post-Effective Amendment No. 11, and is incorporated by reference herein.

                   Minimum Guaranteed Annuity Payout Rider was filed on December 29, 1998 in Post-Effective

                   Amendment No. 15 to the Registration Statement (33-39702/811/06293), and is incorporated by reference herein. EER Rider (Form 3240-01) and EDB Rider (Form 3241 -01) were previously filed on August 3, 2001 in Post-Effective Amendment No. 6 of Registration Statement (File Nos. 333-78245, 811-6632), and are incorporated by reference herein.

                   TSA Endorsement 4012-07 (Rev. 12-08) was previously filed on April 28, 2009 in Registrant's Post-Effective Amendment No. 30 (Registration Statement No. 33-39702/811-6293), and is incorporated by reference herein.

EXHIBIT 5          Specimen Application Form A was previously filed on April
                   24, 1998 in Post- Effective Amendment No. 14 to the Registration Statement (33-39702/811-06293), and is incorporated by reference herein. Specimen Application Form B was previously filed on April 30, 1996 in Post-Effective Amendment No. 11, and is incorporated by reference herein.

EXHIBIT 6 Articles of Organization and Bylaws, as amended of the Company, effective as of September 1, 2006 were previously filed on February 28, 2007 in Post-Effective Amendment No. 32 (File Nos. 33-47216, 811-6632) and are incorporated by reference herein.

EXHIBIT 7   (a)    Variable Annuity GMDB Reinsurance Agreement between
                   Commonwealth Annuity and Life Insurance Company and (Canada
                   Life) effective as of December 31, 2012 was previously filed on April 25, 2013 in Post-Effective Amendment No. 34
                   (Registration Statement No. 33-39702/811-06293), and is incorporated by reference herein.

            (b) Variable Annuity GMDB Reinsurance Agreement between Commonwealth Annuity and Life Insurance Company and (Canada
                   Life) effective as of March 31, 2012 was previously filed on April 25, 2013 in Post-Effective Amendment No. 34 (Registration Statement No. 33-39702/811-06293), and is incorporated by reference herein.

            (c) Recapture and Release Agreement by and between Commonwealth Annuity and Life Insurance Company and Ariel Capital Reinsurance Company Limited dated April 1, 2013as filed in Post-Effective Amendment No. 35 (Registration Statement 33-39702/811-06293), and is incorporated by reference herein.

            (d) Coinsurance and Modified Coinsurance Agreement by and between Commonwealth Annuity and Life Insurance Company and Commonwealth Annuity and Life Reinsurance Company Limited dated May 1, 2013 as filed in Post-Effective Amendment No. 35 (Registration Statement 33-39702/811-06293), and is incorporated by reference herein.

EXHIBIT 8   (a)    Amendment No. 2 dated April 30, 2010 and Amendment No. 1
                   dated February 21, 2008 to the Amended and Restated
                   Participation Agreement by and among AIM Variable Insurance
                   Funds, Inc., A I M Distributors, Inc. and Commonwealth
                   Annuity and Life Insurance Company dated July 31, 2007 were previously filed on April 28, 2011 in Registrant's
                   Post-Effective Amendment No. 32 (Registration Statement No.
                   33-39702/811-06293), and are incorporated by reference herein.

                   Amended and Restated Participation Agreement by and among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc. and Commonwealth Annuity and Life Insurance Company dated July 31, 2007 was previously filed on April 25, 2008 in Registrant's Post-Effective Amendment No. 29 (Registration Statement No. 33-39702/811-6293), and is incorporated by reference herein.

            (b) Amendment 1 dated April 30, 2010 to the Participation Agreement dated September 18, 2007 among Pioneer Variable Contracts Trust, Commonwealth Annuity and Life Insurance Company, Pioneer Investment Management, Inc. and Pioneer Funds Distributor, Inc. was filed on April 29, 2010 in Post-Effective Amendment No. 4 (Registration Statement No. 33-141019/811-22024), and is incorporated by reference herein.

                   Participation Agreement dated September 18, 2007 among Pioneer Variable Contracts Trust, Commonwealth Annuity and Life Insurance Company, Pioneer Investment Management, Inc. and Pioneer Funds Distributor, Inc. was previously filed on April 25, 2008 in Post-Effective Amendment

                   No. 1 to Registration Statement (File Nos.
                   333-141045/811-22024), and is incorporated by reference herein.

            (c) Eaton Vance Participation Agreement dated February 15, 2001 was previously filed on April 19, 2002 in Registrant's Post-Effective Amendment No. 22 (Registration Statement No. 33- 39702/811-6293), and is incorporated by reference herein.

            (d) Amended and Restated Participation Agreement dated May 1, 2002, and Amendment to Participation Agreement dated December 30, 2005 with MFS as filed April 22, 2019 in Post-Effective Amendment No. 40 to Registration Statement (File Nos. 33-39702/811-06293), as filed herewith.

                   Amendment dated April 30, 2010 to Participation Agreement with MFS Variable Insurance Trust dated May 1, 2002 was previously filed on April 29, 2011 in Registrant's Post-Effective Amendment No. 32 (Registration Statement No. 33-39702/811-06293), and is incorporated by reference herein.

                   Amendment dated June 1, 2009 to the Participation Agreement with MFS Variable Insurance Trust dated May 1, 2002 was previously filed on June 12, 2009 in Pre- Effective Amendment No. 1 (Registration Statement No. 333-157121/811-22024), and is incorporated by reference herein.

                   Amendment dated May 1, 2002 to the Participation Agreement with MFS Variable Insurance Trust was previously filed on April 28, 2003 in Registrant's Post-Effective Amendment No. 23 (Registration Statement No. 33-39702/811-6293), and is incorporated by reference herein.

            (e) Amended and Restated Participation Agreement dated May 1, 2000, and Amendment to Participation Agreement dated June 1, 2009 with Oppenheimer as filed April 22, 2019 in Post-Effective Amendment No. 40 to Registration Statement (File Nos. 33-39702/811-06293), is filed herewith.

                   Oppenheimer Fund/SERV and Networking Supplement dated April 14, 2008 to the Amended and Restated Participation Agreement dated as of May 1, 2000 by and among Oppenheimer Variable Account Funds, Oppenheimerfunds, Inc. and Commonwealth Annuity and Life Insurance Company dated May 1, 2000 was previously filed on April 28, 2011 in Registrant's Post-Effective Amendment No. 32 (Registration Statement No. 33-39702/811-06293), and is incorporated by reference herein.

                   Amendment dated April 30, 2010 to the Amended and Restated Participation Agreement dated as of May 1, 2000 by and among Oppenheimer Variable Account Funds, Oppenheimerfunds, Inc. and Commonwealth Annuity and Life Insurance Company dated May 1, 2000 was filed on April 30, 2010 Post- Effective Amendment No. 31 (Registration Statement No. 33-39702/811-6293), and is incorporated by reference herein.

                   Amendment dated August 28, 2007 to the Amended and Restated Participation Agreement dated as of May 1, 2000 by and among Oppenheimer Variable Account Funds, Oppenheimerfunds, Inc. and Commonwealth Annuity and Life Insurance Company was previously filed on April 28, 2009 in Post-Effective Amendment No. 30 (Registration Statement No. 33-39702/811-06293), and is incorporated by reference herein.

                   Amendment dated May 1, 2002 to the Amended and Restated Participation Agreement with Oppenheimer Variable Account Funds was previously filed on April 28, 2003 in Registrant's Post-Effective Amendment No. 23 (Registration Statement No. 33-39702/811- 6293), and is incorporated by reference herein.

            (f) Amendment dated May 1, 2011, Amendment No. 3 dated February 11, 2011, and Fund/SERV and Networking Supplement dated August 12, 2008 to the Amended and Restated Participation Agreement dated August 1, 2007 by and between Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co., and Commonwealth Annuity and Life Insurance Company was previously filed on April 28, 2011 in Post-Effective Amendment No. 32 (Registration Statement No. 33-39702/811-06293), and are incorporated by reference herein.

                   Amendment No. 1 dated May 15, 2009 to the Amended and Restated Participation Agreement dated August 1, 2007 by and between Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co., and Commonwealth Annuity and Life Insurance Company was previously filed on June 12, 2009 in Pre-Effective Amendment No. 1 (Registration Statement No. 33-157121/811-22024), and is incorporated by reference herein.

                   Amended and Restated Participation Agreement dated August 1, 2007 by and between Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co., and Commonwealth Annuity and Life Insurance Company was previously filed on April 25, 2008 in Registrant's Post-Effective Amendment No. 29 (Registration Statement No. 33-39702/811-6293), and is incorporated by reference herein.

            (g) Participation Agreement dated October 19, 2017 by and between Commonwealth Annuity and Life Insurance Company, Forethought Variable Insurance Trust, Northern Lights Distributor, LLC, and Global Atlantic Investment Advisors, LLC as filed on April 26, 2018 in Post-Effective Amendment No. 39 (Registration Statement No. 33-39702/811-06293), and is incorporated by reference herein.

            (h) Third Party Administrator Agreement (TPA) between se2, Inc., Security Distributors, Inc. and Commonwealth Annuity and Life Insurance Company dated April 1, 2013 was previously filed on April 25, 2013 in Post-Effective Amendment No. 34 (Registration Statement No. 33-39702/811-06293), and is incorporated by reference herein.

            (i) Work Assignment dated April 1, 2013 by and between se2, Inc., Security Distributors, Inc., and Commonwealth Annuity and Life Insurance Company was previously filed on April 25, 2013 in Post-Effective Amendment No. 34 (Registration Statement No. 33-39702/811-06293), and is incorporated by reference herein.

EXHIBIT 9          Opinion of Counsel is filed herewith.

EXHIBIT 10 Consent of Independent Registered Public Accounting Firm is filed herewith.

EXHIBIT 11         None.

EXHIBIT 12         None.

EXHIBIT 99         Powers of Attorney.

            (i)    Power of Attorney for Robert Arena is filed herewith.
            (ii)   Power of Attorney for David Jacoby is filed herewith.
            (iii)  Power of Attorney for Hanben Kim Lee is filed herewith.
            (iv)   Power of Attorney for Gilles M. Dellaert is filed herewith.
            (v)    Power of Attorney for Eric D. Todd is filed herewith.
            (vi)   Power of Attorney for David Wilken is filed herewith.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

Unless otherwise indicated, the principal business address of each of the following Directors and Officers is:

         4 World Trade Center, 51st Floor
         150 Greenwich Street
         New York, NY 10007

--------
*Denotes Board of Directors

     (1) One Financial Plaza, 755 Main Street, 24th Floor, Hartford, CT 06103
     (2) 20 Guest Street, Brighton, MA 02135

     (3) 19 Par-La-Ville Road,  Hamilton HM 11, Bermuda
     (4) One Forethought Center, Batesville, IN  47006
     (5) 10 West Market Street, Suite 2300, Indianapolis, IN 46204
     (6) 3200 Southwest Freeway, Suite 1300, Houston, TX 77027
     (7) 215 10th Street, 11th Floor, Des Moines, IA 50309

NAME                                            POSITION OR OFFICE WITH DEPOSITOR
-------------------------------  ----------------------------------------------------------------
Robert Arena* (1)                Director, Chairman of the Board and President
Hanben Kim Lee*                  Director and Executive Vice President
Gilles M. Dellaert*              Director and Chief Investment Officer
Eric D. Todd* (5)                Director, Managing Director
David Wilken* (7)                Director
Anup Agarwal                     Deputy Chief Investment Officer
David Jacoby                     Chief Financial Officer
Brian Hendry                     Chief Audit Executive
Daniel O'Shea (1)                Chief Human Resource Officer
Lori LaForge (1)                 Chief Marketing Officer
Samuel Ramos                     Chief Legal Officer, and General Counsel
Andrew Shainberg                 Chief Compliance Officer
Edward Wilson                    Chief Risk Officer
Justin MacNeil (2)               Managing Director and Assistant Treasurer
Lorenzo Lorilla                  Managing Director
Manu Sareen (3)                  Managing Director
Mark Elming (7)                  Managing Director
Paul Vambutas                    Managing Director
Phillip Sherrill                 Managing Director
Jonathan Hecht                   Managing Director
Barrie Ribet                     Managing Director
Jason Bickler                    Managing Director
Dean Pentikis                    Managing Director
Paul Mistretta                   Managing Director and Co-Head of Operations
April Galda (3)                  Managing Director and Co-Head of Operations
Gary Silber                      Managing Director, Assistant General Counsel and Assistant
                                 Secretary
Jane S. Grosso (3)               Senior Vice President and Controller
John Giamalis (1)                Senior Vice President and Treasurer
Robert J. Egan (2)               Senior Vice President and Appointed Actuary
Sarah Patterson (1)              Managing Director, Associate General Counsel and Assistant
                                 Secretary
Maureen Henderson (7)            Senior Vice President
Virginia H. Johnson (2)          Senior Vice President, Associate General Counsel and Secretary
Kevin Kimmerling (4)             Senior Vice President, Assistant General Counsel and Assistant
                                 Secretary
Jason M. Roach (2)               Senior Vice President
Jason Kao (3)                    Senior Vice President
Ilya Finkler                     Senior Vice President
Susan Fiengo (1)                 Senior Vice President
Sarah Williams                   Senior Vice President
Kenneth J. Bohrer (4)            Senior Vice President
Mark Erickson                    Senior Vice President
Kevin Leavey (2)                 Vice President and Product Actuary
Natalie Wagner (2)               Vice President, SEC 38a-1 Chief Compliance Officer, Privacy
                                 Officer, AML and SUI Officer

David Neve (7)                   Vice President and Head of Regulatory and Government Affairs
Elizabeth Gioia (1)              Vice President, Assistant General Counsel and Assistant
                                 Secretary
Douglas Jaworski (6)             Vice President and Chief Information Securities Officer
Tonya Maxwell (8)                Vice President
Jamie Muldoon (2)                Vice President

ITEM 26. PERSONS UNDER COMMON CONTROL WITH REGISTRANT

[GLOBAL ATLANTIC FINANCIAL GROUP LIMITED]

                                          -----------------
                                          |  THE GOLDMAN  |          -------------
                                          |  SACHS GROUP, |          | 3RD PARTY |
                                          | INC.(Delaware)|          | INVESTORS |
                                          -----------------          -------------
                                                   |                       |
                                                   |                       |
                                                   ---21%--          --79%-
                                                           |         |
                                                           |         |
                                                    ---------------------------
                                                    |      GLOBAL ATLANTIC    |
                                                    | FINANCIAL GROUP LIMITED |
                                                    |        (Bermuda)        |
                                                    ---------------------------
                                                                 |
                                                                 |
                                                         --100%------100%----
                                                         |                  |
                                                         |                  |
                                                    ------------      ------------
                                                    |  GLOBAL  |      | ARIEL RE |
                                                    | ATLANTIC |      |(HOLDINGS)|
                                                    | FINANCIAL|      |  LIMITED |
                                                    |   LIFE   |      | (Bermuda)|
                                                    |  LIMITED |      ------------
                                                    | (Bermuda)|
                                                    ------------
                                                           |
                                                           |
                                                          100%
                                                           |
                                                           |
                                                  -------------------
                                                  | COMMONWEALTH RE |
                                                  |  MIDCO LIMITED  |
                                                  |    (Bermuda)    |
                                                  -------------------
                                                           |
                                                           |
                                                           |
                                   ----------------------------------------------------------------------------------------
                                   |                            |                   |                    |                |
                                  100%                         100%                100%                 99%              75%
                                   |                            |                   |                    |                |
                        ---------------------                   |           ------------------           |                |
                        |  GLOBAL ATLANTIC  |                   |           |  GA RE BERMUDA |           |                |
                        | ASSURANCE LIMITED |                   |           | HOLDCO LIMITED |           |                |
                        |    (BERMUDA)      |                   |           |    (Bermuda)   |           |                |
                        ---------------------                   |           ------------------           |                |
                                                           ------------             |                    |                |
                                                           |  GLOBAL  |             |              --------------         |
                                                           | ATLANTIC |             |              |  GA RE US  |         |
                          ---------------------------------|  (FIN)   |--------     -------1%------| HOLDCO, LP |         |
                          |                                | COMPANY  |       |                    | (Delaware) |         |
                          |                                |(Delaware)|       |                    --------------         |
                          |                                ------------       |                          |                |
                          |                                           |       |                          |                |
                          |                                          100%     |                          |                |
                          |                                           |       |                          |                |
                          |                                           |       |                          |       -------------------
                          |                                           |       |                          |       | GLOBAL ATLANTIC |
                          |                                           |       |                          ---25%--|   RE LIMITED    |
                          |                                           |       |                                  |    (Bermuda)    |
                          |                                           |       |                                  -------------------
                          |                                           |       |                                           |
     -------------------------------------                            |       |                                           |
     |                |                  |                            |       |                                           |
    100%             100%               100%                          |       |                                          100%
     |                |                  |                            |       |                                           |
--------------- ------------------ ------------------                 |       |                                           |
|  FORELIFE   | |GLOBAL ATLANTIC | |GLOBAL ATLANTIC |                 |       |                                    ---------------
|   AGENCY,   | |   INVESTMENT   | | DISTRIBUTORS,  |                 |       |                                    |  EXL SOLAR  |
|    INC.     | |   ADVISORS,    | |     LLC        |                 |       |                                    | HOLDCO, LLC |
|  (Indiana)  | |      LLC       | |  (Delaware)    |                 |       |                                    |  (Delaware) |
|             | |   (Indiana)    | |                |                 |       |                                    ---------------
--------------- ------------------ ------------------                 |       |
                                                                      |       |
                                                                      |       |
                                                                      |       |
                                                          -----------------   |
                                                          | COMMONWEALTH  |   |
                                                          |   ANNUITY &   |   |
                                                          |     LIFE      |   |
                                                          |   INSURANCE   |   |
                                                          |    COMPANY    |   |
                                                          |(Massachusetts)|   |
                                                          -----------------   |---------------------
                                                                    |                   |          |
                       --------------------------------------------------------         |          |
                       |                    |               |                 |         |          |
                      100%                 100%            100%              100%       |          |
                       |                    |               |                 |         |          |
             ---------------      ---------------   -----------------   ------------    |          |
             | FORETHOUGHT |      | FORETHOUGHT |   |     FIRST      |  | ACCORDIA |    |          |
             |    LIFE     |      |  NATIONAL   |   |   ALLMERICA    |  | LIFE AND |    |          |
             |  INSURANCE  |      |    LIFE     |   |   FINANCIAL    |  | ANNUITY  |    |          |
             |   COMPANY   |      |  INSURANCE  |   | LIFE INSURANCE |  | COMPANY  |    |        100% ------------
             | (Indiana)   |      |   COMPANY   |   |    COMPANY     |  |  (Iowa)  |    |          |  |  GLOBAL  |
             ---------------      |   (Texas)   |   |(Massachusetts) |  ------------    |          ---| ATLANTIC |
                   |              ---------------   ------------------        |         |          |  |   RISK   |
                   |                     |                                    |         |          |  | ADVISORS,|
                   |                     |                                    |         |          |  |   L.P.   |
                  100%                  100%                                  |         |          |  |(Delaware)|
                   |                     |                                    |         |          |  ------------
                   |                     |                                    |         |          |
            ----------------      ---------------                             |         |          |
            |    FLIC      |      | FORETHOUGHT |                             |         |          |
            |  PROPERTIES, |      |  HOLDINGS,  |                             |         |          |
            |     LLC      |      |    LLC      |                             |         |          |
            |  (Indiana)   |      |  (Indiana)  |                             |         |          |
            ----------------      ---------------                             |         |          |
                                                                              |        10%         |  ------------
                                                                              |         |        100% | GA RISK  |
                                                                              |         |          |  | ADVISORS,|
                                                                              |         |          ---|   INC.   |
                                                                              |         |          |  |(Delaware)|
                                                                              |         |          |  ------------
                                                                              |         |          |
                                                                              |         |          |  ------------
          ---------------------------------------------------------------------         |        100% | GLOBAL   |
          |           |             |           |           |             |             |          |  | ATLANTIC |
         100%        100%          100%        100%        100%          90%            |          ---| FINANCIAL|
          |           |             |           |           |             |             |          |  | COMPANY  |
  -------------  ------------  ----------  -----------  ------------  ------------------------     |  |(Delaware)|
  |  TAPIOCA  |  |  GOTHAM  |  |  CAPE  |  |  CAPE   |  |  CAPE    |  |    GOTHAM ISSUER,    |     |  ------------
  | VIEW, LLC |  | RE, INC. |  | VERITY |  | VERITY  |  | VERITY   |  |         LLC          |     |
  |(Delaware) |  |(Vermont) |  | I,INC. |  | II,INC. |  | III,INC. |  |     (Delaware)       |     |  -------------------
  -------------  ------------  | (Iowa) |  | (Iowa)  |  | (Iowa)   |  ------------------------   100% |     GLOBAL      |
                               ----------  -----------  ------------                               |  |     ATLANTIC    |
                                                                                                   ---|    EQUIPMENT    |
                                                                                                      | MANAGEMENT, LLC |
                                                                                                      |    (Delaware)   |
                                                                                                      -------------------

-----------------------------------------------------------------------------------------------------------------------------------
LEGAL ENTITY NAME          BUSINESS DESCRIPTION    PARENT 1                 OWNERSHIP INTEREST  PARENT 2         OWNERSHIP INTEREST
-----------------------------------------------------------------------------------------------------------------------------------
Accordia Life and Annuity  Life insurance company  Commonwealth Annuity                    100%
Company                                            and Life Insurance
                                                   Company
-----------------------------------------------------------------------------------------------------------------------------------
Ariel Re (Holdings)        Former holding company  Global Atlantic                         100%
Limited                    of divested P&C         Financial Group Limited
                           business
-----------------------------------------------------------------------------------------------------------------------------------
Cape Verity I, Inc.        Captive reinsurer for   Accordia Life and                       100%
                           ALAC business           Annuity Company
-----------------------------------------------------------------------------------------------------------------------------------
Cape Verity II, Inc.       Captive reinsurer for   Accordia Life and                       100%
                           ALAC business           Annuity Company
-----------------------------------------------------------------------------------------------------------------------------------
Cape Verity III, Inc.      Captive reinsurer for   Accordia Life and                       100%
                           ALAC business           Annuity Company
-----------------------------------------------------------------------------------------------------------------------------------
Commonwealth Annuity and   Life insurance company  Global Atlantic (Fin)                   100%
Life Insurance Company                             Company
-----------------------------------------------------------------------------------------------------------------------------------
Commonwealth Re Midco      Intermediate holding    Global Atlantic                         100%
Limited                    company for L&A         Financial Life Limited
                           business of GAFGL
-----------------------------------------------------------------------------------------------------------------------------------
EXL Solar HoldCo, LLC      Holds tax equity        Global Atlantic Re                      100%
                           investments in solar    Limited
                           electric generation
                           companies
-----------------------------------------------------------------------------------------------------------------------------------
First Allmerica Financial  Life insurance company  Commonwealth Annuity                    100%
Life Insurance Company                             and Life Insurance
                                                   Company
-----------------------------------------------------------------------------------------------------------------------------------
FLIC Properties, LLC       Title holder of         Forethought Life                        100%
                           certain real estate     Insurance Company
                           properties on behalf
                           of FLIC
-----------------------------------------------------------------------------------------------------------------------------------
ForeLife Agency, Inc.      Holder of Texas         Global Atlantic (Fin)                   100%
                           preneed permit          Company
                           enabling FLIC to sell
                           preneed life insurance
                           in Texas
-----------------------------------------------------------------------------------------------------------------------------------
Forethought Holdings, LLC  Marketing Company for   Forethought National                    100%
                           affiliates' products    Life Insurance Company
                           and services
-----------------------------------------------------------------------------------------------------------------------------------
Forethought Life           Issuer of life          Commonwealth Annuity                    100%
Insurance Company          insurance and           and Life Insurance
                           annuities contracts     Company
-----------------------------------------------------------------------------------------------------------------------------------
Forethought National       Issuer of life          Commonwealth Annuity                    100%
Life Insurance Company     insurance and           and Life Insurance
                           reinsurer of annuity    Company
                           contracts
-----------------------------------------------------------------------------------------------------------------------------------
GA Re Bermuda HoldCo       Limited partner of GA   Commonwealth Re Midco                   100%
Limited                    Re US HoldCo, LP        Limited
-----------------------------------------------------------------------------------------------------------------------------------
GA Re US HoldCo, LP        Delaware limited        Commonwealth Re Midco                    99% GA Re Bermuda                     1%
                           partnership             Limited                                      HoldCo Limited
-----------------------------------------------------------------------------------------------------------------------------------
GA Risk Advisors, Inc.     General partner of      Global Atlantic (Fin)                   100%
                           Global Atlantic Risk    Company
                           Advisors, L.P.
-----------------------------------------------------------------------------------------------------------------------------------
Global Atlantic Assurance  Reinsurance company     Commonwealth Re Midco                   100%
Limited                                            Limited
-----------------------------------------------------------------------------------------------------------------------------------
Global Atlantic            Securities Broker-      Global Atlantic (Fin)                   100%
Distributors, LLC          dealer registered with  Company
                           SEC and FINRA
-----------------------------------------------------------------------------------------------------------------------------------
Global Atlantic Equipment  Service Company         Global Atlantic (Fin)                   100%
Management, LLC                                    Company
-----------------------------------------------------------------------------------------------------------------------------------
Global Atlantic (Fin)      Intermediate holding    Commonwealth Re Midco                   100%
Company                    company for L&A         Limited
                           business of GAFGL
-----------------------------------------------------------------------------------------------------------------------------------
Global Atlantic Financial  Service company and     Global Atlantic (Fin)                   100%
Company                    common employer for     Company
                           the L&A business of
                           GAFG
-----------------------------------------------------------------------------------------------------------------------------------
Global Atlantic Financial  Ultimate parent and     The Goldman Sachs                        21% Third-party                      79%
Group Limited              holding company         Group, Inc.                                  Investors
-----------------------------------------------------------------------------------------------------------------------------------
Global Atlantic Financial  Parent and holding      Global Atlantic                         100%
Life Limited               company for L&A         Financial Group Limited
                           business of GAFGL
-----------------------------------------------------------------------------------------------------------------------------------
Global Atlantic            Investment advisor      Global Atlantic (Fin)                   100%
Investment Advisors, LLC   registered with SEC     Company
-----------------------------------------------------------------------------------------------------------------------------------
Global Atlantic Re         Reinsurance company     Commonwealth Re Midco                    75% GA Re US                         25%
Limited                                            Limited                                      HoldCo, LP
-----------------------------------------------------------------------------------------------------------------------------------
Global Atlantic Risk       Reinsurance             Global Atlantic (Fin)                   100%
Advisors, L.P.             intermediary            Company
-----------------------------------------------------------------------------------------------------------------------------------
Gotham Issuer, LLC         Limited liability       Accordia Life and                        90% Global Atlantic                  10%
                           company with limited    Annuity Company                              (Fin) Company
                           purpose of issuing
                           notes related to
                           Gotham Re, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
Gotham Re, Inc.            Vermont special         Accordia Life and                       100%
                           purpose financial       Annuity Company
                           insurance company
-----------------------------------------------------------------------------------------------------------------------------------
Tapioca View, LLC          Limited liability       Accordia Life and                       100%
                           company with limited    Annuity Company
                           purpose of making note
                           payments and any
                           applicable early
                           termination fees
                           related to Cape Verity
                           I, LLC
-----------------------------------------------------------------------------------------------------------------------------------

ITEM 27. NUMBER OF CONTRACT OWNERS

As of March 31, 2019, there were 9,848 Contract holders of qualified Contracts and 4,151 Contract holders of non-qualified Contracts.

ITEM 28. INDEMNIFICATION

Article VI of the Company's Bylaws states: The Corporation shall indemnify to the full extent permitted by applicable law any person made or threatened to be made a party to any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person or such person's testator or intestate is or was a director, officer or employee of the Corporation or serves or served at the request of the Corporation any other enterprise as a director, officer or employee. Expenses, including attorneys' fees, incurred by any such person in defending any such action, suit or proceeding shall be paid or reimbursed by the Corporation promptly upon receipt by it of an undertaking of such person to repay such expenses if such person if finally adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Corporation or other enterprise. The Corporation shall accept such undertaking without reference to the financial ability of such person to make repayment. Notwithstanding the foregoing, no indemnification shall be provided for any person with respect to any matter as to which such person shall have been finally adjudicated not to have acted in good faith in the reasonable belief that the action was in best interests of the Corporation or other enterprise. No matter disposed of by settlement, compromise, the entry of a consent decree or the entry of any plea in a criminal proceeding, shall of itself be deemed an adjudication of not having acted in good faith in the reasonable belief that the action was in the best interest of the Corporation. The rights provided to any person by this by -law shall be enforceable against the Corporation by such person who shall be presumed to have relied upon it in serving or continuing to serve as director, officer or employee as provided above. No amendment of this by-law shall impair the rights of any person arising at any time with respect to events occurring prior to such amendment.

ITEM 29. PRINCIPAL UNDERWRITERS

    (a) Global Atlantic Distributors, LLC also acts as a principal underwriter for the following:

        - VEL Account, VEL II Account, VEL Account III, Separate Account SPL-D, Separate Account IMO, Select Account III, Inheiritage Account, Separate Accounts VA-A, VA-B, VA-C, VA-G, VA-H, VA-K, VA-P, Commonwealth Select Separate Account II, Group VEL Account, Separate Account KG, Separate Account KGC, Fulcrum Separate Account, Fulcrum Variable Life Separate Account, Separate Account FUVUL, Separate Account IMO, Commonwealth Annuity Select Separate Account, and Commonwealth Annuity Separate Account A of Commonwealth Annuity and Life Insurance Company

        - Inheiritage Account, VEL II Account, Separate Account I, Separate Account VA-K, Separate Account VA-P, Allmerica Select Separate Account II, Group VEL Account, Separate Account KG, Separate Account KGC, Fulcrum Separate Account, and Allmerica Select Separate Account of First Allmerica Financial Life Insurance Company.

    (b) Unless otherwise indicated, the principal business address of each of the following Directors and Officers is:

        4 World Trade Center, 51st Floor
        150 Greenwich Street
        New York, NY 10007

--------
    (1) 20 Guest Street, Brighton, MA  02135
    (2) One Financial Plaza, 755 Main Street, 24th Floor, Hartford, CT 06103
    (3) 4405 Cox Road, Suite 150, Glen Allen, VA  23060
    (4) 10 West Market Street, Suite 2300, Indianapolis, IN 46204

                                                   POSITION OR OFFICE WITH
NAME                                                     UNDERWRITER
------------------------------  ----------------------------------------------------------------
Robert M. Arena(2)              President, Manager and Chairman
Jeffrey Harpel (3)              Chief Financial Officer

Andrew Shainberg                Chief Compliance Officer
Samuel Ramos                    General Counsel and Secretary
Virginia H. Johnson (1)         Assistant Secretary
Sarah Patterson (2)             Assistant Secretary
John J. Fowler (1)              Treasurer
Justin MacNeil (1)              Assistant Treasurer
Paula Nelson (2)                Head of Distribution, Manager
Dean Siegel (2)                 Vice President
Ronald Hensel (2)               Vice President
Eric Todd (4)                   Manager

(c) As indicated in Part B (Statement of Additional Information), the following commissions and other compensation were received by Global Atlantic Distributors, LLC, directly or indirectly, from the Registrant during the Registrant's last fiscal year.

                           (2) NET
(1) NAME OF              UNDERWRITING
PRINCIPAL                DISCOUNTS AND      (3) COMPENSATION     (4) BROKERAGE        (5) OTHER
UNDERWRITER               COMMISSIONS         ON REDEMPTION       COMMISSIONS        COMPENSATION
---------------------  ------------------  -------------------  -----------------  -----------------

Global Atlantic              None                None                N/A                 N/A
Distributors, LLC

As indicated in Part B (Statement of Additional Information) in response to Item 20(c), there were no commissions retained by Global Atlantic Distributors, LLC, the principal underwriter of the Contracts, for sales of variable contracts funded by the Registrant in 2018. No other commission or other compensation was received by Global Atlantic Distributors, LLC, directly or indirectly, from the Registrant during the Registrant's last fiscal year.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

Each account, book or other document required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 thereunder are maintained for the Company by the Registrant through Global Atlantic Financial Group, at its office at One Financial Plaza, 755 Main Street, 24th Floor, Hartford, CT 06103.

ITEM 31. MANAGEMENT SERVICES

      The Company provides daily unit value calculations and related services for the Company's separate accounts.

ITEM 32. UNDERTAKINGS

      (a) The Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

      (b) The Registrant hereby undertakes to include in the prospectus a toll-free number to obtain a Statement of Additional Information.

      (c) The Registrant hereby undertakes to deliver a Statement of Additional Information and any financial statements promptly upon written or oral request, according to the requirements of Form N-4.

      (d) Insofar as indemnification for liability arising under the 1933 Act may be permitted to Directors, Officers and Controlling Persons of Registrant under any registration statement, underwriting agreement or otherwise, Registrant has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Director, Officer or Controlling Person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, Officer or Controlling Person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

      (e) The Company hereby represents that the aggregate fees and charges under the Policies are reasonable in relation to the services rendered, expenses expected to be incurred, and risks assumed by the Company.

ITEM 33. REPRESENTATIONS CONCERNING WITHDRAWAL RESTRICTIONS ON SECTION 403(b) PLANS AND UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM

      Registrant, a separate account of Commonwealth Annuity and Life Insurance Company ("Company"), states that it is (a) relying on Rule 6c-7 under the 1940 Act with respect to withdrawal restrictions under the Texas Optional Retirement Program ("Program") and (b) relying on the "no-action" letter (Ref. No. IP- 6-88) issued on November 28, 1988 to the American Council of Life Insurance, in applying the withdrawal restrictions of Internal Revenue Code Section 403(b)(11).

      Registrant has taken the following steps in reliance on the letter:

1. Appropriate disclosures regarding the withdrawal restrictions imposed by the Program and by Section 403(b)(11) have been included in the prospectus of each registration statement used in connection with the offer of the Company's variable contracts.

2. Appropriate disclosures regarding the withdrawal restrictions imposed by the Program and by Section 403(b)(11) have been included in sales literature used in connection with the offer of the Company's variable contracts.

3. Sales Representatives who solicit participants to purchase the variable contracts have been instructed to specifically bring the withdrawal restrictions imposed by the Program and by Section 403(b)(11) to the attention of potential participants.

4. A signed statement acknowledging the participant's understanding of (I) the restrictions on withdrawal imposed by the Program and by Section 403(b)(11) and (ii) the investment alternatives available under the employer's arrangement will be obtained from each participant who purchases a variable annuity contract prior to or at the time of purchase.

Registrant hereby represents that it will not act to deny or limit a transfer request except to the extent that a Service-Ruling or written opinion of counsel, specifically addressing the fact pattern involved and taking into account the terms of the applicable employer plan, determines that denial or limitation is necessary for the variable annuity contracts to meet the requirements of the Program or of Section 403(b). Any transfer request not so denied or limited will be effected as expeditiously as possible.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Brighton, and Commonwealth of Massachusetts, on the 22nd day of April, 2019.

                            SEPARATE ACCOUNT VA-K OF
                COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

                  By: /s/ Sarah M. Patterson
                      -----------------------------------------------------
                  Sarah M. Patterson, Managing Director, Associate General Counsel, and Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

      SIGNATURES                                 TITLE                            DATE
-----------------------   ----------------------------------------------  ----------------------
Robert Arena*             Director, Chairman of the Board and Executive   April 22, 2019
-----------------------   Vice President

David Jacoby*             Chief Financial Officer
-----------------------

Hanben Kim Lee*           Director and Executive Vice President
-----------------------

Gilles M. Dellaert*       Director and Chief Investment Officer
-----------------------

Eric D. Todd*             Director and Managing Director
-----------------------

David Wilken*             Director
-----------------------


*Sarah M. Patterson, by signing her name hereto, does hereby sign this document on behalf of each of the above-named Directors and Officers of the Registrant pursuant to the Powers of Attorney duly executed by such persons.

/s/ Sarah M. Patterson
----------------------------------------
Sarah M. Patterson, Attorney-in-Fact

(033-39702) Exec Annuity Plus/Allmerica Advantage

                                 EXHIBIT TABLE

Exhibit 8(d) Amended and Restated Participation Agreement dated May 1, 2002, and Amendment to Participation Agreement dated December 30, 2005 with MFS

Exhibit 8(e) Amended and Restated Participation Agreement dated May 1, 2000, and Amendment to Participation Agreement dated June 1, 2009 with Oppenheimer

Exhibit 9             Opinion of Counsel

Exhibit 10            Consent of Independent Registered Public Accounting Firm

Exhibit 99(i)         Directors' Power of Attorney for Robert Arena

Exhibit 99(ii)        Directors' Power of Attorney for David Jacoby

Exhibit 99(iii)       Directors' Power of Attorney for Hanben Kim Lee

Exhibit 99(iv)        Directors' Power of Attorney for Gilles M. Dellaert

Exhibit 99(v)         Directors' Power of Attorney for Eric D. Todd

Exhibit 99(vi)        Directors' Power of Attorney for David Wilken